EXECUTION COPY

J.P. MORGAN ACCEPTANCE CORPORATION I

Depositor

U.S. BANK NATIONAL ASSOCIATION

Master Servicer and Securities Administrator

and

HSBC BANK USA, NATIONAL ASSOCIATION

Trustee

___________________________

POOLING AND SERVICING AGREEMENT

Dated as of November 1, 2006

___________________________

J.P. MORGAN ALTERNATIVE LOAN TRUST 2006-A7

MORTGAGE PASS-THROUGH CERTIFICATES

TABLE OF CONTENTS

Page

ARTICLE I DEFINITIONS

13

SECTION 1.01

Definitions.

13

SECTION 1.02

Calculations Respecting Mortgage Loans.

53

ARTICLE II DECLARATION OF TRUST; ISSUANCE OF CERTIFICATES

54

SECTION 2.01

Creation and Declaration of Trust Fund; Conveyance of Mortgage

Loans.

54

SECTION 2.02

Acceptance of Trust Fund by Trustee; Review of Documentation for

Trust Fund.

57

SECTION 2.03

Representations and Warranties of the Depositor.

58

SECTION 2.04

Representations and Warranties as to the Mortgage Loans.

60

SECTION 2.05

Discovery of Breach; Repurchase or Substitution of Mortgage Loans;

Representations and Warranties of Seller as to the Mortgage Loans.

60

SECTION 2.06

Grant Clause.

65

SECTION 2.07

Swap Agreement.

66

ARTICLE III THE CERTIFICATES

67

SECTION 3.01

The Certificates.

67

SECTION 3.02

Registration.

68

SECTION 3.03

Transfer and Exchange of Certificates.

69

SECTION 3.04

Cancellation of Certificates.

73

SECTION 3.05

Replacement of Certificates.

73

SECTION 3.06

Persons Deemed Owners.

73

SECTION 3.07

Temporary Certificates.

74

SECTION 3.08

Appointment of Paying Agent.

74

SECTION 3.09

Book-Entry Certificates.

74

ARTICLE IV ADMINISTRATION OF THE TRUST FUND

76

SECTION 4.01

Custodial Accounts; Distribution Account.

76

SECTION 4.02

[Reserved].

77

SECTION 4.03

[Reserved].

77

SECTION 4.04

Reports to Trustee and Certificateholders.

77

ARTICLE V DISTRIBUTIONS TO HOLDERS OF CERTIFICATES

79

SECTION 5.01

Distributions Generally.

79

SECTION 5.02

Distributions from the Distribution Account.

80

SECTION 5.03

Allocation of Losses.

92

SECTION 5.04

Advances by Master Servicer.

93

SECTION 5.05

Compensating Interest Payments.

94

SECTION 5.06

Swap Trust.

94

SECTION 5.07

Rights of Swap Provider.

95

SECTION 5.08

Replacement of Swap Provider.

95

SECTION 5.09

Distribution of Net Swap Payments.

96

ARTICLE VI CONCERNING THE TRUSTEE AND THE SECURITIES ADMINISTRATOR;

EVENTS OF DEFAULT

98

SECTION 6.01

Duties of Trustee and the Securities Administrator.

98

SECTION 6.02

Certain Matters Affecting the Trustee and the Securities

Administrator.

101

SECTION 6.03

Trustee and Securities Administrator Not Liable for Certificates.

103

SECTION 6.04

Trustee and the Securities Administrator May Own Certificates.

103

SECTION 6.05

Eligibility Requirements for Trustee.

103

SECTION 6.06

Resignation and Removal of Trustee and the Securities Administrator.

104

SECTION 6.07

Successor Trustee and Successor Securities Administrator.

105

SECTION 6.08

Merger or Consolidation of Trustee or the Securities Administrator.

106

SECTION 6.09

Appointment of Co-Trustee, Separate Trustee or Custodian.

106

SECTION 6.10

Authenticating Agents.

108

SECTION 6.11

Indemnification of the Trustee, the Master Servicer and the Securities

Administrator.

109

SECTION 6.12

Fees and Expenses of the Master Servicer and the Trustee.

109

SECTION 6.13

Collection of Monies.

110

SECTION 6.14

Events of Default; Trustee To Act; Appointment of Successor.

110

SECTION 6.15

Additional Remedies of Trustee Upon Event of Default.

114

SECTION 6.16

Waiver of Defaults.

114

SECTION 6.17

Notification to Holders.

114

SECTION 6.18

Directions by Certificateholders and Duties of Trustee During Event of

Default.

114

SECTION 6.19

Action Upon Certain Failures of the Master Servicer and Upon Event

of Default.

115

SECTION 6.20

Preparation of Tax Returns and Other Reports.

115

SECTION 6.21

Determination of LIBOR.

116

ARTICLE VII PURCHASE OF MORTGAGE LOANS AND TERMINATION OF

THE TRUST FUND

116

SECTION 7.01

Purchase of Mortgage Loans; Termination of Trust Fund Upon

Purchase or Liquidation of All Mortgage Loans.

116

SECTION 7.02

Procedure Upon Redemption or Termination of Trust Fund.

117

SECTION 7.03

Additional Trust Fund Termination Requirements.

118

ARTICLE VIII RIGHTS OF CERTIFICATEHOLDERS

119

SECTION 8.01

Limitation on Rights of Holders.

119

SECTION 8.02

Access to List of Holders.

120

SECTION 8.03

Acts of Holders of Certificates.

120

ARTICLE IX ADMINISTRATION AND SERVICING OF MORTGAGE LOANS BY THE

MASTER SERVICER

121

SECTION 9.01

Duties of the Master Servicer; Enforcement of Servicers; and Master

Servicer’s Obligations.

121

SECTION 9.02

Assumption of Master Servicing by Trustee.

123

SECTION 9.03

Representations and Warranties of the Master Servicer.

124

SECTION 9.04

Compensation to the Master Servicer.

125

SECTION 9.05

Merger or Consolidation.

126

SECTION 9.06

Resignation of Master Servicer.

126

SECTION 9.07

Assignment or Delegation of Duties by the Master Servicer.

126

SECTION 9.08

Limitation on Liability of the Master Servicer and Others.

127

SECTION 9.09

Indemnification; Third-Party Claims.

127

ARTICLE X REMIC ADMINISTRATION

128

SECTION 10.01

REMIC Administration.

128

SECTION 10.02

Prohibited Transactions and Activities.

131

SECTION 10.03

Indemnification with Respect to Prohibited Transactions or Loss of

REMIC Status.

131

SECTION 10.04

REO Property.

132

SECTION 10.05

Fidelity Bond.

132

ARTICLE XI EXCHANGE ACT REPORTING

133

SECTION 11.01

Form 10-D Reporting.

133

SECTION 11.02

Form 10-K Reporting.

134

SECTION 11.03

Form 8-K Reporting.

136

SECTION 11.04

Delisting; Amendment; Late Filing of Reports.

137

SECTION 11.05

Annual Statements of Compliance.

138

SECTION 11.06

Annual Assessments of Compliance.

138

SECTION 11.07

Accountant’s Attestation.

140

SECTION 11.08

Sarbanes-Oxley Certification.

141

SECTION 11.09

Indemnification.

142

SECTION 11.10

Additional Information.

143

SECTION 11.11

[Reserved.]

143

SECTION 11.12

Intention of the Parties and Interpretation.

143

SECTION 11.13

Notice under Article XI.

144

ARTICLE XII MISCELLANEOUS PROVISIONS

144

SECTION 12.01

Binding Nature of Agreement; Assignment.

144

SECTION 12.02

Entire Agreement.

144

SECTION 12.03

Amendment.

144

SECTION 12.04

Voting Rights.

146

SECTION 12.05

Provision of Information.

146

SECTION 12.06

Governing Law.

146

SECTION 12.07

Notices.

147

SECTION 12.08

Severability of Provisions.

147

SECTION 12.09

Indulgences; No Waivers.

147

SECTION 12.10

Headings Not To Affect Interpretation.

147

SECTION 12.11

Benefits of Agreement.

147

SECTION 12.12

Special Notices to the Rating Agencies.

148

SECTION 12.13

Conflicts.

149

SECTION 12.14

Counterparts.

149

SECTION 12.15

No Petitions.

149

ATTACHMENTS

Exhibit A

Forms of Certificates

Exhibit B

Form of Residual Certificate Transfer Affidavit (Transferee)

Exhibit C

Form of Residual Certificate Transfer Affidavit (Transferor)

Exhibit D

[Reserved]

Exhibit E

List of Purchase and Servicing Agreements, Servicing Agreements and Purchase

Agreements

Exhibit F

List of Custodial Agreements

Exhibit G

[Reserved]

Exhibit H

Form of Rule 144A Transfer Certificate

Exhibit I

Form of Purchaser’s Letter for Institutional Accredited Investors

Exhibit J

Form of ERISA Transfer Affidavit

Exhibit K

Form of Letter of Representations with the Depository Trust Company

Exhibit L

Form of Custodian Certification

Exhibit M

Relevant Servicing Criteria

Exhibit N

Form 10-D, Form 8-K and Form 10-K Reporting Responsibility

Exhibit O

[Reserved]

Exhibit P

Form of Annual Back-Up Certification

Exhibit Q

Additional Disclosure Notification

Schedule A

Mortgage Loan Schedule

Schedule B

Swap Agreement Schedule

This POOLING AND SERVICING AGREEMENT, dated as of November 1, 2006 (the “Agreement”), by and among J.P. MORGAN ACCEPTANCE CORPORATION I, a Delaware corporation, as depositor (the “Depositor”), HSBC BANK USA, NATIONAL ASSOCIATION, as trustee (the “Trustee”) and U.S. BANK NATIONAL ASSOCIATION, in its dual capacities as master servicer (the “Master Servicer”) and securities administrator (the “Securities Administrator”) and acknowledged by J.P. MORGAN MORTGAGE ACQUISITION CORP., a Delaware corporation, as seller (the “Seller”), for purposes of Sections 2.04 and 2.05 and JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, a national banking association, as a custodian and THE BANK OF NEW YORK TRUST COMPANY, NATIONAL ASSOCIATION, as a custodian (each a “Custodian”) for purposes of Sections 11.01, 11.02, 11.03, 11.06, 11.07 and 11.09.

PRELIMINARY STATEMENT

The Depositor has acquired the Mortgage Loans from the Seller and at the Closing Date is the owner of the Mortgage Loans and the other property being conveyed by the Depositor to the Trustee hereunder for inclusion in the Trust Fund.  On the Closing Date, the Depositor will acquire the Certificates from the Trustee as consideration for the Depositor’s transfer to the Trust Fund of the Mortgage Loans and the other property constituting the Trust Fund.  The Depositor has duly authorized the execution and delivery of this Agreement to provide for the conveyance to the Trustee of the Mortgage Loans and the other property constituting the Trust Fund.  All covenants and agreements made by the Depositor, the Master Servicer, the Securities Administrator and the Trustee herein, with respect to the Mortgage Loans and the other property constituting the Trust Fund, are for the benefit of the Holders from time to time of the Certificates.  The Depositor, the Trustee, the Master Servicer and the Securities Administrator are entering into this Agreement, and the Trustee is accepting the Trust Fund created hereby, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged.

As provided herein, the Trustee shall elect that the Trust Fund (exclusive of (i) the Additional Collateral, (ii) the Swap Agreement, (iii) the Swap Trust, (iv) any payments with respect to Basis Risk or Net WAC Shortfall Carryover Amounts, and (v) payments with respect to Class I Shortfalls (collectively, the “Excluded Trust Property”) be treated for federal income tax purposes as comprising four real estate mortgage investment conduits (each, a “REMIC” or, in the alternative, “Lower-Tier REMIC 1,” “Lower-Tier REMIC 2,” “Middle-Tier REMIC 1,” and the “Upper-Tier” or “Master REMIC”).  Each Certificate, other than the Class A-R Certificate, shall represent ownership of one or more regular interests in the Upper-Tier REMIC for purposes of the REMIC Provisions.  The Class A-R Certificate represents ownership of the sole class of residual interest in the Upper-Tier REMIC.  The Upper-Tier REMIC shall hold as assets the several classes of uncertificated Middle-Tier REMIC Interests in the Middle-Tier REMIC 1 (other than the Class 1-MT-R Interest) and the several classes of uncertificated Lower-Tier REMIC Interests in Lower-Tier REMIC 2 (other than the Class 2-LT-R Interest), the Class 1-P Reserve Fund, the Class 2-P Reserve Fund, and the Class A-R Reserve Fund.  Each Middle-Tier REMIC 1 Interest (other than the Class MT1-R Interest) is hereby designated as a regular interest in Middle-Tier REMIC 1 (each, a “Middle-Tier REMIC 1 Interest”), and each Lower-Tier REMIC 2 Interest (other than the Class 2-LT-R Interest) is hereby designated as a regular interest in Lower-Tier REMIC 2 (each, a “Lower-Tier REMIC 2 Regular Interest”).  Middle-Tier REMIC 1 shall hold as assets the several classes of uncertificated Lower-Tier REMIC Interests in Lower-Tier REMIC 1 (other than the Class 1-LT-R Interest.)  Lower-Tier REMIC 1 shall hold as assets all property of the Trust Fund related to Pool 1 (other than any related Excluded Trust Property).   Each Lower-Tier REMIC 1 Interest (other than the Class 1-LT-R Interest) is hereby designated as a regular interest in Lower-Tier REMIC 1 (each, a “Lower-Tier REMIC 1 Regular Interest”).  Lower-Tier REMIC 2 shall hold as assets all property of the Trust Fund related to Pool 2 (other than any related Excluded Property).   Each Lower-Tier REMIC 2 Interest (other than the Class 2-LT-R Interest) is hereby designated as a regular interest in Lower-Tier REMIC 2 (each, a “Lower-Tier REMIC 2 Regular Interest”). The latest possible maturity date of all REMIC regular interests created in this Agreement shall be the Latest Possible Maturity Date.

Lower-Tier REMIC 1:

The following table sets forth the designations, principal balances, and interest rates for each interest in Lower-Tier REMIC 1, each of which (other than the 1-LT-R interest) is hereby designated as a regular interest in Lower-Tier REMIC 1 (the “Lower-Tier REMIC 1 Regular Interests”):

Class Designation	Initial Principal Balance	Interest Rate
LT1-F1	$ 13,140,750.62	(2)
LT1-V1	$ 13,140,750.62	(3)
LT1-F2	$ 12,749,953.24	(2)
LT1-V2	$ 12,749,953.24	(3)
LT1-F3	$ 13,699,778.97	(2)
LT1-V3	$ 13,699,778.97	(3)
LT1-F4	$ 11,906,918.20	(2)
LT1-V4	$ 11,906,918.20	(3)
LT1-F5	$ 12,998,836.05	(2)
LT1-V5	$ 12,998,836.05	(3)
LT1-F6	$ 11,678,936.42	(2)
LT1-V6	$ 11,678,936.42	(3)
LT1-F7	$ 10,497,268.96	(2)
LT1-V7	$ 10,497,268.96	(3)
LT1-F8	$ 12,081,540.82	(2)
LT1-V8	$ 12,081,540.82	(3)
LT1-F9	$ 10,564,312.41	(2)
LT1-V9	$ 10,564,312.41	(3)
LT1-F10	$ 9,522,957.75	(2)
LT1-V10	$ 9,522,957.75	(3)
LT1-F11	$ 9,243,035.14	(2)
LT1-V11	$ 9,243,035.14	(3)
LT1-F12	$ 8,971,334.81	(2)
LT1-V12	$ 8,971,334.81	(3)
LT1-F13	$ 8,707,615.38	(2)
LT1-V13	$ 8,707,615.38	(3)
LT1-F14	$ 9,219,600.03	(2)
LT1-V14	$ 9,219,600.03	(3)
LT1-F15	$ 11,628,457.10	(2)
LT1-V15	$ 11,628,457.10	(3)
LT1-F16	$ 9,126,565.56	(2)
LT1-V16	$ 9,126,565.56	(3)
LT1-F17	$ 11,257,903.22	(2)
LT1-V17	$ 11,257,903.22	(3)
LT1-F18	$ 8,205,141.28	(2)
LT1-V18	$ 8,205,141.28	(3)
LT1-F19	$ 12,463,533.34	(2)
LT1-V19	$ 12,463,533.34	(3)
LT1-F20	$ 8,321,465.50	(2)
LT1-V20	$ 8,321,465.50	(3)
LT1-F21	$ 10,289,976.97	(2)
LT1-V21	$ 10,289,976.97	(3)
LT1-F22	$ 6,082,021.88	(2)
LT1-V22	$ 6,082,021.88	(3)
LT1-F23	$ 6,436,280.97	(2)
LT1-V23	$ 6,436,280.97	(3)
LT1-F24	$ 5,714,105.01	(2)
LT1-V24	$ 5,714,105.01	(3)
LT1-F25	$ 5,546,131.75	(2)
LT1-V25	$ 5,546,131.75	(3)
LT1-F26	$ 6,119,873.75	(2)
LT1-V26	$ 6,119,873.75	(3)
LT1-F27	$ 9,781,824.28	(2)
LT1-V27	$ 9,781,824.28	(3)
LT1-F28	$ 5,856,292.79	(2)
LT1-V28	$ 5,856,292.79	(3)
LT1-F29	$ 4,742,711.76	(2)
LT1-V29	$ 4,742,711.76	(3)
LT1-F30	$ 8,806,937.57	(2)
LT1-V30	$ 8,806,937.57	(3)
LT1-F31	$ 4,665,005.44	(2)
LT1-V31	$ 4,665,005.44	(3)
LT1-F32	$ 9,523,120.28	(2)
LT1-V32	$ 9,523,120.28	(3)
LT1-F33	$ 4,457,052.50	(2)
LT1-V33	$ 4,457,052.50	(3)
LT1-F34	$ 12,058,763.84	(2)
LT1-V34	$ 12,058,763.84	(3)
LT1-F35	$ 12,260,200.43	(2)
LT1-V35	$ 12,260,200.43	(3)
LT1-F36	$ 3,079,700.01	(2)
LT1-V36	$ 3,079,700.01	(3)
LT1-F37	$ 2,989,171.77	(2)
LT1-V37	$ 2,989,171.77	(3)
LT1-F38	$ 2,901,302.69	(2)
LT1-V38	$ 2,901,302.69	(3)
LT1-F39	$ 2,816,014.67	(2)
LT1-V39	$ 2,816,014.67	(3)
LT1-F40	$ 2,733,231.96	(2)
LT1-V40	$ 2,733,231.96	(3)
LT1-F41	$ 2,652,880.99	(2)
LT1-V41	$ 2,652,880.99	(3)
LT1-F42	$ 2,574,890.40	(2)
LT1-V42	$ 2,574,890.40	(3)
LT1-F43	$ 2,499,190.86	(2)
LT1-V43	$ 2,499,190.86	(3)
LT1-F44	$ 2,425,715.14	(2)
LT1-V44	$ 2,425,715.14	(3)
LT1-F45	$ 2,354,397.93	(2)
LT1-V45	$ 2,354,397.93	(3)
LT1-F46	$ 2,330,531.29	(2)
LT1-V46	$ 2,330,531.29	(3)
LT1-F47	$ 2,216,659.19	(2)
LT1-V47	$ 2,216,659.19	(3)
LT1-F48	$ 2,208,348.53	(2)
LT1-V48	$ 2,208,348.53	(3)
LT1-F49	$ 2,086,516.45	(2)
LT1-V49	$ 2,086,516.45	(3)
LT1-F50	$ 2,542,973.71	(2)
LT1-V50	$ 2,542,973.71	(3)
LT1-F51	$ 5,045,640.14	(2)
LT1-V51	$ 5,045,640.14	(3)
LT1-F52	$ 1,801,405.83	(2)
LT1-V52	$ 1,801,405.83	(3)
LT1-F53	$ 6,501,945.45	(2)
LT1-V53	$ 6,501,945.45	(3)
LT1-F54	$ 2,602,835.34	(2)
LT1-V54	$ 2,602,835.34	(3)
LT1-F55	$ 1,575,950.80	(2)
LT1-V55	$ 1,575,950.80	(3)
LT1-F56	$ 11,238,654.65	(2)
LT1-V56	$ 11,238,654.65	(3)
LT1-F57	$ 1,797,873.74	(2)
LT1-V57	$ 1,797,873.74	(3)
LT1-F58	$ 16,870,197.43	(2)
LT1-V58	$ 16,870,197.43	(3)
LT1-F59	$ 18,826,784.25	(2)
LT1-V59	$ 18,826,784.25	(3)
1-LT-R	(1)	(1)

___________________________

(1)

The Class 1-LT-R interest shall not have a principal amount and shall not bear interest.  The Class 1-LT-R interest is hereby designated as the sole class of residual interest in Lower-Tier REMIC 1.

(2)

For any Distribution Date (and the related Interest Accrual Period), the interest rate for each of these interests shall be the lesser of (i) the REMIC Swap Rate for such Distribution Date, and (ii) the product of (a) the Pool 1 Net WAC, determined without regard to the Swap Agreement (the “REMIC Net WAC Rate”) and (b) 2.

(3)

For any Distribution Date (and the related Interest Accrual Period), the interest rate for each of these interests shall be the excess, if any, of (i) the product of (a) the REMIC Net WAC Rate and (b) 2, over (ii) the REMIC Swap Rate for such Distribution Date.

On each Distribution Date, the Securities Administrator shall first pay or charge as an expense of  Lower-Tier REMIC 1 all expenses of the Trust Fund for such Distribution Date allocable to Pool 1, other than any Net Swap Payment or Swap Termination Payment required to be made from the Trust Fund or the Swap Trust.

On each Distribution Date, the Securities Administrator shall distribute the aggregate Pool 1 Interest Remittance Amount (net of expenses described in the preceding paragraph) with respect to each of the Lower-Tier REMIC 1 Regular Interests based on the above-described interest rates.

On each Distribution Date, the Securities Administrator shall distribute the aggregate Pool 1 Principal Remittance Amount with respect to the REMIC 1 Regular Interests, sequentially, to the Lower-Tier REMIC 1 Regular Interests in ascending order of their numerical class designation, and, with respect to each pair of classes having the same numerical designation, in equal amounts to each such class, until the principal balance of each such class is reduced to zero.  All losses on the Pool 1 Mortgage Loans shall be allocated among the Lower-Tier REMIC 1 Regular Interests in the same manner that principal distributions are allocated.

On each Distribution Date, the Securities Administrator shall distribute an amount equal to the amount then on deposit in the Distribution Account that represents Prepayment Premiums with respect to Pool 1 to the Class LT1-F59 Interest.

Middle-Tier REMIC 1:

The following table sets forth the designations, principal balances, and interest rates for each interest in Middle-Tier REMIC 1, each of which (other than the MT1-R interest) is hereby designated as a regular interest in Middle-Tier REMIC 1 (the “Middle-Tier REMIC 1 Regular Interests”):

Middle-Tier REMIC 1 Class Designation	Middle-Tier REMIC 1 Interest Rate	Initial Class Principal Amount	Corresponding Class of Certificate(s)
MT1-A1	(1)	½ Corresponding Class balance	1-A-1
MT1-A2	(1)	½ Corresponding Class balance	1-A-2
MT1-A3	(1)	½ Corresponding Class balance	1-A-3
MT1-A4	(1)	½ Corresponding Class balance	1-A-4
MT1-A5	(1)	½ Corresponding Class balance	1-A-5
MT1-M1	(1)	½ Corresponding Class balance	1-M-1
MT1-M2	(1)	½ Corresponding Class balance	1-M-2
MT1-M3	(1)	½ Corresponding Class balance	1-M-3
MT1-M4	(1)	½ Corresponding Class balance	1-M-4
MT1-M5	(1)	½ Corresponding Class balance	1-M-5
MT1-B1	(1)	½ Corresponding Class balance	1-B-1
MT1-B2	(1)	½ Corresponding Class balance	1-B-2
MT1-Q	(1)	(4)	N/A
MT1-IO	(2)	(2)	N/A
MT1-R	(3)	(3)	R

___________________________

(1)

For any Distribution Date (and the related Interest Accrual Period), the interest rate for each of these interests is a per annum rate equal to the weighted average of the interest rates on the Lower-Tier REMIC 1 Regular Interests for such Distribution Date, provided, however, that for any Distribution Date on which the MT1-IO Interest is entitled to a portion of the interest accruals on a Lower-Tier REMIC 1 Regular Interest having an “F” in its class designation, as described in footnote two below, such weighted average shall be computed by first subjecting the rate on such Lower-Tier REMIC 1 Regular Interest to a cap equal to the product of (i) two, and (ii) Swap LIBOR for such Distribution Date (the “Middle-Tier REMIC 1 Net WAC Rate”).

(2)

The Class MT1-IO is an interest only class that does not have a principal balance.  For the applicable Distribution Date listed in the first column in the table below, the Class MT1-IO shall be entitled to interest accrued on each Lower-Tier REMIC 1 Regular Interest listed in the second column in the table below at a per annum rate equal to the excess, if any, of (i) the interest rate for each such Lower-Tier REMIC 1 Regular Interest for such Distribution Date over (ii) the product of (a) two, and (b) Swap LIBOR for such Distribution Date.

Distribution Dates	REMIC I Class Designation
1	Class LT1-F1 through LT1-F59
2	Class LT1-F2 through LT1-F59
3	Class LT1-F3 through LT1-F59
4	Class LT1-F4 through LT1-F59
5	Class LT1-F5 through LT1-F59
6	Class LT1-F6 through LT1-F59
7	Class LT1-F7 through LT1-F59
8	Class LT1-F8 through LT1-F59
9	Class LT1-F9 through LT1-F59
10	Class LT1-F10 through LT1-F59
11	Class LT1-F11 through LT1-F59
12	Class LT1-F12 through LT1-F59
13	Class LT1-F13 through LT1-F59
14	Class LT1-F14 through LT1-F59
15	Class LT1-F15 through LT1-F59
16	Class LT1-F16 through LT1-F59
17	Class LT1-F17 through LT1-F59
18	Class LT1-F18 through LT1-F59
19	Class LT1-F19 through LT1-F59
20	Class LT1-F20 through LT1-F59
21	Class LT1-F21 through LT1-F59
22	Class LT1-F22 through LT1-F59
23	Class LT1-F23 through LT1-F59
24	Class LT1-F24 through LT1-F59
25	Class LT1-F25 through LT1-F59
26	Class LT1-F26 through LT1-F59
27	Class LT1-F27 through LT1-F59
28	Class LT1-F28 through LT1-F59
29	Class LT1-F29 through LT1-F59
30	Class LT1-F30 through LT1-F59
31	Class LT1-F31 through LT1-F59
32	Class LT1-F32 through LT1-F59
33	Class LT1-F33 through LT1-F59
34	Class LT1-F34 through LT1-F59
35	Class LT1-F35 through LT1-F59
36	Class LT1-F36 through LT1-F59
37	Class LT1-F37 through LT1-F59
38	Class LT1-F38 through LT1-F59
39	Class LT1-F39 through LT1-F59
40	Class LT1-F40 through LT1-F59
41	Class LT1-F41 through LT1-F59
42	Class LT1-F42 through LT1-F59
43	Class LT1-F43 through LT1-F59
44	Class LT1-F44 through LT1-F59
45	Class LT1-F45 through LT1-F59
46	Class LT1-F46 through LT1-F59
47	Class LT1-F47 through LT1-F59
48	Class LT1-F48 through LT1-F59
49	Class LT1-F49 through LT1-F59
50	Class LT1-F50 through LT1-F59
51	Class LT1-F51 through LT1-F59
52	Class LT1-F52 through LT1-F59
53	Class LT1-F53 through LT1-F59
54	Class LT1-F54 through LT1-F59
55	Class LT1-F55 through LT1-F59
56	Class LT1-F56 through LT1-F59
57	Class LT1-F57 through LT1-F59
58	Class LT1-F58 through LT1-F59
59	Class LT1-F59

(3)

The Class MT1-R interest is the sole class of residual interests in Middle-Tier REMIC 1.  It does not have an interest rate or a principal balance.

(4)

This interest shall have an initial principal balance equal to the aggregate principal balance of all the Mortgage Loans as of the Cut-off Date minus the aggregate initial principal balance of each other regular interest in Middle-Tier REMIC 1.

On each Distribution Date, interest shall be distributed on the Middle-Tier REMIC 1 Regular Interests based on the above-described interest rates, provided, however, that interest that accrues on the Class MT1-Q Interest shall be deferred in an amount equal to one-half of the increase, if any, in the Pool 1 Overcollateralized Amount for such Distribution Date.  Any interest so deferred shall itself bear interest at the interest rate for the Class MT1-Q Interest.  An amount equal to the interest so deferred shall be distributed as additional principal on the other Middle-Tier REMIC 1 Regular Interests having a principal balance in the manner described under priority First below.

On each Distribution Date principal shall be distributed, and Realized Losses shall be allocated, among the Middle-Tier REMIC 1 Regular Interests in the following order of priority:

First, to the Class MT1-A1, Class MT1-A2, Class MT1-A3, Class MT1-A4, Class MT1-A5, Class MT1-M1, Class MT1-M2, Class MT1-M3, Class MT1-M4, Class MT1-M5, Class MT1-B1, and Class MT1-B2 Interests until the principal balance of each such Middle-Tier REMIC 1 Regular Interest equals one-half of the Class Principal Amount of the Corresponding Class of Certificates immediately after such Distribution Date; and

Second, to the Class MT1-Q Interest, any remaining amounts.

On each Distribution Date, the Securities Administrator shall distribute the Prepayment Premiums passed through with respect to the Class LT1-F59 Lower-Tier REMIC 1 Regular Interests on such Distribution Date to the Class MT1-Q Interest.

Lower-Tier REMIC 2:

The following table sets forth the designations, principal balances, and interest rates for each interest in Lower-Tier REMIC 2, each of which (other than the 2-LT-R interest) is hereby designated as a regular interest in Lower-Tier REMIC 2 (the “Lower-Tier REMIC 2 Regular Interests”):

Lower-Tier REMIC 2 Class Designation	Lower-Tier REMIC 2 Interest Rate	Initial Class Principal Amount	Corresponding Class of Certificate(s)
LT2-A1	(1)	½ Corresponding Class balance	2-A-1
LT2-A2	(1)	½ Corresponding Class balance	2-A-2
LT2-A3	(1)	½ Corresponding Class balance	2-A-3
LT2-A4	(1)	½ Corresponding Class balance	2-A-4
LT2-A5	(1)	½ Corresponding Class balance	2-A-5
LT2-A6	(1)	½ Corresponding Class balance	2-A-6
LT2-A7	(1)	½ Corresponding Class balance	2-A-7
LT2-A8	(1)	½ Corresponding Class balance	2-A-8
LT2-M1	(1)	½ Corresponding Class balance	2-M-1
LT2-M2	(1)	½ Corresponding Class balance	2-M-2
LT2-B1	(1)	½ Corresponding Class balance	2-B-1
LT2-B2	(1)	½ Corresponding Class balance	2-B-2
LT2-Q	(1)	(3)	N/A
2-LT-R	(2)	(2)	R

___________________________

(1)

For any Distribution Date (and the related Interest Accrual Period), the interest rate for each of these interests is a per annum rate equal to the Pool 2 Net WAC.

(2)

The Class 2-LT-R interest is the sole class of residual interests in Lower-Tier REMIC 2.  It does not have an interest rate or a principal balance.

(3)

This interest shall have an initial principal balance equal to the aggregate principal balance of all the Mortgage Loans as of the Cut-off Date minus the aggregate initial principal balance of each other regular interest in Lower-Tier REMIC 2.

On each Distribution Date, the Securities Administrator shall first pay or charge as an expense of  Lower-Tier REMIC 2 all expenses of the Trust Fund for such Distribution Date allocable to Pool 2.

On each Distribution Date, the Securities Administrator shall distribute the aggregate Pool 2 Interest Remittance Amount (net of expenses described in the preceding paragraph) with respect to each of the Lower-Tier REMIC 2 Regular Interests based on the above-described interest rates, provided, however, that interest that accrues on the Class LT2-Q Interest shall be deferred in an amount equal to one-half of the increase, if any, in the Pool 2 Overcollateralized Amount for such Distribution Date.  Any interest so deferred shall itself bear interest at the interest rate for the Class LT2-Q.  An amount equal to the interest so deferred shall be distributed as additional principal on the other Lower-Tier REMIC 2 Regular Interests having a principal balance in the manner described under priority First below.

On each Distribution Date principal shall be distributed, and Realized Losses with respect to Pool 2 shall be allocated among the Lower-Tier REMIC 2 Regular Interests in the following order of priority:

First, to the Class LT2-A1, Class LT2-A2, Class LT2-A3, Class LT2-A4, Class LT2-A5, Class LT2-A6, Class LT2-A7, Class LT2-A8, Class LT2-M1, Class LT2-M2, Class LT2-B1, and Class LT2-B2 Interests until the principal balance of each such Lower-Tier REMIC 2 Regular Interest equals one-half of the Class Principal Amount of the Corresponding Class of Certificates immediately after such Distribution Date; and

Second, to the Class LT2-Q Interest, any remaining amounts.

On each Distribution Date, the Securities Administrator shall distribute the Prepayment Premiums with respect to Pool 2 to the Class LT2-Q Interest.

The Certificates and the Upper-Tier REMIC

The following table sets forth (or describes) the Class designation, Certificate Interest Rate, initial Class Principal Amount (or initial Class Notional Amount) and minimum denomination for each Class of Certificates comprising interests in the Trust Fund created hereunder.

Class Designation	Certificate Interest Rate	Initial Class Principal Amount	Minimum Denominations or Percentage Interest
1-A-1	5.48%(1)	$380,000,000	$100,000
1-A-2	5.38%(1)	$207,065,000	$100,000
1-A-3	5.48%(1)	$65,633,000	$100,000
1-A-4	5.55%(1)	$79,936,000	$100,000
1-A-5	5.53%(1)	$81,404,000	$100,000
1-M-1	5.61%(1)	$15,155,000	$100,000
1-M-2	5.63%(1)	$6,495,000	$100,000
1-M-3	5.65%(1)	$4,330,000	$100,000
1-M-4	5.69%(1)	$4,330,000	$100,000
1-M-5	5.72%(1)	$4,330,000	$100,000
1-B-1	6.27%(1)	$6,495,000	$100,000
1-B-2	7.22%(1)	$4,330,000	$100,000
1-P	(4)	$100	100%
1-CE	(5)	(5)	100%
2-A-1	5.30%(2)	$62,500,000	$100,000
2-A-2	5.40%(3)	$82,846,000	$100,000
2-A-3	5.65%(3)	$23,153,000	$100,000
2-A-4	5.75%(3)	$26,921,000	$100,000
2-A-5	5.75%(3)	$21,300,000	$100,000
2-A-6	5.75%(3)	$23,553,000	$100,000
2-A-7	5.60%(3)	$19,753,000	$100,000
2-A-8	5.75%(3)	$28,892,000	$100,000
2-M-1	5.80%(3)	$6,897,000	$100,000
2-M-2	6.05%(3)	$4,598,000	$100,000
2-B-1	6.40%(3)	$1,533,000	$100,000
2-B-2	6.45%(3)	$1,533,000	$100,000
2-P	(4)	$100	100%
2-CE	(6)	(6)	100%
A-R	N.A.	$100	100%

_______________

(1)

The per annum Certificate Interest Rate on the Class 1-A-1, Class 1-A-2, Class 1-A-3, Class 1-A-4, Class 1-A-5, Class 1-M-1, Class 1-M-2, Class 1-M-3, Class 1-M-4, Class 1-M-5, Class 1-B-1 and Class 1-B-2 Certificates will be equal to the least of (a) LIBOR plus the related Certificate Margin, (b) the Pool 1 Net WAC (adjusted for the actual number of days in the related Accrual Period), and (c) 11.50% per annum.  For purposes of the REMIC Provisions, the reference to the Pool 1 Net WAC in the preceding sentence shall be deemed to be a reference to the REMIC Net WAC Rate; therefore, on any Distribution Date on which the Certificate Interest Rate for one of these Certificates exceeds the REMIC Net WAC Rate, interest accruals based on such excess shall be treated as having been paid from the Swap Trust; on any Distribution Date on which the Certificate Interest Rate on one of these Certificates is based on the Pool 1 Net WAC, the amount of interest that would have accrued on the Certificates if the REMIC Net WAC Rate were substituted for the Pool 1 Net WAC shall be treated as having been paid by such Certificateholders to the Swap Trust, all pursuant to and as further provided in Section 10.01(k) hereof.

(2)

The per annum certificate interest rate on the Class 2-A-1 Certificates will be equal to the lesser of (a) the related Fixed Pass-Through Rate and (b) the Pool 2 Net WAC.

(3)

With respect to any Distribution Date on or prior to the Distribution Date in November 2013, the per annum Certificate Interest Rate on the Class 2-A-2, Class 2-A-3, Class 2-A-4, Class 2-A-5, Class 2-A-6, Class 2-A-7, Class 2-A-8, Class 2-M-1, Class 2-M-2, Class 2-B-1 and Class 2-B-2 Certificates will be equal to the lesser of (a) the related Fixed Pass-Through Rate and (b) the Pool 2 Net WAC.  With respect to any Distribution Date on or after the Distribution Date in December 2013, the per annum Certificate Interest Rate on the Class 2-A-2, Class 2-A-3, Class 2-A-4, Class 2-A-5, Class 2-A-6, Class 2-A-7, Class 2-A-8, Class 2-M-1, Class 2-M-2, Class 2-B-1 and Class 2-B-2 Certificates will be equal to the Pool 2 Net WAC, minus 0.25%.

(4)

The Class 1-P and Class 2-P Certificates will not receive any distributions of interest but will be entitled to all Prepayment Premiums on the Pool 1 Mortgage Loans and Pool 2 Mortgage Loans, respectively.

(5)

The Class 1-CE Certificates will be entitled to all Pool 1 Net Monthly Excess Cashflow remaining after distributions pursuant to clauses 5.02(c)(i) through (xxviii) hereof.  For purposes of compliance with the REMIC Provisions, the Class 1-CE Certificates shall represent ownership of a regular interest in the Upper Tier REMIC (the “Class 1-CE Interest”), which shall comprise three components.  The first component has a notional balance equal to the aggregate of the Class Principal Amounts of the Middle-Tier REMIC 1 Regular Interests.  The interest rate of the Class 1-CE Interest shall be a rate sufficient to cause all net interest from the Pool 1 Mortgage Loans to accrue on the Class 1-CE Interest that is in excess of the amount of interest that accrues on the Pool 1 Certificates (other than the Class 1-CE Certificates).  For any Distribution Date, the Certificate Interest Rate in respect of the Class 1-CE Interest shall be the excess of: (i) the Middle-Tier REMIC 1 Net WAC Rate over (ii) the product of: (A) two and (B) the weighted average interest rate of the Middle-Tier REMIC 1 Regular Interests (other than any interest-only interest), where the MT1-Q Interest is subject to a cap equal to zero and each remaining Middle-Tier REMIC 1 Regular Interest is subject to a cap equal to the Certificate Interest Rate on its Corresponding Class of Certificates, determined by substituting the Middle-Tier REMIC 1 Net WAC Rate for the Pool 1 Net WAC in the definition thereof.  The second notional component represents the right to receive all distributions in respect of the Class MT1-IO Interest in Middle-Tier REMIC 1 (the “Class I” interest).  The third component represents the right to receive principal equal to the excess of the aggregate Stated Principal Balance of the Pool 1 Mortgage Loans as of the Cut-off Date over the aggregate Initial Class Principal Amount of each other Class of Pool 1Certificates (other than the Class 1-P Certificates) as of the Closing Date.  Such principal balance shall not bear interest.

(6)

The Class 2-CE Certificates will be entitled to all Pool 2 Net Monthly Excess Cashflow remaining after distributions pursuant to clauses 5.02(f)(i) through (xvii) hereof.  For purposes of compliance with the REMIC Provisions, the Class 2-CE Certificates shall represent ownership of a regular interest in the Upper Tier REMIC (the “Class 2-CE Interest”), which shall comprise two components.  The first component has a notional balance equal to the aggregate Class Principal Balance of the Lower-Tier REMIC 2 Regular Interests.  The interest rate of the Class 2-CE Interest shall be a rate sufficient to cause all net interest from the Mortgage Loans to accrue on the Class 2-CE Interest that is in excess of the amount of interest that accrues on the Pool 2 Certificates (other than the Class 2-CE Certificates).  For any Distribution Date, the Certificate Interest Rate in respect of the Class 2-CE Interest shall be the excess of: (i) the Pool 2 Net WAC over (ii) the product of: (A) two and (B) the weighted average interest rate of the Lower-Tier REMIC 2 Regular Interests, where the 2-LT-Q Interest is subject to a cap equal to zero and each remaining Lower-Tier REMIC 2 Regular Interest is subject to a cap equal to the Certificate Interest Rate on its Corresponding Class of Certificates.  The second component represents the right to receive principal equal to the excess of the aggregate Stated Principal Balance of the Pool 2 Mortgage Loans as of the Cut-off Date over the aggregate Initial Class Principal Amount of each other Class of Pool 2 Certificates (other than the Class 2-P Certificates) as of the Closing Date.  Such principal balance shall not bear interest.

As of the Cut-off Date, the Aggregate Stated Principal Balance of the Pool 1 Mortgage Loans was $865,998,034 and the Aggregate Stated Principal Balance of the Pool 2 Mortgage Loans was $306,544,762.

The foregoing REMIC structure is intended to cause all of the cash from the Mortgage Loans to flow through to the Upper-Tier REMIC as cash flow on a REMIC regular interest, without creating any shortfall—actual or potential (other than for credit losses) to any REMIC regular interest.  To the extent that the structure is believed to diverge from such intention the parties identifying such ambiguity shall notify the other parties hereto and shall, in accordance with Section 12.03 of this Agreement, attempt to clarify such ambiguity or correct any errors, including drafting errors.

In consideration of the mutual agreements herein contained, the Depositor, the Master Servicer, the Securities Administrator and the Trustee hereby agree as follows:

ARTICLE I
DEFINITIONS

SECTION 1.01

Definitions.

The following words and phrases, unless the context otherwise requires, shall have the following meanings:

Accountant: A Person engaged in the practice of accounting who (except when this Agreement provides that an Accountant must be Independent) may be employed by or affiliated with the Depositor or an Affiliate of the Depositor.

Accountant’s Attestation:  The attestation required from an Accountant for each of the Master Servicer, the Securities Administrator, each Custodian and each Servicing Function Participant pursuant to Section 11.07.

Accrual Period: With respect to any Distribution Date and any Class of Fixed Rate Certificates, other than the Class 2-A-2 Certificates, the calendar month preceding the month in which the Distribution Date occurs and with respect to the LIBOR Certificates and the Class-2-A-2 Certificates, the period from and including the 25th day of the month immediately preceding such Distribution Date (or in the case of the first Distribution Date, November 30, 2006) to and including the 24th day of the month of such Distribution Date.  Interest shall accrue on the Fixed Rate Certificates, and on all Lower-Tier Interests on the basis of a 360-day year consisting of twelve 30-day months.  Interest shall accrue on the LIBOR Certificates on the basis of a 360-day year consisting of the actual number of days in each Accrual Period.

Acknowledgements: The Assignment, Assumption and Recognition Agreements assigning from the Seller to the Depositor and from the Depositor to the Trustee, for the benefit of the Certificateholders, their respective rights in the Purchase and Servicing Agreements and Servicing Agreements set forth in Exhibit E.

Act: The Securities Act of 1933, as amended.

Additional Collateral: With respect to any Additional Collateral Mortgage Loan, the marketable securities and other acceptable collateral pledged as collateral pursuant to the related pledge agreements.

Additional Collateral Mortgage Loan: Each Mortgage Loan identified as such in the Mortgage Loan Schedule.

Additional Disclosure Notification: As defined in Section 11.01.

Additional Form 10-D Disclosure: As defined in Section 11.01.

Additional Form 10-K Disclosure: As defined in Section 11.02.

Advance: With respect to any Distribution Date and any Mortgage Loan, the payments required to be made by the Servicer of such Mortgage Loan or, if the applicable Servicer fails to make such payments, the Master Servicer, pursuant to this Agreement or the applicable Purchase and Servicing Agreement or Servicing Agreement, as applicable, the amount of any such payment being equal to the aggregate of the payments of principal and interest (net of the applicable Servicing Fee and net of any net income in the case of any REO Property) on the Mortgage Loans that were due on the related Due Date and not received as of the close of business on the related Determination Date, less the aggregate amount of any such delinquent payments that the Master Servicer or the applicable Servicer has determined would constitute Nonrecoverable Advances if advanced.

Adverse REMIC Event: Either (i) loss of status as a REMIC, within the meaning of Section 860D of the Code, for any group of assets identified as a REMIC in the Preliminary Statement to this Agreement, or (ii) imposition of any tax, including the tax imposed under Section 860F(a)(1) on prohibited transactions, and the tax imposed under Section 860G(d) on certain contributions to a REMIC, on any REMIC created hereunder to the extent such tax would be payable from assets held as part of the Trust Fund.

Affiliate: With respect to any specified Person, any other Person controlling or controlled by or under common control with such specified Person.  For the purposes of this definition, “control” when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms “controlling” and “controlled” have meanings correlative to the foregoing.

Aggregate Expense Rate: With respect to any Mortgage Loan, the Servicing Fee Rate, the Securities Administrator Fee Rate and any applicable mortgage insurance policy premium payable by any Servicer.

Aggregate Stated Principal Balance: As to any Distribution Date, the aggregate of the Stated Principal Balances for all Mortgage Loans which were outstanding on the Due Date in the month preceding the month of such Distribution Date.

Aggregate Voting Interests: The aggregate of the Voting Interests of all the Certificates under this Agreement.

Agreement: This Pooling and Servicing Agreement and all amendments and supplements hereto.

Allocated Realized Loss Amount: With respect to any Distribution Date and any Class of Senior Certificates, Mezzanine Certificates or Subordinate Certificates, the amount by which (A) any Applied Loss Amounts allocated to such Class of Certificates on any prior Distribution Date pursuant to Section 5.03 exceeds the sum of (B)(i) any additions to the Class Principal Amount pursuant to Section 5.03(d) on any previous Distribution Date (to the extent such addition did not otherwise reduce the Applied Loss Amount allocated on a previous Distribution Date) and (ii) the aggregate of the amounts paid in respect of reimbursement of Unpaid Realized Loss Amounts pursuant to Section 5.02(c) or (f), as applicable, on previous Distribution Dates.

Applied Loss Amount:  As to any Distribution Date and Pool, an amount equal to the excess, if any, of (i) the aggregate Class Principal Amount of the Senior, Mezzanine and Subordinate Certificates related to such Pool, after giving effect to all Realized Losses incurred on the related Mortgage Loans during the related Due Period, distributions of principal on such Distribution Date and any additions to the Class Principal Amounts of the related Certificates pursuant to Section 5.03(d) on such Distribution Date over (ii) the Aggregate Stated Principal Balance of the Mortgage Loans in such Pool for such Distribution Date.

Appraised Value: With respect to any Mortgage Loan, the Appraised Value of the related Mortgaged Property shall be:  (i) with respect to a Mortgage Loan other than a Refinancing Mortgage Loan, the lesser of (a) the value of the Mortgaged Property based upon the appraisal made at the time of the origination of such Mortgage Loan and (b) the sales price of the Mortgaged Property at the time of the origination of such Mortgage Loan; provided, however, that with respect to certain Mortgage Loans financing the acquisition of the related Mortgaged Property is in New York State, the Appraised Value will be based solely on the appraisal made at the time of origination of such Mortgage Loan and (ii) with respect to a Refinancing Mortgage Loan, the value of the Mortgaged Property based upon the appraisal made at the time of the origination of such Refinancing Mortgage Loan.

Assessment of Compliance:  The certification required from each of the Master Servicer, the Securities Administrator, each Custodian and each Servicing Function Participant pursuant to Section 11.06.

Assignment: The Assignments, each dated as of November 1, 2006 between the Seller and the applicable Custodian, pursuant to which the Seller assigns to the Trustee all of its rights, title and interest under the Custodial Agreements to the extent relating to certain specified mortgage loans.

Assignment of Mortgage: An assignment of the Mortgage, notice of transfer or equivalent instrument, in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect the sale of the Mortgage to the Trustee, which assignment, notice of transfer or equivalent instrument may be in the form of one or more blanket assignments covering the Mortgage Loans secured by Mortgaged Properties located in the same jurisdiction, if permitted by law; provided, however, that neither the Trustee nor either of the Custodians shall be responsible for determining whether any such assignment is in recordable form.

Assignment of Proprietary Lease: With respect to a Cooperative Loan, an assignment of the Proprietary Lease sufficient under the laws of the jurisdiction wherein the related Cooperative Unit is located to reflect the assignment of such Proprietary Lease.

Assignment of Recognition Agreement: With respect to a Cooperative Loan, an assignment of the Recognition Agreement sufficient under the laws of the jurisdiction wherein the related Cooperative Unit is located to reflect the assignment of such Recognition Agreement.

Authenticating Agent: Any authenticating agent appointed by the Trustee pursuant to Section 6.10 until any successor authenticating agent for the Certificates is named, and thereafter  “Authenticating Agent” shall mean any such successor.  The Authenticating Agent shall be U.S. Bank National Association for so long as it is acting as Securities Administrator under this Agreement.

Authorized Officer: Any Person who may execute an Officer’s Certificate on behalf of the Depositor.

Available Distribution Amount: With respect to any Distribution Date and Pool, the total amount of all cash received from each Servicer on the related Mortgage Loans for deposit into the Distribution Account in respect of such Distribution Date, including (1) all scheduled installments of interest (net of the related Servicing Fees and any lender paid mortgage insurance fees) and principal collected on the related Mortgage Loans and due during the Due Period related to such Distribution Date, together with any Advances in respect thereof, (2) all Insurance Proceeds, Liquidation Proceeds and Subsequent Recoveries on the Mortgage Loans in such Pool, for such Distribution Date and such Pool, (3) all Principal Prepayments, together with any accrued interest thereon, identified as having been received from the Mortgage Loans in such Pool during the related Prepayment Period, (4) any amounts paid by the Master Servicer and/or received from the Servicers in respect of Prepayment Interest Shortfalls with respect to the Mortgage Loans in such Pool, (5) the aggregate Purchase Price of all Defective Mortgage Loans in such Pool purchased from the Trust Fund during the related Prepayment Period, (6) with respect to Pool 1, the amount added to the Pool 1 Principal Remittance Amount pursuant to Section 5.09 from Net Swap Payments received by the Swap Trust and (7) on the Distribution Date on which the Trust Fund is to be terminated pursuant to Article VII hereof, that portion of the Redemption Price in respect of principal of the Mortgage Loans in such Pool, up to the Par Value, minus:

(A)

all related fees, charges and other amounts payable or reimbursable to the Master Servicer, the Securities Administrator, the Custodians or the Trustee under this Agreement or to the related Servicer under the applicable Purchase and Servicing Agreement or Servicing Agreement allocable to such Pool, as applicable;

(B)

in the case of (2), (3), (4) and (5) above, any related unreimbursed expenses incurred by the related Servicer in connection with a liquidation or foreclosure and any unreimbursed Advances or Servicing Advances due to the Master Servicer or the related Servicer allocable to such Pool;

(C)

any related unreimbursed Nonrecoverable Advances due to the Master Servicer or the Servicers allocable to such Pool; and

(D)

in the case of (1) through (4) above, any related amounts collected which are determined to be attributable to a subsequent Due Period or Prepayment Period.

Bankruptcy: As to any Person, the making of an assignment for the benefit of creditors, the filing of a voluntary petition in bankruptcy, adjudication as a bankrupt or insolvent, the entry of an order for relief in a bankruptcy or insolvency proceeding, the seeking of reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief, or seeking, consenting to or acquiescing in the appointment of a trustee, receiver or liquidator, dissolution, or termination, as the case may be, of such Person pursuant to the provisions of either the Bankruptcy Code or any other similar state laws.

Bankruptcy Code: The United States Bankruptcy Code of 1986, as amended.

Basis Risk Shortfall Carryover Amounts: For any Distribution Date and the LIBOR Certificates, an amount equal to the sum of (i) the excess, if any, of (x) the amount of interest such Class of Certificates would have accrued on such Distribution Date had its Certificate Interest Rate for such Distribution Date been equal to the lesser of (a) LIBOR plus the applicable Certificate Margin per annum and (b) 11.50% per annum, over (y) the amount of interest such Class of Certificates accrued for such Distribution Date at the Pool 1 Net WAC (adjusted to an actual/360 basis) and (ii) the unpaid portion of any Basis Risk Shortfall Carryover Amount for such Class from the prior Distribution Date together with interest accrued on such unpaid portion for the most recently ended Accrual Period at the lesser of (a) LIBOR plus the applicable Certificate Margin and (b) 11.50% per annum.

Book-Entry Certificates: Beneficial interests in Certificates designated as “Book-Entry Certificates” in this Agreement, ownership and transfers of which shall be evidenced or made through book entries by a Clearing Agency as described in Section 3.09; provided, that after the occurrence of a Book-Entry Termination whereupon book-entry registration and transfer are no longer permitted and Definitive Certificates are to be issued to Certificate Owners, such Book-Entry Certificates shall no longer be “Book-Entry Certificates.”  As of the Closing Date, all Classes of Certificates constitute Book-Entry Certificates, other than the Class A-R, Class 1-P, Class 2-P, Class 1-CE and Class 2-CE Certificates.

Book-Entry Termination: The occurrence of any of the following events: (i) the Clearing Agency is no longer willing or able to properly discharge its responsibilities with respect to the Book Entry Certificates, and the Depositor is unable to locate a qualified successor; or (ii) the Depositor at its option advises the Trustee and the Certificate Registrar in writing that it elects to terminate the book-entry system through the Clearing Agency.

Bring-Down Date:  With respect to any Mortgage Loan, the date as of which the applicable Originator makes the representations and warranties with respect to such Mortgage Loan and as specified in the related Purchase and Servicing Agreement or Purchase Agreement, as applicable.

Business Day: Any day other than (i) a Saturday or a Sunday or (ii) a day on which banking institutions in the City of New York, New York, the States of Minnesota or Maryland or the cities in which the Corporate Trust Offices of the Trustee, the Securities Administrator and the Master Servicer are located, are authorized or obligated by law or executive order to be closed.

Certificate: Any one of the certificates signed by the Trustee, or the Securities Administrator on the Trustee’s behalf, and authenticated by the Securities Administrator as Authenticating Agent in substantially the forms attached hereto as Exhibit A.

Certificate Interest Rate: With respect to each Class of Certificates and any Distribution Date, the applicable per annum rate described in the Preliminary Statement hereto.

Certificate Margin: With respect to the LIBOR Certificates and any Distribution Date, the amount set forth in the table below:

Class	On or prior to the Pool 1 Initial Clean-up Call Date	After the Pool 1 Initial Clean-up Call Date

1-A-1	0.160%	0.320%
1-A-2	0.060%	0.120%
1-A-3	0.160%	0.320%
1-A-4	0.230%	0.460%
1-A-5	0.210%	0.420%
1-M-1	0.290%	0.435%
1-M-2	0.310%	0.465%
1-M-3	0.330%	0.495%
1-M-4	0.370%	0.555%
1-M-5	0.400%	0.600%
1-B-1	0.950%	1.425%
1-B-2	1.900%	2.850%

Certificate Owner: With respect to a Book-Entry Certificate, the Person who is the owner of such Book-Entry Certificate, as reflected on the books of the Clearing Agency, or on the books of a Person maintaining an account with such Clearing Agency (directly or as an indirect participant, in accordance with the rules of such Clearing Agency).

Certificate Principal Amount: With respect to any Certificate, the Certificate Principal Amount as of the Closing Date as reduced by all amounts previously distributed on that Certificate in respect of principal and the principal portion of any Realized Losses previously allocated to that Certificate; provided, however, that the aggregate Certificate Principal Amount of each class of Certificates to which Realized Losses have been allocated shall be increased, sequentially in the priority in which Realized Losses have been allocated, by the amount of Subsequent Recoveries distributed as principal to any related class of Certificates, but not by more than the amount of Realized Losses previously allocated to reduce the Certificate Principal Amount of such class of Certificates.

Certificate Register and Certificate Registrar: The register maintained and the registrar appointed pursuant to Section 3.02.  U.S. Bank National Association will act as Certificate Registrar for so long as it is the Securities Administrator under this Agreement.

Certificateholder: The meaning provided in the definition of “Holder.”

Certification Parties: has the meaning set forth in Section 11.08.

Certifying Person: has the meaning set forth in Section 11.08.

Chase Originator: CHF and/or JPMCB, as the context requires.

Chase Originator Mortgage Loan:  Each Mortgage Loan originated by a Chase Originator and listed on the Mortgage Loan Schedule.

Chase Originator Purchase and Servicing Agreement:  Each agreement between the Seller and a Chase Originator listed under the heading “Purchase and Servicing Agreements” in Exhibit E hereto, as modified by the related Acknowledgement.

CHF: Chase Home Finance, LLC or its successor in interest.

Civil Relief Act: The Servicemembers Civil Relief Act and any similar state laws.

Class: Collectively, Certificates bearing the same class designation.  In the case of the Lower-Tier REMIC 1, Lower-Tier REMIC 2 and Middle-Tier REMIC 1, the term “Class” refers to all Lower-Tier Interests having the same alphanumeric designation.

Class 1-CE Distribution Amount: With respect to any Distribution Date (i) the amount distributable to the Class 1-CE Interest for such Distribution Date as set forth in “The Certificates and the Upper-Tier REMIC” in the Preliminary Statement herein, less (ii) distributions made pursuant to Section 5.02(c)(i)-(xxviii) on such Distribution Date.

Class 2-A-7 Priority Amount Percentage: With respect to any Distribution Date, the product of (a) the Class 2-A-7 Priority Percentage and (b) the Class 2-A-7 Shift Percentage, in each case for such Distribution Date.

Class 2-A-7 Priority Percentage: With respect to any Distribution Date, the aggregate Class Principal Amount of the Class 2-A-7 Certificates divided by the aggregate Class Principal Amount of the Class 2-A-2, Class 2-A-3, Class 2-A-4, Class 2-A-5, Class 2-A-6 and Class 2-A-7 Certificates, in each case immediately prior to any distributions on that Distribution Date.

Class 2-A-7 Shift Percentage:  With respect to any Distribution Date, the percentage indicated below:

DISTRIBUTION DATE OCCURRING IN	SHIFT PERCENTAGE
December 2006 through November 2009	0%
December 2009 through November 2011	45%
December 2011 through November 2012	80%
December 2012 through November 2013	100%
December 2013 and thereafter	300%

Class 2-CE Distribution Amount: With respect to any Distribution Date (i) the product of (x) a notional amount, equal to the Pool 2 Aggregate Collateral Balance as of the first day of the month of such Distribution Date (after giving effect to Monthly Payments of principal due on such date), and (y) the Certificate Interest Rate for the Class 2-CE Interest for such Distribution Date as set forth in “The Certificates and the Upper-Tier REMIC” in the Preliminary Statement herein, less (ii) distributions made pursuant to Section 5.02(f)(i)-(xvii) on such Distribution Date.

Class A-R Certificate: The Class A-R Certificate executed by the Securities Administrator on behalf of the Trustee, and authenticated and delivered by the Authenticating Agent, substantially in the form annexed hereto as Exhibit A, and evidencing the ownership of the residual interest in the Upper-Tier REMIC formed hereby.

Class A-R Reserve Fund:  The Eligible Account established pursuant to Section 5.02(k).

Class CE Certificates:  The Class 1-CE Certificates and the Class 2-CE Certificates.

Class I Shortfall: As defined in Section 10.01(k).

Class P Certificates:  The Class 1-P Certificates and the Class 2-P Certificates.

Class P Reserve Funds:  The Class 1-P Reserve Fund and Class 2-P Reserve Fund established pursuant to Section 5.02(j).

Class Principal Amount: With respect to each Class of Certificates, the aggregate of the Certificate Principal Amounts of all Certificates of such Class at the date of determination.  With respect to any Lower-Tier Interest, the initial Class Principal Amount as shown or described in the table set forth in the Preliminary Statement for such REMIC, as reduced by principal distributed with respect to such Lower-Tier Interest and Realized Losses allocated to such Lower-Tier Interest at the date of determination.

Clearing Agency: An organization registered as a “clearing agency” pursuant to Section 17A of the Securities Exchange Act of 1934, as amended.  As of the Closing Date, the Clearing Agency shall be The Depository Trust Company.

Clearing Agency Participant: A broker, dealer, bank, other financial institution or other Person for whom from time to time a Clearing Agency effects book-entry transfers and pledges of securities deposited with the Clearing Agency.

Closing Date: November 29, 2006.

Code: The Internal Revenue Code of 1986, as amended, and as it may be further amended from time to time, any successor statutes thereto, and applicable U.S. Department of Treasury regulations issued pursuant thereto in temporary or final form.

Commission:  The Securities and Exchange Commission.

Compensating Interest Payment:  As to any Distribution Date, the lesser of (1) the aggregate Master Servicing Fee for such date, and (2) any Prepayment Interest Shortfall for such date, to the extent that Prepayment Interest Shortfalls relating to such Distribution Date are required to be paid by the Servicers pursuant to the Purchase and Servicing Agreements or Servicing Agreements, as applicable, as amended by the Acknowledgements, but not actually paid by the Servicers.

Consent: A document executed by the Cooperative Corporation (i) consenting to the sale of the Cooperative Unit to the Mortgagor and (ii) certifying that all maintenance charges relating to the Cooperative Unit have been paid.

Cooperative Corporation: The entity that holds title (fee or an acceptable leasehold estate) to the real property and improvements constituting the Cooperative Property and which governs the Cooperative Property, which Cooperative Corporation must qualify as a Cooperative Housing Corporation under Section 216 of the Code.

Cooperative Loan: Any Mortgage Loan secured by Cooperative Shares and a Proprietary Lease.

Cooperative Property: The real property and improvements owned by the Cooperative Corporation, that includes the allocation of individual dwelling units to the holders of the shares of the Cooperative Corporation.

Cooperative Shares: Shares issued by a Cooperative Corporation.

Cooperative Unit: With respect to any Cooperative Mortgage Loan, a specific unit in a Cooperative Property.

Corporate Trust Office: With respect to the Trustee, the corporate trust office of the Trustee located at 452 Fifth Avenue, New York, New York. 10018, Attention: CTLA – Structured Finance J.P. Morgan Alternative Loan Trust 2006-A7, or at such other address as the Trustee may designate from time to time by notice to the Certificateholders, the Depositor, the Master Servicer and the Securities Administrator or the principal corporate trust office of any successor Trustee.  With respect to the Certificate Registrar, 60 Livingston Ave., EP MN WS3D, St. Paul, Minnesota, 55107, Attention: Structured Finance J.P. Morgan Alternative Loan Trust 2006-A7 and presentment of Certificates for registration of transfer, exchange or final payment, U.S. Bank National Association, 60 Livingston Ave., St. Paul, Minnesota, 55107, Attention: Bond Drop Window.

Corresponding Certificates: With respect to each Lower-Tier or Middle-Tier Interest, the Certificates so designated in the Preliminary Statement.

Countrywide:  Countrywide Home Loans, Inc., or any successor in interest.

Countrywide Servicing:  Countrywide Home Loans Servicing L.P. or any successor in interest.

Countrywide Mortgage Loan:  Each Mortgage Loan originated by Countrywide and listed on the Mortgage Loan Schedule.

Countrywide Purchase and Servicing Agreement:  Each agreement between the Seller and Countrywide or Countrywide Servicing listed under the heading “Purchase and Servicing Agreements” in Exhibit E hereto, as modified by the related Acknowledgement.

CTX:  CTX Mortgage Company, LLC, or any successor in interest.

CTX Mortgage Loan:  Each Mortgage Loan originated by CTX and listed on the Mortgage Loan Schedule.

CTX Purchase Agreement: Each agreement between the Seller and CTX listed under the heading “Purchase Agreements” in Exhibit E hereto.

Current Interest: With respect to each Class of Certificates entitled to interest and any Distribution Date, the aggregate amount of interest accrued at the applicable Certificate Interest Rate during the related Accrual Period on the Class Principal Amount of such Class, as applicable, immediately prior to such Distribution Date.

Custodial Accounts: Each custodial account (other than an Escrow Account) established and maintained by a Servicer pursuant to a Purchasing and Servicing Agreement or Servicing Agreement, as applicable.

Custodial Agreements: The Custodial Agreements, listed in Exhibit F hereof, as each such agreement may be amended or supplemented from time to time as permitted hereunder.

Custodian: A Person who is at anytime appointed by the Trustee and the Depositor as a custodian of the Mortgage Documents and the Trustee Mortgage Files.  The initial Custodians are JPMorgan Chase Bank, N.A and The Bank of New York Trust Company, N.A.  Any corporation or association into which a Custodian may be merged or converted or with which it may be consolidated, or any corporation or association resulting from any merger, conversion or consolidation to which the applicable Custodian shall be a party, or any corporation or association to which all or substantially all of the corporate trust business of such Custodian may be sold or otherwise transferred, shall be the successor Custodian hereunder without any further act.

Cut-off Date: November 1, 2006.

Debt Service Reduction: With respect to any Mortgage Loan, a reduction by a court of competent jurisdiction in a proceeding under the Bankruptcy Code in the Scheduled Payment for such Mortgage Loan which became final and non-appealable, except such a reduction resulting from a Deficient Valuation or any reduction that results in a permanent forgiveness of principal.

Defective Mortgage Loan: The meaning specified in Section 2.05.

Deficient Valuation: With respect to any Mortgage Loan, a valuation of the related Mortgaged Property by a court of competent jurisdiction in an amount less than the then outstanding indebtedness under the Mortgage Loan, or any reduction in the amount of principal to be paid in connection with any Scheduled Payment that results in a permanent forgiveness of principal, which valuation or reduction results from an order of such court which is final and non-appealable in a proceeding under the Bankruptcy Code.

Deficient Valuation Reduction: The difference between the principal balance of the Mortgage Loan outstanding immediately prior to such Deficient Valuation and the principal balance of the Mortgage Loan as reduced by the Deficient Valuation.

Definitive Certificate: A Certificate of any Class issued in definitive, fully registered, certificated form.

Deleted Mortgage Loan: A Mortgage Loan which is repurchased, or replaced or to be replaced with a Replacement Mortgage Loan.

Delinquent: Any Mortgage Loan with respect to which the Scheduled Payment due on a Due Date is not received.

Depositor: J.P. Morgan Acceptance Corporation I, a Delaware corporation having its principal place of business in New York, or its successors in interest.

Determination Date: With respect to each Distribution Date and Servicer, the date specified as such in the related Purchase and Servicing Agreement or Servicing Agreement, as applicable.

Disqualified Organization: A “disqualified organization” as defined in Section 860E(e)(5) of the Code.

Distribution Account: The separate Eligible Account created and maintained by the Securities Administrator, on behalf of the Trustee, pursuant to Section 4.01.  Funds in the Distribution Account (exclusive of any earnings on investments made with funds deposited in the Distribution Account) shall be held in trust for the Trustee and the Certificateholders for the uses and purposes set forth in this Agreement.

Distribution Account Deposit Date:  The 18th day of each calendar month after the initial issuance of the Certificates or, if such 18th day is not a Business Day, the immediately preceding Business Day, commencing in December 2006.

Distribution Date: The 25th day of each month or, if such 25th day is not a Business Day, the next succeeding Business Day, commencing in December 2006.

Due Date: With respect to any Mortgage Loan, the date on which a Scheduled Payment is due under the related Mortgage Note as indicated in the applicable Purchase and Servicing Agreement.

Due Period: As to any Distribution Date, the period beginning on the second day of the month preceding the month of such Distribution Date, and ending on the first day of the month of such Distribution Date.

Early Termination Date:  As defined in the Swap Agreement.

Eligible Account: Any of (i) an account or accounts maintained with a federal or state chartered depository institution or trust company the short-term unsecured debt obligations of which (or, in the case of a depository institution or trust company that is the principal subsidiary of a holding company, the debt obligations of such holding company) have the highest short-term ratings of each Rating Agency at the time any amounts are held on deposit therein, or (ii) an account or accounts in a depository institution or trust company in which such accounts are insured by the FDIC or the SAIF (to the limits established by the FDIC or the SAIF) and the uninsured deposits in which accounts are otherwise secured such that, as evidenced by an Opinion of Counsel delivered to the Trustee and to each Rating Agency, the Certificateholders have a claim with respect to the funds in such account or a perfected first priority security interest against any collateral (which shall be limited to Permitted Investments) securing such funds that is superior to claims of any other depositors or creditors of the depository institution or trust company in which such account is maintained, or (iii) a trust account or accounts maintained with the trust department of a federal or state chartered depository institution or trust company, acting in its fiduciary capacity or (iv) any other account acceptable to each Rating Agency, as evidenced by a signed writing delivered by each Rating Agency. Eligible Accounts may bear interest, and may include, if otherwise qualified under this definition, accounts maintained with the Trustee, the Paying Agent, the Securities Administrator or the Master Servicer.

ERISA: The Employee Retirement Income Security Act of 1974, as amended.

ERISA-Qualifying Underwriting: A best efforts or firm commitment underwriting or private placement that meets the requirements of an Underwriter’s Exemption.

ERISA-Restricted Certificate: The Class A-R, Class 1-CE, Class 2-CE, Class 1-P and Class 2-P Certificates, and any Certificate that does not satisfy the applicable rating requirement under the Underwriter’s Exemption and the Uncertificated Interest.

ERISA-Restricted Swap Certificates: The Pool 1 Senior Certificates, the Pool 1 Mezzanine Certificates and the Pool 1 Subordinate Certificates.

Escrow Account: As defined in Article I of each Purchase and Servicing Agreement or Servicing Agreement, as applicable.

Estoppel Letter: A document executed by the Cooperative Corporation certifying, with respect to a Cooperative Unit, (i) the appurtenant Proprietary Lease will be in full force and effect as of the date of issuance thereof, (ii) the related stock certificate was registered in the Mortgagor’s name and the Cooperative Corporation has not been notified of any lien upon, pledge of, levy of execution on or disposition of such stock certificate, and (iii) the Mortgagor is not in default under the appurtenant Proprietary Lease and all charges due the Cooperative Corporation have been paid.

Event of Default: Any one of the conditions or circumstances enumerated in Section 6.14.

Exchange Act: The Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

Fair Market Value: With respect to a Pool, an amount equal to the fair market value of all of the property related to such Pool as agreed upon between the Master Servicer and a majority of the holders of the related Uncertificated Interest; provided, however, that if the Master Servicer and a majority of the holders of the related Uncertificated Interest do not agree upon the fair market value of all of such property, the Master Servicer, or an agent appointed by the Master Servicer, shall solicit bids for all of such property, until it has received three bids, and the Fair Market Value shall be equal to the highest of such three bids.

Fannie Mae: The entity formerly known as the Federal National Mortgage Association, a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act, or any successor thereto.

FDIC: The Federal Deposit Insurance Corporation or any successor thereto.

FHLMC: The Federal Home Loan Mortgage Corporation, a corporate instrumentality of the United States created and existing under Title III of the Emergency Home Finance Act of 1970, as amended, or any successor thereto.

Fifth Third:  Fifth Third Mortgage Company, or any successor in interest.

Fifth Third Mortgage Loan:  Each Mortgage Loan originated by Fifth Third and listed on the Mortgage Loan Schedule.

Fifth Third Purchase Agreement: Each agreement between the Seller and Fifth Third listed under the heading “Purchase Agreements” in Exhibit E hereto.

Fitch Ratings: Fitch, Inc., or any successor in interest.

Fixed Pass-Through Rate: For any Class of Fixed-Rate Certificates, the Certificate Interest Rate set forth in the Preliminary Statement in the table under “The Certificates and the Upper-Tier REMIC” for such Class of Fixed Rate Certificates.

Fixed-Rate Certificates: The Pool 2 Certificates, other than the Class 2-P and Class 2-CE Certificates.

Fixed Swap Payment:  With respect to any Distribution Date, an amount equal to the product of 5.009% and the Swap Agreement Notional Amount for such Distribution Date, multiplied by a fraction, the numerator of which is 30 (except with respect to the first Distribution Date, on which the numerator is 25) and the denominator of which is 360.

Flagstar:  Flagstar Bank, FSB, or any successor in interest.

Flagstar Mortgage Loan:  Each Mortgage Loan originated by Flagstar and listed on the Mortgage Loan Schedule.

Flagstar Purchase Agreement: Each agreement between the Seller and Flagstar listed under the heading “Purchase Agreements” in Exhibit E hereto.

Floating Swap Payment:  With respect to any Distribution Date, an amount equal to the product of (x) one-month LIBOR (as determined pursuant to the Swap Agreement), (y) the Swap Agreement Notional Amount for that Distribution Date and (z) a fraction, the numerator of which is the actual number of days elapsed from the 25th day of the prior calendar month to the 24th day of the month of such Distribution Date (or, for the first Distribution Date, the actual number of days elapsed from November 30, 2006, to the 24th day of the month of the first Distribution Date), and the denominator of which is 360.

Form 8-K Disclosure Information: As defined in Section 11.03.

Global Securities: The global certificates representing the Book-Entry Certificates.

GreenPoint: GreenPoint Mortgage Funding, Inc. or any successor in interest.

GreenPoint Mortgage Loan: Each Mortgage Loan originated by GreenPoint and listed on the Mortgage Loan Schedule.

GreenPoint Purchase Agreement: Each agreement between the Seller and GreenPoint listed under the heading “Purchase Agreements” in Exhibit E hereto, as modified by the related Acknowledgement.

Holder or Certificateholder: The registered owner of any Certificate or Uncertificated Interest as recorded on the books of the Certificate Registrar except that, solely for the purposes of taking any action or giving any consent pursuant to this Agreement, any Certificate registered in the name of the Depositor, the Trustee, the Master Servicer, the Securities Administrator and any Servicer, or any Affiliate thereof shall be deemed not to be outstanding in determining whether the requisite percentage necessary to effect any such consent has been obtained, except that, in determining whether the Trustee shall be protected in relying upon any such consent, only Certificates which a Responsible Officer of the Trustee knows to be so owned shall be disregarded.  The Trustee may request and conclusively rely on certifications by the Depositor, the Master Servicer, the Securities Administrator or any Servicer in determining whether any Certificates are registered to an Affiliate of the Depositor, the Master Servicer, the Securities Administrator or any Servicer.

HUD: The United States Department of Housing and Urban Development, or any successor thereto.

Independent: When used with respect to any Accountant, a Person who is “independent” within the meaning of Rule 2-01(B) of the Securities and Exchange Commission’s Regulation S-X.  Independent means, when used with respect to any other Person, a Person who (A) is in fact independent of another specified Person and any Affiliate of such other Person, (B) does not have any material direct or indirect financial interest in such other Person or any Affiliate of such other Person, (C) is not connected with such other Person or any Affiliate of such other Person as an officer, employee, promoter, underwriter, trustee, partner, director or Person performing similar functions and (D) is not a member of the immediate family of a Person defined in clause (B) or (C) above.

Initial Optional Purchase Date: The Pool 1 Initial Optional Purchase Date or the Pool 2 Initial Optional Purchase Date, as applicable.

Insurance Policy: With respect to any Mortgage Loan, any insurance policy, including all names and endorsements thereto in effect, including any replacement policy or policies for any Insurance Policies.

Insurance Proceeds: Proceeds paid by any Insurance Policy (excluding proceeds required to be applied to the restoration and repair of the related Mortgaged Property or released to the Mortgagor), in each case other than any amount included in such Insurance Proceeds in respect of Insured Expenses and the proceeds from any Limited Purpose Surety Bond.

Insured Expenses: Expenses covered by an Insurance Policy or any other insurance policy with respect to the Mortgage Loans.

Interest Distribution Amount: With respect to any Class of Pool 1 Certificates entitled to distributions of interest, the related Pool 1 Interest Distribution Amount.  With respect to any Class of Pool 2 Certificates entitled to distributions of interest, the related Pool 2 Interest Distribution Amount.

Interest Shortfall: As to any Class of Certificates and any Distribution Date, the amount by which the Interest Distribution Amount for such Class on all prior Distribution Dates exceeds amounts distributed in respect thereof to such Class on prior Distribution Dates.

Intervening Assignments: The original intervening assignments of the Mortgage, notices of transfer or equivalent instrument.

ISDA:  International Swaps and Derivatives Association, Inc.

ISDA Master Agreement:  An ISDA Master Agreement (Multicurrency-Cross Border) in the form published by ISDA in 1992 including the schedule thereto.

Item 1123 Certification:  The certification required from each of the Master Servicer, the Securities Administrator and each Servicing Function Participant pursuant to Section 11.05.

JPMCB: JPMorgan Chase Bank, National Association, or its successors in interest.

JPMCB Mortgage Loan:  Each Mortgage Loan originated by JPMCB and listed on the Mortgage Loan Schedule.

JPMCB Purchase Agreement: Each agreement between the Seller and JPMCB listed under the heading “Purchase Agreements” in Exhibit E hereto.

Latest Possible Maturity Date: The Distribution Date occurring in the month three years after the latest scheduled maturity date for any Mortgage Loan held in the Trust Fund on the Closing Date.

LIBOR: For any Distribution Date (and the related Accrual Period), the London Interbank Offered Rate for one-month United States dollar deposits quoted on Telerate Page 3750 as of 11:00 A.M., London time, on the related LIBOR Determination Date relating.  If such rate does not appear on such page (or such other page as may replace that page on that service, or if such service is no longer offered, such other service for displaying LIBOR or comparable rates as may be reasonably selected by the Securities Administrator), the rate will be the Reference Bank Rate.  If no such quotations can be obtained and no Reference Bank Rate is available, LIBOR will be LIBOR applicable to the preceding Distribution Date.  On the LIBOR Determination Date immediately preceding each Distribution Date, the Securities Administrator shall determine LIBOR for the Accrual Period commencing on such Distribution Date and inform the Trustee, the Master Servicer and each Servicer of such rate.

LIBOR Business Day: Any day on which banks in London, England and the City of New York are open and conducting transactions in foreign currency and exchange.

LIBOR Certificates: The Pool 1 Certificates, other than the Class 1-P and Class 1-CE Certificates.

LIBOR Determination Date: The second LIBOR Business Day prior to the first day of the related Accrual Period.

Liquidated Mortgage Loan: With respect to any Distribution Date, a defaulted Mortgage Loan (including any REO Property) which was liquidated in the calendar month preceding the month of such Distribution Date and as to which the related Servicer has certified (in accordance with its Purchase and Servicing Agreement or Servicing Agreement, as applicable) that it has received all amounts it expects to receive in connection with the liquidation of such Mortgage Loan including the final disposition of an REO Property.

Liquidation Proceeds: Amounts, including Insurance Proceeds, received in connection with the partial or complete liquidation of defaulted Mortgage Loans (including, with respect to any Additional Collateral Mortgage Loans, all proceeds related to the Additional Collateral), whether through trustee’s sale, foreclosure sale or otherwise or amounts received in connection with any condemnation or partial release of a Mortgaged Property and any other proceeds received in connection with an REO Property.

Loan-To-Value Ratio: With respect to any Mortgage Loan and as to any date of determination, the fraction (expressed as a percentage) the numerator of which is the principal balance of the related Mortgage Loan at the date of determination and the denominator of which is the Appraised Value of the related Mortgaged Property.

Lower-Tier Interest: Any Lower-Tier REMIC 1 Interest or Lower-Tier REMIC 2 Interest.

Lower-Tier REMIC 1: As described in the Preliminary Statement.

Lower-Tier REMIC 2: As described in the Preliminary Statement.

Master Servicer:  U.S. Bank National Association, a national banking association organized under the laws of the United States in its capacity as Master Servicer and any Person succeeding as Master Servicer hereunder or any successor in interest, or if any successor master servicer shall be appointed as herein provided, then such successor master servicer.

Master Servicing Fee:  As determined by agreement between the Master Servicer and the Securities Administrator; provided, that with respect to the Master Servicer’s obligation to reduce a portion of its Master Servicing Fee for the related Distribution Date to the extent necessary to fund any Prepayment Interest Shortfalls required to be paid but not paid by the Servicers, the aggregate Master Servicing Fee shall be deemed to be equal to the aggregate Securities Administration Fee for that Distribution Date.

MERS: Mortgage Electronic Registration Systems, Inc., a corporation organized and existing under the laws of the State of Delaware, or any successor to Mortgage Electronic Registration Systems, Inc.

MERS Mortgage Loan: Any Mortgage Loan registered with MERS on the MERS® System.

MERS® System: The system of recording transfers of mortgages electronically maintained by MERS.

Mezzanine Certificates: The Pool 1 Mezzanine Certificates and the Pool 2 Mezzanine Certificates.

Middle-Tier REMIC 1: As described in the Preliminary Statement.

MIN: The mortgage identification number for any MERS Mortgage Loan.

MOM Loan: Any Mortgage Loan as to which MERS is acting as mortgagee, solely as nominee for the originator of such Mortgage Loan and its successors and assigns.

Moody’s:  Moody’s Investors Service, Inc., or any successor in interest.

Mortgage: A mortgage, deed of trust or other instrument encumbering a fee simple interest in real property securing a Mortgage Note, together with improvements thereto.

Mortgage Documents: With respect to each Mortgage Loan, the mortgage documents required to be delivered to the applicable Custodian pursuant to each Custodial Agreement.

Mortgage Loan: A Mortgage and the related Mortgage Note conveyed, transferred, sold, assigned to or deposited with the Trustee pursuant to Section 2.01 (including any Replacement Loan and REO Property), including without limitation, each Mortgage Loan listed on the Mortgage Loan Schedule, as amended from time to time.

Mortgage Loan Schedule: The schedule attached hereto as Schedule A, which shall identify each Mortgage Loan, as such schedule may be amended by the Depositor or a Servicer from time to time (with copies of such amended schedule to be delivered promptly by the Depositor or such Servicer to the Securities Administrator, the Master Servicer, the Trustee and the Custodians) to reflect the addition of Replacement Mortgage Loans to, or the deletion of Deleted Mortgage Loans from, the Trust Fund.  Such schedule shall, among other things designate the Servicer servicing such Mortgage Loan and the applicable Servicing Fee Rate.

Mortgage Note: The original executed note or other evidence of the indebtedness of a Mortgagor secured by a Mortgage under a Mortgage Loan.

Mortgage Pool: The Mortgage Loans in the aggregate.

Mortgaged Property: The underlying property securing a Mortgage Loan which, with respect to a Cooperative Loan, is the related Cooperative Shares and Proprietary Lease.

Mortgage Rate: As to any Mortgage Loan, the annual rate of interest borne by the related Mortgage Note.

Mortgagor: The obligor on a Mortgage Note.

Net Interest Shortfall:  A Pool 1 Net Interest Shortfall or Pool 2 Net Interest Shortfall, as applicable.

Net Liquidation Proceeds: With respect to any Liquidated Mortgage Loan or any other disposition of related Mortgaged Property, the related Liquidation Proceeds net of Advances, Servicer Advances, Servicing Fees and any other accrued and unpaid servicing fees received and retained in connection with the liquidation of such Mortgage Loan or Mortgaged Property.

Net Mortgage Rate: With respect to any Mortgage Loan and any Distribution Date, the related Mortgage Rate reduced by the Aggregate Expense Rate for such Mortgage Loan.

Net Prepayment Interest Shortfall: With respect to any Distribution Date and Pool, the amount by which the aggregate Prepayment Interest Shortfall on the Mortgage Loans in such Pool for the related Prepayment Period exceeds the amount payable by the related Servicer, and/or the Master Servicer (if the related Servicer fails to pay such amount) in respect of such shortfall.

Net Swap Payment: With respect to any Distribution Date, the positive difference between the Fixed Swap Payment and the Floating Swap Payment for such Distribution Date.

Net WAC Shortfall Carryover Amount:  With respect to any Distribution Date and the Class 2-A-1 Certificates, an amount equal to the sum of (i) the excess of (x) the amount of interest such class of Certificates would have accrued on such Distribution Date had its Certificate Interest Rate for such Distribution Date been equal to the Fixed Pass-Through Rate for such class of Certificates over (y) the amount of interest such class of Certificates accrued for such Distribution Date at the Pool 2 Net WAC and (ii) the unpaid portion of any Net WAC Shortfall Carryover Amount for such class of Certificates from prior Distribution Dates together with interest accrued on such unpaid portion for the most recently ended Accrual Period at the Fixed Pass-Through Rate for such class of Certificates;

With respect to any Distribution Date on or prior to the Distribution Date in November 2013 and any Class of Fixed Rate Certificates, other than the Class 2-A-1 Certificates, an amount equal to the sum of (i) the excess of (x) the amount of interest such Class of Fixed Rate Certificates would have accrued on such Distribution Date had its Certificate Interest Rate for such Distribution Date been equal to the Fixed Pass-Through Rate for such Class of Fixed Rate Certificates over (y) the amount of interest such Class of Fixed Rate Certificates accrued for such Distribution Date at the Pool 2 Net WAC and (ii) the unpaid portion of any Net WAC Shortfall Carryover Amount for such Class of Fixed Rate Certificates from prior Distribution Dates together with interest accrued on such unpaid portion for the most recently ended Accrual Period at the Fixed Pass-Through Rate for such Class of Fixed Rate Certificates; and

With respect to any Distribution Date on and after the Distribution Date in November 2013 and any Class of Fixed Rate Certificates, other than the Class 2-A-1 Certificates, an amount equal to the unpaid portion of any Net WAC Shortfall Carryover Amount for such Class of Fixed Rate Certificates from prior Distribution Dates together with interest accrued on such unpaid portion for the most recently ended Accrual Period at the Pool 2 Net WAC minus 0.25%.

Non-Book-Entry Certificate: Any Certificate other than a Book-Entry Certificate.

Non-permitted Foreign Holder: As defined in Section 3.03(f).

Non-U.S. Person: Any person other than a “United States person” within the meaning of Section 7701(a)(30) of the Code.

Nonrecoverable Advance: Any portion of an Advance or Servicer Advance previously made or proposed to be made by the related Servicer, or the Master Servicer (if the related Servicer fails to pay such amount) (as certified in an Officer’s Certificate of such Servicer or the Master Servicer), which in the good faith judgment of such party, shall not be ultimately recoverable by such party from the related Mortgagor, related Liquidation Proceeds or otherwise.

Offering Document: With respect to the Offered Certificates, the Prospectus.  With respect to the Class 1-P, Class 2-P, Class 1-CE and Class 2-CE Certificates, any private placement memorandum relating to the privately offered Certificates.

Officer’s Certificate: A certificate signed by two Authorized Officers of the Depositor or the Chairman of the Board, any Vice Chairman, the President, any Vice President or any Assistant Vice President or Trust Officer of the Master Servicer or the Securities Administrator, and in each case delivered to the Trustee.

Officer’s Certificate of a Servicer: A certificate (i) signed by the Chairman of the Board, the Vice Chairman of the Board, the President, a Managing Director, a Vice President (however denominated), an Assistant Vice President, the Treasurer, the Secretary, or one of the Assistant Treasurers or Assistant Secretaries of a Servicer, or (ii) if provided for herein, signed by a Servicing Officer, as the case may be, and delivered to the Trustee or the Securities Administrator, as required hereby.

Opinion of Counsel: A written opinion of counsel, reasonably acceptable in form and substance to the Trustee, the Securities Administrator or the Master Servicer, as required hereby, and who may be in-house or outside counsel to the Depositor, the Master Servicer, the Securities Administrator or the Trustee but which must be Independent outside counsel with respect to any such opinion of counsel concerning the transfer of any Residual Certificate or concerning certain matters with respect to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), or the taxation, or the federal income tax status, of each REMIC created hereby.

Originator: Each of the Chase Originators, Countrywide, CTX, Fifth Third, Flagstar, GreenPoint, PHH and Weichert, as applicable.

Par Value:  With respect to any Pool, an amount equal to the sum of (i) 100% of the Stated Principal Balance of each related Mortgage Loan (other than in respect of REO Property) plus accrued and unpaid interest thereon from the date to which such interest was paid or advanced at the sum of the applicable Mortgage Rate, to but not including the Due Date in the month of the final Distribution Date and (ii) with respect to any related REO Property, the appraised value of any REO Property as determined by the higher of two appraisals completed by two independent appraisers selected by the Depositor at the expense of the Depositor, (iii) with respect to Pool 1, any Net Swap Payment payable to the Swap Provider and any Swap Termination Payments payable to the Swap Provider, other than a Swap Termination Payment resulting from a Swap Provider Trigger Event and (iv) any related remaining unreimbursed Advances and Servicing Advances and unpaid Servicing Fees and Master Servicing Fees, and any other amounts payable to the Trustee and Securities Administrator, in each case relating to the related Mortgage Loans.

Paying Agent: Any paying agent appointed pursuant to Section 3.08.  The Paying Agent shall be U.S. Bank National Association, for so long as it is acting as Securities Administrator under this Agreement.

PCAOB: The Public Company Accounting Oversight Board.

Percentage Interest: With respect to any Certificate, its percentage interest in the undivided beneficial ownership interest in the Trust Fund evidenced by all Certificates of the same Class as such Certificate.  With respect to any Certificate other than a Class A-R or Class P Certificate, the Percentage Interest evidenced thereby shall equal the initial Certificate Principal Amount thereof divided by the initial Class Principal Amount of all Certificates of the same Class.  With respect to each of the Class A-R, Class 1-P and Class 2-P Certificates, the Percentage Interest evidenced thereby shall be as specified on the face thereof, or otherwise, be equal to 100%.

Permitted Investments: At any time, any one or more of the following obligations and securities:

(i)

obligations of the United States or any agency thereof, provided that such obligations are backed by the full faith and credit of the United States;

(ii)

general obligations of or obligations guaranteed by any state of the United States or the District of Columbia receiving the highest long-term debt rating of each Rating Agency, or such lower rating as shall not result in the downgrading or withdrawal of the ratings then assigned to the Certificates by the Rating Agencies, as evidenced by a signed writing delivered by each Rating Agency;

(iii)

commercial or finance company paper which is then receiving the highest commercial or finance company paper rating of each Rating Agency rating such paper, or such lower rating as shall not result in the downgrading or withdrawal of the ratings then assigned to the Certificates by the Rating Agencies, as evidenced by a signed writing delivered by each Rating Agency;

(iv)

certificates of deposit, demand or time deposits, or bankers’ acceptances issued by any depository institution or trust company incorporated under the laws of the United States or of any state thereof and subject to supervision and examination by federal and/or state banking authorities, provided that the commercial paper and/or long-term unsecured debt obligations of such depository institution or trust company (or in the case of the principal depository institution in a holding company system, the commercial paper or long-term unsecured debt obligations of such holding company, but only if Moody’s is not the applicable Rating Agency) are then rated one of the two highest long-term and the highest short-term ratings of each Rating Agency for such securities, or such lower ratings as shall not result in the downgrading or withdrawal of the ratings then assigned to the Certificates by the Rating Agencies, as evidenced by a signed writing delivered by each Rating Agency;

(v)

demand or time deposits or certificates of deposit issued by any bank or trust company or savings institution to the extent that such deposits are fully insured by the FDIC;

(vi)

guaranteed reinvestment agreements issued by any bank, insurance company or other corporation acceptable to the Rating Agencies at the time of the issuance of such agreements, as evidenced by a signed writing delivered by each Rating Agency;

(vii)

repurchase obligations with respect to any security described in clauses (i) and (ii) above, in either case entered into with a depository institution or trust company (acting as principal) described in clause (iv) above;

(viii)

securities (other than stripped bonds, stripped coupons or instruments sold at a purchase price in excess of 115% of the face amount thereof) bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States or any state thereof which, at the time of such investment, have one of the two highest ratings of each Rating Agency (except if the Rating Agency is Moody’s, such rating shall be the highest commercial paper rating of Moody’s for any such series), or such lower rating as shall not result in the downgrading or withdrawal of the ratings then assigned to the Certificates by the Rating Agencies, as evidenced by a signed writing delivered by each Rating Agency;

(ix)

interests in any money market fund which at the date of acquisition of the interests in such fund and throughout the time such interests are held in such fund has the highest applicable rating by each Rating Agency rating such fund or such lower rating as shall not result in a change in the rating then assigned to the Certificates by each Rating Agency, as evidenced by a signed writing delivered by each Rating Agency, including funds for which the Trustee, the Master Servicer, the Securities Administrator or any of its Affiliates is investment manager or adviser;

(x)

short-term investment funds sponsored by any trust company or national banking association incorporated under the laws of the United States or any state thereof which on the date of acquisition has been rated by each applicable Rating Agency in their respective highest applicable rating category or such lower rating as shall not result in a change in the rating then specified stated maturity and bearing interest or sold at a discount acceptable to each Rating Agency as shall not result in the downgrading or withdrawal of the ratings then assigned to the Certificates by the Rating Agencies, as evidenced by a signed writing delivered by each Rating Agency; and

(xi)

such other investments having a specified stated maturity and bearing interest or sold at a discount acceptable to the Rating Agencies as shall not result in the downgrading or withdrawal of the ratings then assigned to the Certificates by the Rating Agencies, as evidenced by a signed writing delivered by each Rating Agency;

provided, that no such instrument shall be a Permitted Investment if (i) such instrument evidences the right to receive interest only payments with respect to the obligations underlying such instrument or (ii) such instrument would require the Depositor to register as an investment company under the Investment Company Act of 1940, as amended.

Person: Any individual, corporation, partnership, joint venture, association, joint-stock company, limited liability company, trust, unincorporated organization or government or any agency or political subdivision thereof.

PHH: PHH Mortgage Corporation formerly known as Cendant Mortgage Corporation, or any successor in interest.

PHH Mortgage Loan:  Each Mortgage Loan originated by PHH and listed on the Mortgage Loan Schedule.

PHH Purchase and Servicing Agreement:  Each agreement between the Seller and PHH listed under the heading “Purchase and Servicing Agreements” in Exhibit E hereto, as modified by the related Acknowledgement.

Pool: Pool 1 or Pool 2, as applicable.

Pool 1: Those certain Mortgage Loans identified as belonging to Pool 1 on the Mortgage Loan Schedule.

Pool 1 40-year Mortgage Loan: Any Pool 1 Mortgage Loan with an original stated maturity of 480 months.

Pool 1 Aggregate Collateral Balance:  As of any date of determination, will be equal to the aggregate of the Stated Principal Balances of the Pool 1 Mortgage Loans, except as otherwise provided, as of the last day of the related Due Period.

Pool 1 Basic Principal Distribution Amount: With respect to any Distribution Date, the excess of (i) the Pool 1 Principal Remittance Amount for such Distribution Date over (ii) the Pool 1 Overcollateralization Release Amount, if any, for such Distribution Date.

Pool 1 Certificates: The Class 1-A-1, Class 1-A-2, Class 1-A-3, Class 1-A-4, Class 1-A-5, Class 1-M-1, Class 1-M-2, Class 1-M-3, Class 1-M-4, Class 1-M-5, Class 1-B-1, Class 1-B-2, Class 1-CE and Class 1-P Certificates

Pool 1 Initial Optional Purchase Date:  The first Distribution Date following the date on which the Pool 1 Aggregate Collateral Balance is less than 10.00% of the Pool 1 Aggregate Collateral Balance as of the Cut-off Date.

Pool 1 Interest Distribution Amount: With respect to each Distribution Date and each Class of Pool 1 Certificates entitled to distributions of interest, an amount equal to the amount of interest accrued during the related Accrual Period at the related Certificate Interest Rate on the Class Principal Amount of such Class of Pool 1 Certificates immediately prior to such Distribution Date, in each case, reduced by any Pool 1 Net Interest Shortfalls allocated to such Class of Pool 1 Certificates.  On any Distribution Date, Pool 1 Net Interest Shortfalls shall first reduce the Pool 1 Net Monthly Excess Cashflow and then will be allocated among the Pool 1 Senior, Pool 1 Mezzanine and Pool 1 Subordinate Certificates in reduction of their respective Pool 1 Interest Distribution Amounts, pro rata, based on the respective Pool 1 Interest Distribution Amounts for such Distribution Date without giving effect to Pool 1 Net Interest Shortfalls.

Pool 1 Interest Remittance Amount: With respect to any Distribution Date is equal to the sum of (i) that portion of the Available Distribution Amount with respect to Pool 1 for such Distribution Date equal to interest received or advanced with respect to the Pool 1 Mortgage Loans, and (ii) Compensating Interest paid by the Servicer or Master Servicer with respect to the Pool 1 Mortgage Loans.

Pool 1 Mezzanine Certificates:  The Class 1-M-1, Class 1-M-2, Class 1-M-3, Class 1-M-4 and Class 1-M-5 Certificates.

Pool 1 Mezzanine Class Principal Distribution Amount: With respect to any class of Pool 1 Mezzanine Certificates and Distribution Date, an amount equal to the excess of (x) the sum of (1) the Class Principal Amount of such class of Pool 1 Mezzanine Certificates immediately prior to such Distribution Date, (2) the aggregate Class Principal Amount of the Pool 1 Senior Certificates (after taking into account the payment of the Pool 1 Senior Principal Distribution Amount on such Distribution Date) and (3) the aggregate Class Principal Amount of each other class of Pool 1 Mezzanine Certificates with a lower alpha-numerical class designation (after taking into account the payment of the related Pool 1 Mezzanine Class Principal Distribution Amounts on such Distribution Date) over (y) the lesser of (A) the product of (1) 100%, minus the related Targeted Credit Enhancement Percentage and (2) the aggregate Stated Principal Balance of the Pool 1 Mortgage Loans as of the last day of the related Due Period and (B) the aggregate Stated Principal Balance of the Pool 1 Mortgage Loans as of the last day of the related Due Period minus the Pool 1 Overcollateralization Floor.

Pool 1 Mortgage Loans: The Mortgage Loans included in Pool 1.

Pool 1 Net Interest Shortfall:  With respect to any Distribution Date, the sum of (i) Net Prepayment Interest Shortfalls on the Pool 1 Mortgage Loans for that Distribution Date and (ii) aggregate Relief Act Shortfalls for the Pool 1 Mortgage Loans for that Distribution Date.

Pool 1 Net Monthly Excess Cashflow: With respect to any Distribution Date, an amount equal to the sum of (A) any Pool 1 Overcollateralization Release Amount and (B) the positive excess of (x) the Available Distribution Amount for Pool 1 for such Distribution Date over (y) the sum for such Distribution Date of (i) the Pool 1 Interest Distribution Amounts for the Pool 1 Certificates, including unpaid Interest Shortfalls for the Pool 1 Senior Certificates, distributed pursuant to Section 5.02(a), (ii) any Net Swap Payment payable to the Swap Provider and any Swap Termination Payments payable to the Swap Provider, other than a Swap Termination Payment resulting from a Swap Provider Trigger Event on such Distribution Date and (iii) the Pool 1 Basic Principal Distribution Amount.

Pool 1 Net WAC:  As to any Distribution Date, a per annum rate equal to 12 multiplied by the quotient of (x) the total scheduled interest due on the Pool 1 Mortgage Loans on their Due Dates in the related Due Period, net of the sum of (i) Servicing Fees, Securities Administrator Fees and any lender paid mortgage insurance premiums and (ii) any Net Swap Payment or Swap Termination Payment (other than a Swap Termination Payment resulting from a Swap Provider Trigger Event) made to the Swap Provider on such Distribution Date, and (y) the aggregate principal balance of the Pool 1 Mortgage Loans as of the first day of the related Due Period; provided, however, that, in no event may the Pool 1 Net WAC exceed the excess of (a) the weighted average of the Net Mortgage Rates of the Pool 1 Mortgage Loans as of the first day of the related Due Period, weighted on the basis of their Stated Principal Balances as of that date over (b) the fraction, expressed as a percentage, the numerator of which is 12 multiplied by the amount of any Net Swap Payment and Swap Termination Payment (other than a Swap Termination Payment resulting from a Swap Provider Trigger Event) owed to the Swap Provider for such Distribution Date and the denominator of which is the aggregate Stated Principal Balance of the Pool 1 Mortgage Loans as of the first day of the related Due Period.

Pool 1 Overcollateralization Deficiency Amount: With respect to any Distribution Date, the excess, if any, of (a) the Pool 1 Overcollateralization Target Amount applicable to such Distribution Date over (b) the Pool 1 Overcollateralized Amount applicable to such Distribution Date (assuming that 100% of the Pool 1 Principal Remittance Amount is applied as a payment of principal on such Distribution Date).

Pool 1 Overcollateralization Floor:  With respect to any Distribution Date prior to the Distribution Date in December 2026, an amount equal to the product of (i) 0.50% and (ii) the Pool 1 Aggregate Collateral Balance as of the Cut-off Date.  With respect to any Distribution Date on or after the Distribution Date in December 2026, the greater of (a) the product of (i) 0.50% and (ii) the Pool 1 Aggregate Collateral Balance as of the Cut-off Date and (b) the sum of (i) the Pool 1 Aggregate Collateral Balance of the Pool 1 40-year Mortgage Loans as of the end of the related Due Period and (ii) the product of (x) 0.10% and (y) the Pool 1 Aggregate Collateral Balance as of the Cut-off Date.

Pool 1 Overcollateralization Increase Amount: With respect to any Distribution Date, the lesser of (a) the Pool 1 Overcollateralization Deficiency Amount as of such Distribution Date and (b) Pool 1 Net Monthly Excess Cash Flow available for distribution on that Distribution Date pursuant to Section 5.02(c)(ii).

Pool 1 Overcollateralization Release Amount: With respect to any Distribution Date, the lesser of (x) the Pool 1 Principal Remittance Amount for such Distribution Date and (y) the excess, if any, of (1) the Pool 1 Overcollateralized Amount for such Distribution Date over (2) the Pool 1 Overcollateralization Target Amount for such Distribution Date.

Pool 1 Overcollateralization Target Amount: With respect to any Distribution Date (1) prior to the Pool 1 Step-Down Date, 0.75% of the Pool 1 Aggregate Collateral Balance as of the Cut-off Date, (2) on or after the Pool 1 Step-Down Date, provided a Pool 1 Trigger Event is not in effect, the greater of (x) 1.50% of the Pool 1 Aggregate Collateral Balance as of the last day of the related Due Period and (y) the Pool 1 Overcollateralization Floor, and (3) on or after the Pool 1 Step-Down Date, if a Pool 1 Trigger Event is in effect, the Pool 1 Overcollateralization Target Amount for the immediately preceding Distribution Date.

Pool 1 Overcollateralized Amount: As of any Distribution Date, the excess, if any, of (a) the Pool 1 Aggregate Collateral Balance as of the last day of the related Due Period for such Distribution Date over (b) the sum of the aggregate Class Principal Amounts of the Pool 1 Certificates, other than the Class 1-P Certificate as of such Distribution Date (assuming 100% of the Pool 1 Principal Remittance Amount is applied as a principal payment on such Distribution Date).

Pool 1 Principal Distribution Amount:  With respect to any Distribution Date, the sum of (i) the Pool 1 Basic Principal Distribution Amount for such Distribution Date and (ii) the Pool 1 Overcollateralization Increase Amount for such Distribution Date.

Pool 1 Principal Remittance Amount:  With respect to any Distribution Date, the portion of the Available Distribution Amount for Pool 1 equal to the sum of (i) the principal portion of any Scheduled Payments collected or advanced on the Pool 1 Mortgage Loans by a Servicer or Master Servicer that were due during the related Due Period, (ii) the principal portion of each full and partial Principal Prepayment made by a borrower on a Pool 1 Mortgage Loan during the related Prepayment Period; (iii) each other unscheduled collection, including Insurance Proceeds and Net Liquidation Proceeds representing or allocable to recoveries of principal of the Pool 1 Mortgage Loans received during the related Prepayment Period, including any Subsequent Recoveries on the Pool 1 Mortgage Loans; (iv) the principal portion of the Purchase Price of each Pool 1 Mortgage Loan purchased by the applicable Originator or any other person pursuant to the applicable Purchase and Servicing Agreement or Purchase Agreement, as applicable, or the Seller pursuant to this Agreement, due to a defect in documentation or a material breach of a representation and warranty with respect to such Pool 1 Mortgage Loan or, in the case of a permitted substitution of a Defective Mortgage Loan, any Substitution Amount in connection with any such replaced Pool 1 Mortgage Loan with respect to the related Prepayment Period,  (v) in connection with any optional purchase of the Pool 1 Mortgage Loans, the principal portion of the related Redemption Price, up to the principal portion of the related Par Value and (vi) the amount added to the Pool 1 Principal Remittance Amount from Net Swap Payments received by the Swap Trust pursuant to Section 5.09.

Pool 1 Senior Certificates: The Class 1-A-1, Class 1-A-2, Class 1-A-3, Class 1-A-4 and Class 1-A-5 Certificates.

Pool 1 Senior Enhancement Percentage:  For any Distribution Date, the percentage obtained by dividing (x) the sum of (i) the aggregate Class Principal Amount of the Pool 1 Mezzanine and Pool 1 Subordinate Certificates (after giving effect to the distribution of the Pool 1 Principal Distribution Amount on such Distribution Date) and (ii) the Pool 1 Overcollateralized Amount (after giving effect to the distribution of the Pool 1 Principal Distribution Amount on such Distribution Date) by (y) the Pool 1 Aggregate Collateral Balance as of the last day of the related Due Period.

Pool 1 Senior Principal Distribution Amount:  For any applicable Distribution Date, an amount equal to the excess of (x) the aggregate Class Principal Amount of the Pool 1 Senior Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (1) 100.00% minus the related Target Credit Enhancement Percentage and (2) the Pool 1 Aggregate Collateral Balance as of the last day of the related Due Period and (B) the Pool 1 Aggregate Collateral Balance as of the last day of the related Due Period minus the Pool 1 Overcollateralization Floor.

Pool 1 Step-Down Date:  The earlier to occur of (1) the Distribution Date on which the aggregate Class Principal Amount of the Pool 1 Senior Certificates has been reduced to zero and (2) the later to occur of (x) the Distribution Date occurring in December 2009 and (y) the first Distribution Date on which the Pool 1 Senior Enhancement Percentage is greater than or equal to 12.00% (for the purpose of this definition only, the Senior Enhancement Percentage shall be calculated prior to the distribution of Pool 1 Principal Distribution Amount on the Pool 1 Mezzanine and Pool 1 Subordinate Certificates).

Pool 1 Subordinate Certificates:  The Class 1-B-1 and Class 1-B-2 Certificates.

Pool 1 Subordinate Class Principal Distribution Amount: With respect to either class of Pool 1 Subordinate Certificates and any Distribution Date, an amount equal to the excess of (x) the sum of (1) the Class Principal Amount of such class of Pool 1 Subordinate Certificates immediately prior to such Distribution Date, (2) the aggregate Class Principal Amount of the Pool 1 Senior Certificates (after taking into account the payment of the Pool 1 Senior Principal Distribution Amount on such Distribution Date), (3) the aggregate Class Principal Amount of the Pool 1 Mezzanine Certificates (after taking into account the payment of the Pool 1 Mezzanine Class Principal Distribution Amounts on such Distribution Date) and (4) with respect to the Class 1-B-2 Certificates, the Class Principal Amount of the Class 1-B-1 Certificates (after taking into account the payment of the related Pool 1 Subordinate Class Principal Distribution Amount on such Distribution Date) over (y) the lesser of (A) the product of (1) 100%, minus the related Targeted Credit Enhancement Percentage and (2) the aggregate Stated Principal Balance of the Pool 1 Mortgage Loans as of the last day of the related Due Period and (B) the aggregate Stated Principal Balance of the Pool 1 Mortgage Loans as of the last day of the related Due Period minus the Pool 1 Overcollateralization Floor.

Pool 1 Trigger Event:  Is in effect with respect to any Distribution Date on or after the Pool 1 Step-Down Date if either (i) the percentage obtained by dividing (x) the Aggregate Stated Principal Balance of the Pool 1 Mortgage Loans that are 60 days or more Delinquent or REO or in bankruptcy or in foreclosure as of the last day of the prior calendar month by (y) the Pool 1 Aggregate Collateral Balance as of the last day of the previous calendar month exceeds 40% of the Pool 1 Senior Enhancement Percentage for such Distribution Date or (ii) the cumulative Realized Losses on the Pool 1 Mortgage Loans (after reduction for all Subsequent Recoveries on the Pool 1 Mortgage Loans received from the Cut-off Date through the last day of the related Due Period) as a percentage of the Pool 1 Aggregate Collateral Balance as of the Cut-off Date is greater than the percentage set forth in the following table:

Range of Distribution Dates	Percentage
December 2008 – November 2009	0.20%*
December 2009 – November 2010	0.50%*
December 2010 – November 2011	0.85%*
December 2011 – November 2012	1.20%*
December 2012 and thereafter	1.45%

_____________________

*

The percentages indicated are the percentages applicable for the first Distribution Date in the corresponding range of Distribution Dates.  The percentage for each succeeding Distribution Date in a range increases incrementally by 1/12th of the positive difference between the percentage applicable to the first Distribution Date in that range and the percentage applicable to the first Distribution Date in the succeeding range.

Pool 2:  Those certain Mortgage Loans identified as belonging to Pool 2 on the Mortgage Loan Schedule.

Pool 2 40-year Mortgage Loan: Any Pool 2 Mortgage Loan with an original stated maturity of 480 months.

Pool 2 Aggregate Collateral Balance:  As of any date of determination, will be equal to the aggregate of the Stated Principal Balances of the Pool 2 Mortgage Loans, except as otherwise provided, as of the last day of the related Due Period.

Pool 2 Basic Principal Distribution Amount: With respect to any Distribution Date, the excess of (i) the Pool 2 Principal Remittance Amount for such Distribution Date over (ii) the Pool 2 Overcollateralization Release Amount, if any, for such Distribution Date.

Pool 2 Certificates: The Class 2-A-1, Class 2-A-2, Class 2-A-3, Class 2-A-4, Class 2-A-5, Class 2-A-6, Class 2-A-7, Class 2-A-8, Class 2-M-1, Class 2-M-2, Class 2-B-1, Class 2-B-2, Class 2-CE and Class 2-P Certificates.

Pool 2 Initial Optional Purchase Date:  The first Distribution Date following the date on which the Pool 2 Aggregate Collateral Balance is less than 10.00% of the Pool 2 Aggregate Collateral Balance as of the Cut-off Date.

Pool 2 Interest Distribution Amount: With respect to each Distribution Date and each Class of Pool 2 Certificates entitled to distributions of interest, an amount equal to the amount of interest accrued during the related Accrual Period at the related Certificate Interest Rate on the Class Principal Amount of such Class of Pool 2 Certificates immediately prior to such Distribution Date, in each case, reduced by any Pool 2 Net Interest Shortfalls allocated to such Class of Pool 2 Certificates.  On any Distribution Date, Net Interest Shortfalls shall first reduce the Pool 2 Net Monthly Excess Cashflow and then will be allocated among the Pool 2 Senior, Pool 2 Mezzanine and Pool 2 Subordinate Certificates in reduction of their respective Pool 2 Interest Distribution Amounts, pro rata, based on the respective Pool 2 Interest Distribution Amounts for such Distribution Date without giving effect to Pool 2 Net Interest Shortfalls.

Pool 2 Interest Remittance Amount: With respect to any Distribution Date is equal to the sum of (i) that portion of the Available Distribution Amount with respect to Pool 2 for such Distribution Date equal to interest received or advanced with respect to the Pool 2 Mortgage Loans, and (ii) Compensating Interest paid by the Servicer or Master Servicer with respect to the Pool 2 Mortgage Loans.

Pool 2 Mezzanine Certificates:  The Class 2-M-1 and Class 2-M-2 Certificates.

Pool 2 Mezzanine Class Principal Distribution Amount: With respect to either class of Pool 2 Mezzanine Certificates and any Distribution Date, an amount equal to the excess of (x) the sum of (1) the Class Principal Amount of such class of Pool 2 Mezzanine Certificates immediately prior to such Distribution Date, (2) the aggregate Class Principal Amount of the Pool 2 Senior Certificates (after taking into account the payment of the Pool 2 Senior Principal Distribution Amount on such Distribution Date) and (3) with respect to the Class 2-M-2 Certificates, the Class Principal Amount of the Class 2-M-1 Certificates (after taking into account the payment of the related Pool 2 Mezzanine Class Principal Distribution Amount on such Distribution Date) over (y) the lesser of (A) the product of (1) 100%, minus the related Targeted Credit Enhancement Percentage and (2) the aggregate Stated Principal Balance of the Pool 2 Mortgage Loans as of the last day of the related Due Period and (B) the aggregate Stated Principal Balance of the Pool 2 Mortgage Loans as of the last day of the related Due Period minus the Pool 2 Overcollateralization Floor.

Pool 2 Mortgage Loans: The Mortgage Loans included in Pool 2.

Pool 2 Net Interest Shortfall:  With respect to any Distribution Date, the sum of (i) Net Prepayment Interest Shortfalls on the Pool 2 Mortgage Loans for that Distribution Date and (ii) aggregate Relief Act Shortfalls for the Pool 2 Mortgage Loans for that Distribution Date.

Pool 2 Net Monthly Excess Cashflow: With respect to any Distribution Date, an amount equal to the sum of (A) any Pool 2 Overcollateralization Release Amount and (B) the positive excess of (x) the Available Distribution Amount for Pool 2 for such Distribution Date over (y) the sum for such Distribution Date of (i) the Interest Distribution Amounts for the Pool 2 Certificates, including unpaid Interest Shortfalls for the Pool 2 Senior Certificates, distributed pursuant to Section 5.02(d) and (ii) the Pool 2 Basic Principal Distribution Amount.

Pool 2 Net WAC:  As to any Distribution Date, the weighted average of the Net Mortgage Rates of the Pool 2 Mortgage Loans as of the first day of the related Due Period, weighted on the basis of their outstanding Stated Principal Balances (after giving effect to the Scheduled Payments due on or before such date and Principal Prepayments received prior to such date) at such time.

Pool 2 Overcollateralization Deficiency Amount: With respect to any Distribution Date, the excess, if any, of (a) the Pool 2 Overcollateralization Target Amount applicable to such Distribution Date over (b) the Pool 2 Overcollateralized Amount applicable to such Distribution Date (assuming that 100% of the Pool 2 Principal Remittance Amount is applied as a payment of principal on such Distribution Date).

Pool 2 Overcollateralization Floor:  With respect to any Distribution Date prior to the Distribution Date in December 2026, an amount equal to the product of (i) 0.50% and (ii) the Pool 2 Aggregate Collateral Balance as of the Cut-off Date.  With respect to any Distribution Date on or after the Distribution Date in December 2026, the greater of (a) the product of (i) 0.50% and (ii) the Pool 2 Aggregate Collateral Balance as of the Cut-off Date and (b) the sum of (i) the Pool 2 Aggregate Collateral Balance of the Pool 2 40-year Mortgage Loans as of the end of the related Due Period and (ii) the product of (x) 0.10% and (y) the Aggregate Collateral Balance of the Pool 2 Mortgage Loans as of the Cut-off Date.

Pool 2 Overcollateralization Increase Amount: With respect to any Distribution Date, the lesser of (a) the Pool 2 Overcollateralization Deficiency Amount as of such Distribution Date and (b) Pool 2 Net Monthly Excess Cash Flow available for distribution on that Distribution Date pursuant to Section 5.02(f)(i).

Pool 2 Overcollateralization Release Amount: With respect to any Distribution Date, the lesser of (x) the Pool 2 Principal Remittance Amount for such Distribution Date and (y) the excess, if any, of (1) the Pool 2 Overcollateralized Amount for such Distribution Date over (2) the Pool 2 Overcollateralization Target Amount for such Distribution Date.

Pool 2 Overcollateralization Target Amount: With respect to any Distribution Date (1) prior to the Step-Down Date, 1.00% of the Pool 2 Aggregate Collateral Balance as of the Cut-off Date, (2) on or after the Pool 2 Step-Down Date, provided a Pool 2 Trigger Event is not in effect, the greater of (x) 2.00% of the Aggregate Collateral Balance as of the last day of the related Due Period and (y) the Pool 2 Overcollateralization Floor, and (3) on or after the Step-Down Date, if a Pool 2 Trigger Event is in effect, the Pool 2 Overcollateralization Target Amount for the immediately preceding Distribution Date.

Pool 2 Overcollateralized Amount: As of any Distribution Date, the excess, if any, of (a) the Pool 2 Aggregate Collateral Balance as of the last day of the related Due Period for such Distribution Date over (b) the sum of the aggregate Class Principal Amounts of the Pool 2 Senior, Pool 2 Mezzanine and Pool 2 Subordinate Certificates as of such Distribution Date (assuming 100% of the Principal Remittance Amount is applied as a principal payment on such Distribution Date).

Pool 2 Principal Distribution Amount:  With respect to any Distribution Date, the sum of (i) the Pool 2 Basic Principal Distribution Amount for such Distribution Date and (ii) the Pool 2 Overcollateralization Increase Amount for such Distribution Date.

Pool 2 Principal Remittance Amount:  With respect to any Distribution Date, the portion of the Available Distribution Amount for Pool 2 equal to the sum of (i) the principal portion of any Scheduled Payments collected or advanced on the Pool 2 Mortgage Loans by a Servicer or Master Servicer that were due during the related Due Period, (ii) the principal portion of each full and partial Principal Prepayment made by a borrower on a Pool 2 Mortgage Loan during the related Prepayment Period; (iii) each other unscheduled collection, including Insurance Proceeds and Net Liquidation Proceeds representing or allocable to recoveries of principal of the Pool 2 Mortgage Loans received during the related Prepayment Period, including any Subsequent Recoveries on the Pool 2 Mortgage Loans; and (iv) the principal portion of the Purchase Price of each Pool 2 Mortgage Loan purchased by the applicable Originator or any other person pursuant to the applicable Purchase and Servicing Agreement or Purchase Agreement, as applicable, or the Seller pursuant to this Agreement, due to a defect in documentation or a material breach of a representation and warranty with respect to such Pool 2 Mortgage Loan or, in the case of a permitted substitution of a Defective Mortgage Loan, any Substitution Amount in connection with any such replaced Pool 2 Mortgage Loan with respect to the related Prepayment Period and (v) in connection with any optional purchase of the  Pool 2 Mortgage Loans, the principal portion of the related Redemption Price, up to the principal portion of the related Par Value.

Pool 2 Senior Certificates: The Class 2-A-1, Class 2-A-2, Class 2-A-3, Class 2-A-4, Class 2-A-5, Class 2-A-6, Class 2-A-7 and Class 2-A-8 Certificates.

Pool 2 Senior Enhancement Percentage:  For any Distribution Date, the percentage obtained by dividing (x) the sum of (i) the aggregate Class Principal Amount of the Pool 2 Mezzanine and Pool 2 Subordinate Certificates (after giving effect to the distribution of the Pool 2 Principal Distribution Amount on such Distribution Date) and (ii) the Pool 2 Overcollateralized Amount (after giving effect to the distribution of the Pool 2 Principal Distribution Amount on such Distribution Date) by (y) the Pool 2 Aggregate Collateral Balance as of the last day of the related Due Period.

Pool 2 Senior Principal Distribution Amount:  For any applicable Distribution Date, an amount equal to the excess of (x) the aggregate Class Principal Amount of the Pool 2 Senior Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (1) 100.00%, minus the related Targeted Credit Enhancement Percentage and (2) the Pool 2 Aggregate Collateral Balance as of the last day of the related Due Period and (B) the Pool 2 Aggregate Collateral Balance as of the last day of the related Due Period minus the Pool 2 Overcollateralization Floor.

Pool 2 Step-Down Date:  The earlier to occur of (1) the Distribution Date on which the aggregate Class Principal Amount of the Pool 2 Senior Certificates has been reduced to zero and (2) the later to occur of (x) the Distribution Date occurring in December 2009 and (y) the first Distribution Date on which the Pool 2 Senior Enhancement Percentage is greater than or equal to 11.50% (for the purpose of this definition only, the Pool 2 Senior Enhancement Percentage shall be calculated prior to the distribution of Pool 2 Principal Distribution Amount on the Pool 2 Mezzanine and Pool 2 Subordinate Certificates).

Pool 2 Subordinate Certificates:  The Class 2-B-1 and Class 2-B-2 Certificates.

Pool 2 Subordinate Class Principal Distribution Amount: With respect to either class of Pool 2 Subordinate Certificates and any Distribution Date, an amount equal to the excess of (x) the sum of (1) the Class Principal Amount of such class of Pool 2 Subordinate Certificates immediately prior to such Distribution Date, (2) the aggregate Class Principal Amount of the Pool 2 Senior Certificates (after taking into account the payment of the Pool 2 Senior Principal Distribution Amount on such Distribution Date), (3) the aggregate Class Principal Amount of the Pool 2 Mezzanine Certificates (after taking into account the payment of the Pool 2 Mezzanine Class Principal Distribution Amounts on such Distribution Date) and (4) with respect to the Class 2-B-2 Certificates, the Class Principal Amount of the Class 2-B-1 Certificates (after taking into account the payment of the related Pool 2 Subordinate Class Principal Distribution Amount on such Distribution Date) over (y) the lesser of (A) the product of (1) 100%, minus the related Targeted Credit Enhancement Percentage and (2) the aggregate Stated Principal Balance of the Pool 2 Mortgage Loans as of the last day of the related Due Period and (B) the aggregate Stated Principal Balance of the Pool 2 Mortgage Loans as of the last day of the related Due Period minus the Pool 2 Overcollateralization Floor.

Pool 2 Trigger Event:  Is in effect with respect to any Distribution Date on or after the Pool 2 Step-Down Date if either (i) the percentage obtained by dividing (x) the Aggregate Stated Principal Balance of the Pool 2 Mortgage Loans that are 60 days or more Delinquent or REO or in bankruptcy or in foreclosure as of the last day of the prior calendar month by (y) the Pool 2 Aggregate Collateral Balance as of the last day of the previous calendar month exceeds 40% of the Pool 2 Senior Enhancement Percentage for such Distribution Date or (ii) the cumulative Realized Losses on the Pool 2 Mortgage Loans (after reduction for all Subsequent Recoveries on the Pool 2 Mortgage Loans received from the Cut-off Date through the last day of the related Due Period) as a percentage of the Pool 2 Aggregate Collateral Balance as of the Cut-off Date is greater than the percentage set forth in the following table:

Range of Distribution Dates	Percentage
December 2008 – November 2009	0.20%*
December 2009 – November 2010	0.55%*
December 2010 – November 2011	0.90%*
December 2011 – November 2012	1.30%*
December 2012 and thereafter	1.50%

_____________________

*

The percentages indicated are the percentages applicable for the first Distribution Date in the corresponding range of Distribution Dates.  The percentage for each succeeding Distribution Date in a range increases incrementally by 1/12th of the positive difference between the percentage applicable to the first Distribution Date in that range and the percentage applicable to the first Distribution Date in the succeeding range.

Pool Balance: As to any Distribution Date, the aggregate of the Stated Principal Balances of all the Mortgage Loans outstanding on the Due Date of the month preceding the month of that Distribution Date.

Prepayment Interest Shortfall: With respect to any full or partial Principal Prepayment of a Mortgage Loan, the excess, if any, of (i) one full month’s interest at the applicable Net Mortgage Rate on the portion of the Stated Principal Balance of such Mortgage Loan being prepaid over (ii) the amount of interest actually received with respect to such Mortgage Loan in connection with such Principal Prepayment.

Prepayment Penalty Certificates: The Class 1-P and Class 2-P Certificates.

Prepayment Period: With respect to each Distribution Date, the calendar month immediately preceding the month in which the Distribution Date occurs.

Prepayment Premium: With respect to each Mortgage Loan, the prepayment charge or penalty interest required to be paid by the Mortgagor in connection with a prepayment of the related Mortgage Loan, as provided in the related Mortgage Note or Mortgage.

Primary Mortgage Insurance Policy: Each policy of primary mortgage guaranty insurance or any replacement policy therefor with respect to any Mortgage Loan.

Principal Prepayment: Any Mortgagor payment of principal or other recovery of principal on a Mortgage Loan that is recognized as having been received or recovered in advance of its scheduled Due Date and applied to reduce the principal balance of the Mortgage Loan in accordance with the terms of the Mortgage Note or the related Purchase and Servicing Agreement or Servicing Agreement, as applicable.

Principal Prepayment In Full: Any Principal Prepayment of the entire principal balance of a Mortgage Loan.

Proprietary Lease: With respect to any Cooperative Property, a lease or occupancy agreement between a Cooperative Corporation and a holder of related Cooperative Shares.

Prospectus: The prospectus supplement dated November 28, 2006, together with the accompanying prospectus dated September 21, 2006, relating to the Certificates.

Purchase Agreement: The agreements listed under the heading “Purchase Agreements” in Exhibit E hereto, as each such agreement may be amended or supplemented from time to time as permitted hereunder.

Purchase and Servicing Agreement:  The agreements listed under the heading “Purchase and Servicing Agreements” in Exhibit E hereto, as each such agreement may be amended or supplemented from time to time as permitted hereunder.

Purchase Price:  With respect to any Mortgage Loan required or permitted to be purchased by the Seller or the Depositor pursuant to this Agreement, or by the related Originator or Servicer pursuant to the related Purchase and Servicing Agreement or Purchase Agreement, as applicable, an amount equal to the sum of (i) 100% of the unpaid principal balance of the Mortgage Loan on the date of such purchase and (ii) accrued interest thereon at the applicable Net Mortgage Rate from the date through which interest was last paid by the Mortgagor to the Due Date in the month in which the Purchase Price is to be distributed to Certificateholders, or such other amount as may be specified in the related Purchase and Servicing Agreement or Purchase Agreement, as applicable.

Rating Agency: Each of S&P and Moody’s.

Realized Loss: With respect to each Liquidated Mortgage Loan, an amount (not less than zero or more than the Stated Principal Balance of the Mortgage Loan) as of the date of such liquidation, equal to (i) the Stated Principal Balance of the Liquidated Mortgage Loan as of the date of such liquidation, plus (ii) interest at the Mortgage Rate from the Due Date as to which interest was last paid or advanced (and not reimbursed) to Certificateholders up to the Due Date in the month in which Liquidation Proceeds are required to be distributed on the Stated Principal Balance of such Liquidated Mortgage Loan from time to time, minus (iii) the Liquidation Proceeds, if any, received during the month in which such liquidation occurred, to the extent applied as recoveries of interest at the Mortgage Rate and to principal of the Liquidated Mortgage Loan. With respect to each Mortgage Loan which has become the subject of a Deficient Valuation, if the principal amount due under the related Mortgage Note has been reduced, the Deficient Valuation Reduction.  With respect to each Mortgage Loan which has become the subject of a Debt-Service Reduction, the present value of all monthly Debt Service Reductions on the Mortgage Loan, assuming that the mortgagor pays each Scheduled Payment on the applicable Due Date and that no Principal Prepayments are received on the Mortgage Loan, discounted at the applicable Mortgage Rate.

Recognition Agreement: An agreement among a Cooperative Corporation, a lender and a Mortgagor with respect to a Cooperative Mortgage Loan whereby such parties (i) acknowledge that such lender may make, or intends to make, such Cooperative Loan, and (ii) make certain agreements with respect to such Cooperative Mortgage Loan.

Record Date: As to any Distribution Date and for any Class of Certificates, other than the LIBOR Certificates and the Class 2-A-2 Certificates, the last Business Day of the month preceding the month of a Distribution Date.  As to any Distribution Date and the LIBOR Certificates and the Class 2-A-2 Certificates, the Business Day immediately preceding such Distribution Date.

Redemption Date: As defined in Section 7.01(c)

Redemption Price: With respect to a Redemption Date for a Pool, an amount equal to the greater of (1) the related Par Value and (2) the Fair Market Value of all of the property of such Pool.

Reference Bank Rate: As to any Accrual Period relating to the LIBOR Certificates as follows: the arithmetic mean (rounded upwards, if necessary, to the nearest one sixteenth of a percent) of the offered rates for United States dollar deposits for one month which are offered by the Reference Banks as of 11:00 A.M., London time, on the LIBOR Determination Date prior to the first day of such Accrual Period to prime banks in the London interbank market for a period of one month in amounts approximately equal to the aggregate Class Principal Amount of the LIBOR Certificates; provided that at least two such Reference Banks provide such rate.  If fewer than two offered rates appear, the Reference Bank Rate will be the arithmetic mean of the rates quoted by one or more major banks in New York City, selected by the Securities Administrator, as of 11:00 A.M., New York City time, on such date for loans in U.S. Dollars to leading European banks for a period of one month in amounts approximately equal to the aggregate Class Principal Amount of the LIBOR Certificates.  If no such quotations can be obtained, the Reference Bank Rate shall be the Reference Bank Rate applicable to the preceding Accrual Period.

Reference Banks: Three major banks that are engaged in the London interbank market, selected by the Securities Administrator.

Refinancing Mortgage Loan: Any Mortgage Loan originated in connection with the refinancing of an existing mortgage loan.

Regulation AB: Subpart 229.1100 – Asset Backed Securities (Regulation AB), 17 C.F.R. §§229.1100 - 229.1123, as such may be amended from time to time, and subject to such clarification and interpretation as have been provided by the Commission in the adopting release (Asset-Backed Securities, Securities Act Release No. 33-8518, 70 Fed. Reg. 1,506, 1,531 (Jan. 7, 2005)) or by the staff of the Commission, or as may be provided by the Commission or its staff from time to time.

Relevant Servicing Criteria: The Servicing Criteria applicable to the various parties, as set forth on Exhibit M attached hereto.  For clarification purposes, multiple parties can have responsibility for the same Relevant Servicing Criteria.  With respect to a Servicing Function Participant engaged by the Master Servicer, the Securities Administrator, the Trustee, each Servicer or either of the Custodians, the term “Relevant Servicing Criteria” may refer to a portion of the Relevant Servicing Criteria applicable to such parties.

Relief Act Shortfalls: With respect to any Distribution Date and any Mortgage Loan as to which there has been a reduction in the amount of interest collectible thereon for the most recently ended calendar month as a result of the application of the Civil Relief Act, the amount, if any, by which (i) interest collectible on such Mortgage Loan for the most recently ended calendar month is less than (ii) interest accrued thereon for such month pursuant to the Mortgage Note.

REMIC: Each pool of assets in the Trust Fund designated as a REMIC as described in the Preliminary Statement.

REMIC Provisions: The provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at sections 860A through 860G of the Code, and related provisions, and regulations, including proposed regulations and rulings, and administrative pronouncements promulgated thereunder, as the foregoing may be in effect from time to time.

REMIC Swap Rate:  For each Swap Payment Date (and the related Accrual Period), a per annum rate equal to the product of: (i) the percentage used to calculate the Fixed Swap Payment for such date and (ii) 2.

REO Property: A Mortgaged Property acquired by the Trust Fund through foreclosure or deed-in-lieu of foreclosure in connection with a defaulted Mortgage Loan or otherwise treated as having been acquired pursuant to the REMIC Provisions.

Replacement Mortgage Loan: A mortgage loan substituted by an Originator or the Seller for a Deleted Mortgage Loan which must, on the date of such substitution, as confirmed in a request for release, substantially in the form attached to the related Custodial Agreement, (i) have a Stated Principal Balance, after deduction of the principal portion of the Scheduled Payment due in the month of substitution, not in excess of, and not more than 10% less than the Stated Principal Balance of the Deleted Mortgage Loan; (ii) have a Mortgage Rate not less than and not more than one percentage point greater than the Deleted Mortgage Loan; (iii) have a Loan-to-Value Ratio no higher than that of the Deleted Mortgage Loan; (iv) have a remaining term to maturity no greater than (and not more than one year less than that of) the Deleted Mortgage Loan; (v) comply with each representation and warranty set forth in the related Purchase and Servicing Agreement or Purchase Agreement, as applicable; and (xii) shall be accompanied by an Opinion of Counsel that such Replacement Mortgage Loan would not adversely affect the REMIC status of any REMIC created hereunder or would not otherwise be prohibited by this Pooling and Servicing Agreement.

Reportable Event: Has the meaning set forth in Section 11.03.

Residual Certificate: The Class A-R Certificates and the Uncertificated Interests.

Responsible Officer: With respect to the Trustee, the Master Servicer or the Securities Administrator, any officer in the corporate trust department or similar group of the Trustee, the Master Servicer or the Securities Administrator with direct responsibility for the administration of this Agreement and also, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his or her knowledge of and familiarity with the particular subject.

Restricted Certificates: The Class A-R, Class CE and Class P Certificates and any Uncertificated Interest.

S&P: Standard & Poor’s Ratings Services, a division of the McGraw-Hill Companies, Inc.

SAIF: The Saving’s Association Insurance Fund, or any successor thereto.

Sarbanes-Oxley Act: The Sarbanes-Oxley Act of 2002 and the rules and regulations of the Commission promulgated thereunder (including any interpretations thereof by the Commission’s staff).

Sarbanes-Oxley Certification: A written certification signed by an officer of the Master Servicer that complies with (i) the Sarbanes-Oxley Act of 2002, as amended from time to time, and (ii) Exchange Act Rules 13a-14(d) and 15d-14(d), as in effect from time to time; provided that if, after the Closing Date (a) the Sarbanes-Oxley Act of 2002 is amended, (b) the Rules referred to in clause (ii) are modified or superceded by any subsequent statement, rule or regulation of the Commission or any statement of a division thereof, or (c) any future releases, rules and regulations are published by the Commission from time to time pursuant to the Sarbanes-Oxley Act of 2002, which in any such case affects the form or substance of the required certification and results in the required certification being, in the reasonable judgment of the Master Servicer, materially more onerous that then form of the required certification as of the Closing Date, the Sarbanes-Oxley Certification shall be as agreed to by the Master Servicer, the Depositor and the Seller following a negotiation in good faith to determine how to comply with any such new requirements.

Scheduled Payment:  The scheduled monthly payment on a Mortgage Loan due on any Due Date allocable to principal and/or interest on such Mortgage Loan which, unless otherwise specified in the related Purchase and Servicing Agreement, Purchase Agreement or Servicing Agreement, as applicable, shall give effect to any related Debt Service Reduction and any Deficient Valuation that affects the amount of the monthly payment due on such Mortgage Loan.

Securities Act: The Securities Act of 1933, as amended, and the rules and regulations thereunder.

Securities Administrator: U.S. Bank National Association, not in its individual capacity but solely as Securities Administrator, or any successor in interest, or if any successor Securities Administrator shall be appointed as herein provided, then such successor Securities Administrator.

Securities Administrator Fee: An amount equal to 1/12 of the product of (i) the Stated Principal Balance of the Mortgage Loans as of the first day of the related Due Period and (ii) the Securities Administrator Fee Rate.

Securities Administrator Fee Rate: A per annum rate of 0.008%.

Seller: J.P. Morgan Mortgage Acquisition Corp., a Delaware corporation.

Senior Certificates: The Pool 1 Senior Certificates and the Pool 2 Senior Certificates.

Servicer: Each of Countrywide, Fifth Third, GreenPoint, JPMCB or PHH.

Servicer Advance: A “Servicing Advance” as defined in the applicable Purchase and Servicing Agreement.

Service(s)(ing): In accordance with Regulation AB, the act of servicing and administering the Mortgage Loans or any other assets of the Trust by an entity that meets the definition of “servicer’ set forth in Item 1101 of Regulation AB and is subject to the disclosure requirements set forth in Item 1108 of Regulation AB.  For clarification purposes, any uncapitalized occurrence of this term shall have the meaning commonly understood by participants in the residential mortgage-backed securitization market.

Servicing Agreement:  The agreements listed under the heading “Servicing Agreements” in Exhibit E hereto, as each such agreement may be amended or supplemented from time to time as permitted hereunder.

Servicing Criteria:  The criteria set forth in paragraph (d) of Item 1122 of Regulation AB, as such may be amended from time to time.

Servicing Fee: As to any Distribution Date and each Mortgage Loan, an amount equal to the product of (a) one-twelfth of the Servicing Fee Rate and (b) the Stated Principal Balance of such Mortgage Loan as of the first day of the related Due Period.

Servicing Fee Rate:  With respect to each Mortgage Loan and any Distribution Date, the rate specified in the related Purchase and Servicing Agreement or Servicing Agreement, as applicable.

Servicing Function Participant: Any Sub-Servicer, Subcontractor or any other Person, other than each Servicer, the Master Servicer, the Trustee, the Securities Administrator and each Custodian, that is performing material activities addressed by the Servicing Criteria.

Servicing Officer:  Any officer of the related Servicer involved in, or responsible for, the administration and servicing of the related Mortgage Loans whose name and facsimile signature appear on a list of servicing officers furnished to the Master Servicer by the related Servicer on the Closing Date pursuant to the related Purchase and Servicing Agreement or Servicing Agreement, as applicable, as such list may from time to time be amended.

Significance Percentage:  With respect to any Distribution Date, and in accordance with Item 1115 of Regulation AB, shall be a percentage equal to (a) an amount determined based on the reasonable good faith estimate by the Depositor of the aggregate maximum probable exposure of the outstanding Pool 1 Certificates to the Swap Agreement, divided by (b) the aggregate outstanding Certificate Principal Amount of the Pool 1 Certificates, prior to the distribution of the Pool 1 Principal Remittance Amount on such Distribution Date.

Startup Day: The day designated as such pursuant to Section 10.01(b) hereof.

Stated Principal Balance: As to any Mortgage Loan and Due Date, the unpaid principal balance of such Mortgage Loan as of such Due Date as specified in the amortization schedule at the time relating thereto (before any adjustment to such amortization schedule by reason of any moratorium or similar waiver or grace period) after giving effect to any previous partial Principal Prepayments and Liquidation Proceeds allocable to principal (other than with respect to any Liquidated Mortgage Loan) and to the payment of principal due on such Due Date and irrespective of any delinquency in payment by the related Mortgagor.

Sub-Servicer: Any Person that (i) is a Servicing Function Participant, (ii) services Mortgage Loans on behalf of any Servicer, and (iii) is responsible for the performance (whether directly or through sub-servicers or Subcontractors) of Servicing functions required to be performed under this Agreement, any related Purchase and Servicing Agreement or Servicing Agreement, as applicable, or any sub-servicing agreement that are identified in Item 1122(d) of Regulation AB.

Subcontractor: Any vendor, subcontractor or other Person that (i) is a Servicing Function Participant and (ii) is not responsible for the overall servicing of Mortgage Loans but performs one or more discrete functions identified in Item 1122(d) of Regulation AB with respect to Mortgage Loans under the direction or authority of any Servicer (or a Sub-Servicer of any Servicer), the Master Servicer, the Trustee, either Custodian or the Securities Administrator.

Subordinate Certificates:  The Pool 1 Subordinate Certificates and the Pool 2 Subordinate Certificates.

Subsequent Recoveries: With respect to any Distribution Date, with respect to a Liquidated Mortgage Loan that resulted in a Realized Loss in a prior calendar month, amounts received by the Securities Administrator from the Master Servicer or Servicer, specifically related to such Liquidated Mortgage Loan.

Substitution Amount: As defined in the second paragraph of Section 2.05(b).

Swap Account: The separate Eligible Account created and maintained by the Securities Administrator, on behalf of the Trustee, pursuant to Section 5.06.  Funds in the Swap Account shall be held in trust for the Trustee and the Certificateholders for the uses and purposes set forth in this Agreement.

Swap Agreement: The 1992 ISDA Master Agreement (Multicurrency-Cross Border) dated as of November 29, 2006 (together with the schedule thereto, the Master Agreement) between the Swap Provider and the Securities Administrator on behalf of the Swap Trust, an ISDA Credit Support Annex (Bilateral Form-New York Law) as of the same date, which supplements, forms part of, and is subject to the Master Agreement, and a confirmation of the same date, which supplements and forms part of the Master Agreement.

Swap Agreement Notional Amount: With respect to the Swap Agreement and any Distribution Date, the amount set forth in the table in Schedule B in the column entitled “Swap Agreement Notional Amount” for such Distribution Date.

Swap Business Days:  Any day other than a Saturday, a Sunday or a day on which banking or savings and loan institutions in the City of New York are authorized or obligated by law or executive order to be closed.

Swap Default: An Event of Default under the Swap Agreement, including, among others, the following standard events of default under the ISDA Master Agreement:

·

Failure to Pay or Deliver,

·

Bankruptcy (as defined in the Swap Agreement) and

·

Merger without Assumption (but only with respect to the Swap Provider), as described in Sections 5(a)(vii), 5(a)(viii) and 5(b)(iv) of the ISDA Master Agreement.

Swap Early Termination: The occurrence of an Early Termination Date under the Swap Agreement.

Swap LIBOR: A per annum rate equal to the floating rate payable by the Swap Provider under the Swap Agreement determined by taking into account the day count convention used to determine the amount of the payment required by the Swap Provider and expressing such rate as so determined on an actual/360 basis.

Swap Payment Date: Two Swap Business Days prior to the Distribution Date.

Swap Provider: JPMorgan Chase Bank, National Association.

Swap Provider Trigger Event: A Swap Termination Payment that is triggered upon: (i) an Event of Default under the Swap Agreement with respect to which the Swap Provider is a Defaulting Party (as defined in the Swap Agreement), (ii) a Termination Event under the Swap Agreement with respect to which the Swap Provider is the sole Affected Party (as defined in the Swap Agreement) or (iii) an Additional Termination Event under the Swap Agreement with respect to which the Swap Provider is the sole Affected Party.

Swap Termination Payment: The amount, if any, owed by the Swap Trust or the Swap Provider upon a Swap Early Termination.

Swap Trust: The trust established pursuant to Section 5.06(a).

Swap Trustee: The trustee of the Swap Trust, as established pursuant to Section 5.06(a).

Targeted Credit Enhancement Percentage: With respect to any Class of Certificates, the percentage set forth opposite such class in the table below:

Class	Targeted Credit Enhancement Percentage
Pool 1 Senior 1-M-1 1-M-2 1-M-3 1-M-4 1-M-5 1-B-1 1-B-2 Pool 2 Senior 2-M-1 2-M-2 2-B-1 2-B-2	12.00% 8.50% 7.00% 6.00% 5.00% 4.00% 2.50% 1.50% 11.50% 7.00% 4.00% 3.00% 2.00%

Tax Matters Person: With respect to each REMIC created hereby, the “tax matters person” as specified in the REMIC Provisions, which shall initially be the Holders of the related Residual Certificate.

Termination Event: As defined in the Swap Agreement.

Trust Fund: The corpus of the trust created pursuant to this Agreement, consisting of the Mortgage Loans and all interest and principal received thereon on or after the related Cut-off Date (other than Scheduled Payments due on or prior to the related Cut-off Date), the Depositor’s rights assigned to the Trustee under the Purchase and Servicing Agreements, the Purchase Agreements and the Servicing Agreements, as modified by the Acknowledgements, the Insurance Policies relating to the Mortgage Loans, the trust’s rights to receive payments under the Swap Agreement, all cash, instruments or property held or required to be held in the Custodial Accounts, the Distribution Account, property that secured a Mortgage Loan, the pledge, control and guaranty agreements.

Trustee: HSBC Bank USA, National Association, a national banking association, organized under the laws of the United States and any Person succeeding the Trustee hereunder, or if any successor trustee or any co-trustee shall be appointed as herein provided, then such successor trustee and such co-trustee, as the case may be.

Trustee Mortgage Files: as defined in Section 2.01(a).

UCC: The Uniform Commercial Code as enacted in the relevant jurisdiction.

Uncertificated Interest: Each of the 1-LT-R, 2-LT-R, and MT1-R Interests.  As used herein, 1-LT-R is the Uncertificated Interest related to Pool 1 and 2-LT-R is the Uncertificated Interest related to Pool 2.

Underwriter: J.P. Morgan Securities Inc.

Underwriter’s Exemption: The prohibited transaction exemption granted to the Underwriter, or its affiliate, and most recently amended and restated by PTE 2002-19, or any substantially similar administrative exemption granted by the U.S. Department of Labor to the Underwriter.

Underwriting Agreement: The Underwriting Agreement, dated November 28, 2006, among the Seller, the Depositor and the Underwriter.

Uniform Commercial Code: The Uniform Commercial Code as in effect in any applicable jurisdiction from time to time.

Unpaid Realized Loss Amount:  For any class of Senior, Mezzanine or Subordinate Certificates and Distribution Date, the Allocated Realized Loss Amount for such class  for such Distribution Date, less any additions to the Class Principal Amount pursuant to Section 5.03(c) on such Distribution Date.

Upper-Tier REMIC: As described in the Preliminary Statement.

Voting Interests: The portion of the voting rights of all the Certificates that is allocated to any Certificate for purposes of the voting provisions of this Agreement.  At all times during the term of this Agreement, 1.00% of all Voting Interests shall be allocated to the Class A-R Certificates and all other Classes of Certificates (other than the Class 1-CE, Class 2-CE, Class 1-P and Class 2-P Certificates) will be allocated 99.00% of all Voting Interests.  Voting Interests shall be allocated among such other Classes of Certificates (other than the Class 1-CE, Class 2-CE, Class 1-P and Class 2-P Certificates) based on the product of (i) 99.00% and (ii) the fraction, expressed as a percentage, the numerator of which is the aggregate Class Principal Amounts for each Class then outstanding and the denominator of which is the Class Principal Amounts of all Certificates outstanding.  Voting Interests shall be allocated among the Certificates within each such Class in proportion to their Certificate Principal Amounts or Percentage Interests.

Weichert:  Mortgage Access Corp., d/b/a Weichert Financial Services, or any successor in interest.

Weichert Mortgage Loan:  Each Mortgage Loan originated by Weichert and listed on the Mortgage Loan Schedule.

Weichert Purchase Agreement: Each agreement between the Seller and Weichert listed under the heading “Purchase Agreements” in Exhibit E hereto.

SECTION 1.02

Calculations Respecting Mortgage Loans.

Calculations required to be made pursuant to this Agreement with respect to any Mortgage Loan in the Trust Fund shall be made based upon current information as to the terms of the Mortgage Loans and reports of payments received from the Mortgagor on such Mortgage Loans and payments to be made to the Securities Administrator as supplied to the Securities Administrator by the Master Servicer or the related Servicer.  The Securities Administrator shall not be required to recompute, verify or recalculate the information supplied to it by the Master Servicer or a Servicer.

ARTICLE II

DECLARATION OF TRUST;
ISSUANCE OF CERTIFICATES

SECTION 2.01

Creation and Declaration of Trust Fund; Conveyance of Mortgage Loans.

(a)

Concurrently with the execution and delivery of this Agreement, the Depositor does hereby transfer, assign, set over, deposit with and otherwise convey to the Trustee, without recourse, subject to Sections 2.02 and 2.05, in trust, all the right, title and interest of the Depositor in and to the Trust Fund.  Such conveyance includes, without limitation: (i) the Mortgage Loans, including the right to all payments of principal and interest received on or with respect to the Mortgage Loans on and after the Cut-off Date (other than Scheduled Payments due on or before such date), and all such payments due after such date but received prior to such date and intended by the related Mortgagors to be applied after such date; (ii) all of the Depositor’s right, title and interest in and to all amounts from time to time credited to and the proceeds of the Distribution Account, any Custodial Accounts or any Escrow Account established with respect to the Mortgage Loans; (iii) all of the rights of the Depositor as assignee of the Seller with respect to the Seller’s rights under the Purchase and Servicing Agreement, the Servicing Agreements and the Purchase Agreements pursuant to the Acknowledgements; (iv) all of the Depositor’s right, title or interest in REO Property and the proceeds thereof; (v) all of the Depositor’s rights under any Insurance Policies related to the Mortgage Loans; and (vi)  if applicable, the Depositor’s security interest in any collateral pledged to secure the Mortgage Loans, including the Mortgaged Properties, including, but not limited to, the pledge, control and guaranty agreements and the Limited Purpose Surety Bond to have and to hold, in trust; and the Trustee declares that, subject to the review provided for in Section 2.02, it has received and shall hold the Trust Fund, as trustee, in trust, for the benefit and use of the Holders of the Certificates and the Swap Provider and for the purposes and subject to the terms and conditions set forth in this Agreement, and, concurrently with such receipt, has caused to be executed, authenticated and delivered to or upon the order of the Depositor, in exchange for the Trust Fund, Certificates in the authorized denominations evidencing the entire ownership of the Trust Fund.

The foregoing sale, transfer, assignment, set-over, deposit and conveyance does not and is not intended to result in the creation or assumption by the Trustee of any obligation of the Depositor, the Seller or any other Person in connection with the Mortgage Loans or any other agreement or instrument relating thereto except as specifically set forth therein.

In connection with such transfer and assignment of the Mortgage Loans, the applicable Custodian acting on the Trustee’s behalf, will continue to hold the documents or instruments listed below with respect to each Mortgage Loan (each, a “Trustee Mortgage File”) so transferred and assigned.

The Trustee shall be under no duty or obligation to inspect, review or examine said documents, instruments, certificates or other papers to determine that the same are genuine, enforceable or appropriate for the represented purpose or that they have actually been recorded in the real estate records or that they are other than what they purport to be on their face.

On the Closing Date, each Custodian shall deliver to the Trustee, the Securities Administrator and the Depositor, a certification (“Custodian Certification”) substantially in the form attached hereto as Exhibit L certifying that, pursuant to each related Custodial Agreement, the applicable Originator delivered and released to such Custodian, subject to and in accordance with the relevant section of each related Purchase and Servicing Agreement, Purchase Agreement or Custodial Agreement, the following documents pertaining to each of the Mortgage Loans identified in the Mortgage Loan Schedule (provided, however, that neither Custodian shall be required nor does it intend to re-examine the contents of the Trustee Mortgage File for any of the Mortgage Loans in connection with entering into this Agreement or providing the Custodian Certification required pursuant to this Section 2.01):

(i)

with respect to each Mortgage Loan, the original Mortgage Note endorsed without recourse in proper form to the order of the Trustee, or in blank (in each case, with all necessary intervening endorsements, as applicable);

(ii)

with respect to each Mortgage Loan (other than a Cooperative Loan) that is not a MERS Mortgage Loan, the original Mortgage with evidence of recording thereon or a recorded copy and in the case of the each MERS Mortgage Loan, the original Mortgage, noting the presence of the MIN of the Mortgage Loans and either language indicating that the Mortgage Loan is a MOM Loan if the Mortgage Loan is a MOM Loan or if the Mortgage Loan was not a MOM Loan at origination, the original Mortgage and the assignment thereof to MERS, with evidence of recording indicated thereon; or if the original Mortgage assignment has not yet been returned from the recording office, a copy of such Mortgage certified by the applicable Originator to be a true copy of the original of the Mortgage which has been sent for recording in the appropriate jurisdiction in which the Mortgaged Property is located;

(iii)

with respect to each Mortgage Loan (other than a Cooperative Loan) that is not a MERS Mortgage Loan, the Assignment of Mortgage in form and substance acceptable for recording in the relevant jurisdiction, such assignment being either (A) in blank, without recourse, or (B) endorsed to “HSBC Bank USA, National Association, as Trustee of J.P. Morgan Alternative Loan Trust 2006-A7, Mortgage Pass-Through Certificates, without recourse”;

(iv)

with respect to each Mortgage Loan (other than a Cooperative Loan) that is not a MERS Mortgage Loan, the originals of all intervening assignments of the Mortgage, if any, with evidence of recording thereon or a recorded copy, or if the original intervening assignment has not yet been returned from the recording office, a copy of such assignment certified by the applicable Originator to be a true copy of the original of the assignment which has been sent for recording in the appropriate jurisdiction in which the Mortgaged Property is located;

(v)

with respect to each Mortgage Loan (other than a Cooperative Loan), the originals of all assumption, modification, consolidation or extension agreements, if any, with evidence of recording thereon; or if the original assumption, modification, consolidation or extension agreements has not yet been returned from the recording office, a copy of such documents certified by the applicable Originator to be a true copy of the original of the Mortgage which has been sent for recording in the appropriate jurisdiction in which the Mortgaged Property is located;

(vi)

if applicable, with respect to each Mortgage Loan (other than a Cooperative Loan), the original policy of title insurance (or a true copy thereof) with respect to any such Mortgage Loan, or, if such policy has not yet been delivered by the insurer, the title commitment or title binder to issue same;

(vii)

if applicable, with respect to each Mortgage Loan (other than a Cooperative Loan), a copy of the power of attorney and guaranty agreement with respect to such Mortgage Loan;

(viii)

if applicable, the original or certified copy of the certificates evidencing ownership of the Cooperative Shares issued by the Cooperative Corporation and related assignment of such certificates or an assignment of such Cooperative Shares, in blank, executed by the Mortgagor with such signature guaranteed;

(ix)

with respect to each Mortgage Loan which constitutes a Cooperative Loan:

(1)

the original of any security agreement or similar document executed in connection with the Cooperative Loan;

(2)

the original Recognition Agreement;

(3)

UCC-1 financing statements with recording information thereon from the appropriate governmental recording offices if necessary to perfect the security interest of the Cooperative Loan under the Uniform Commercial Code in the jurisdiction in which the Cooperative Property is located, accompanied by UCC-3 financing statements executed in blank for recordation of the change in the secured party thereunder;

(4)

the original Proprietary Lease, the Assignment of Proprietary Lease and the original stock certificate executed by the Mortgagor in blank or if the Proprietary Lease has been assigned by the Mortgagor to the Seller, then the Seller must execute an assignment of the Assignment of Proprietary Lease in blank; and

(5)

any other document or instruments required to be delivered under the related Custodial Agreement.

In addition, in connection with the assignment of any MERS Mortgage Loan, it is understood that the related Originator will cause the MERS® System to indicate that such Mortgage Loans have been assigned by the related Originator to the Trustee in accordance with this Agreement for the benefit of the Certificateholders by including (or deleting, in the case of Mortgage Loans which are repurchased in accordance with this Agreement) in such computer files the information required by the MERS® System to identify the series of Certificates issued in connection with such Mortgage Loans.  It is further understood that the related Originator will not, and the Servicer hereby agrees that it will not, alter the information referenced in this paragraph with respect to any Mortgage Loan during the term of this Agreement unless and until such Mortgage Loan is repurchased in accordance with the terms of this Agreement.

(b)

[Reserved].

(c)

In instances where a title insurance policy is required to be delivered to the Trustee or the applicable Custodian on behalf of the Trustee and is not so delivered, the Depositor will provide a copy of such title insurance policy to the Trustee, or to the applicable Custodian on behalf of the Trustee, as promptly as practicable after the execution and delivery hereof, but in any case within 180 days of the Closing Date.

(d)

For Mortgage Loans (if any) that have been prepaid in full after the Cut-off Date and prior to the Closing Date, the Depositor, in lieu of delivering the above documents, herewith delivers to the Trustee, or to the applicable Custodian on behalf of the Trustee, an Officer’s Certificate which shall include a statement to the effect that all amounts received in connection with such prepayment that are required to be deposited in the Distribution Account pursuant to Section 4.01 have been so deposited.  All original documents that are not delivered to the Trustee or the applicable Custodian on behalf of the Trustee shall be held by the related Servicer in trust for the benefit of the Trustee and the Certificateholders.

(e)

The Depositor and the Trustee hereto agree and understand that it is not intended that any Mortgage Loan be included in the Trust Fund that is (i) a “High-Cost Home Loan” as defined in the New Jersey Home Ownership Act effective November 27, 2003, (ii) a “High-Cost Home Loan” as defined in the New Mexico Home Loan Protection Act effective January 1, 2004, (iii) a “High Cost Home Mortgage Loan” as defined in the Massachusetts Predatory Home Loan Practices Act effective November 7, 2004, (iv) a  “high risk home loan” under the Illinois High Risk Home Loan Act, effective as of January 1, 2004, or (v) a “high-cost home loan” under the Indiana High Cost Home Loan Law, effective January 1, 2005.   The Trustee shall be entitled to indemnification from the Depositor and the Trust Fund for any loss, liability or expense arising out of, or in connection with, the provisions of this Section 2.01(e), including, without limitation, all costs, liabilities and expenses (including reasonable legal fees and expenses) of investigating and defending itself against any claim, action or proceeding, pending or threatened, relating to such provisions.

SECTION 2.02

Acceptance of Trust Fund by Trustee; Review of Documentation for Trust Fund.

(a)

The Trustee, by execution and delivery hereof, acknowledges receipt by it or by the applicable Custodian on its behalf of the Trustee Mortgage Files pertaining to the Mortgage Loans listed on the Mortgage Loan Schedule.

(b)

With respect to the Mortgage Loans, in the event there exist exceptions noted on the related Custodian Certification (substantially in the form of Exhibit L), not later than 270 days after the Closing Date, the applicable Custodian shall deliver to the Trustee, the Securities Administrator and the Depositor a further certification with any applicable exceptions noted thereon.

(c)

Nothing in this Agreement shall be construed to constitute an assumption by the Trust Fund, the Securities Administrator, the Trustee, any Custodian or the Certificateholders of any unsatisfied duty, claim or other liability on any Mortgage Loan or to any Mortgagor.

(d)

Each of the parties hereto acknowledges that (i) each of the Custodians has performed the applicable review of the Mortgage Loans and has delivered a Custodian Certification as provided herein and in the Custodial Agreements on the Closing Date and (ii) thereafter, if applicable, the related Custodian shall perform the applicable review of the Mortgage Loans and deliver the further certifications as provided herein and in the applicable Custodial Agreements.

(e)

Upon execution of this Agreement, the Depositor hereby delivers to the Trustee and the Trustee acknowledges receipt of the Acknowledgements, together with the related Purchase and Servicing Agreements and Servicing Agreements.

SECTION 2.03

Representations and Warranties of the Depositor.

(a)

The Depositor hereby represents and warrants to the Trustee, for the benefit of the Certificateholders, and to the Servicer, the Master Servicer, the Securities Administrator and the Swap Provider as of the Closing Date or such other date as is specified, that:

(i)

the Depositor is a corporation duly organized, validly existing and in good standing under the laws governing its creation and existence and has full corporate power and authority to own its property, to carry on its business as presently conducted, to enter into and perform its obligations under this Agreement, and to create the trust pursuant hereto;

(ii)

the execution and delivery by the Depositor of this Agreement have been duly authorized by all necessary corporate action on the part of the Depositor; neither the execution and delivery of this Agreement, nor the consummation of the transactions herein contemplated, nor compliance with the provisions hereof, will conflict with or result in a breach of, or constitute a default under, any of the provisions of any law, governmental rule, regulation, judgment, decree or order binding on the Depositor or its properties or the certificate of incorporation or bylaws of the Depositor;

(iii)

the execution, delivery and performance by the Depositor of this Agreement and the consummation of the transactions contemplated hereby do not require the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of, any state, federal or other governmental authority or agency, except such as has been obtained, given, effected or taken prior to the date hereof;

(iv)

this Agreement has been duly executed and delivered by the Depositor and, assuming due authorization, execution and delivery by the Trustee, the Master Servicer and the Securities Administrator, constitutes a valid and binding obligation of the Depositor enforceable against it in accordance with its terms except as such enforceability may be subject to (A) applicable bankruptcy and insolvency laws and other similar laws affecting the enforcement of the rights of creditors generally and (B) general principles of equity regardless of whether such enforcement is considered in a proceeding in equity or at law;

(v)

there are no actions, suits or proceedings pending or, to the knowledge of the Depositor, threatened or likely to be asserted against or affecting the Depositor, before or by any court, administrative agency, arbitrator or governmental body (A) with respect to any of the transactions contemplated by this Agreement or (B) with respect to any other matter which in the judgment of the Depositor will be determined adversely to the Depositor and will if determined adversely to the Depositor materially and adversely affect it or its business, assets, operations or condition, financial or otherwise, or adversely affect its ability to perform its obligations under this Agreement;

(vi)

immediately prior to the transfer and assignment of the Mortgage Loans to the Trustee, the Depositor was the sole owner of record and holder of each Mortgage Loan, and the Depositor had good and marketable title thereto, and had full right to transfer and sell each Mortgage Loan to the Trustee free and clear, subject only to (1) liens of current real property taxes and assessments not yet due and payable and, if the related Mortgaged Property is a condominium unit, any lien for common charges permitted by statute, (2) covenants, conditions and restrictions, rights of way, easements and other matters of public record as of the date of recording of such Mortgage acceptable to mortgage lending institutions in the area in which the related Mortgaged Property is located and specifically referred to in the lender’s title insurance policy or attorney’s opinion of title and abstract of title delivered to the originator of such Mortgage Loan, and (3) such other matters to which like properties are commonly subject which do not, individually or in the aggregate, materially interfere with the benefits of the security intended to be provided by the Mortgage, of any encumbrance, equity, participation interest, lien, pledge, charge, claim or security interest, and had full right and authority, subject to no interest or participation of, or agreement with, any other party, to sell and assign each Mortgage Loan pursuant to this Agreement;

(vii)

This Agreement creates a valid and continuing security interest (as defined in the applicable Uniform Commercial Code (the “UCC”), in the Mortgage Loans in favor of the Trustee, which security interest is prior to all other liens, and is enforceable as such against creditors of and purchasers from the Depositor;

(viii)

The Mortgage Loans constitute “instruments” within the meaning of the applicable UCC;

(ix)

Other than the security interest granted to the Trustee pursuant to this Agreement, the Depositor has not pledged, assigned, sold, granted a security interest in, or otherwise conveyed any of the Mortgage Loans.  The Depositor has not authorized the filing of and is not aware of any financing statement against the Depositor that includes a description of the collateral covering the Mortgage Loans other than a financing statement relating to the security interest granted to the Trustee hereunder or that has been terminated.  The Depositor is not aware of any judgment or tax lien filings against the Depositor;

(x)

None of the Mortgage Loans have any marks or notations indicating that such Mortgage Loans have been pledged, assigned or otherwise conveyed to any Person other than the Trustee; and

(xi)

The Depositor has received all consents and approvals required by the terms of the Mortgage Loans to convey the Mortgage Loans hereunder to the Trustee.

The foregoing representations made in this Section 2.03 shall survive the termination of this Agreement and shall not be waived by any party hereto

SECTION 2.04

Representations and Warranties as to the Mortgage Loans.

(a)

Representations and Warranties of the Depositor as to the Mortgage Loans.

The Depositor hereby represents and warrants to the Trustee with respect to the Mortgage Loans or each Mortgage Loan, as the case may be, as of the date hereof or such other date set forth herein that as of the Closing Date:

(i)

Immediately prior to the transfer and assignment contemplated herein, the Depositor was the sole owner and holder of the Mortgage Loans.  The Mortgage Loans were not assigned or pledged by the Depositor and the Depositor had good and marketable title thereto, and the Depositor had full right to transfer and sell the Mortgage Loans to the Trustee free and clear of any encumbrance, participation interest, lien, equity, pledge, claim or security interest and had full right and authority subject to no interest or participation in, or agreement with any other party to sell or otherwise transfer the Mortgage Loans.

(ii)

As of the Closing Date, the Depositor has transferred all right, title and interest in the Mortgage Loans to the Trustee on behalf of the Trust.

(iii)

As of the Closing Date, the Depositor has not transferred the Mortgage Loans to the Trustee on behalf of the Trust with any intent to hinder, delay or defraud an of its creditors.

It is understood and agreed that the representations and warranties set forth in this Section 2.04 shall survive delivery of the respective Mortgage Files to the Trustee or either Custodian and shall inure to the benefit of the Trustee, notwithstanding any restrictive or qualified endorsement or assignment.

SECTION 2.05

Discovery of Breach; Repurchase or Substitution of Mortgage Loans; Representations and Warranties of Seller as to the Mortgage Loans.

(a)

Upon discovery by the Depositor, the Seller or the related Originator or receipt of written notice of any materially defective document in, or, following the date of delivery to the Trustee of either of the Custodians’ certifications as required under the related Custodial Agreements, that a document is missing from, a Trustee Mortgage File, or discovery by the Trustee, the Securities Administrator, the Depositor, the Seller or the related Originator of the breach by such Originator or Seller of any representation or warranty under the related Purchase and Servicing Agreement or Purchase Agreement, as applicable, as modified by the Acknowledgement, in the case of the Originator, or under this Agreement, in the case of the Seller, in respect of any Mortgage Loan which materially adversely affects the value of that Mortgage Loan or the interest therein of the Certificateholders (a “Defective Mortgage Loan”) (each of the Depositor, the Seller and the related Originator hereby agreeing to give written notice thereof to the Trustee, the Securities Administrator and the other of such parties), the Securities Administrator, or its designee, shall promptly notify the Depositor, the Trustee and the Seller or the related Originator, as applicable, in writing of such defective or missing document or breach and request that the Seller or related Originator deliver such missing document or cure or cause the cure of such defect or breach within a period of time specified in the related Purchase and Servicing Agreement or Purchase Agreement, as applicable, and if the Trustee receives written notice that the Seller or related Originator, as applicable, has not delivered such missing document or cured such defect or breach in all material respects during such period, the Trustee, on behalf of the Trust, shall enforce the obligations of the related Originator under the related Purchase and Servicing Agreement or Purchase Agreement, as applicable, as modified by the Acknowledgement, or, to the extent that the related Originator fails to cure such defect or breach, the Seller under this Agreement, and shall cause the related Originator or the Seller, as the case may be, to repurchase that Mortgage Loan from the Trust Fund at the Purchase Price on or prior to the Determination Date following the expiration of such specified period (subject to Section 2.05(b) below); provided, however, that, in connection with any such breach that could not reasonably have been cured within such specified period (unless permitted a greater period of time to cure under the related Purchase and Servicing Agreement or Purchase Agreement, as applicable), subject to Section 2.05(c) below, if the related Originator or the Seller, as applicable, shall have commenced to cure such breach within such specified period, the related Originator or the Seller shall be permitted to proceed thereafter diligently and expeditiously to cure the same within such additional time as is reasonably determined by the Trustee to cure such breach.  To the extent that any costs and damages are incurred by the Trust Fund as a result of any violation of any applicable federal, state, or local predatory or abusive lending law arising from or in connection with the origination of any Mortgage Loan repurchased by the related Originator or the Seller, such costs and damages shall be included in the Purchase Price of such repurchased Mortgage Loan and shall be borne by the Seller.  The Purchase Price for the repurchased Mortgage Loan shall be deposited in the related Distribution Account, and the Trustee, or its designee, upon receipt of written certification from the Securities Administrator of such deposit, shall release or cause the related Custodian to release to the related Originator or the Seller, as applicable, the related Trustee Mortgage File and shall execute and deliver such instruments of transfer or assignment, in each case without recourse, representation or warranties, as either party shall furnish to it and as shall be necessary to vest in such party any Mortgage Loan released pursuant hereto and the Trustee, or its designee, shall have no further responsibility with regard to such Trustee Mortgage File (it being understood that the Trustee shall have no responsibility for determining the sufficiency of such assignment for its intended purpose).  If pursuant to the foregoing provisions the related Originator or the Seller repurchases a Mortgage Loan that is a MERS Mortgage Loan, the related Servicer shall cause MERS to designate on the MERS® System the related Originator or the Seller, as applicable, as the beneficial holder of such Mortgage Loan.

In lieu of repurchasing any such Mortgage Loan as provided above, either party may cause such Mortgage Loan to be removed from the Trust Fund (in which case it shall become a Deleted Mortgage Loan) and substitute one or more Replacement Mortgage Loans in the manner and subject to the limitations set forth in Section 2.05(b) below.  It is understood and agreed that the obligations of the Originators and the Seller to cure or to repurchase (or to substitute for) any related Mortgage Loan as to which a document is missing, a material defect in a constituent document exists or as to which such a breach has occurred and is continuing shall constitute the sole remedy against the such party respecting such omission, defect or breach available to the Trustee on behalf of the Certificateholders.

(b)

Any substitution of Replacement Mortgage Loans for Deleted Mortgage Loans made pursuant to Section 2.05(a) above must be effected prior to the last Business Day that is within two years after the Closing Date.  As to any Deleted Mortgage Loan for which the related Originator or the Seller substitutes a Replacement Mortgage Loan or Loans, such substitution shall be effected by delivering to the related Custodian, on behalf of the Trustee, for such Replacement Mortgage Loan or Loans, the Mortgage Note, the Mortgage, the Assignment to the Trustee, and such other documents and agreements, with all necessary endorsements thereon, together with an Officers’ Certificate stating that each such Replacement Mortgage Loan satisfies the definition thereof and specifying the Substitution Amount (as described below), if any, in connection with such substitution.  Monthly Payments due with respect to Replacement Mortgage Loans in the month of substitution shall not be included as part of the Trust Fund and shall be retained by the related Originator or the Seller, as applicable.  For the month of substitution, distributions to the Certificateholders shall reflect the collections and recoveries in respect of such Deleted Mortgage in the Due Period preceding the month of substitution and the related Originator or the Seller, as applicable, shall thereafter be entitled to retain all amounts subsequently received in respect of such Deleted Mortgage Loan.  Upon such substitution, such Replacement Mortgage Loan shall constitute part of the Trust Fund and shall be subject in all respects to the terms of this Agreement and the related Purchase and Servicing Agreement or Purchase Agreement, as applicable, as modified by the related Acknowledgement, including all representations and warranties thereof included in such Purchase and Servicing Agreement or Purchase Agreement, as applicable, as modified by the Acknowledgement, in each case as of the date of substitution.

For any month in which an Originator or the Seller substitutes one or more Replacement Mortgage Loans for one or more Deleted Mortgage Loans, the related Servicer shall determine the excess (each, a “Substitution Amount”), if any, by which the aggregate Purchase Price of all such Deleted Mortgage Loans exceeds the aggregate Stated Principal Balance of the Replacement Mortgage Loans replacing such Deleted Mortgage Loans, together with one month’s interest on such excess amount at the applicable Net Mortgage Rate.  On the date of such substitution, the related Originator or Seller, as applicable, shall deliver or cause to be delivered to the related Servicer for deposit in the related Custodial Account an amount equal to the related Substitution Amount, if any, and the applicable Custodian, on behalf of the Trustee, upon receipt of the related Replacement Mortgage Loan or Loans and certification by such Servicer of such deposit, shall release to the related Originator or the Seller, as applicable, the related Trustee Mortgage File or Files and shall execute and deliver such instruments of transfer or assignment, in each case without recourse, representation or warranty as the related Originator or Seller shall deliver to it and as shall be necessary to vest therein any Deleted Mortgage Loan released pursuant hereto.

In addition, the related Originator or the Seller, as applicable, shall obtain at its own expense and deliver to the Trustee and the Securities Administrator an Opinion of Counsel to the effect that such substitution (either specifically or as a class of transactions) shall not cause an Adverse REMIC Event.  If such Opinion of Counsel can not be delivered, then such substitution may only be effected at such time as the required Opinion of Counsel can be given.

(c)

Upon discovery by the related Originator, the Seller, the Depositor or the Trustee that any Mortgage Loan does not constitute a “qualified mortgage” within the meaning of Section 860G(a)(3) of the Code, the party discovering such fact shall within two (2) Business Days give written notice thereof to the other parties.  In connection therewith, the applicable party shall repurchase or, subject to the limitations set forth in Section 2.05(b), substitute one or more Replacement Mortgage Loans for the affected Mortgage Loan within 90 days of the earlier of discovery or receipt of such notice with respect to such affected Mortgage Loan.  Any such repurchase or substitution shall be made in the same manner as set forth in Section 2.05(a) above.  The Trustee shall re-convey to the related Originator or the Seller, as applicable, the Mortgage Loan to be released pursuant hereto in the same manner, and on the same terms and conditions, as it would a Mortgage Loan repurchased for breach of a representation or warranty.

(d)

Representations and Warranties of the Seller as to the Mortgage Loans.

The Seller hereby represents and warrants to the Trustee:

(i)

The representations and warranties of JPMCB with respect to the Chase Originators Mortgage Loans in the JPMCB Purchase and Servicing Agreement, which has been assigned to the Trustee, were made as of the applicable Bring-Down Date, as specified in the related Purchase and Servicing Agreement.  With respect to the Chase Originators Mortgage Loans and the period from such Bring-Down Date to and including the Closing Date, the Seller hereby makes the representations and warranties contained in Section 3.02 of the JPMCB Purchase and Servicing Agreement with respect to each of the Chase Originators Mortgage Loans to and for the benefit of the Depositor, the Trustee and the Trust Fund.

(ii)

The representations and warranties of PHH with respect to the PHH Mortgage Loans in the PHH Purchase and Servicing Agreement, which has been assigned to the Trustee, were made as of the applicable Bring-Down Date, as specified in the PHH Purchase and Servicing Agreement.  With respect to the PHH Mortgage Loans and the period from such Bring-Down Date to and including the Closing Date, the Seller hereby makes the representations and warranties contained in clauses (4), (20), (21), (25), (31) and (57) of Section 3.03 of the PHH Purchase and Servicing Agreement with respect to each of the PHH Mortgage Loans to and for the benefit of the Depositor, the Trustee and the Trust Fund.

(iii)

The representations and warranties of GreenPoint with respect to the GreenPoint Mortgage Loans in the GreenPoint Purchase and Servicing Agreement dated November 1, 2004, which has been assigned to the Trustee, were made as of the applicable Bring-Down Date, as specified in the GreenPoint Purchase and Servicing Agreement.  With respect to the GreenPoint Mortgage Loans and the period from such Bring-Down Date to and including the Closing Date, the Seller hereby makes the representations and warranties contained in Section 7.01 of the GreenPoint Purchase and Servicing Agreement with respect to each of the GreenPoint Mortgage Loans to and for the benefit of the Depositor, the Trustee and the Trust Fund.

(iv)

The representations and warranties of GreenPoint with respect to the GreenPoint Mortgage Loans in the GreenPoint Purchase and Servicing Agreement dated August 1, 2005, which has been assigned to the Trustee, were made as of the applicable Bring-Down Date, as specified in the GreenPoint Purchase and Servicing Agreement.  With respect to the GreenPoint Mortgage Loans and the period from such Bring-Down Date to and including the Closing Date, the Seller hereby makes the representations and warranties contained in Section 7.01 of the GreenPoint Purchase and Servicing Agreement with respect to each of the GreenPoint Mortgage Loans to and for the benefit of the Depositor, the Trustee and the Trust Fund.

(v)

The representations and warranties of CTX with respect to the CTX Mortgage Loans in the CTX Purchase and Servicing Agreement, which have been assigned to the Trustee hereunder, were made as of the applicable Bring-Down Date, as specified in the CTX Purchase and Servicing Agreement.  With respect to the CTX Mortgage Loans and the period from such Bring-Down Date to and including the Closing Date, the Seller hereby makes the representations and warranties contained in clauses (a), (b), (c), (d), (e), (g), (h), (i), (k), (l), (n), (o), (p), (q), (t) (u), (w), (x), (aa), (cc), (ee), (gg), (hh), (jj), (kk), (mm), (nn), (oo), (pp), (rr), (vv), (bbb), (ccc), (ddd), (eee), (fff), (ggg), (hhh), (iii) and (jjj) of Section 7.01 of the CTX Purchase and Servicing Agreement with respect to each of the CTX Mortgage Loans to and for the benefit of the Depositor, the Trustee and the Trust Fund.

(vi)

The representations and warranties of Weichert with respect to the Weichert Mortgage Loans in the Weichert Purchase Agreement, which have been assigned to the Trustee hereunder, were made as of the applicable Bring-Down Date.  With respect to the Weichert Mortgage Loans and the period from the applicable Bring-Down Date to and including the Closing Date, the Seller hereby makes the representations and warranties contained in Section 7.01 of the Weichert Purchase Agreement with respect to each of the Weichert Mortgage Loans to and for the benefit of the Depositor, the Trustee and the Trust Fund.

(vii)

The representations and warranties of Countrywide with respect to the Countrywide Mortgage Loans in the Countrywide Purchase and Servicing Agreement, which has been assigned to the Trustee, were made as of the applicable Bring-Down Date, as specified in the related Purchase and Servicing Agreement.  With respect to the Countrywide Mortgage Loans and the period from such Bring-Down Date to and including the Closing Date, the Seller hereby makes the representations and warranties contained in Section 3.02 of the Countrywide Purchase and Servicing Agreement with respect to each of the Countrywide Mortgage Loans to and for the benefit of the Depositor, the Trustee and the Trust Fund.

(viii)

The representations and warranties of Flagstar with respect to the Flagstar Mortgage Loans in the Flagstar Purchase and Servicing Agreement, which has been assigned to the Trustee, were made as of the applicable Bring-Down Date, as specified in the related Purchase and Servicing Agreement.  With respect to the Flagstar Mortgage Loans and the period from such Bring-Down Date to and including the Closing Date, the Seller hereby makes the representations and warranties contained in Section 7.01 of the Flagstar Purchase and Servicing Agreement with respect to each of the Flagstar Mortgage Loans to and for the benefit of the Depositor, the Trustee and the Trust Fund, with the exception of the representations and warranties set forth in Section 7.01(n), (p), (x) and (mm).

(ix)

The representations and warranties of Fifth Third with respect to the Fifth Third Mortgage Loans in the Fifth Third Purchase and Servicing Agreement, which have been assigned to the Trustee hereunder, were made as of the applicable Bring-Down Date.  With respect to the Fifth Third Mortgage Loans and the period from the applicable Bring-Down Date to and including the Closing Date, the Seller hereby makes the representations and warranties contained in Section 7.01 of the Fifth Third Purchase and Servicing Agreement with respect to each of the Fifth Third Mortgage Loans to and for the benefit of the Depositor, the Trustee and the Trust Fund.

(x)

The Seller hereby represents and warrants that, as of the Closing Date, (i) no Mortgage Loan is subject to the Home Ownership and Equity Protection Act of 1994 or any applicable, similar federal, state or local statutes or regulations related to “high cost” mortgage loans or “predatory,” “high cost,” “threshold” or “covered” lending (as such terms are defined in the applicable statute or regulation); (ii) no Mortgage Loan is (w) a “High-Cost Home Loan” as defined in the New Jersey Home Ownership Act effective November 27, 2003, (x) a “High-Cost Home Loan” as defined in the New Mexico Home Loan Protection Act effective January 1, 2004, (y) a “High Cost Loan” or “Covered Loan” (as such terms are defined in the current S&P’s LEVELS® Glossary), or (z) governed by the Georgia Fair Lending Act, if such Mortgage Loan was originated on or after October 1, 2002 through March 6, 2003, (iii) each Mortgage Loan at origination complied in all material respects with applicable local, state and federal laws, including, but not limited to, applicable anti-predatory and abusive lending laws, and (iv) each Mortgage Loan is a “qualified mortgage” within the meaning of 860G(a)(3) of the Code.

(xi)

The Seller agrees to comply with the provisions of Section 2.05 in respect of a breach of any of such representations and warranties.

SECTION 2.06

Grant Clause.

(a)

It is intended that the conveyance of the Depositor’s right, title and interest in and to property constituting the Trust Fund pursuant to this Agreement shall constitute, and shall be construed as, a sale of such property and not a grant of a security interest to secure a loan.  However, if such conveyance is deemed to be in respect of a loan, it is intended that: (1) the rights and obligations of the parties shall be established pursuant to the terms of this Agreement; (2) the Depositor hereby grants to the Trustee for the benefit of the Holders of the Certificates a first priority security interest in all of the Depositor’s right, title and interest in, to and under, whether now owned or hereafter acquired, the Trust Fund and all proceeds of any and all property constituting the Trust Fund to secure payment of the Certificates; and (3) this Agreement shall constitute a security agreement under applicable law.  If such conveyance is deemed to be in respect of a loan and the trust created by this Agreement terminates prior to the satisfaction of the claims of any Person holding any Certificate, the security interest created hereby shall continue in full force and effect and the Trustee shall be deemed to be the collateral agent for the benefit of such Person, and all proceeds shall be distributed as herein provided.

(b)

The Depositor shall, to the extent consistent with this Agreement, take such reasonable actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans and the other property described above, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement.  The Depositor will, at its own expense, make all initial filings on or about the Closing Date and shall forward a copy of such filing or filings to the Trustee and the Securities Administrator.  Without limiting the generality of the foregoing, the Depositor shall prepare and forward for filing, or shall cause to be forwarded for filing, at the expense of the Depositor, all filings necessary to maintain the effectiveness of any original filings necessary under the relevant UCC to perfect the Trustee’s security interest in or lien on the Mortgage Loans, including without limitation (x) continuation statements, and (y) such other statements as may be occasioned by (1) any change of name of an Originator, the Depositor or the Trustee, (2) any change of location of the place of business or the chief executive office of the Seller or the Depositor, (3) any transfer of any interest of an Originator or the Depositor in any Mortgage Loan or (4) any change under the relevant UCC or other applicable laws.  Neither the Originators nor the Depositor shall organize under the law of any jurisdiction other than the State under which each is organized as of the Closing Date (whether changing its jurisdiction of organization or organizing under an additional jurisdiction) without giving 30 days prior written notice of such action to its immediate and intermediate transferee, including the Trustee.  Before effecting such change, any Originator or the Depositor proposing to change its jurisdiction of organization shall prepare and file in the appropriate filing office any financing statements or other statements necessary to continue the perfection of the interests of its immediate and mediate transferees, including the Trustee, in the Mortgage Loans.  In connection with the transactions contemplated by this Agreement, each of the Originators and the Depositor authorizes its immediate or mediate transferee to file in any filing office any initial financing statements, any amendments to financing statements, any continuation statements, or any other statements or filings described in this paragraph (b), it being understood that such immediate or mediate transferees are under no obligation to make such filings.

SECTION 2.07

Swap Agreement.

The Depositor hereby directs the Securities Administrator to execute and deliver on behalf of the Swap Trust the Swap Agreement and authorizes the Securities Administrator to perform its obligations thereunder on behalf of the Swap Trust in accordance with the terms of the Swap Agreement.  The Depositor hereby authorizes and directs the Securities Administrator to ratify on behalf of the Swap Trust, as the Swap Trust’s own actions, the terms agreed to by the Depositor in relation to the Swap Agreement, as reflected in the Swap Agreement, and the Securities Administrator hereby so ratifies the Swap Agreement.  Solely in its capacity as Swap Trustee and not in its individual capacity, the Swap Trustee shall have no responsibility for the contents of such Swap Agreement, including, without limitation, the representations and warranties contained therein.  Notwithstanding anything to the contrary contained herein or in the Swap Agreement, neither the Swap Trustee nor the Securities Administrator shall be required to make any payments from its own funds to the Swap Provider.  If based upon a notice from the valuation agent pursuant to section 4(c) of the credit support annex, the Securities Administrator determines that a delivery amount exists, then the Securities Administrator shall demand such amount pursuant to section 3(a) of the credit support annex.  The Securities Administrator shall amend the Swap Agreement in accordance with its terms and as requested in writing by a party to the Swap Agreement to cure any ambiguity in or correct or supplement any provision of, the Swap Agreement; provided, however, that any such amendment will not have a material adverse effect to a Certificateholder as evidenced by a written confirmation from each Rating Agency that such amendment would not result in the reduction or withdrawal of the then current ratings of any outstanding Class of Certificates.  The Swap Agreement shall not be part of any REMIC.  The Swap Provider is the calculation agent under the Swap Agreement and shall calculate all amounts pursuant to the Swap Agreement and notify the Securities Administrator of all such amounts.

(a)

The Depositor hereby directs the Securities Administrator to execute, deliver and perform its obligations under the Swap Agreement on the Closing Date and thereafter on behalf of the Holders of the Pool 1 Certificates.  The Seller, the Depositor, the Servicer and the Holders of the Pool 1 Certificates by their acceptance of such Certificates acknowledge and agree that the Securities Administrator shall execute, deliver and perform its obligations under the Swap Agreement and shall do so solely in its capacity as Securities Administrator as trustee of the Swap Trust and not in its individual capacity.

(b)

The Depositor hereby instructs the Securities Administrator to make any and all demands for Eligible Collateral (as defined in the ISDA Master Agreement) under the Swap Agreement from the Swap Provider in satisfaction of the Delivery Amount (as defined in the ISDA Master Agreement) requirement.  The Depositor hereby instructs the Securities Administrator to deliver notice to the Swap Provider upon any failure of the Swap Provider to transfer the Delivery Amount (as defined in the ISDA Master Agreement) pursuant to an Approved Credit Support Document (as defined in the Swap Agreement).

ARTICLE III

THE CERTIFICATES

SECTION 3.01

The Certificates.

(a)

The Certificates shall be issuable in registered form only and shall be securities governed by Article 8 of the New York Uniform Commercial Code.  The Uncertificated Interests shall be issuable as uncertificated securities in registered form only and shall be securities governed by Article 8 of the New York Uniform Commercial Code.  The Book-Entry Certificates will be evidenced by one or more certificates, beneficial ownership of which will be held in the dollar denominations in Certificate Principal Amount, or Notional Amount, as applicable, or in the Percentage Interests, specified herein.  Each Class of Book-Entry Certificates will be issued in the minimum denominations in Certificate Principal Amount (or Notional Amount) specified in the Preliminary Statement hereto and in integral multiples of $1 in excess thereof.  Each Class of Non-Book-Entry Certificates other than the Residual Certificates shall be issued in definitive, fully registered form in the minimum denominations in Certificate Principal Amount specified in the Preliminary Statement hereto and in integral multiples of $1 in excess thereof.  The Class A-R, Class 1-P and Class 2-P Certificates shall be issued as single Certificates and maintained in definitive, fully registered form in a denomination equal to 100% of the Percentage Interest of each such Class.  Each Uncertificated Interest shall be maintained in fully registered form.

(b)

The Certificates shall be executed by manual or facsimile signature on behalf of the Trustee by an authorized officer of the Trustee or of the Securities Administrator on its behalf.  Each Certificate shall, on original issue, be authenticated by the Authenticating Agent upon the written order of the Depositor upon receipt by the Trustee or the applicable Custodian on behalf of the Trustee of the Trustee Mortgage Files described in Section 2.01.  No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless there appears on such Certificate a certificate of authentication substantially in the form provided for herein, executed by an authorized officer of the Authenticating Agent, by manual signature, and such certification upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder.  All Certificates shall be dated the date of their authentication.  At any time and from time to time after the execution and delivery of this Agreement, the Depositor may deliver Certificates executed by the Trustee or the Securities Administrator on behalf of the Trustee to the Authenticating Agent for authentication, and the Authenticating Agent shall authenticate and deliver such Certificates as in this Agreement provided and not otherwise.

SECTION 3.02

Registration.

The Securities Administrator is hereby appointed, and the Securities Administrator hereby accepts its appointment as, initial Certificate Registrar in respect of the Certificates and shall maintain books for the registration and for the transfer of Certificates and the Uncertificated Interest (the “Certificate Register”).  The Trustee may appoint a bank or trust company to act as successor Certificate Registrar.  A registration book shall be maintained for the Certificates and the Uncertificated Interest collectively.  The Certificate Registrar may resign or be discharged or removed and a new successor may be appointed in accordance with the procedures and requirements set forth in Sections 6.06 and 6.07 hereof with respect to the resignation, discharge or removal of the Securities Administrator and the appointment of a successor Securities Administrator.  The Certificate Registrar may appoint, by a written instrument delivered to the Holders and the Master Servicer, any bank or trust company to act as co-registrar under such conditions as the Certificate Registrar may prescribe; provided, however, that the Certificate Registrar shall not be relieved of any of its duties or responsibilities hereunder by reason of such appointment.  The Certificate Register in respect of the Uncertificated Interest shall contain a statement that transfers of the Uncertificated Interest to a Disqualified Organization are prohibited as provided in this Agreement.

SECTION 3.03

Transfer and Exchange of Certificates.

(a)

A Certificate (other than Book-Entry Certificates which shall be subject to Section 3.09 hereof) may be transferred by the Holder thereof only upon presentation and surrender of such Certificate at the office of the Certificate Registrar duly endorsed or accompanied by an assignment duly executed by such Holder or his duly authorized attorney in such form as shall be satisfactory to the Certificate Registrar.  Upon the transfer of any Certificate in accordance with the preceding sentence, the Trustee or the Securities Administrator on behalf of the Trustee shall execute, and the Authenticating Agent shall authenticate and deliver to the transferee, one or more new Certificates of the same Class and evidencing, in the aggregate, the same aggregate Certificate Principal Amount (or Notional Amount) as the Certificate being transferred.  An Uncertificated Interest may be transferred by the Holder thereof upon written notice to the Certificate Registrar and satisfaction of the other conditions set forth in this Section 3.03.  No service charge shall be made to a Certificateholder for any registration of transfer of Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any registration of transfer of Certificates.

(b)

A Certificate may be exchanged by the Holder thereof for any number of new Certificates of the same Class, in authorized denominations, representing in the aggregate the same Certificate Principal Amount (or Notional Amount) as the Certificate surrendered, upon surrender of the Certificate to be exchanged at the office of the Certificate Registrar duly endorsed or accompanied by a written instrument of transfer duly executed by such Holder or his duly authorized attorney in such form as is satisfactory to the Certificate Registrar.  Certificates delivered upon any such exchange will evidence the same obligations, and will be entitled to the same rights and privileges, as the Certificates surrendered.  No service charge shall be made to a Certificateholder for any exchange of Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any exchange of Certificates.  Whenever any Certificates are so surrendered for exchange, the Trustee, or the Securities Administrator on behalf of the Trustee, shall execute, and the Authenticating Agent shall authenticate, date and deliver the Certificates which the Certificateholder making the exchange is entitled to receive.

(c)

By acceptance of a Restricted Certificate, whether upon original issuance or subsequent transfer, each Holder of such a Certificate acknowledges the restrictions on the transfer of such Certificate set forth thereon and agrees that it will transfer such a Certificate only as provided herein.

The following restrictions shall apply with respect to the transfer and registration of transfer of a Restricted Certificate:

(i)

The Certificate Registrar shall register the transfer of a Restricted Certificate if the requested transfer is (x) to the Depositor or an affiliate (as defined in Rule 405 under the Act) of the Depositor or (y) being made to a “qualified institutional buyer” (a “QIB”) as defined in Rule 144A under the Act by a transferor that has provided the Certificate Registrar with a certificate in the form of Exhibit H hereto; and

(ii)

The Certificate Registrar shall register the transfer of a Restricted Certificate if the requested transfer is being made to an “accredited investor” under Rule 501(a)(1), (2), (3) or (7) under the Act, or to any Person all of the equity owners in which are such accredited investors, by a transferor who furnishes to the Certificate Registrar a letter of the transferee substantially in the form of Exhibit I hereto.

(d)

No transfer of an ERISA-Restricted Certificate in the form of a Definitive Certificate or that is an Uncertificated Interest shall be made to any Person or shall be effective unless the Certificate Registrar, on behalf of the Trustee, has received (A) a certificate substantially in the form of Exhibit J hereto (or Exhibit B, in the case of a Residual Certificate) from such transferee or (B) an Opinion of Counsel satisfactory to the Trustee and the Certificate Registrar to the effect that the purchase and holding of such a Certificate will not constitute or result in any nonexempt prohibited transactions under Title I of ERISA or Section 4975 of the Code and will not subject the Certificate Registrar, the Trustee, the Master Servicer, any Servicer, the Depositor or the Securities Administrator to any obligation in addition to those undertaken in the Agreement; provided, however, that the Certificate Registrar will not require such certificate or opinion in the event that, as a result of a change of law or otherwise, counsel satisfactory to the Certificate Registrar has rendered an opinion to the effect that the purchase and holding of an ERISA-Restricted Certificate by an employee benefit plan or other retirement arrangement subject to Section 406 of ERISA, or Section 4975 of the Code, (collectively, a “Plan”) or a Person that is purchasing or holding such a Certificate with the assets of a Plan will not constitute or result in a prohibited transaction under Title I of ERISA or Section 4975 of the Code and will not subject the Certificate Registrar, the Trustee, the Master Servicer, the Depositor, the Securities Administrator or any Servicer to any obligation in addition to those undertaken in this Agreement.  Each Transferee of an ERISA-Restricted Certificate that is a Book-Entry Certificate shall be deemed to have made the representations set forth in Exhibit J.  The preparation and delivery of the certificate and opinions referred to above shall not be an expense of the Trust Fund, the Certificate Registrar, the Trustee, the Master Servicer, any Servicer the Depositor or the Securities Administrator.

Notwithstanding the foregoing, no opinion or certificate shall be required for the initial transfer of the ERISA-Restricted Certificates.  The Certificate Registrar shall have no obligation to monitor transfers of Book-Entry Certificates that are ERISA-Restricted Certificates and shall have no liability for transfers of such Certificates in violation of the transfer restrictions.  The Certificate Registrar shall be under no liability to any Person for any registration of transfer of any ERISA-Restricted Certificate that is in fact not permitted by this Section 3.03(d), and none of the Securities Administrator, the Trustee or the Paying Agent shall have any liability for making any payments due on such Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of this Agreement so long as the transfer was registered by the Certificate Registrar in accordance with the foregoing requirements.  The Securities Administrator, on behalf of the Trustee, shall be entitled, but not obligated, to recover from any Holder of any ERISA-Restricted Certificate that was in fact a Plan or a Person acting on behalf of a Plan any payments made on such ERISA-Restricted Certificate at and after either such time.  Any such payments so recovered by the Securities Administrator, on behalf of the Trustee, shall be paid and delivered by the Securities Administrator, on behalf of the Trustee, to the last preceding Holder of such Certificate that is not such a Plan or Person acting on behalf of a Plan.

(e)

No transfer of an ERISA-Restricted Swap Certificate prior to the termination of the Swap Agreement shall be made unless the Securities Administrator and the Trustee shall have received a representation letter from the transferee of such Certificate, substantially in the form set forth in Exhibit J, to the effect that either (i) such transferee is neither a Plan nor a Person acting on behalf of any such Plan or using the assets of any such Plan to effect such transfer or (ii) the acquisition and holding of the ERISA-Restricted Swap Certificate are eligible for exemptive relief under Prohibited Transaction Class Exemption (“PTCE”) 84-14, PTCE 90-1, PTCE 91-38, PTCE 95-60, PTCE 96-23 or the non-fiduciary service provider exemption under Section 408(b)(17) of ERISA.  Notwithstanding anything else to the contrary herein, any purported transfer of an ERISA-Restricted Swap Certificate on behalf of a Plan without the delivery to the Securities Administrator and Trustee of a representation letter as described above shall be void and of no effect.  If the ERISA-Restricted Swap Certificate is a Book-Entry Certificate, the transferee will be deemed to have made a representation as provided in clause (i) or (ii) of this paragraph, as applicable.

If any ERISA-Restricted Swap Certificate, or any interest therein, is acquired or held in violation of the provisions of the preceding paragraph, the next preceding permitted beneficial owner will be treated as the beneficial owner of that Certificate, retroactive to the date of transfer to the purported beneficial owner.  Any purported beneficial owner whose acquisition or holding of an ERISA-Restricted Swap Certificate, or interest therein, was effected in violation of the provisions of the preceding paragraph shall indemnify to the extent permitted by law and hold harmless the Trustee, the Securities Administrator, the Depositor, the Seller or the Servicer from and against any and all liabilities, claims, costs or expenses incurred by such parties as a result of such acquisition or holding.

To the extent permitted under applicable law (including, but not limited to, ERISA), the Securities Administrator shall be under no liability to any Person for any registration of transfer of any ERISA-Restricted Swap Certificate that is in fact not permitted by this Section 5.02(e) or for making any payments due on such Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of this Agreement so long as the transfer was registered by the Securities Administrator in accordance with the foregoing requirements.

(f)

As a condition of the registration of transfer or exchange of any Certificate, the Certificate Registrar may require the certified taxpayer identification number of the owner of the Certificate and the payment of a sum sufficient to cover any tax or other governmental charge imposed in connection therewith; provided, however, that the Certificate Registrar shall have no obligation to require such payment or to determine whether or not any such tax or charge may be applicable.  No service charge shall be made to the Certificateholder for any registration, transfer or exchange of a Certificate.

(g)

Notwithstanding anything to the contrary contained herein, no Residual Certificate may be owned, pledged or transferred, directly or indirectly, by or to (i) a Disqualified Organization or (ii) an individual, corporation or partnership or other person unless such person is (A) not a Non-U.S. Person or (B) is a Non-U.S. Person that holds a Residual Certificate in connection with the conduct of a trade or business within the United States and has furnished the transferor and the Certificate Registrar with an effective Internal Revenue Service Form W 8ECI or successor form at the time and in the manner required by the Code (any such person who is not covered by clause (A) or (B) above is referred to herein as a “Non-permitted Foreign Holder”).

Prior to and as a condition of the registration of any transfer, sale or other disposition of a Residual Certificate, the proposed transferee shall deliver to the Trustee and the Certificate Registrar an affidavit in substantially the form attached hereto as Exhibit B representing and warranting, among other things, that such transferee is neither a Disqualified Organization, an agent or nominee acting on behalf of a Disqualified Organization, nor a Non-permitted Foreign Holder (any such transferee, a “Permitted Transferee”), and the proposed transferor shall deliver to the Trustee and the Certificate Registrar an affidavit in substantially the form attached hereto as Exhibit C.  In addition, the Trustee or the Certificate Registrar may (but shall have no obligation to) require, prior to and as a condition of any such transfer, the delivery by the proposed transferee of an Opinion of Counsel, addressed to the Trustee and the Certificate Registrar, that such proposed transferee or, if the proposed transferee is an agent or nominee, the proposed beneficial owner, is not a Disqualified Organization, agent or nominee thereof, or a Non-permitted Foreign Holder.  Notwithstanding the registration in the Certificate Register of any transfer, sale, or other disposition of a Residual Certificate to a Disqualified Organization, an agent or nominee thereof, or Non-permitted Foreign Holder, such registration shall be deemed to be of no legal force or effect whatsoever and such Disqualified Organization, agent or nominee thereof, or Non-permitted Foreign Holder shall not be deemed to be a Certificateholder for any purpose hereunder, including, but not limited to, the receipt of distributions on such Residual Certificate.  The Depositor, the Certificate Registrar and the Trustee shall be under no liability to any Person for any registration or transfer of a Residual Certificate to a Disqualified Organization, agent or nominee thereof or Non-permitted Foreign Holder or for the Paying Agent making any payments due on such Residual Certificate to the Holder thereof or for taking any other action with respect to such Holder under the provisions of the Agreement, so long as the transfer was effected in accordance with this Section 3.03(f), unless the Certificate Registrar shall have actual knowledge at the time of such transfer or the time of such payment or other action that the transferee is a Disqualified Organization, or an agent or nominee thereof, or Non-permitted Foreign Holder.  The Certificate Registrar shall be entitled to recover from any Holder of a Residual Certificate that was a Disqualified Organization, agent or nominee thereof, or Non-permitted Foreign Holder at the time it became a Holder or any subsequent time it became a Disqualified Organization, agent or nominee thereof, or Non-permitted Foreign Holder, all payments made on such Residual Certificate at and after either such times (and all costs and expenses, including but not limited to attorneys’ fees, incurred in connection therewith).  Any payment (not including any such costs and expenses) so recovered by the Certificate Registrar shall be paid and delivered to the last preceding Holder of such Residual Certificate.

If any purported transferee shall become a registered Holder of a Residual Certificate in violation of the provisions of this Section 3.03(f), then upon receipt of written notice to the Certificate Registrar that the registration of transfer of such Residual Certificate was not in fact permitted by this Section 3.03(f), the last preceding Permitted Transferee shall be restored to all rights as Holder thereof retroactive to the date of such registration of transfer of such Residual Certificate.  The Depositor, the Certificate Registrar and the Trustee shall be under no liability to any Person for any registration of transfer of a Residual Certificate that is in fact not permitted by this Section 3.03(f), or for the Paying Agent making any payment due on such Certificate to the registered Holder thereof or for taking any other action with respect to such Holder under the provisions of this Agreement so long as the transfer was registered upon receipt of the affidavit described in the preceding paragraph of this Section 3.03(f).

(h)

Each Holder or Certificate Owner of a Restricted Certificate, ERISA-Restricted Certificate, ERISA-Restricted Swap Certificate, or Residual Certificate, or an interest therein, by such Holder’s or Owner’s acceptance thereof, shall be deemed for all purposes to have consented to the provisions of this section.

SECTION 3.04

Cancellation of Certificates.

Any Certificate surrendered for registration of transfer or exchange shall be cancelled and retained in accordance with normal retention policies with respect to cancelled certificates maintained by the Certificate Registrar.

SECTION 3.05

Replacement of Certificates.

If (i) any Certificate is mutilated and is surrendered to the Certificate Registrar or (ii) the Trustee or the Certificate Registrar receives evidence to its satisfaction of the destruction, loss or theft of any Certificate, and there is delivered to the Trustee and the Certificate Registrar such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Depositor, the Trustee or the Certificate Registrar that such destroyed, lost or stolen Certificate has been acquired by a protected purchaser the Trustee, or the Securities Administrator on behalf of the Trustee, shall execute and the Authenticating Agent shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor and Certificate Principal Amount.  Upon the issuance of any new Certificate under this Section 3.05, the Trustee, the Depositor or the Certificate Registrar may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee, the Depositor or the Certificate Registrar) connected therewith.  Any replacement Certificate issued pursuant to this Section 3.05 shall constitute complete and indefeasible evidence of ownership in the applicable Trust Fund, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

If after the delivery of such new Certificate, a protected purchaser of the original Certificate in lieu of which such new Certificate was issued presents for payment such original Certificate, the Depositor, the Certificate Registrar and the Trustee or any agent shall be entitled to recover such new Certificate from the Person to whom it was delivered or any Person taking therefrom, except a protected purchaser, and shall be entitled to recover upon the security or indemnity provided therefor to the extent of any loss, damage, cost or expenses incurred by the Depositor, the Certificate Registrar, the Trustee or any agent in connection therewith.

SECTION 3.06

Persons Deemed Owners.

Subject to the provisions of Section 3.09 with respect to Book-Entry Certificates, the Depositor, the Master Servicer, the Trustee, the Certificate Registrar, the Paying Agent and any agent of any of them shall treat the Person in whose name any Certificate is registered upon the books of the Certificate Registrar as the owner of such Certificate for the purpose of receiving distributions pursuant to Sections 5.01 and 5.02 and for all other purposes whatsoever, and neither the Depositor, the Master Servicer, the Trustee, the Certificate Registrar, the Paying Agent nor any agent of any of them shall be affected by notice to the contrary.

SECTION 3.07

Temporary Certificates.

(a)

Pending the preparation of definitive Certificates, upon the written order of the Depositor, or the Securities Administrator on behalf of the Trustee, shall execute and the Authenticating Agent shall authenticate and deliver temporary Certificates that are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Certificates in lieu of which they are issued and with such variations as the authorized officers executing such Certificates may determine, as evidenced by their execution of such Certificates.

(b)

If temporary Certificates are issued, the Depositor will cause definitive Certificates to be prepared without unreasonable delay.  After the preparation of definitive Certificates, the temporary Certificates shall be exchangeable for definitive Certificates upon surrender of the temporary Certificates at the office or agency of the Certificate Registrar without charge to the Holder.  Upon surrender for cancellation of any one or more temporary Certificates, the Securities Administrator, on behalf of the Trustee, shall execute and the Authenticating Agent shall authenticate and deliver in exchange therefor a like aggregate Certificate Principal Amount of definitive Certificates of the same Class in the authorized denominations.  Until so exchanged, the temporary Certificates shall in all respects be entitled to the same benefits under this Agreement as definitive Certificates of the same Class.

SECTION 3.08

Appointment of Paying Agent.

The Trustee may appoint a Paying Agent (which may be the Trustee) for the purpose of making distributions to the Certificateholders hereunder.  The Trustee hereby appoints the Securities Administrator as the initial Paying Agent.  The Trustee shall cause any Paying Agent, other than the Securities Administrator, to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee that such Paying Agent will hold all sums held by it for the payment to the Certificateholders in an Eligible Account (which shall be the Distribution Account) in trust for the benefit of the Certificateholders entitled thereto until such sums shall be paid to the Certificateholders.  All funds remitted by the Securities Administrator to any such Paying Agent for the purpose of making distributions shall be paid to the Certificateholders on each Distribution Date and any amounts not so paid shall be returned on such Distribution Date to the Securities Administrator.  If the Paying Agent is not the Trustee or the Securities Administrator, the Trustee shall cause to be remitted to the Paying Agent on or before the Business Day prior to each Distribution Date, by wire transfer in immediately available funds, the funds to be distributed on such Distribution Date.  Any Paying Agent shall be either a bank or trust company or otherwise authorized under law to exercise corporate trust powers.

SECTION 3.09

Book-Entry Certificates.

(a)

Each Class of Book-Entry Certificates, upon original issuance, shall be issued in the form of one or more typewritten Certificates representing the Book-Entry Certificates.  The Book-Entry Certificates shall initially be registered on the Certificate Register in the name of the nominee of the Clearing Agency, and no Certificate Owner will receive a definitive certificate representing such Certificate Owner’s interest in the Book-Entry Certificates, except as provided in Section 3.09(c).  Unless Definitive Certificates have been issued to Certificate Owners of Book-Entry Certificates pursuant to Section 3.09(c):

(i)

the provisions of this Section 3.09 shall be in full force and effect;

(ii)

the Certificate Registrar, the Paying Agent and the Trustee shall deal with the Clearing Agency for all purposes (including the making of distributions on the Book-Entry Certificates) as the authorized representatives of the Certificate Owners and the Clearing Agency and shall be responsible for crediting the amount of such distributions to the accounts of such Persons entitled thereto, in accordance with the Clearing Agency’s normal procedures;

(iii)

to the extent that the provisions of this Section 3.09 conflict with any other provisions of this Agreement, the provisions of this Section 3.09 shall control; and

(iv)

the rights of Certificate Owners shall be exercised only through the Clearing Agency and the Clearing Agency Participants and shall be limited to those established by law and agreements between such Certificate Owners and the Clearing Agency and/or the Clearing Agency Participants.  Unless and until Definitive Certificates are issued pursuant to Section 3.09(c), the initial Clearing Agency will make book-entry transfers among the Clearing Agency Participants and receive and transmit distributions of principal and interest on the Book-Entry Certificates to such Clearing Agency Participants.

(b)

Whenever notice or other communication to the Certificateholders is required under this Agreement, unless and until Definitive Certificates shall have been issued to Certificate Owners pursuant to Section 3.09(c), the Securities Administrator shall give all such notices and communications specified herein to be given to Holders of the Book-Entry Certificates to the Clearing Agency.

(c)

If (i) (A) the Clearing Agency or the Depositor advises the Paying Agent in writing that the Clearing Agency is no longer willing or able to discharge properly its responsibilities with respect to the Book-Entry Certificates, and (B) the Depositor is unable to locate a qualified successor satisfactory to the Depositor and the Paying Agent, (ii) the Depositor, at its option, advises the Paying Agent in writing that it elects to terminate the book-entry system through the Clearing Agency or (iii) after the occurrence of an Event of Default, Certificate Owners representing beneficial interests aggregating not less than 50% of the Class Principal Amount of a Class of Book-Entry Certificates advise the Paying Agent and the Clearing Agency through the Clearing Agency Participants in writing that the continuation of a book-entry system through the Clearing Agency is no longer in the best interests of the Certificate Owners of a Class of Book-Entry Certificates, the Certificate Registrar shall notify the Clearing Agency to effect notification to all Certificate Owners, through the Clearing Agency, of the occurrence of any such event and of the availability of Definitive Certificates to Certificate Owners requesting the same.  Upon surrender to the Certificate Registrar of the Book-Entry Certificates by the Clearing Agency, accompanied by registration instructions from the Clearing Agency for registration, the Certificate Registrar shall issue the Definitive Certificates.  Neither the Depositor, the Certificate Registrar nor the Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions.  Upon the issuance of Definitive Certificates all references herein to obligations imposed upon or to be performed by the Clearing Agency shall be deemed to be imposed upon and performed by the Certificate Registrar, to the extent applicable, with respect to such Definitive Certificates and the Certificate Registrar shall recognize the holders of the Definitive Certificates as Certificateholders hereunder.  Notwithstanding the foregoing, the Certificate Registrar, upon the written instruction of the Depositor, shall have the right to issue Definitive Certificates on the Closing Date in connection with credit enhancement programs.

ARTICLE IV

ADMINISTRATION OF THE TRUST FUND

SECTION 4.01

Custodial Accounts; Distribution Account.

(a)

The Master Servicer shall enforce the obligations of each Servicer to establish and maintain one or more Custodial Accounts, as provided in the related Purchase and Servicing Agreement or Servicing Agreement, as applicable, into which all Scheduled Payments and unscheduled payments with respect to the related Mortgage Loans, net of any deductions or reimbursements permitted under the related Purchase and Servicing Agreement, shall be deposited.  On each Distribution Account Deposit Date, the Servicers shall remit to the Securities Administrator for deposit into the Distribution Account, all amounts so required to be deposited into such account in accordance with the terms of the related Purchase and Servicing Agreements or Servicing Agreement, as applicable.

(b)

The Securities Administrator, as Paying Agent for the Trustee, shall establish and maintain an Eligible Account entitled “Distribution Account of HSBC Bank USA, National Association, as Trustee for the benefit of J.P. Morgan Alternative Loan Trust 2006-A7, Holders of Mortgage Pass-Through Certificates.”  The Securities Administrator shall, promptly upon receipt from each Servicer, on each Distribution Account Deposit Date, deposit into the Distribution Account and retain on deposit until the related Distribution Date the following amounts:

(i)

the aggregate of collections with respect to the Mortgage Loans remitted by each  Servicer from the related Custodial Accounts in accordance with this Agreement and the related Purchase and Servicing Agreements and Servicing Agreements;

(ii)

any amounts required to be deposited by the Master Servicer with respect to the Mortgage Loans for the related Due Period pursuant to this Agreement, including the amount of any Advances or Compensating Interest Payments with respect to the Mortgage Loans not paid by the applicable Servicer; and

(iii)

any other amounts so required to be deposited in the Distribution Account in the related Due Period pursuant to this Agreement.

(c)

In the event the Master Servicer or any Servicer, has remitted in error to the Distribution Account any amount not required to be remitted in accordance with the definition of Available Distribution Amount, it may at any time direct the Securities Administrator to withdraw such amount from the Distribution Account for repayment to the Master Servicer or such Servicer, as applicable, by delivery of an Officer’s Certificate to the Securities Administrator and the Trustee which describes the amount deposited in error.

(d)

On each Distribution Date and Redemption Date, the Securities Administrator, as Paying Agent, shall withdraw from funds available in the Distribution Account and distribute the Available Distribution Amount to the Certificateholders and any other parties entitled thereto in the amounts and priorities set forth in Section 5.02.  The Securities Administrator may from time to time withdraw from the Distribution Account and pay the Master Servicer, the Trustee, the Securities Administrator or any Servicer any amounts permitted to be paid or reimbursed to such Person from funds in the Distribution Account pursuant to the clauses (A) through (D) of the definition of Available Distribution Amount.

(e)

Funds in the Distribution Account may be invested in Permitted Investments selected by and at the written direction of the Depositor, which shall mature not later than one (1) Business Day prior to the Distribution Date (except that if such Permitted Investment is an obligation of the Master Servicer, then such Permitted Investment shall mature not later than such applicable Distribution Date) and any such Permitted Investment shall not be sold or disposed of prior to its maturity.  All such Permitted Investments shall be made in the name of the Trustee (in its capacity as such) or its nominee.  All income and gain realized from any Permitted Investment shall be for the benefit of the Holder of the Class A-R Certificates, and shall be subject to its withdrawal or order from time to time, and shall not be part of the Trust Fund.  The Securities Administrator shall pay the fees of the Trustee and the Master Servicer from the Securities Administrator Fee and the Trust Fund shall not be otherwise responsible for the payment of the fees of the Trustee and the Master Servicer.

SECTION 4.02

[Reserved].

SECTION 4.03

[Reserved].

SECTION 4.04

Reports to Trustee and Certificateholders.

On each Distribution Date, the Securities Administrator shall have prepared and shall make available to the Trustee, the Depositor and each Certificateholder a written report setting forth the following information (on the basis of Mortgage Loan level information obtained from each Servicer or the Master Servicer):

(a)

the amount of the distributions, separately identified, with respect to each Class of Certificates;

(b)

the amount of the distributions set forth in the clause (a) allocable to principal, separately identifying the aggregate amount of any Principal Prepayments or other unscheduled recoveries of principal included in that amount;

(c)

the amount of the distributions set forth in the clause (a) allocable to interest and how it was calculated;

(d)

the amount of any unpaid Interest Shortfall and the related accrued interest thereon, with respect to each Class of Certificates;

(e)

the Class Principal Amount of each Class of Certificates after giving effect to the distribution of principal on that Distribution Date;

(f)

the Aggregate Stated Principal Balance of the Mortgage Loans at the end of the related Prepayment Period;

(g)

the amount of the Servicing Fee paid to or retained by Servicer;

(h)

the amount of the Master Servicing Fee paid to or retained by Master Servicer;

(i)

the amount of the Securities Administrator Fee paid to or retained by Securities Administrator;

(j)

the amount of any applicable mortgage insurance policy premium payable by any Servicer;

(k)

the amount of Advances for the related Due Period;

(l)

the number and Stated Principal Balance of the Mortgage Loans that, using the MBA method, were (A) Delinquent (exclusive of Mortgage Loans in foreclosure using the MBA method) (1) 30 to 59 days, (2) 60 to 89 days and (3) 90 or more days, (B) in foreclosure and Delinquent (1) 30 to 59 days, (2) 60 to 89 days and (3) 90 or more days and (C) in bankruptcy as of the close of business on the last day of the calendar month preceding that Distribution Date;

(m)

for any Mortgage Loan as to which the related Mortgaged Property was an REO Property during the preceding calendar month, the principal balance of that Mortgage Loan as of the close of business on the last day of the related Due Period;

(n)

the amount of Realized Losses incurred during the preceding calendar month;

(o)

the cumulative amount of Realized Losses incurred since the Closing Date;

(p)

the Realized Losses, if any, allocated to each Class of Certificates on that Distribution Date;

(q)

the Certificate Interest Rate for each Class of Certificates for that Distribution Date;

(r)

the amount of any prepayment penalties on the Mortgage Loans;

(s)

the beginning and ending number and aggregate Stated Principal Balance of the Mortgage Loans;

(t)

the related Record Date;

(u)

the related Accrual Period;

(v)

the related Determination Date; and

(w)

the related Distribution Date.

The Securities Administrator shall make such reports available each month via the Securities Administrator’s website at http://www.usbank.com.  Assistance in using the website may be obtained by calling the Securities Administrator’s customer service desk at (800) 934-6802.  Certificateholders and other parties that are unable to use the website are entitled to have a paper copy mailed to them via first class mail by contacting the Securities Administrator and indicating such.  In preparing or furnishing the foregoing information to the Trustee, the Securities Administrator shall be entitled to rely conclusively on the accuracy of the information or data regarding the Mortgage Loans and the related REO Properties that has been provided to the Securities Administrator by the Master Servicer and the Servicers, and the Securities Administrator shall not be obligated to verify, recompute, reconcile or recalculate any such information or data.

The Securities Administrator’s responsibility for making the above information available to Certificateholders is limited to the reliability, timeliness and accuracy of the information provided by the Servicers, the Master Servicer or any other such party providing such information under the terms hereof to the Securities Administrator.

Upon the reasonable advance written request of any Certificateholder that is a savings and loan, bank or insurance company, which request, if received by the Trustee or any agent thereof, shall be promptly forwarded to the Securities Administrator, the Securities Administrator shall provide, or cause to be provided, (or, to the extent that such information or documentation is not required to be provided by a Servicer under the applicable Purchase and Servicing Agreement or Servicing Agreement, as applicable, shall use reasonable efforts to obtain such information and documentation from such Servicer, and provide) to such Certificateholders such reports and access to information and documentation regarding the Mortgage Loans as such Certificateholders may reasonably deem necessary to comply with applicable regulations of the Office of Thrift Supervision or its successor or other regulatory authorities with respect to an investment in the Certificates; provided, however, that the Securities Administrator shall be entitled to be reimbursed by such Certificateholders for the Securities Administrator’s actual expenses incurred in providing such reports and access.

ARTICLE V

DISTRIBUTIONS TO HOLDERS OF CERTIFICATES

SECTION 5.01

Distributions Generally.

(a)

Subject to Section 7.01 respecting the final distribution on the Certificates, on each Distribution Date the Paying Agent shall make distributions in accordance with this Article V.  Such distributions shall be made by wire transfer or by check mailed to each Certificateholder’s address as it appears on the Certificate Register of the Certificate Registrar or, upon written request made to the Securities Administrator at least five Business Days prior to the related Record Date by any Certificateholder, by wire transfer in immediately available funds to an account specified in the request and at the expense of such Certificateholder; provided, however, that the final distribution in respect of any Certificate shall be made only upon presentation and surrender of such Certificate at the Certificate Registrar’s Corporate Trust Office; provided, further, that the foregoing provisions shall not apply to any Class of Certificates as long as such Certificate remains a Book-Entry Certificate in which case all payments made shall be made through the Clearing Agency and its Clearing Agency Participants.  Wire transfers will be made at the expense of the Holder requesting such wire transfer by deducting a wire transfer fee from the related distribution.  Notwithstanding such final payment of principal of any of the Certificates, each Residual Certificate will remain outstanding until the termination of each REMIC and the payment in full of all other amounts due with respect to the Residual Certificates and at such time such final payment in retirement of any Residual Certificate will be made only upon presentation and surrender of such Certificate at the Certificate Registrar’s Corporate Trust Office.  If any payment required to be made on the Certificates is to be made on a day that is not a Business Day, then such payment will be made on the next succeeding Business Day.

(b)

All distributions or allocations made with respect to the Certificateholders within each Class on each Distribution Date shall be allocated among the outstanding Certificates in such Class equally in proportion to their respective initial Class Principal Amounts or initial Class Notional Amounts (or Percentage Interests).

SECTION 5.02

Distributions from the Distribution Account.

(a)

On each Distribution Date, the Securities Administrator, as Paying Agent, based solely on the information set forth in the Remittance Report, shall withdraw from the Distribution Account that portion of the Available Distribution Amount for Pool 1 equal to the Pool 1 Interest Remittance Amount for that Distribution Date and make the following disbursements and transfers in the following order of priority in each case, to the extent of the Pool 1 Interest Remittance Amount remaining for such Distribution Date:

(i)

to the Swap Provider, any Net Swap Payment payable to the Swap Provider and any Swap Termination Payments payable to the Swap Provider, other than a Swap Termination Payment resulting from a Swap Provider Trigger Event;

(ii)

first, concurrently to the Holders of each Class of Pool 1 Senior Certificates, the related Pool 1 Interest Distribution Amount, on a pro rata basis based on such Interest Distribution Amount and second, concurrently to each Class of Pool 1 Senior Certificates, the related unpaid Interest Shortfall, if any, for each such Class for such Distribution Date on a pro rata basis based on such unpaid Interest Shortfall Amount;

(iii)

to the Holders of the Class 1-M-1 Certificates, the related Pool 1 Interest Distribution Amount for such Class of Certificates;

(iv)

to the Holders of the Class 1-M-2 Certificates, the related Pool 1 Interest Distribution Amount for such Class of Certificates;

(v)

to the Holders of the Class 1-M-3 Certificates, the related Pool 1 Interest Distribution Amount for such Class of Certificates;

(vi)

to the Holders of the Class 1-M-4 Certificates, the related Pool 1 Interest Distribution Amount for such Class of Certificates;

(vii)

to the Holders of the Class 1-M-5 Certificates, the related Pool 1 Interest Distribution Amount for such Class of Certificates;

(viii)

to the Holders of the Class 1-B-1 Certificates, the related Pool 1 Interest Distribution Amount for such Class of Certificates; and

(ix)

to the Holders of the Class 1-B-2 Certificates, the related Pool 1 Interest Distribution Amount for such Class of Certificates.

Any Pool 1 Interest Remittance Amount remaining undistributed after giving effect to subclause (i) through (ix) above shall be used in determining the amount of Pool 1 Net Monthly Excess Cashflow, if any, for such Distribution Date.

(b)

On each Distribution Date, the Securities Administrator shall withdraw from the Distribution Account the Available Distribution Amount for such Distribution Date and make the following disbursements and transfers in the following order of priority in each case, to the extent of the Pool 1 Principal Distribution Amount:

(i)

On each Distribution Date (a) prior to the Pool 1 Step-Down Date or (b) on which a Pool 1 Trigger Event is in effect, the Securities Administrator shall withdraw from the Distribution Account that portion of the Available Distribution Amount for Pool 1 equal to the Pool 1 Principal Distribution Amount for such Distribution Date, and make the following disbursements and transfers in the order of priority described below, in each case to the extent of the Pool 1 Principal Distribution Amount remaining for such Distribution Date:

(1)

To the Swap Provider, any Net Swap Payment payable to the Swap Provider and any Swap Termination Payments payable to the Swap Provider, other than a Swap Termination Payment resulting from a Swap Provider Trigger Event, in each case, to the extent unpaid pursuant to Section 5.02(a)(i) above;

(2)

To the Pool 1 Senior Certificates, concurrently, as follows:

(A)

89.9999754311%, concurrently, as follows:

(i)

51.8676446903%, to the Class 1-A-1 Certificates, until the Class Principal Amount thereof has been reduced to zero;

(ii)

48.1323553097%, sequentially, to the Class 1-A-2, Class 1-A-3 and Class 1-A-4 Certificates, in that order, until the Class Principal Amount of each such class has been reduced to zero;

(B)

10.0000245689%, to the Class 1-A-5 Certificates, until the Class Principal Amount thereof has been reduced to zero;

(3)

To the Class 1-M-1 Certificates, until the Class Principal Amount thereof has been reduced to zero;

(4)

To the Class 1-M-2 Certificates, until the Class Principal Amount thereof has been reduced to zero;

(5)

To the Class 1-M-3 Certificates, until the Class Principal Amount thereof has been reduced to zero;

(6)

To the Class 1-M-4 Certificates, until the Class Principal Amount thereof has been reduced to zero;

(7)

To the Class 1-M-5 Certificates, until the Class Principal Amount thereof has been reduced to zero;

(8)

To the Class 1-B-1 Certificates, until the Class Principal Amount thereof has been reduced to zero; and

(9)

To the Class 1-B-2 Certificates, until the Class Principal Amount thereof has been reduced to zero.

(ii)

On each Distribution Date (a) on or after the Pool 1 Step-Down Date and (b) on which a Pool 1 Trigger Event is not in effect, the Securities Administrator shall withdraw from the Distribution Account that portion of the Available Distribution Amount for Pool 1 equal to the Pool 1 Principal Distribution Amount for such Distribution Date, and make the following disbursements and transfers in the order of priority described below:

(1)

To the Swap Provider, any Net Swap Payment payable to the Swap Provider and any Swap Termination Payments payable to the Swap Provider, other than a Swap Termination Payment resulting from a Swap Provider Trigger Event, in each case, to the extent unpaid pursuant to Section 5.02(a)(i) above;

(2)

To the Pool 1 Senior Certificates, the Pool 1 Senior Principal Distribution Amount for such Distribution Date, concurrently, as follows:

(A)

89.9999754311%, concurrently, as follows:

(i)

51.8676446903%, to the Class 1-A-1 Certificates, until the Class Principal Amount thereof has been reduced to zero;

(ii)

48.1323553097%, sequentially, to the Class 1-A-2, Class 1-A-3 and Class 1-A-4 Certificates, in that order, until the Class Principal Amount of each such class has been reduced to zero;

(B)

10.0000245689%, to the Class 1-A-5 Certificates, until the Class Principal Amount thereof has been reduced to zero;

(3)

To the Class 1-M-1 Certificates, the related Pool 1 Mezzanine Class Principal Distribution Amount for such Distribution Date, until the Class Principal Amount thereof has been reduced to zero;

(4)

To the Class 1-M-2 Certificates, the related Pool 1 Mezzanine Class Principal Distribution Amount for such Distribution Date, until the Class Principal Amount thereof has been reduced to zero;

(5)

To the Class 1-M-3 Certificates, the related Pool 1 Mezzanine Class Principal Distribution Amount for such Distribution Date, until the Class Principal Amount thereof has been reduced to zero;

(6)

To the Class 1-M-4 Certificates, the related Pool 1 Mezzanine Class Principal Distribution Amount for such Distribution Date, until the Class Principal Amount thereof has been reduced to zero;

(7)

To the Class 1-M-5 Certificates, the related Pool 1 Mezzanine Class Principal Distribution Amount for such Distribution Date, until the Class Principal Amount thereof has been reduced to zero;

(8)

To the Class 1-B-1 Certificates, the related Pool 1 Subordinate Class Principal Distribution Amount for such Distribution Date, until the Class Principal Amount thereof has been reduced to zero; and

(9)

To the Class 1-B-2 Certificates, the related Pool 1 Subordinate Class Principal Distribution Amount for such Distribution Date, until the Class Principal Amount thereof has been reduced to zero.

Any Pool 1 Principal Distribution Amount remaining undistributed after giving effect to clauses (b)(i)(1)-(9) and (b)(ii)(1)-(9) above shall be used in determining the amount of Pool 1 Net Monthly Excess Cashflow, if any, for such Distribution Date.

(c)

On each Distribution Date, the Pool 1 Net Monthly Excess Cashflow shall be distributed as follows:

(i)

To the Swap Provider, any Net Swap Payments payable to the Swap Provider and any Swap Termination Payments payable to the Swap Provider, other than a Swap Termination Payment resulting from a Swap Provider Trigger Event, in each case, to the extent unpaid pursuant to Section 5.02(a) or 5.02(b) above;

(ii)

to the Class or Classes of Pool 1 Certificates then entitled to receive distributions in respect of principal, in an amount equal to any Pool 1 Overcollateralization Increase Amount, payable to such holders as part of the Pool 1 Principal Distribution Amount in the order described under Section 5.02(b) above;

(iii)

to the Pool 1 Senior Certificates, pro rata, based on amounts due, the Unpaid Realized Loss Amount allocable to each such Class;

(iv)

to the Class 1-M-1 Certificates, in an amount equal to the unpaid Interest Shortfall allocable to such Class;

(v)

to the Class 1-M-1 Certificates, in an amount equal to the Unpaid Realized Loss Amount allocable to such Class;

(vi)

to the Class 1-M-2 Certificates, in an amount equal to the unpaid Interest Shortfall allocable to such Class;

(vii)

to the Class 1-M-2 Certificates, in an amount equal to the Unpaid Realized Loss Amount allocable to such Class;

(viii)

to the Class 1-M-3 Certificates, in an amount equal to the unpaid Interest Shortfall allocable to such Class;

(ix)

to the Class 1-M-3 Certificates, in an amount equal to the Unpaid Realized Loss Amount allocable to such Class;

(x)

to the Class 1-M-4 Certificates, in an amount equal to the unpaid Interest Shortfall allocable to such Class;

(xi)

to the Class 1-M-4 Certificates, in an amount equal to the Unpaid Realized Loss Amount allocable to such Class;

(xii)

to the Class 1-M-5 Certificates, in an amount equal to the unpaid Interest Shortfall allocable to such Class;

(xiii)

to the Class 1-M-5 Certificates, in an amount equal to the Unpaid Realized Loss Amount allocable to such Class;

(xiv)

to the Class 1-B-1 Certificates, in an amount equal to the unpaid Interest Shortfall allocable to such Class;

(xv)

to the Class 1-B-1 Certificates, in an amount equal to the Unpaid Realized Loss Amount allocable to such Class;

(xvi)

to the Class 1-B-2 Certificates, in an amount equal to the unpaid Interest Shortfall allocable to such Class;

(xvii)

to the Class 1-B-2 Certificates, in an amount equal to the Unpaid Realized Loss Amount allocable to such Class;

(xviii)

concurrently, to the holders of the Pool 1 Senior Certificates, pro rata, in an amount equal to each such Class’ previously allocated and not reimbursed share of Pool 1 Net Interest Shortfalls, if any;

(xix)

to the Class 1-M-1 Certificates, in an amount equal to such Class’ previously allocated and not reimbursed share of Pool 1 Net Interest Shortfalls, if any;

(xx)

to the Class 1-M-2 Certificates, in an amount equal to such Class’ previously allocated and not reimbursed share of Pool 1 Net Interest Shortfalls, if any;

(xxi)

to the Class 1-M-3 Certificates, in an amount equal to such Class’ previously allocated and not reimbursed share of Pool 1 Net Interest Shortfalls, if any;

(xxii)

to the Class 1-M-4 Certificates, in an amount equal to such Class’ previously allocated and not reimbursed share of Pool 1 Net Interest Shortfalls, if any;

(xxiii)

to the Class 1-M-5 Certificates, in an amount equal to such Class’ previously allocated and not reimbursed share of Pool 1 Net Interest Shortfalls, if any;

(xxiv)

to the Class 1-B-1 Certificates, in an amount equal to such Class’ previously allocated and not reimbursed share of Pool 1 Net Interest Shortfalls, if any;

(xxv)

to the Class 1-B-2 Certificates, in an amount equal to such Class’ previously allocated and not reimbursed share of Pool 1 Net Interest Shortfalls, if any;

(xxvi)

to the Pool 1 Certificates, an amount equal to any Basis Risk Shortfall Carryover Amounts for such Certificates and Distribution Date, payable in accordance with the priority set forth under 5.02(a) above;

(xxvii)

to the Securities Administrator, the Custodians or the Trustee in respect of any unreimbursed expenses and indemnifications owing thereto in respect of Pool 1 permitted pursuant to this Agreement;

(xxviii)

 to the Swap Account, for payment to the Swap Provider, any unpaid Swap Termination Payment payable to the Swap Provider;

(xxix)

to the holders of the Class 1-CE Certificates, the Class 1-CE Distribution Amount on such Distribution Date; and

(xxx)

to the holders of the Class A-R Certificates, any remaining amounts to the extent attributable to the Master REMIC, to the Class MT1-R Interest to the extent attributable to Middle-Tier REMIC 1 and otherwise to the 1-LT-R Interest.

(d)

On each Distribution Date, the Securities Administrator, as Paying Agent, based solely on the information set forth in the Remittance Report, shall withdraw from the Distribution Account that portion of the Available Distribution Amount for Pool 2 equal to the Pool 2 Interest Remittance Amount for that Distribution Date and make the following disbursements and transfers in the following order of priority in each case, to the extent of the Pool 2 Interest Remittance Amount remaining for such Distribution Date:

(i)

first, concurrently to the Holders of each Class of Pool 2 Senior Certificates, the related Pool 2 Interest Distribution Amount, on a pro rata basis based on such Interest Distribution Amount and second, concurrently to each Class of Pool 2 Senior Certificates, the related unpaid Interest Shortfall, if any, for each such Class for such Distribution Date on a pro rata basis based on such unpaid Interest Shortfall Amount.

(ii)

to the Holders of the Class 2-M-1 Certificates, the related Pool 2 Interest Distribution Amount for such Class of Certificates;

(iii)

to the Holders of the Class 2-M-2 Certificates, the related Pool 2 Interest Distribution Amount for such Class of Certificates;

(iv)

to the Holders of the Class 2-B-1 Certificates, the related Pool 2 Interest Distribution Amount for such Class of Certificates; and

(v)

to the Holders of the Class 2-B-2 Certificates, the related Pool 2 Interest Distribution Amount for such Class of Certificates.

Any Pool 2 Interest Remittance Amount remaining undistributed after giving effect to subclause (i) through (v) above shall be used in determining the amount of Pool 2 Net Monthly Excess Cashflow, if any, for such Distribution Date.

(e)

On each Distribution Date, the Securities Administrator shall withdraw from the Distribution Account the Available Distribution Amount for Pool 2 for such Distribution Date and make the following disbursements and transfers in the following order of priority in each case, to the extent of the Pool 2 Principal Distribution Amount:

(i)

On each Distribution Date (a) prior to the Pool 2 Step-Down Date or (b) on which a Pool 2 Trigger Event is in effect, the Securities Administrator will withdraw from the Distribution Account that portion of the Available Distribution Amount for Pool 2 equal to the Pool 2 Principal Distribution Amount for such Distribution Date, and make the following disbursements and transfers in the order of priority described below, in each case to the extent of the Pool 2 Principal Distribution Amount remaining for such Distribution Date:

(1)

To the Pool 2 Senior Certificates, concurrently, as follows:

(A)

89.9999307762%, sequentially, as follows:

(i)

To the Class 2-A-2, Class 2-A-3, Class 2-A-4, Class 2-A-5, Class 2-A-6 and Class 2-A-7 Certificates, in an amount not to exceed $1,000 on any Distribution Date, sequentially, as follows:

(I)

to the Class 2-A-7 Certificates, up to the Class 2-A-7 Priority Amount Percentage of the amount available to be distributed pursuant to this subclause, until the Class Principal Amount thereof has been reduced to zero;

(II)

to the Class 2-A-2, Class 2-A-3, Class 2-A-4, Class 2-A-5 and Class 2-A-6 Certificates, sequentially, in that order, until the Class Principal Amount of each such Class has been reduced to zero;

(III)

to the Class 2-A-7 Certificates, until the Class Principal Amount thereof has been reduced to zero;

(ii)

To the Class 2-A-1 Certificates, as described below in Section 5.02(e)(iii)(1) through (6); and

(iii)

to the Class 2-A-2, Class 2-A-3, Class 2-A-4, Class 2-A-5, Class 2-A-6 and Class 2-A-7 Certificates, sequentially, as follows:

(I)

to the Class 2-A-7 Certificates, up to the Class 2-A-7 Priority Amount of the amount available to be distributed pursuant to this subclause, until the Class Principal Amount thereof has been reduced to zero;

(II)

to the Class 2-A-2, Class 2-A-3, Class 2-A-4, Class 2-A-5 and Class 2-A-6 Certificates, sequentially, in that order, until the Class Principal Amount of each such Class has been reduced to zero;

(III)

to the Class 2-A-7 Certificates, until the Class Principal Amount thereof has been reduced to zero;

(iv)

to the Class 2-A-1 Certificates until the Class Principal Amount of each such Class has been reduced to zero;

(B)

10.0000692238%, to the Class 2-A-8 Certificates, until the Class Principal Amount thereof has been reduced to zero;

(2)

To the Class 2-M-1 Certificates, until the Class Principal Amount thereof has been reduced to zero;

(3)

To the Class 2-M-2 Certificates, until the Class Principal Amount thereof has been reduced to zero;

(4)

To the Class 2-B-1 Certificates, until the Class Principal Amount thereof has been reduced to zero; and

(5)

To the Class 2-B-2 Certificates, until the Class Principal Amount thereof has been reduced to zero.

(ii)

On each Distribution Date (a) on or after the Pool 2 Step-Down Date and (b) on which a Pool 2 Trigger Event is not in effect, the Securities Administrator will withdraw from the Distribution Account that portion of the Available Distribution Amount for Pool 2 equal to the Pool 2 Principal Distribution Amount for such Distribution Date, and make the following disbursements and transfers in the order of priority described below:

(1)

To the Pool 2 Senior Certificates, the Pool 2 Senior Principal Distribution Amount for such Distribution Date, concurrently, as follows:

(A)

89.9999307762%, sequentially, as follows:

(i)

To the Class 2-A-2, Class 2-A-3, Class 2-A-4, Class 2-A-5, Class 2-A-6 and Class 2-A-7 Certificates, in an amount not to exceed $1,000 on any Distribution Date, sequentially, as follows:

(I)

to the Class 2-A-7 Certificates, up to the Class 2-A-7 Priority Amount Percentage of the amount available to be distributed pursuant to this subclause, until the Class Principal Amount thereof has been reduced to zero;

(II)

to the Class 2-A-2, Class 2-A-3, Class 2-A-4, Class 2-A-5 and Class 2-A-6 Certificates, sequentially, in that order, until the Class Principal Amount of each such Class has been reduced to zero;

(III)

to the Class 2-A-7 Certificates, until the Class Principal Amount thereof has been reduced to zero;

(ii)

To the Class 2-A-1 Certificates, as described below in Section 5.02(e)(iii)(1) through (6).

(iii)

to the Class 2-A-2, Class 2-A-3, Class 2-A-4, Class 2-A-5, Class 2-A-6 and Class 2-A-7 Certificates, sequentially, as follows:

(I)

to the Class 2-A-7 Certificates, up to the Class 2-A-7 Priority Amount of the amount available to be distributed pursuant to this subclause, until the Class Principal Amount thereof has been reduced to zero;

(II)

to the Class 2-A-2, Class 2-A-3, Class 2-A-4, Class 2-A-5 and Class 2-A-6 Certificates, sequentially, in that order, until the Class Principal Amount of each such Class has been reduced to zero;

(III)

to the Class 2-A-7 Certificates, until the Class Principal Amount thereof has been reduced to zero;

(iv)

to the Class 2-A-1 Certificates, until the Class Principal Amount of each such Class has been reduced to zero;

(B)

10.0000692238%, to the Class 2-A-8 Certificates, until the Class Principal Amount thereof has been reduced to zero;

(2)

To the Class 2-M-1 Certificates, the related Pool 2 Mezzanine Class Principal Distribution Amount for such Distribution Date, until the Class Principal Amount thereof has been reduced to zero;

(3)

To the Class 2-M-2 Certificates, the related Pool 2 Mezzanine Class Principal Distribution Amount for such Distribution Date, until the Class Principal Amount thereof has been reduced to zero;

(4)

To the Class 2-B-1 Certificates, the related Pool 2 Subordinate Class Principal Distribution Amount for such Distribution Date, until the Class Principal Amount thereof has been reduced to zero; and

(5)

To the Class 2-B-2 Certificates, the related Pool 2 Subordinate Class Principal Distribution Amount for such Distribution Date, until the Class Principal Amount thereof has been reduced to zero.

(iii)

To the Class 2-A-1 Certificates, as follows:

(1)

an amount not to exceed $915,000 on each Distribution Date; provided, however, that the aggregate amount paid pursuant to this clause shall not exceed $10,980,000;

(2)

on or after the Distribution Date in December 2007, an amount not to exceed $866,000 on each Distribution Date; provided, however, that the aggregate amount paid pursuant to this clause shall not exceed $10,392,000;

(3)

on or after the Distribution Date in December 2008, an amount not to exceed $817,000 on each Distribution Date; provided, however, that the aggregate amount paid pursuant to this clause shall not exceed $9,804,000;

(4)

on or after the Distribution Date in December 2009, an amount not to exceed $768,000 on each Distribution Date; provided, however, that the aggregate amount paid pursuant to this clause shall not exceed $9,216,000;

(5)

on or after the Distribution Date in December 2010, an amount not to exceed $719,000 on each Distribution Date; provided, however, that the aggregate amount paid pursuant to this clause shall not exceed $8,628,000; and

(6)

on or after the Distribution Date in December 2011, an amount not to exceed $674,000 on each Distribution Date; provided, however, that the aggregate amount paid pursuant to this clause shall not exceed $13,480,000;

Any Pool 2 Principal Distribution Amount remaining undistributed after giving effect to clauses (e)(i)(1)-(5) and (e)(ii)(1)-(5) above shall be used in determining the amount of Pool 2 Net Monthly Excess Cashflow, if any, for such Distribution Date.

(f)

On each Distribution Date, the Pool 2 Net Monthly Excess Cashflow shall be distributed as follows:

(i)

to the Class or Classes of Pool 2 Certificates then entitled to receive distributions in respect of principal, in an amount equal to any Pool 2 Overcollateralization Increase Amount, payable to such holders as part of the Pool 2 Principal Distribution Amount in the amount and priority for such Distribution Date set forth under Section 5.02(e) above;

(ii)

to the Pool 2 Senior Certificates, pro rata based on amounts due, in an amount equal to the Unpaid Realized Loss Amount allocable to each such Class;

(iii)

to the Class 2-M-1 Certificates, in an amount equal to the unpaid Interest Shortfall allocable to such Class;

(iv)

to the Class 2-M-1 Certificates, in an amount equal to the Unpaid Realized Loss Amount allocable to such Class;

(v)

to the Class 2-M-2 Certificates, in an amount equal to the unpaid Interest Shortfall allocable to such Class;

(vi)

to the Class 2-M-2 Certificates, in an amount equal to the Unpaid Realized Loss Amount allocable to such Class;

(vii)

to the Class 2-B-1 Certificates, in an amount equal to the unpaid Interest Shortfall allocable to such Class;

(viii)

to the Class 2-B-1 Certificates, in an amount equal to the Unpaid Realized Loss Amount allocable to such Class;

(ix)

to the Class 2-B-2 Certificates, in an amount equal to the unpaid Interest Shortfall allocable to such Class;

(x)

to the Class 2-B-2 Certificates, in an amount equal to the Unpaid Realized Loss Amount allocable to such Class;

(xi)

concurrently, to the holders of the Pool 2 Senior Certificates, pro rata, in an amount equal to each such Class’ previously allocated and not reimbursed share of Pool 2 Net Interest Shortfalls, if any;

(xii)

to the Class 2-M-1 Certificates, in an amount equal to such Class’ previously allocated and not reimbursed share of Pool 2 Net Interest Shortfalls, if any;

(xiii)

to the Class 2-M-2 Certificates, in an amount equal to such Class’ previously allocated and not reimbursed share of Pool 2 Net Interest Shortfalls, if any;

(xiv)

to the Class 2-B-1 Certificates, in an amount equal to such Class’ previously allocated and not reimbursed share of Pool 2 Net Interest Shortfalls, if any;

(xv)

to the Class 2-B-2 Certificates, in an amount equal to such Class’ previously allocated and not reimbursed share of Pool 2 Net Interest Shortfalls, if any;

(xvi)

to the Pool 2 Certificates, an amount equal to any Net WAC Shortfall Carryover Amounts for such Classes and Distribution Date, payable in accordance with the priority set forth under 5.02(d) above;

(xvii)

to the Securities Administrator, the Custodians or the Trustee in respect of any unreimbursed expenses and indemnifications owing thereto in respect of Pool 2 permitted pursuant to this Agreement;

(xviii)

to the holders of the Class 2-CE Certificates, the Class 2-CE Distribution Amount on such Distribution Date; and

(xix)

to the holders of the Class A-R Certificates, any remaining amounts to the extent attributable to the Master REMIC and otherwise to the 2-LT-R Interest.

(g)

Amounts distributed to the Residual Certificates pursuant to Section 5.02(c)(xxx) or 5.02(f)(xix) on any Distribution Date shall be allocated among the related REMIC residual interests represented thereby such that each such interest is allocated the excess of funds available to the related REMIC over required distributions to the regular interests in such REMIC on such Distribution Date.

(h)

The Securities Administrator shall distribute the related Redemption Price of any optional termination pursuant to Section 7.01(c) in excess of the Par Value to the holders of the related Uncertificated Interest.

(i)

For purposes of distributions of interest pursuant to Section 5.02 such distributions to a Class of Certificates on any Distribution Date shall be made first, in respect of Current Interest; and second, in respect of Interest Shortfalls.

(j)

On the Closing Date, the Securities Administrator shall establish an account (the “Class 1-P Reserve Fund”), which shall be an Eligible Account.  The Class 1-P Reserve Fund shall be entitled “Class 1-P Reserve Fund, HSBC Bank USA, National Association, as Trustee for the benefit of the holders of the JPALT 2006-A7 Class 1-P Certificates.”  On the Closing Date the Depositor will deposit $100 into the Class 1-P Reserve Fund.  On each Distribution Date, the Securities Administrator, as Paying Agent, shall distribute the aggregate of all Prepayment Premiums for the Pool 1 Mortgage Loans collected or paid by the Servicers and received by the Securities Administrator with respect to the preceding Prepayment Period to the Class 1-P Certificates.  Beginning with the first Distribution Date immediately following the expiration of the latest prepayment penalty term with respect to the Pool 1 Mortgage Loans and in no event later than the Distribution Date in November 2011, to the extent of available funds, on such date, the Class 1-P Certificates shall be entitled to its outstanding Class Principal Amount from amounts on deposit in the Class 1-P Reserve Fund.

On the Closing Date, the Securities Administrator shall establish an account (the “Class 2-P Reserve Fund”), which shall be an Eligible Account.  The Class 2-P Reserve Fund shall be entitled “Class 2-P Reserve Fund, HSBC Bank USA, National Association, as Trustee for the benefit of the holders of the JPALT 2006-A7 Class 2-P Certificates.”  On the Closing Date the Depositor will deposit $100 into the Class 2-P Reserve Fund. On each Distribution Date, the Securities Administrator, as Paying Agent, shall distribute the aggregate of all Prepayment Premiums for the Pool 2 Mortgage Loans collected or paid by the Servicers and received by the Securities Administrator with respect to the preceding Prepayment Period to the Class 2-P Certificates.  Beginning with the first Distribution Date immediately following the expiration of the latest prepayment penalty term with respect to the Pool 2 Mortgage Loans and in no event later than the Distribution Date in November 2011, to the extent of available funds, on such date, the Class 2-P Certificates shall be entitled to its outstanding Class Principal Amount from amounts on deposit in the Class 2-P Reserve Fund.

(k)

The Securities Administrator shall establish an account (the “Class A-R Reserve Fund”), which shall be an Eligible Account.  The Class A-R Reserve Fund shall be entitled “Class A-R Reserve Fund, HSBC Bank USA, National Association, as Trustee for the benefit of the holders of the JPALT 2006-A7 Class A-R Certificates.”  The Depositor will deposit $100 into the Class A-R Reserve Fund.  On the first Distribution Date, the Securities Administrator shall distribute the amount on deposit in the Class A-R Reserve Fund to the Class A-R Certificates, until its outstanding Class Principal Amount has been reduced to zero.

SECTION 5.03

Allocation of Losses.

(a)

Applied Loss Amounts on the Pool 1 Mortgage Loans shall be allocated by the Securities Administrator to the Certificates as follows:

first, to the Class 1-B-2 Certificates,

second, to the Class 1-B-1 Certificates,

third, to the Class 1-M-5 Certificates,

fourth, to the Class 1-M-4 Certificates,

fifth, to the Class 1-M-3 Certificates,

sixth, to the Class 1-M-2 Certificates,

seventh, to the Class 1-M-1 Certificates, and

eighth, to the Pool 1 Senior Certificates, pro rata based on Class Principal Amount, in each instance until their Class Principal Amounts are reduced to zero; provided, however, that Realized Losses that would otherwise be allocated to the Class 1-A-1, Class 1-A-2, Class 1-A-3 and Class 1-A-4 Certificates will instead be allocated to the Class 1-A-5 Certificates, until the Class Principal Amount of the Class 1-A-5 Certificates has been reduced to zero.

(b)

Applied Loss Amounts on the Pool 2 Mortgage Loans shall be allocated by the Securities Administrator to the Certificates as follows:

first, to the Class 2-B-2 Certificates,

second, to the Class 2-B-1 Certificates,

third, to the Class 2-M-2 Certificates,

fourth, to the Class 2-M-1 Certificates, and

fifth, to the Pool 2 Senior Certificates, pro rata based on Class Principal Amount, in each instance until their Class Principal Amounts are reduced to zero; provided, however, that Realized Losses that would otherwise be allocated to the Class 2-A-1, Class 2-A-2, Class 2-A-3, Class 2-A-4, Class 2-A-5, Class 2-A-6 and Class 2-A-7 Certificates will instead be allocated to the Class 2-A-8 Certificates, until the Class Principal Amount of the Class 2-A-8 Certificates has been reduced to zero.

(c)

Any allocation of a loss pursuant to this Section 5.03 to a Class of Certificates shall be achieved by reducing the Class Principal Amount thereof by the amount of such loss.

(d)

If Subsequent Recoveries have been received with respect to a Liquidated Mortgage Loan, the amount of such Subsequent Recoveries will be applied sequentially, in the order of payment priority, to increase the Class Principal Amount of each Class of Certificates related to the Pool in which the Subsequent Recovery was received, but in each case by not more than the amount of unreimbursed Applied Loss Amounts (reimbursed either though previous distributions of Unpaid Realized Loss Amounts pursuant to Section 5.02(c) or 5.02(f), as applicable, or increases in the Class Principal Amount of such Class pursuant to this Section 5.03(d)) previously allocated to that Class of Certificates pursuant to this Section 5.03.   Holders of such Certificates will not be entitled to any payment in respect of the related Interest Distribution Amount on the amount of such increases for any Accrual Period preceding the Distribution Date on which such increase occurs.  Any such increases shall be applied pro rata to the Class Principal Amount of each Certificate of such Class.

SECTION 5.04

Advances by Master Servicer.

If any Servicer fails to remit any Advance required to be made under the related Purchase and Servicing Agreement or Servicing Agreement, as applicable, the Master Servicer shall itself make, or shall cause the successor Servicer to make, such Advance.  If the Master Servicer determines that such an Advance is required, it shall on the Business Day immediately preceding the related Distribution Date remit to the Securities Administrator from its own funds (or funds advanced by such Servicer) for deposit in the Distribution Account immediately available funds in an amount equal to such Advance.  The Master Servicer and each Servicer shall be entitled to be reimbursed for all Advances made by it. Notwithstanding anything to the contrary herein, in the event the Master Servicer determines in its reasonable judgment that an Advance is non-recoverable, the Master Servicer shall be under no obligation to make such Advance.  If the Master Servicer determines that an Advance  is non-recoverable, it shall, on or prior to the related Distribution Date, deliver an Officer’s Certificate to the Securities Administrator to such effect (provided, however, that the Master Servicer need not provide such Officer’s Certificate to the Securities Administrator so long as the Master Servicer and the Securities Administrator are the same Person).

SECTION 5.05

Compensating Interest Payments.

The amount of the aggregate Master Servicing Fees payable to the Master Servicer in respect of any Distribution Date shall be reduced (but not below zero) by the amount of any Compensating Interest Payment for such Distribution Date. Such amount shall not be treated as an Advance and shall not be reimbursable to the Master Servicer, unless a Servicer pays such Prepayment Interest Shortfall amount for a Distribution Date subsequent to that Distribution Date on which the Master Servicer paid such Compensating Interest Payment.

SECTION 5.06

Swap Trust.

(a)

A separate trust is hereby established (the “Swap Trust”), the corpus of which shall be held by U.S. Bank National Association as swap trustee (the “Swap Trustee”), in trust, for the benefit of the holders of the Certificates.  The Securities Administrator shall establish and maintain an account entitled “Swap Account of U.S. Bank National Association, as Swap Trustee for the benefit of J.P. Morgan Alternative Loan Trust 2006-A7, Holders of Mortgage Pass-Through Certification – Swap Account.” The Swap Trustee shall have no duty or responsibility with respect to the Swap Trust and shall have no liability to the Certificateholders or Swap Counterparty with respect to the Swap Trust or the funds held in or distributed from the Swap Account.  The Swap Account shall be an Eligible Account, and funds on deposit therein shall be held separate and apart from, and shall not be commingled with, any other moneys, including, without limitation, moneys of the Securities Administrator held pursuant to this Agreement and amounts therein shall remain uninvested.

(b)

On each Distribution Date, prior to any distribution to any Certificate, the Securities Administrator shall withdraw from the Distribution Account pursuant to Sections 5.02(a)(i), 5.02(b)(i) and 5.02(c)(i) any amounts required to be paid to the Swap Provider and shall distribute any such amounts to the Swap Provider.  The Securities Administrator shall deposit into the Swap Account any Net Swap Payments received from the Swap Provider and shall distribute from the Swap Account any such amounts to holders of the Certificates on each Distribution Date pursuant to Section 5.09.

(c)

Funds in the Swap Account shall remain uninvested. The Class 1-CE Certificates shall evidence ownership of the Swap Trust for federal income tax purposes.

(d)

Upon termination of the Trust Fund, any amounts remaining in the Swap Account after payment of amounts owing to the Swap Provider shall be distributed pursuant to the priorities set forth in Section 5.09.

(e)

It is the intention of the parties hereto that, for federal and state income and state and local franchise tax purposes, the Swap Trust be disregarded as an entity separate from the holder for the Class 1-CE Certificates unless and until the date when either (a) there is more than one Class 1-CE Certificateholder or (b) any Class of Certificates in addition to the Class 1-CE Certificates is recharacterized as representing ownership of an equity interest in the Swap Trust for federal income tax purposes.

(f)

The Swap Trustee is hereby directed, on or prior to the Closing Date, on behalf of the Swap Trust, to enter into and assume the obligations under the Swap Agreement with the Swap Provider for the benefit of the Holders of the Pool 1 Certificates, in the form presented to it by the Depositor.  The Depositor shall pay or cause to be paid on behalf of the Swap Trust the payments, if any, owed to the Swap Provider as of the Closing Date under the Swap Agreement.  The Swap Trustee shall not, individually or personally, have any liability to perform any covenant either express or implied contained in the Swap Agreement, and under no circumstance shall the Swap Trustee be personally liable for the payment of any amounts payable by the Swap Trust under the Swap Agreement or any expenses of the Swap Trust or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Swap Trust under the Swap Agreement.

(g)

The Swap Trustee shall have all of the rights and protections of the Securities Administrator hereunder.

SECTION 5.07

Rights of Swap Provider.

The Swap Provider shall be deemed a third-party beneficiary of this Agreement to the same extent as if it were a party hereto and shall have the right to enforce its rights under this Agreement, which rights include but are not limited to, the obligation of the Securities Administrator (A) to pay any Net Swap Payment and any Swap Termination Payment to the Swap Provider and (B) to establish and maintain the Swap Account, to make such deposits thereto, investments therein and distributions therefrom as are required pursuant to Section 5.06.  For the protection and enforcement of the provisions of this Section, the Swap Provider shall be entitled to relief as can be given either at law or in equity.

SECTION 5.08

Replacement of Swap Provider.

In the event that the Securities Administrator, on behalf of the Swap Trust, and at the direction of the Depositor, enters into a replacement Swap Agreement with a replacement swap counterparty (the “Replacement Swap Counterparty”), then (a) to the extent that the Swap Trust would be required to make a Swap Termination Payment to the Swap Provider and (b) to the extent the Replacement Swap Counterparty pays to assume the rights and obligations of the Swap Provider under the Swap Agreement (the “Replacement Payment”), the Securities Administrator, on behalf of the Swap Trust, and the Swap Provider agree that such Replacement Payment shall be paid to the Swap Provider and shall, only to the extent actually paid by the Replacement Swap Counterparty to the Swap Provider, constitute satisfaction in full of the obligations of the Swap Trust to the Swap Provider in respect of the assignment of the outstanding transaction under the Swap Agreement to the Replacement Swap Counterparty or the replacement of such transaction with the Replacement Swap Counterparty.  In addition, upon termination of the Swap Provider and to the extent that the Swap Provider would be required to make a Swap Termination Payment to the Swap Trust, such Swap Termination Payment shall be deposited into the Swap Account and shall be used to make any upfront payment required to be made to a Replacement Swap Counterparty.

Notwithstanding anything to the contrary contained herein, in the event that a replacement swap agreement is not obtained within 30 days after receipt by the Securities Administrator of the Swap Termination Payment paid by the terminated Swap Provider, the Securities Administrator shall deposit such Swap Termination Payment into the Swap Account and the Securities Administrator shall, on each Distribution Date, withdraw from such Swap Account, an amount equal to the Net Swap Payment, if any, that would have been paid to the Swap Trust by the original Swap Provider (computed in accordance with the terms of the original Swap Agreement) and distribute such amount in accordance with Section 5.09 of this Agreement.

SECTION 5.09

Distribution of Net Swap Payments.

On each Distribution Date, the Securities Administrator, based solely on the information provided by the Swap Provider, shall distribute any amounts on deposit in the Swap Account in the following order of priority prior to giving effect to distributions pursuant to Section 5.02 on such Distribution Date, except for distributions required pursuant to Section 5.02(a) on such Distribution Date:

(i)

to the Pool 1 Principal Remittance Amount, in an amount equal to the Realized Losses on the Pool 1 Mortgage Loans during the related Due Period;

(ii)

until the Pool 1 Overcollateralized Amount equals the Pool 1 Overcollateralization Target Amount, to the Pool 1 Senior Certificates, the Pool 1 Mezzanine Certificates and the Pool 1 Subordinate Certificates, in accordance with the priority set forth under Section 5.02(b) above;

(iii)

to the Pool 1 Senior Certificates, pro rata, based on amounts due, in an amount equal to any accrued interest due and any unpaid Interest Shortfall allocable to such Class;

(iv)

to the Class 1-M-1 Certificates, in an amount equal to any accrued interest due and any unpaid Interest Shortfall allocable to such Class;

(v)

to the Class 1-M-2 Certificates, in an amount equal to any accrued interest due and any unpaid Interest Shortfall allocable to such Class;

(vi)

to the Class 1-M-3 Certificates, in an amount equal to any accrued interest due and any unpaid Interest Shortfall allocable to such Class;

(vii)

to the Class 1-M-4 Certificates, in an amount equal to any accrued interest due and any unpaid Interest Shortfall allocable to such Class;

(viii)

to the Class 1-M-5 Certificates, in an amount equal to any accrued interest due and any unpaid Interest Shortfall allocable to such Class;

(ix)

to the Class 1-B-1 Certificates, in an amount equal to any accrued interest due and any unpaid Interest Shortfall allocable to such Class;

(x)

to the Class 1-B-2 Certificates, in an amount equal to any accrued interest due and any unpaid Interest Shortfall allocable to such Class;

(xi)

to the Pool 1 Senior Certificates, pro rata, in an amount equal to each such Class’ previously allocated and not reimbursed share of Pool 1 Net Interest Shortfalls, if any;

(xii)

to the Class 1-M-1 Certificates, in an amount equal to such Class’ previously allocated and not reimbursed share of Pool 1 Net Interest Shortfalls, if any;

(xiii)

to the Class 1-M-2 Certificates, in an amount equal to such Class’ previously allocated and not reimbursed share of Pool 1 Net Interest Shortfalls, if any;

(xiv)

to the Class 1-M-3 Certificates, in an amount equal to such Class’ previously allocated and not reimbursed share of Pool 1 Net Interest Shortfalls, if any;

(xv)

to the Class 1-M-4 Certificates, in an amount equal to such Class’ previously allocated and not reimbursed share of Pool 1 Net Interest Shortfalls, if any;

(xvi)

to the Class 1-M-5 Certificates, in an amount equal to such Class’ previously allocated and not reimbursed share of Pool 1 Net Interest Shortfalls, if any;

(xvii)

to the Class 1-B-1 Certificates, in an amount equal to such Class’ previously allocated and not reimbursed share of Pool 1 Net Interest Shortfalls, if any;

(xviii)

to the Class 1-B-2 Certificates, in an amount equal to such Class’ previously allocated and not reimbursed share of Pool 1 Net Interest Shortfalls, if any;

(xix)

to the Pool 1 Certificates, an amount equal to any Basis Risk Shortfall Carryover Amounts for such Certificates and Distribution Date, payable in accordance with the priority set forth under Section 5.02(a) above;

(xx)

to the Pool 1 Senior Certificates, pro rata, based on amounts due, in an amount equal to the Unpaid Realized Loss Amount allocable to each such class;

(xxi)

to the Class 1-M-1 Certificates, in an amount equal to the Unpaid Realized Loss Amount allocable to such Class;

(xxii)

to the Class 1-M-2 Certificates, in an amount equal to the Unpaid Realized Loss Amount allocable to such Class;

(xxiii)

to the Class 1-M-3 Certificates, in an amount equal to the Unpaid Realized Loss Amount allocable to such Class;

(xxiv)

to the Class 1-M-4 Certificates, in an amount equal to the Unpaid Realized Loss Amount allocable to such Class;

(xxv)

to the Class 1-M-5 Certificates, in an amount equal to the Unpaid Realized Loss Amount allocable to such Class;

(xxvi)

to the Class 1-B-1 Certificates, in an amount equal to the Unpaid Realized Loss Amount allocable to such Class; and

(xxvii)

to the Class 1-B-2 Certificates, in an amount equal to the Unpaid Realized Loss Amount allocable to such Class.

Notwithstanding the allocations set forth above, with respect to any Distribution Date, the total of the amounts paid to the Pool 1 Certificates pursuant to clauses (i), (ii) and (xx) – (xviii) on such Distribution Date and all prior Distribution Date shall not exceed the amount of cumulative Realized Losses incurred on the Pool 1 Mortgage Loans since the Cut-off Date.

ARTICLE VI

CONCERNING THE TRUSTEE AND
THE SECURITIES ADMINISTRATOR; EVENTS OF DEFAULT

SECTION 6.01

Duties of Trustee and the Securities Administrator.

(a)

The Trustee, except during the continuance of an Event of Default, and the Securities Administrator undertakes to perform such duties and only such duties as are specifically set forth in this Agreement.  Any permissive right of the Trustee or the Securities Administrator provided for in this Agreement shall not be construed as a duty of the Trustee or the Securities Administrator.  If an Event of Default has occurred and has not otherwise been cured or waived, the Trustee shall exercise such of the rights and powers vested in it by this Agreement and use the same degree of care and skill in their exercise as a prudent Person would exercise or use under the circumstances in the conduct of such Person’s own affairs, unless the Trustee is acting as master servicer of the Mortgage Loans, in which case it shall use the same degree of care and skill as a master servicer of the Mortgage Loans hereunder.

(b)

Each of the Trustee and the Securities Administrator, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee or the Securities Administrator which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them, subject to the limitations set forth in Section 6.01(l), to determine whether they are in the form required by this Agreement to the extent specified herein; provided, however, that neither the Trustee nor the Securities Administrator shall be responsible for the accuracy or content of any such resolution, certificate, statement, opinion, report, document, order or other instrument furnished by the Master Servicer or any Servicer or any other Person to the Trustee or the Securities Administrator pursuant to this Agreement, and shall not be required to recalculate or verify any numerical information furnished to the Trustee or the Securities Administrator pursuant to this Agreement.  Subject to the immediately preceding sentence, if any such resolution, certificate, statement, opinion, report, document, order or other instrument is found not to conform to the form required by this Agreement in a material manner the Securities Administrator shall notify the Person providing such instrument of such nonconformance and request that such instrument be corrected, and if the instrument is not corrected to the Securities Administrator ’s satisfaction, the Securities Administrator will provide notice thereof to the Certificateholders and will, at the expense of the Trust Fund, which expense shall be reasonable given the scope and nature of the required action, take such further action as directed by the Certificateholders.

(c)

Neither the Trustee nor the Securities Administrator shall have any liability arising out of or in connection with this Agreement, except for its negligence or willful misconduct.  Notwithstanding anything in this Agreement to the contrary, neither the Trustee nor the Securities Administrator shall be liable for special, indirect or consequential losses or damages of any kind whatsoever (including, but not limited to, lost profits).  No provision of this Agreement shall be construed to relieve the Trustee or the Securities Administrator from liability for its own negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that:

(i)

The Trustee shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of Holders of Certificates as provided in Section 6.18 hereof;

(ii)

For all purposes under this Agreement, the Trustee shall not be deemed to have notice of any Event of Default unless a Responsible Officer of the Trustee has actual knowledge thereof or unless written notice of any event which is in fact such a default is received by the Trustee at the Corporate Trust Office of the Trustee, and such notice references the Holders of the Certificates and this Agreement;

(iii)

For all purposes under this Agreement, the Securities Administrator shall not be deemed to have notice of any Event of Default (other than resulting from a failure by the Master Servicer (i) to remit funds (or to make Advances) or (ii) to furnish information to the Securities Administrator when required to do so) unless a Responsible Officer of the Securities Administrator has actual knowledge thereof or unless written notice of any event which is in fact such a default is received by the Securities Administrator at the address provided in Section 12.07, and such notice references the Holders of the Certificates and this Agreement;

(iv)

No provision of this Agreement shall require the Trustee or the Securities Administrator to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it; and none of the provisions contained in this Agreement shall in any event require the Trustee or the Securities Administrator to perform, or be responsible for the manner of performance of, any of the obligations of the Master Servicer under this Agreement or the Servicers under the Purchase and Servicing Agreements;

(v)

Neither the Trustee nor the Securities Administrator shall be responsible for any act or omission of the Master Servicer, the Depositor, the Seller, any Servicer or any Custodian.

(d)

The Trustee shall have no duty hereunder with respect to any complaint, claim, demand, notice or other document it may receive or which may be alleged to have been delivered to or served upon it by the parties as a consequence of the assignment of any Mortgage Loan hereunder; provided, however, that the Trustee shall promptly remit to the Securities Administrator upon receipt any such complaint, claim, demand, notice or other document (i) which is delivered to the Corporate Trust Office of the Trustee, (ii) of which a Responsible Officer has actual knowledge, and (iii) which contains information sufficient to permit the Trustee to make a determination that the real property to which such document relates is a Mortgaged Property.

(e)

Neither the Trustee nor the Securities Administrator shall be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of the Certificateholders of any Class holding Certificates which evidence, as to such Class, Percentage Interests aggregating not less than 25% as to the time, method and place of conducting any proceeding for any remedy available to the Trustee or the Securities Administrator or exercising any trust or power conferred upon the Trustee or the Securities Administrator, as applicable, under this Agreement.

(f)

Neither the Trustee nor the Securities Administrator shall be required to perform services under this Agreement, or to expend or risk its own funds or otherwise incur financial liability for the performance of any of its duties hereunder or the exercise of any of its rights or powers if there is reasonable ground for believing that the timely payment of its fees and expenses or the repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it, and none of the provisions contained in this Agreement shall in any event require the Trustee or the Securities Administrator, as applicable, to perform, or be responsible for the manner of performance of, any of the obligations of the Master Servicer or any Servicer under this Agreement or any Purchase and Servicing Agreement or Servicing Agreement, as applicable, except during such time, if any, as the Trustee shall be the successor to, and be vested with the rights, duties, powers and privileges of, the Master Servicer in accordance with the terms of this Agreement.

(g)

The Trustee shall not be held liable by reason of any insufficiency in the Distribution Account resulting from any investment loss on any Permitted Investment included therein (except to the extent that the Trustee is the obligor and has defaulted thereon).

(h)

Neither the Trustee nor the Securities Administrator shall have any duty (A) to see to any recording, filing, or depositing of this Agreement or any agreement referred to herein or any financing statement or continuation statement evidencing a security interest, or to see to the maintenance of any such recording or filing or depositing or to any rerecording, refiling or redepositing of any thereof, (B) to see to any insurance, (C) to see to the payment or discharge of any tax, assessment, or other governmental charge or any lien or encumbrance of any kind owing with respect to, assessed or levied against, any part of the Trust Fund other than from funds available in the Distribution Account, or (D) to confirm or verify the contents of any reports or certificates of the Master Servicer or any Servicer delivered to the Trustee or the Securities Administrator pursuant to this Agreement believed by the Trustee or the Securities Administrator, as applicable, to be genuine and to have been signed or presented by the proper party or parties.

(i)

Neither the Securities Administrator nor the Trustee shall be liable in its individual capacity for an error of judgment made in good faith by a Responsible Officer or other officers of the Trustee or the Securities Administrator, as applicable, unless it shall be proved that the Trustee or the Securities Administrator, as applicable, was negligent in ascertaining the pertinent facts.

(j)

Notwithstanding anything in this Agreement to the contrary, neither the Securities Administrator nor the Trustee shall be liable for special, indirect or consequential losses or damages of any kind whatsoever (including, but not limited to, lost profits), even if the Trustee or the Securities Administrator, as applicable, has been advised of the likelihood of such loss or damage and regardless of the form of action.

(k)

Neither the Securities Administrator nor the Trustee shall be responsible for the acts or omissions of the other, it being understood that this Agreement shall not be construed to render them agents of one another, or of the Master Servicer or of any Servicer.

(l)

The Trustee shall have no duty to recompute, recalculate or verify the accuracy of any resolution, certificate, statement, opinion, report, document, order or other instrument so furnished to the Trustee.

(m)

The Trustee shall have no responsibility for any act or omission of the Securities Administrator or any Custodian, it being understood and agreed that the Trustee, the Securities Administrator and each Custodian are independent contractors and not agents, partners or joint venturers.

SECTION 6.02

Certain Matters Affecting the Trustee and the Securities Administrator.

Except as otherwise provided in Section 6.01:

(i)

Each of the Trustee and the Securities Administrator may request, and may rely and shall be protected in acting or refraining from acting upon any resolution, Officer’s Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

(ii)

Each of the Trustee and the Securities Administrator may consult with counsel and any advice of its counsel or Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such advice or Opinion of Counsel;

(iii)

Neither the Trustee nor the Securities Administrator shall be personally liable for any action taken, suffered or omitted by it in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

(iv)

Unless an Event of Default shall have occurred and be continuing, neither the Trustee nor the Securities Administrator shall be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document (provided the same appears regular on its face), unless requested in writing to do so by the Holders of at least a majority in Class Principal Amount (or Percentage Interest) of each Class of Certificates; provided, however, that, if the payment within a reasonable time to the Trustee or the Securities Administrator, as applicable, of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee or the Securities Administrator, as applicable, not reasonably assured to the Trustee or the Securities Administrator by the security afforded to it by the terms of this Agreement, the Trustee or the Securities Administrator, as applicable, may require reasonable indemnity against such expense or liability or payment of such estimated expenses from the Certificateholders as a condition to proceeding.  The reasonable expense thereof shall be paid by the party requesting such investigation and if not reimbursed by the requesting party shall be reimbursed to the Trustee and the Securities Administrator by the Trust Fund;

(v)

Each of the Trustee and the Securities Administrator may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents, custodians or attorneys, which agents, custodians or attorneys shall have any and all of the rights, powers, duties and obligations of the Trustee and the Securities Administrator conferred on them by such appointment, provided that each of the Trustee and the Securities Administrator shall continue to be responsible for its duties and obligations hereunder to the extent provided herein, and provided further that neither the Trustee nor the Securities Administrator shall be responsible for any misconduct or negligence on the part of any such agent or attorney appointed with due care by the Trustee or the Securities Administrator, as applicable;

(vi)

Neither the Trustee nor the Securities Administrator shall be under any obligation to exercise any of the trusts or powers vested in it by this Agreement or to institute, conduct or defend any litigation hereunder or in relation hereto, in each case at the request, order or direction of any of the Certificateholders pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trustee or the Securities Administrator, as applicable, reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby;

(vii)

The right of the Trustee and the Securities Administrator to perform any discretionary act enumerated in this Agreement shall not be construed as a duty, and neither the Trustee nor the Securities Administrator shall be answerable for other than its negligence or willful misconduct in the performance of such act; and

(viii)

Neither the Trustee nor the Securities Administrator shall be required to give any bond or surety in respect of the execution of the Trust Fund created hereby or the powers granted hereunder.

SECTION 6.03

Trustee and Securities Administrator Not Liable for Certificates.

The Trustee and the Securities Administrator make no representations as to the validity or sufficiency of this Agreement or of the Certificates (other than, in the case of the Securities Administrator, the certificate of authentication on the Certificates) or of any Mortgage Loan or related document save that the Trustee and the Securities Administrator represent that, assuming due execution and delivery by the other parties hereto, this Agreement has been duly authorized, executed and delivered by it and constitutes its valid and binding obligation, enforceable against it in accordance with its terms except that such enforceability may be subject to (A) applicable bankruptcy and insolvency laws and other similar laws affecting the enforcement of the rights of creditors generally, and (B) general principles of equity regardless of whether such enforcement is considered in a proceeding in equity or at law.  The Trustee and the Securities Administrator shall not be accountable for the use or application by the Depositor of funds paid to the Depositor in consideration of the assignment of the Mortgage Loans to the Trust Fund by the Depositor or for the use or application of any funds deposited into the Distribution Account or any other fund or account maintained with respect to the Certificates.  The Trustee and the Securities Administrator shall not be responsible for the legality or validity of this Agreement or the validity, priority, perfection or sufficiency of the security for the Certificates issued or intended to be issued hereunder.  The Trustee and the Securities Administrator shall have no responsibility for filing any financing or continuation statement in any public office at any time or to otherwise perfect or maintain the perfection of any security interest or lien granted to it hereunder or to record this Agreement.

SECTION 6.04

Trustee and the Securities Administrator May Own Certificates.

The Trustee and the Securities Administrator and any Affiliate or agent of either of them in its individual or any other capacity may become the owner or pledgee of Certificates and may transact banking and trust business with the other parties hereto and their Affiliates with the same rights it would have if it were not Trustee, Securities Administrator or such agent.

SECTION 6.05

Eligibility Requirements for Trustee.

The Trustee hereunder shall at all times be (i) an institution insured by the FDIC, (ii) a corporation or national banking association, organized and doing business under the laws of any State or the United States of America, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by federal or state authority and (iii) not an Affiliate of the Master Servicer or any Servicer.  If such corporation or national banking association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then, for the purposes of this Section, the combined capital and surplus of such corporation or national banking association shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published.  In case at any time the Trustee shall cease to be eligible in accordance with provisions of this Section, the Trustee shall resign immediately in the manner and with the effect specified in Section 6.06.

SECTION 6.06

Resignation and Removal of Trustee and the Securities Administrator.

(a)

Each of the Trustee and the Securities Administrator may at any time resign and be discharged from the trust hereby created by giving written notice thereof to the Trustee or the Securities Administrator, as applicable, the Rating Agencies, the Depositor and the Master Servicer.  Upon receiving such notice of resignation, the Depositor will promptly appoint a successor trustee or a successor securities administrator, as applicable, by written instrument, one copy of which instrument shall be delivered to the resigning Trustee or resigning Securities Administrator, as applicable, one copy to the successor trustee or successor securities administrator, as applicable, and one copy to the Master Servicer.  If no successor trustee or successor securities administrator shall have been so appointed and shall have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee or resigning Securities Administrator, as applicable, may petition any court of competent jurisdiction for the appointment of a successor trustee or successor securities administrator, as applicable.  Notwithstanding the foregoing, no resignation of the Trustee from its obligations hereunder shall become effective if, prior to the effective date of such resignation, the Trustee has received written confirmation from a Rating Agency, the Securities Administrator or the Depositor that such resignation will result in a reduction or withdrawal of the then current ratings of the Certificates.  If the Depositor or the Securities Administrators receives written confirmation from a Rating Agency that such resignation will result in a reduction or withdrawal of the then current ratings of the Certificates, such party will promptly forward such notice to the Trustee.

(b)

If at any time (i) the Trustee shall cease to be eligible in accordance with the provisions of Section 6.05 and shall fail to resign after written request therefor by the Depositor, (ii) the Trustee or the Securities Administrator shall become incapable of acting, or shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or the Securities Administrator of its property shall be appointed, or any public officer shall take charge or control of the Trustee or the Securities Administrator or of either of their property or affairs for the purpose of rehabilitation, conservation or liquidation, (iii) a tax is imposed or threatened with respect to the Trust Fund by any state in which the Trustee or the Trust Fund held by the Trustee is located, (iv) the continued use of the Trustee or Securities Administrator would result in a downgrading of the rating by any Rating Agency of any Class of Certificates with a rating or (v) the Securities Administrator has failed to comply with the provisions of Article XI hereof, then the Depositor shall remove the Trustee or the Securities Administrator, as applicable, and the Depositor shall appoint a successor trustee or successor securities administrator, as applicable, acceptable to the Master Servicer by written instrument, one copy of which instrument shall be delivered to the Trustee or Securities Administrator so removed, one copy each to the successor trustee or successor securities administrator, as applicable, and one copy to the Master Servicer.  The Depositor or the Trustee may remove the Securities Administrator, and the Depositor, with the Trustee’s approval, may appoint another Securities Administrator.  A Securities Administrator (i) may not be an Originator, the Depositor or an affiliate of Depositor unless the Securities Administrator is an institutional trust department of JPMorgan Chase Bank, (ii) must be authorized to exercise corporate trust powers under the laws of its jurisdiction of organization, and must be rated at least “A/F1” by Fitch, if Fitch is a Rating Agency, or the equivalent rating by S&P or Moody’s.  If no successor securities administrator shall have been appointed and shall have accepted appointment within 60 days after U.S. Bank National Association, as Securities Administrator, ceases to be the securities administrator pursuant to this Section 6.06(b), then the Trustee shall perform the duties of the Securities Administrator pursuant to this Agreement and shall henceforth be entitled to all compensation due the Securities Administrator hereunder.  The Trustee shall notify the Rating Agencies of any change of Securities Administrator.  Notwithstanding the above, the Trustee may, if it shall be unwilling to so act, or shall, if it is unable to so act, appoint or petition a court of competent jurisdiction to appoint, a successor securities administrator meeting the requirements set forth herein, as the successor securities administrator hereunder in assumption of all or any part of the responsibilities, duties or liabilities of the Securities Administrator hereunder.

(c)

The Holders of more than 50% of the Class Principal Amount (or Percentage Interest) of each Class of Certificates may at any time upon 30 days’ written notice to the Trustee or the Securities Administrator, as applicable, and to the Depositor remove the Trustee or the Securities Administrator, as applicable, by such written instrument, signed by such Holders or their attorney-in-fact duly authorized, one copy of which instrument shall be delivered to the Depositor, one copy to the Trustee or Securities Administrator, as applicable and one copy to the Master Servicer; the Depositor shall thereupon appoint a successor trustee or successor securities administrator, as applicable, in accordance with this Section.

(d)

Any resignation or removal of the Trustee or the Securities Administrator, as applicable, and appointment of a successor trustee or successor securities administrator pursuant to any of the provisions of this Section shall become effective upon acceptance of appointment by the successor trustee or the successor securities administrator, as applicable, as provided in Section 6.07.

SECTION 6.07

Successor Trustee and Successor Securities Administrator.

(a)

Any successor trustee or successor securities administrator appointed as provided in Section 6.06 shall execute, acknowledge and deliver to the Depositor and to its predecessor trustee or predecessor securities administrator, as applicable, an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee or predecessor securities administrator, as applicable, shall become effective and such successor trustee or successor securities administrator, as applicable, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as trustee or securities administrator, as applicable, herein.  The predecessor trustee or predecessor securities administrator, as applicable, shall deliver to the successor trustee (or assign to the Trustee its interest under the Custodial Agreements, to the extent permitted thereunder) or successor securities administrator, as applicable, all Trustee Mortgage Files and documents and statements related to each Trustee Mortgage File held by it hereunder, and shall duly assign, transfer, deliver and pay over to the successor trustee the entire Trust Fund, together with all necessary instruments of transfer and assignment or other documents delivered to it for execution, properly executed and necessary to effect such transfer and such of the records or copies thereof maintained by the predecessor trustee in the administration hereof as may be requested by the successor trustee and shall thereupon be discharged from all duties and responsibilities under this Agreement.  In addition, the Depositor and the predecessor trustee or predecessor securities administrator, as applicable, shall execute and deliver such other instruments delivered to it for execution, and do such other things as may reasonably be required to more fully and certainly vest and confirm in the successor trustee or successor securities administrator, as applicable, all such rights, powers, duties and obligations.

(b)

No successor trustee shall accept appointment as provided in this Section unless at the time of such appointment such successor trustee shall be eligible under the provisions of Section 6.05.

(c)

Upon acceptance of appointment by a successor trustee or successor securities administrator, as applicable, as provided in this Section, the predecessor trustee or predecessor securities administrator, as applicable, shall mail notice of the succession of such trustee or securities administrator, as applicable, hereunder to all Holders of Certificates at their addresses as shown in the Certificate Register and to any Rating Agency.

SECTION 6.08

Merger or Consolidation of Trustee or the Securities Administrator.

Any Person into which the Trustee or Securities Administrator may be merged or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Trustee or Securities Administrator shall be a party, or any Persons succeeding to the business of the Trustee or Securities Administrator, shall be the successor to the Trustee or Securities Administrator hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding, provided that, in the case of the Trustee, such Person shall be eligible under the provisions of Section 6.05.

SECTION 6.09

Appointment of Co-Trustee, Separate Trustee or Custodian.

(a)

Notwithstanding any other provisions hereof, at any time, the Trustee, the Depositor or the Certificateholders evidencing more than 50% of the Class Principal Amount (or Percentage Interest) of every Class of Certificates shall have the power from time to time to appoint one or more Persons, approved by the Trustee, to act either as co-trustees jointly with the Trustee, or as separate trustees, or as custodians, for the purpose of holding title to, foreclosing or otherwise taking action with respect to any Mortgage Loan outside the state where the Trustee has its principal place of business where such separate trustee or co-trustee is necessary or advisable (or the Trustee has been advised by the Master Servicer in writing that such separate trustee or co-trustee is necessary or advisable) under the laws of any state in which a property securing a Mortgage Loan is located or for the purpose of otherwise conforming to any legal requirement, restriction or condition in any state in which a property securing a Mortgage Loan is located or in any state in which any portion of the Trust Fund is located.  The separate Trustees, co-trustees, or custodians so appointed shall be trustees or custodians for the benefit of all the Certificateholders and shall have such powers, rights and remedies as shall be specified in the instrument of appointment; provided, however, that no such appointment shall, or shall be deemed to, constitute the appointee an agent of the Trustee.  The obligation of the Master Servicer to make Advances pursuant to Section 5.04 hereof shall not be affected or assigned by the appointment of a co-trustee.

(b)

Every separate trustee, co-trustee, and custodian shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

(i)

all powers, duties, obligations and rights conferred upon the Trustee in respect of the receipt, custody and payment of moneys shall be exercised solely by the Trustee;

(ii)

all other rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee, co-trustee, or custodian jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations, including the holding of title to the Trust Fund or any portion thereof in any such jurisdiction, shall be exercised and performed by such separate trustee, co-trustee, or custodian;

(iii)

no trustee or custodian hereunder shall be personally liable by reason of any act or omission of any other trustee or custodian hereunder; and

(iv)

the Trustee may at any time, by an instrument in writing executed by it, with the concurrence of the Depositor, accept the resignation of or remove any separate trustee, co-trustee or custodian, so appointed by it or them, if such resignation or removal does not violate the other terms of this Agreement.

(c)

Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them.  Every instrument appointing any separate trustee, co-trustee or custodian shall refer to this Agreement and the conditions of this Article VI.  Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee.  Every such instrument shall be filed with the Trustee and a copy given to the Master Servicer.

(d)

Any separate trustee, co-trustee or custodian may, at any time, constitute the Trustee its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name.  If any separate trustee, co-trustee or custodian shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

(e)

No separate trustee, co-trustee or custodian hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 6.05 hereunder and no notice to the Certificateholders of the appointment shall be required under Section 6.07 hereof.

(f)

The Trustee agrees to instruct the co-trustees, if any, to the extent necessary to fulfill the Trustee’s obligations hereunder.

(g)

The Trust shall pay the reasonable compensation of the co-trustees (which compensation shall not reduce any compensation payable to the Trustee under such Section).

SECTION 6.10

Authenticating Agents.

(a)

The Trustee may appoint one or more Authenticating Agents which shall be authorized to act on behalf of the Trustee in authenticating Certificates.  The Trustee hereby appoints the Securities Administrator as initial Authenticating Agent, and the Securities Administrator accepts such appointment.  Wherever reference is made in this Agreement to the authentication of Certificates by the Trustee or the Trustee’s certificate of authentication, such reference shall be deemed to include authentication on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent.  Each Authenticating Agent must be a corporation organized and doing business under the laws of the United States of America or of any state, having a combined capital and surplus of at least $15,000,000, authorized under such laws to do a trust business and subject to supervision or examination by federal or state authorities.

(b)

Any Person into which any Authenticating Agent may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which any Authenticating Agent shall be a party, or any Person succeeding to the corporate agency business of any Authenticating Agent, shall continue to be the Authenticating Agent without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

(c)

Any Authenticating Agent may at any time resign by giving at least 30 days’ advance written notice of resignation to the Trustee and the Depositor.  The Trustee may at any time terminate the agency of any Authenticating Agent by giving written notice of termination to such Authenticating Agent and the Depositor.  Upon receiving a notice of resignation or upon such a termination, or in case at any time any Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section 6.10, the Trustee may appoint a successor authenticating agent, shall give written notice of such appointment to the Depositor and shall mail notice of such appointment to all Holders of Certificates.  Any successor authenticating agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers, duties and responsibilities of its predecessor hereunder, with like effect as if originally named as Authenticating Agent.  No successor authenticating agent shall be appointed unless eligible under the provisions of this Section 6.10.  No Authenticating Agent shall have responsibility or liability for any action taken by it as such at the direction of the Trustee.

SECTION 6.11

Indemnification of the Trustee, the Master Servicer and the Securities Administrator.

The Trustee, the Master Servicer and the Securities Administrator and their respective directors, officers, employees and agents shall be entitled to indemnification from the Depositor and the Trust Fund (provided that the Trust Fund’s indemnification under this Section 6.11 is limited by Section 4.01(d) for any loss, liability or expense (including, without limitation, reasonable attorneys’ fees and disbursements) and, in the case of the Trustee, in connection with the Custodial Agreements, including the reasonable compensation and the expenses and disbursements of its agents or counsel), incurred without negligence or willful misconduct on their part, arising out of, or in connection with, the acceptance or administration of the trusts created hereunder or in connection with the performance of their duties hereunder including the costs and expenses of defending themselves against any claim in connection with the exercise or performance of any of their powers or duties hereunder, provided that:

(i)

with respect to any such claim, the Trustee, the Master Servicer or the Securities Administrator, as applicable, shall have given the Depositor written notice thereof promptly after the Trustee, the Master Servicer the Securities Administrator, as applicable, shall have knowledge thereof; provided, however, that failure to give the Depositor such notice shall not affect the Trustee’s, the Master Servicer or the Securities Administrator’s rights to indemnification hereunder;

(ii)

while maintaining control over its own defense, the Trustee, the Master Servicer or the Securities Administrator, as applicable, shall cooperate and consult fully with the Depositor in preparing such defense;

(iii)

notwithstanding anything to the contrary in this Section 6.11, the Trust Fund shall not be liable for settlement of any such claim by the Trustee, the Master Servicer or the Securities Administrator, as applicable, entered into without the prior consent of the Depositor, which consent shall not be unreasonably withheld or delayed; and

(iv)

such expense constitutes an “unanticipated expense” within the meaning of Treasury Regulation Section 1.860G-1(b)(3)(ii).

The provisions of this Section 6.11 shall survive any termination of this Agreement and the resignation or removal of the Trustee, the Master Servicer or the Securities Administrator, as applicable, and shall be construed to include, but not be limited to any loss, liability or expense under any environmental law.

SECTION 6.12

Fees and Expenses of the Master Servicer and the Trustee.

(a)

As compensation for its services hereunder, the Master Servicer shall be paid by the Securities Administrator pursuant to a separate agreement between the Master Servicer and the Securities Administrator.  The Securities Administrator shall be entitled to prompt reimbursement or payment for all disbursements and advancements incurred or made by the Securities Administrator in accordance with this Agreement (including fees and expenses of its counsel and all persons not regularly in its employment), except any such expenses arising from its negligence, bad faith or willful misconduct and such expenses that do not  constitute “unanticipated expenses” within the meaning of Treasury Regulation Section 1.860G-1(b)(3)(ii).  Such reimbursement or payment shall be made from amounts on deposit in the Distribution Account.

(b)

As compensation for its services hereunder, the Trustee shall be entitled to receive a trustee fee (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) which shall be paid by the Securities Administrator pursuant to a separate agreement between the Trustee and the Securities Administrator.  Any expenses incurred by the Trustee shall be reimbursed in accordance with Section 6.11.

SECTION 6.13

Collection of Monies.

Except as otherwise expressly provided in this Agreement, the Securities Administrator, on behalf of the Trustee, may demand payment or delivery of, and shall receive and collect, all money payable to or receivable by the Securities Administrator, on behalf of the Trustee, pursuant to this Agreement.  The Securities Administrator, on behalf of the Trustee, shall hold all such money and property received by it as part of the Trust Fund and shall distribute it as provided in this Agreement.

SECTION 6.14

Events of Default; Trustee To Act; Appointment of Successor.

(a)

The occurrence of any one or more of the following events shall constitute an “Event of Default”:

(i)

Any failure by the Master Servicer to furnish the Securities Administrator the Mortgage Loan data sufficient to prepare the reports described in Section 4.04 which continues unremedied for a period of one Business Day after the date upon which written notice of such failure shall have been given to such Master Servicer by the Trustee or the Securities Administrator or to such Master Servicer, the Securities Administrator and the Trustee by the Holders of not less than 25% of the Class Principal Amount of each Class of Certificates affected thereby; or

(ii)

Any failure on the part of the Master Servicer duly to observe or perform in any material respect any other of the covenants or agreements (other than those referred to in (viii) and (ix) below) on the part of the Master Servicer contained in this Agreement which continues unremedied for a period of 30 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer by the Trustee or the Securities Administrator, or to the Master Servicer, the Securities Administrator and the Trustee by the Holders of more than 50% of the Aggregate Voting Interests of the Certificates; or

(iii)

A decree or order of a court or agency or supervisory authority having jurisdiction for the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Master Servicer, and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days or any Rating Agency reduces or withdraws or threatens to reduce or withdraw the rating of the Certificates because of the financial condition or loan servicing capability of such Master Servicer; or

(iv)

The Master Servicer shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities, voluntary liquidation or similar proceedings of or relating to the Master Servicer or of or relating to all or substantially all of its property; or

(v)

The Master Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors or voluntarily suspend payment of its obligations; or

(vi)

The Master Servicer shall be dissolved, or shall dispose of all or substantially all of its assets, or consolidate with or merge into another entity or shall permit another entity to consolidate or merge into it, such that the resulting entity does not meet the criteria for a successor servicer as specified in Section 9.05 hereof; or

(vii)

A representation or warranty set forth in Section 9.03 hereof shall prove to be incorrect as of the time made in any respect that materially and adversely affects the interests of the Certificateholders, and the circumstance or condition in respect of which such representation or warranty was incorrect shall not have been eliminated or cured within 30 days after the date on which written notice of such incorrect representation or warranty shall have been given to the Master Servicer by the Trustee or the Securities Administrator, or to the Master Servicer, the Securities Administrator and the Trustee by the Holders of more than 50% of the Aggregate Voting Interests of the Certificates; or

(viii)

A sale or pledge of any of the rights of the Master Servicer hereunder or an assignment of this Agreement by the Master Servicer or a delegation of the rights or duties of the Master Servicer hereunder shall have occurred in any manner not otherwise permitted hereunder and without the prior written consent of the Trustee and Certificateholders holding more than 50% of the Aggregate Voting Interests of the Certificates;

(ix)

After receipt of notice from the Trustee or the Securities Administrator, any failure of the Master Servicer to make any Advances required to be made hereunder; or

(x)

Any failure by the Master Servicer to comply with the provisions of Article XI.

If an Event of Default described in clauses (i) through (ix) of this Section shall occur, then, in each and every case, subject to applicable law, so long as any such Event of Default shall not have been remedied within any period of time prescribed by this Section, the Trustee, by notice in writing to the Master Servicer may, and shall, if so directed by Certificateholders evidencing more than 50% of the Class Principal Amount of each Class of Certificates, terminate all of the rights and obligations of the Master Servicer hereunder and in and to the Mortgage Loans and the proceeds thereof.  On or after the receipt by the Master Servicer of such written notice, all authority and power of the Master Servicer, and only in its capacity as Master Servicer under this Agreement, whether with respect to the Mortgage Loans or otherwise, shall pass to and be vested in the Trustee; and the Trustee is hereby authorized and empowered to execute and deliver, on behalf of the defaulting Master Servicer as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents or otherwise.  If Event of Default set forth in clause (x) occurs, the Depositor, at its sole option, but with the consent of the Trustee, may permit a cure period for the Master Servicer to deliver such Assessment of Compliance or Accountant’s Attestation, but in no event later than March 25th of such year.  The defaulting Master Servicer agrees to cooperate with the Trustee and the Securities Administrator in effecting the termination of the defaulting Master Servicer’s responsibilities and rights hereunder as Master Servicer including, without limitation, notifying the Servicers of the assignment of the master servicing function and providing the Trustee or its designee all documents and records in electronic or other form reasonably requested by it to enable the Trustee or its designee to assume the defaulting Master Servicer’s functions hereunder and the transfer to the Trustee for administration by it of all amounts which shall at the time be or should have been deposited by the defaulting Master Servicer in the Distribution Account and any other account or fund maintained with respect to the Certificates or thereafter received with respect to the Mortgage Loans.  The Master Servicer being terminated shall bear all reasonable out-of-pocket costs of a master servicing transfer, including but not limited to those of the Trustee or Securities Administrator reasonably allocable to legal fees and expenses, accounting and financial consulting fees and expenses, and costs of amending the Agreement, if necessary.

Notwithstanding the termination of its activities as Master Servicer, each terminated Master Servicer shall continue to be entitled to reimbursement under this Agreement to the extent such reimbursement relates to the period prior to such Master Servicer’s termination.

If any Event of Default of which a Responsible Officer of the Trustee shall have actual knowledge shall occur, the Trustee, upon becoming aware of the occurrence thereof, shall promptly notify the Securities Administrator and each Rating Agency of the nature and extent of such Event of Default.  The Trustee or the Securities Administrator shall immediately give written notice to the Master Servicer upon the Master Servicer’s failure to make Advances as required under this Agreement.

(b)

On and after the time the Master Servicer receives a notice of termination from the Trustee pursuant to Section 6.14(a) or the Trustee receives the resignation of the Master Servicer evidenced by an Opinion of Counsel pursuant to Section 9.06, the Trustee, unless another master servicer shall have been appointed, shall be the successor in all respects to the Master Servicer in its capacity as such under this Agreement and the transactions set forth or provided for herein and shall have all the rights and powers and be subject to all the responsibilities, duties and liabilities relating thereto and arising thereafter placed on the Master Servicer hereunder, including the obligation to make Advances with respect to the Mortgage Loans; provided, however, that any failure to perform such duties or responsibilities caused by the Master Servicer’s failure to provide information required by this Agreement shall not be considered a default by the Trustee hereunder.  In addition, the Trustee shall have no responsibility for any act or omission of the Master Servicer prior to the receipt by the Master Servicer of any notice of termination.  The Trustee shall have no liability relating to the representations and warranties of the Master Servicer set forth in Section 9.03.  In the Trustee's capacity as such successor, the Trustee shall have the same limitations on liability herein granted to the Master Servicer.  As compensation therefor, the Trustee shall be entitled to receive all compensation payable to the Master Servicer pursuant to Section 9.04 of this Agreement.

(c)

Notwithstanding the above, the Trustee may, if it shall be unwilling to continue to so act, or shall, if it is unable to so act, petition a court of competent jurisdiction to appoint, or appoint on its own behalf any established housing and home finance institution servicer, master servicer, servicing or mortgage servicing institution having a net worth of not less than $15,000,000 and meeting such other standards for a successor master servicer as are set forth in this Agreement, as the successor to such Master Servicer in the assumption of all of the responsibilities, duties or liabilities of a master servicer, like the Master Servicer.  Any entity designated by the Trustee as a successor master servicer may be an Affiliate of the Trustee; provided, however, that, unless such Affiliate meets the net worth requirements and other standards set forth herein for a successor master servicer, the Trustee, in its individual capacity shall agree, at the time of such designation, to be and remain liable to the Trust Fund for such Affiliate’s actions and omissions in performing its duties hereunder.  In connection with such appointment and assumption, the Trustee may make such arrangements for the compensation of such successor out of payments on Mortgage Loans, as it and such successor shall agree; provided, however, that no such compensation shall be in excess of that permitted to the Master Servicer hereunder.  The Trustee and such successor shall take such actions, consistent with this Agreement, as shall be necessary to effectuate any such succession and may make other arrangements with respect to the servicing to be conducted hereunder which are not inconsistent herewith.  The Master Servicer shall cooperate with the Trustee and any successor master servicer in effecting the termination of the Master Servicer’s responsibilities and rights hereunder including, without limitation, notifying Mortgagors of the assignment of the master servicing functions and providing the Trustee and successor master servicer, as applicable, all documents and records in electronic or other form reasonably requested by it to enable it to assume the Master Servicer’s functions hereunder and the transfer to the Trustee or such successor master servicer, as applicable, all amounts which shall at the time be or should have been deposited by the Master Servicer in the Distribution Account and any other account or fund maintained with respect to the Certificates or thereafter be received with respect to the Mortgage Loans.  Neither the Trustee nor any other successor master servicer shall be deemed to be in default hereunder by reason of any failure to make, or any delay in making, any distribution hereunder or any portion thereof caused by (i) the failure of the Master Servicer to deliver, or any delay in delivering, cash, documents or records to it, (ii) the failure of the Master Servicer to cooperate as required by this Agreement, (iii) the failure of the Master Servicer to deliver the Mortgage Loan data to the Trustee as required by this Agreement or (iv) restrictions imposed by any regulatory authority having jurisdiction over the Master Servicer.  No successor master servicer shall be deemed to be in default hereunder by reason of any failure to make, or any delay in making, any distribution hereunder or any portion thereof caused by (i) the failure of the Trustee to deliver, or any delay in delivering cash, documents or records to it related to such distribution, or (ii) the failure of Trustee to cooperate as required by this Agreement.

SECTION 6.15

Additional Remedies of Trustee Upon Event of Default.

During the continuance of any Event of Default, so long as such Event of Default shall not have been remedied, the Trustee, in addition to the rights specified in Section 6.14, shall have the right, in its own name and as trustee of the Trust Fund, to take all actions now or hereafter existing at law, in equity or by statute to enforce its rights and remedies and to protect the interests, and enforce the rights and remedies, of the Certificateholders (including the institution and prosecution of all judicial, administrative and other proceedings and the filings of proofs of claim and debt in connection therewith).  Except as otherwise expressly provided in this Agreement, no remedy provided for by this Agreement shall be exclusive of any other remedy, and each and every remedy shall be cumulative and in addition to any other remedy, and no delay or omission to exercise any right or remedy shall impair any such right or remedy or shall be deemed to be a waiver of any Event of Default.

SECTION 6.16

Waiver of Defaults.

More than 50% of the Aggregate Voting Interests of the Certificateholders may waive any default or Event of Default by the Master Servicer in the performance of its obligations hereunder, except that a default in the making of any required deposit to the Distribution Account that would result in a failure of the Trustee or Securities Administrator to make any required payment of principal of or interest on the Certificates may only be waived with the consent of 100% of the affected Certificateholders.  Upon any such waiver of a past default, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement.  No such waiver shall extend to any subsequent or other default or impair any right consequent thereon except to the extent expressly so waived.

SECTION 6.17

Notification to Holders.

Upon termination of the Master Servicer or appointment of a successor to the Master Servicer, in each case as provided herein, the Trustee shall promptly mail notice thereof by first class mail to the Securities Administrator and the Certificateholders at their respective addresses appearing on the Certificate Register.  The Trustee shall also, within 45 days after the occurrence of any Event of Default known to a Responsible Officer of the Trustee, give written notice thereof to the Securities Administrator and the Certificateholders, unless such Event of Default shall have been cured or waived prior to the issuance of such notice and within such 45-day period.

SECTION 6.18

Directions by Certificateholders and Duties of Trustee During Event of Default.

Subject to the provisions of Section 8.01 hereof, during the continuance of any Event of Default, Holders of Certificates evidencing not less than 25% of the Class Principal Amount (or Percentage Interest) of each Class of Certificates affected thereby may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement; provided, however, that the Trustee shall be under no obligation to pursue any such remedy, or to exercise any of the trusts or powers vested in it by this Agreement (including, without limitation, (i) the conducting or defending of any administrative action or litigation hereunder or in relation hereto and (ii) the terminating of the Master Servicer or any successor master servicer from its rights and duties as master servicer hereunder) at the written request, order or direction of any of the Certificateholders, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the cost, expenses and liabilities which may be incurred therein or thereby; and, provided further, that, subject to the provisions of Section 8.01, the Trustee shall have the right to decline to follow any such direction if the Trustee, in accordance with an Opinion of Counsel, determines that the action or proceeding so directed may not lawfully be taken or if the Trustee in good faith determines that the action or proceeding so directed would involve it in personal liability for which it is not indemnified to its satisfaction or be unjustly prejudicial to the non-assenting Certificateholders.

SECTION 6.19

Action Upon Certain Failures of the Master Servicer and Upon Event of Default.

In the event that the Trustee or the Securities Administrator shall have actual knowledge of any action or inaction of the Master Servicer that would become an Event of Default upon the Master Servicer’s failure to remedy the same after notice, the Trustee or the Securities Administrator shall give notice thereof to the Master Servicer, provided that the Trustee shall be under no duty or obligation to independently ascertain whether any action or inaction of the Master Servicer has occurred.

SECTION 6.20

Preparation of Tax Returns and Other Reports.

(a)

The Securities Administrator shall prepare or cause to be prepared and file on behalf of the Trust Fund, based upon information calculated in accordance with this Agreement pursuant to written instructions given by the Depositor, federal tax returns, all in accordance with Article X hereof.  If the Depositor notifies the Securities Administrator in writing that a state tax return or other return is required, then, at the sole expense of the Trust Fund, the Securities Administrator shall prepare or cause to be prepared and file such state income tax returns and such other returns as may be required by applicable law relating to the Trust Fund, and, if required by state law, shall file any other documents to the extent required by applicable state tax law (to the extent such documents are in the Securities Administrator’s possession).  The Securities Administrator shall forward copies to the Depositor of all such returns and Form 1099 supplemental tax information and such other information within the control of the Securities Administrator as the Depositor may reasonably request in writing, and shall forward to each Certificateholder such forms and furnish such information within the control of the Securities Administrator as are required by the Code and the REMIC Provisions to be furnished to them, and will prepare and forward to Certificateholders Form 1099 (supplemental tax information) (or otherwise furnish information within the control of the Securities Administrator) to the extent required by applicable law.  The Master Servicer will indemnify the Securities Administrator and the Trustee for any liability of or assessment against the Securities Administrator or the Trustee, as applicable, resulting from any error in any of such tax or information returns directly resulting from errors in the information provided by the Master Servicer.

(b)

The Securities Administrator shall prepare and file with the Internal Revenue Service (“IRS”), on behalf of the Trust Fund and each REMIC created hereunder, an application for an employer identification number on IRS Form SS 4 or by any other acceptable method.  The Securities Administrator shall also file a Form 8811 as required.  The Securities Administrator, upon receipt from the IRS of the Notice of Taxpayer Identification Number Assigned, shall upon request promptly forward a copy of such notice to the Trustee and the Depositor.  The Securities Administrator shall furnish any other information that is required by the Code and regulations thereunder to be made available to the Certificateholders.  The Master Servicer shall enforce the obligations of each Servicer to provide the Securities Administrator with such information as is necessary for the Securities Administrator to prepare such documents to the extent required under the applicable Purchase and Servicing Agreement or Servicing Agreement, as applicable.

SECTION 6.21

Determination of LIBOR.

On each LIBOR Determination Date, the Securities Administrator shall determine LIBOR for the Accrual Period, and such rate shall be final and binding, absent a manifest error of the Securities Administrator.  With respect to the first Distribution Date, One-Month LIBOR will be deemed to be 5.320%

ARTICLE VII

PURCHASE OF MORTGAGE LOANS AND
TERMINATION OF THE TRUST FUND

SECTION 7.01

Purchase of Mortgage Loans; Termination of Trust Fund Upon Purchase or Liquidation of All Mortgage Loans.

(a)

The respective obligations and responsibilities of the Trustee, the Securities Administrator and the Master Servicer created hereby (other than the obligation of the Securities Administrator to make payments to the Certificateholders as set forth in Section 7.02), shall terminate on the earliest of (i) the final payment or other liquidation of the last Mortgage Loan remaining in the Trust Fund and the disposition of all REO Property, (ii)  the sale of the property held by the Trust Fund in both Pools in accordance with Section 7.01(c) and (iii) the Latest Possible Maturity Date; provided, however, that in no event shall the Trust Fund created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late Ambassador of the United States to the Court of St. James’s, living on the date hereof.  Any termination of the Trust Fund shall be carried out in such a manner so that the termination of each REMIC included therein shall qualify as a “qualified liquidation” under the REMIC Provisions.

(b)

[Reserved].

(c)

On any Distribution Date occurring on or after the Pool 1 Initial Optional Purchase Date or the Pool 2 Initial Optional Purchase Date, the Master Servicer has the option to purchase all of the Mortgage Loans in Pool 1 or Pool 2, as applicable, and after the second such optional purchase date, shall cause the Trust Fund to adopt a plan of complete liquidation pursuant to Sections 7.02 and 7.03 hereof with respect to such Pool and to sell all of its property with respect to such Pool.  If the Master Servicer elects to exercise any such option, it shall no later than 30 days prior to the Distribution Date selected for purchase of the related assets of the Trust Fund (the “Redemption Date”) deliver written notice to the Trustee and the Securities Administrator and either (a) deposit in the Distribution Account the related Redemption Price or (b) state in such notice that the related Redemption Price shall be deposited in the Distribution Account not later than 10:00 a.m., New York City time, on the applicable Redemption Date.  Upon exercise of such option, the property of the Trust Fund related to Pool 1 or Pool 2, as applicable, shall be sold to the Master Servicer at a price equal to the related Redemption Price.

(d)

The Depositor, the Master Servicer, each Servicer, the Securities Administrator, the Trustee and each Custodian shall be reimbursed from the Redemption Price for any Advances, Servicer Advances, accrued and unpaid Servicing Fees and Master Servicing Fees or other amounts with respect to the Mortgage Loans that are reimbursable to such parties under this Agreement, the related Purchase and Servicing Agreement or Servicing Agreement, as applicable, or the related Custodial Agreement.

SECTION 7.02

Procedure Upon Redemption or Termination of Trust Fund.

(a)

Notice of any redemption or termination pursuant to the provisions of Section 7.01, specifying the Distribution Date upon which the final distribution shall be made or the Redemption Date of the Certificates, shall be given promptly by the Securities Administrator by first class mail to the Certificateholders mailed in the case of a redemption of any Certificates, no later than (i) the first day of the month in which the Distribution Date selected for redemption of such Certificates shall occur or (ii) upon (x) the sale of all of the related property of the Trust Fund by Securities Administrator on behalf of the Trustee or in the case of a sale of assets of the Trust Fund, or (y) upon the final payment or other liquidation of the last Mortgage Loan or REO Property in the Trust Fund.  Such notice shall specify (A) the Redemption Date, Distribution Date upon which final distribution on the Certificates of all amounts required to be distributed to the Certificateholders pursuant to Section 5.02 will be made upon presentation and surrender of the Certificates at the Certificate Registrar’s Corporate Trust Office, and (B) that the Record Date otherwise applicable to such Distribution Date is not applicable, distribution being made only upon presentation and surrender of such Certificates at the office or agency of the Trustee therein specified.  The Securities Administrator shall give such notice to the Trustee, the Master Servicer, the Certificate Registrar and the Swap Provider at the time such notice is given to Holders of such Certificates.  Upon the final payment or other liquidation of the last Mortgage Loan or REO Property in the Trust Fund, the duties of the Certificate Registrar with respect to the Certificates shall terminate and the Securities Administrator shall terminate the Distribution Account and any other account or fund maintained with respect to the Certificates, subject to the Securities Administrator’s obligation hereunder to hold all amounts payable to Certificateholders in trust without interest pending such payment.

(b)

In the event that any of the affected Holders do not surrender their Certificates for cancellation within three months after the time specified in the above-mentioned written notice, the Securities Administrator shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto.  If within one year after the second notice any applicable Certificates shall not have been surrendered for cancellation, the Securities Administrator may take appropriate steps to contact the remaining Certificateholders concerning surrender of such Certificates, and the cost thereof shall be paid out of the amounts distributable to such Holders.  If within two years after the second notice any Certificates shall not have been surrendered for cancellation, the Securities Administrator shall deliver any remaining funds being held by it to the Depositor, and the Depositor shall, subject to applicable state law relating to escheatment, hold all amounts distributable to such Holders for the benefit of such Holders.  No interest shall accrue on any amount held by the Securities Administrator and not distributed to a Certificateholder due to such Certificateholder’s failure to surrender its Certificate(s) for payment of the final distribution thereon in accordance with this Section.

(c)

Any reasonable expenses incurred by the Trustee in connection with any redemption or termination or liquidation of the Trust Fund or a portion thereof shall be reimbursed from proceeds received from such liquidation of the Trust Fund.

SECTION 7.03

Additional Trust Fund Termination Requirements.

(a)

On the termination of the Trust Fund under Section 7.01(a), or on the exercise of a right to purchase all of the Mortgage Loans  under Section 7.01(c), the Trustee shall comply with requirements of this Section 7.03 with respect to the applicable Lower Tier REMIC, unless the party having the right to purchase the assets of the Lower-Tier REMIC (the “Purchaser”) delivers to the Trustee, an Opinion of Counsel (at the expense of the Purchaser), addressed to the Trustee to the effect that the failure of the Trustee to comply with the requirements of this Section 7.03 will not result in an Adverse REMIC Event:

(i)

Within 89 days prior to the time of making the final payment on the Certificates, (and upon notification by the Purchaser in the case of a purchase under Section 7.01(c)) the Trustee shall adopt on behalf of the each related REMIC, a plan of complete liquidation, meeting the requirements of a qualified  liquidation under the REMIC Provisions;

(ii)

Any sale of the assets of the REMIC shall be for cash and shall occur at or after the time the plan of complete liquidation is adopted and prior to the time the final payments on the Certificates are made;

(iii)

On the date specified for final payment of the Certificates, the Securities Administrator shall make final distributions of principal and interest on the Certificates in accordance with Section 5.02 and, after payment of, or provision for any outstanding expenses, distribute or credit, or cause to be distributed or credited, to the Holders of the Residual Certificates all cash on hand with respect to each related REMIC after such final payment (other than cash retained to meet claims), and each related REMIC shall terminate at that time.  Upon the termination of the last remaining REMIC, the Trust Fund shall terminate; and

(iv)

In no event may the final payment on the Certificates or the final distribution or credit to the Holders of the related Residual Certificates be made after the 89th day from the date on which the plan of complete liquidation is adopted.

(b)

By its acceptance of a Residual Certificate, each Holder thereof hereby agrees to accept the plan (or plans) of complete liquidation adopted by the Trustee under this Section and to take such other action in connection therewith as may be reasonably requested by the Trustee, the Securities Administrator or any Servicer.

ARTICLE VIII

RIGHTS OF CERTIFICATEHOLDERS

SECTION 8.01

Limitation on Rights of Holders.

(a)

The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or this Trust Fund, nor entitle such Certificateholder’s legal representatives or heirs to claim an accounting or take any action or proceeding in any court for a partition or winding up of this Trust Fund, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.  Except as otherwise expressly provided herein, no Certificateholder, solely by virtue of its status as a Certificateholder, shall have any right to vote or in any manner otherwise control the Master Servicer or the operation and management of the Trust Fund, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association, nor shall any Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

(b)

No Certificateholder, solely by virtue of its status as Certificateholder, shall have any right by virtue or by availing of any provision of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee and the Securities Administrator a written notice of an Event of Default and of the continuance thereof, as hereinbefore provided, and unless also the Holders of Certificates evidencing not less than 25% of the Class Principal  Amount or Class Notional Amount (or Percentage Interest) of Certificates of each Class affected thereby shall have made written request upon the Trustee and the Securities Administrator to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee and the Securities Administrator such reasonable indemnity as they may require against the cost, expenses and liabilities to be incurred therein or thereby, and the Trustee, for sixty days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding and no direction inconsistent with such written request has been given to the Trustee and the Securities Administrator during such sixty-day period by such Certificateholders; it being understood and intended, and being expressly covenanted by each Certificateholder with every other Certificateholder, the Securities Administrator and the Trustee, that no one or more Holders of Certificates shall have any right in any manner whatever by virtue or by availing of any provision of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of such Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Agreement, except in the manner herein provided and for the benefit of all Certificateholders.  For the protection and enforcement of the provisions of this Section, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

SECTION 8.02

Access to List of Holders.

(a)

If the Trustee is not acting as Certificate Registrar, the Certificate Registrar will furnish or cause to be furnished to the Trustee, within fifteen days after receipt by the Certificate Registrar of a request by the Trustee in writing, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Certificateholders of each Class as of the most recent Record Date.

(b)

If three or more Holders or Certificate Owners (hereinafter referred to as “Applicants”) apply in writing to the Certificate Registrar, and such application states that the Applicants desire to communicate with other Holders with respect to their rights under this Agreement or under the Certificates and is accompanied by a copy of the communication which such Applicants propose to transmit, then the Certificate Registrar shall, within five Business Days after the receipt of such application, afford such Applicants reasonable access during the normal business hours of the Certificate Registrar to the most recent list of Certificateholders held by the Certificate Registrar or shall, as an alternative, send, at the Applicants’ expense, the written communication proffered by the Applicants to all Certificateholders at their addresses as they appear in the Certificate Register.

(c)

Every Holder or Certificate Owner, if the Holder is a Clearing Agency, by receiving and holding a Certificate, agrees with the Depositor, the Master Servicer, the Securities Administrator, the Certificate Registrar and the Trustee that neither the Depositor, the Master Servicer, the Securities Administrator, the Certificate Registrar nor the Trustee shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Certificateholders hereunder, regardless of the source from which such information was derived.

SECTION 8.03

Acts of Holders of Certificates.

(a)

Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Agreement to be given or taken by Holders or Certificate Owners, if the Holder is a Clearing Agency, may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and the Securities Administrator and, where expressly required herein, to the Master Servicer.  Such instrument or instruments (as the action embodies therein and evidenced thereby) are herein sometimes referred to as an “Act” of the Holders signing such instrument or instruments.  Proof of execution of any such instrument or of a writing appointing any such agents shall be sufficient for any purpose of this Agreement and conclusive in favor of the Trustee, the Securities Administrator and the Master Servicer, if made in the manner provided in this Section.  Each of the Trustee, the Securities Administrator and the Master Servicer shall promptly notify the others of receipt of any such instrument by it, and shall promptly forward a copy of such instrument to the others.

(b)

The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by the certificate of any notary public or other officer authorized by law to take acknowledgments or deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof.  Whenever such execution is by an officer of a corporation or a member of a partnership on behalf of such corporation or partnership, such certificate or affidavit shall also constitute sufficient proof of his authority.  The fact and date of the execution of any such instrument or writing, or the authority of the individual executing the same, may also be proved in any other manner which the Trustee or the Securities Administrator deems sufficient.

(c)

The ownership of Certificates (whether or not such Certificates shall be overdue and notwithstanding any notation of ownership or other writing thereon made by anyone other than the Trustee) shall be proved by the Certificate Register, and neither the Trustee, the Securities Administrator, the Master Servicer, nor the Depositor shall be affected by any notice to the contrary.

(d)

Any request, demand, authorization, direction, notice, consent, waiver or other action by the Holder of any Certificate shall bind every future Holder of the same Certificate and the Holder of every Certificate issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, in respect of anything done, omitted or suffered to be done by the Trustee or the Master Servicer in reliance thereon, whether or not notation of such action is made upon such Certificate.

ARTICLE IX

ADMINISTRATION AND SERVICING OF MORTGAGE LOANS
BY THE MASTER SERVICER

SECTION 9.01

Duties of the Master Servicer; Enforcement of Servicers; and Master Servicer’s Obligations.

(a)

The Master Servicer, on behalf of the Trustee, the Depositor and the Certificateholders shall monitor the performance of the Servicers under the Purchase and Servicing Agreements and the Servicing Agreements, and shall use its reasonable good faith efforts to enforce the obligations of the Servicers to duly and punctually to perform all of their respective duties and obligations thereunder. Upon the occurrence of a default of which an Authorized Officer of the Master Servicer has actual knowledge under a Purchase and Servicing Agreement or Servicing Agreement, the Master Servicer shall promptly notify the Trustee thereof, and shall specify in such notice the action, if any, the Master Servicer is taking in respect of such default.  So long as any such default shall be continuing, the Master Servicer may, and shall if it determines such action to be in the best interests of Certificateholders, (i) terminate all of the rights and powers of such Servicer pursuant to the applicable provisions of the related Purchase and Servicing Agreement or Servicing Agreement, as applicable; (ii) exercise any rights it may have to enforce the related Purchase and Servicing Agreement, or Servicing Agreement, as applicable, against such Servicer; and/or (iii) waive any such default under the related Purchase and Servicing Agreement or Servicing Agreement, as applicable, or take any other action with respect to such default as is permitted thereunder.  Notwithstanding any provision of this Agreement or any Purchase and Servicing Agreement or Servicing Agreement to the contrary, the Master Servicer shall have no duty or obligation to supervise, monitor or oversee the activities of, or to enforce the obligations of, a Servicer under its Purchase and Servicing Agreement or Servicing Agreement, as applicable, with respect to any Additional Collateral or any Limited Purpose Surety Bond relating thereto, including, without limitation, the collection of any amounts owing to the Trust Fund in respect thereof (unless and until the Master Servicer shall have assumed the obligations of such Servicer as successor servicer under the related Purchase and Servicing Agreement or Servicing Agreement, as applicable, pursuant to this Section 9.01, in which case, as successor servicer, it shall be bound to serve and administer the Additional Collateral and any related Limited Purpose Surety Bond in accordance with the provisions of the related Purchase and Servicing Agreement or Servicing Agreement, as applicable).

The Master Servicer shall not permit a successor Servicer to perform any servicing responsibilities hereunder with respect to the Mortgage Loans unless that Servicer first agrees in writing to deliver an Assessment of Compliance and an Accountant’s Attestation in such manner and at such times that permits that Master Servicer to comply with the provisions hereof.

(b)

Upon any termination by the Master Servicer of a Servicer’s rights and powers pursuant to its Purchase and Servicing Agreement or Servicing Agreement, as applicable, the rights and powers of such Servicer with respect to the related Mortgage Loans shall vest in the Master Servicer, and the Master Servicer shall be the successor in all respects to such Servicer in its capacity as Servicer with respect to such Mortgage Loans under the related Purchase and Servicing Agreement, or Servicing Agreement, as applicable, unless or until the Master Servicer shall have appointed, with the consent of the Trustee and the Rating Agencies, such consent not to be unreasonably withheld, and in accordance with the applicable provisions of the related Purchase and Servicing Agreement, or Servicing Agreement, as applicable, a new Fannie Mae- or FHLMC-approved Person to serve as successor to the Servicer; provided, however, that it is understood and agreed by the parties hereto that there will be a period of transition (not to exceed 90 days) before the actual servicing functions can be fully transferred to a successor servicer (including the Master Servicer).  With such consent, the Master Servicer may elect to continue to serve as successor servicer under the Purchase and Servicing Agreement or Servicing Agreement, as applicable.  Upon appointment of a successor servicer, as authorized under this Section 9.01(b), unless the successor servicer shall have assumed the obligations of the terminated Servicer under such Purchase and Servicing Agreement or Servicing Agreement, as applicable, the Trustee and such successor servicer shall enter into a servicing agreement in a form substantially similar to the affected Purchase and Servicing Agreement or Servicing Agreement, as applicable. In connection with any such appointment, the Master Servicer may make such arrangements for the compensation of such successor servicer as it and such successor servicer shall agree, but in no event shall such compensation of any successor servicer (including the Master Servicer) be in excess of that payable to the Servicer under the affected Purchase and Servicing Agreement or Servicing Agreement, as applicable.

The Master Servicer shall pay the costs of such enforcement (including the termination of a Servicer, the appointment of a successor servicer or the transfer and assumption of the servicing by the Master Servicer) at its own expense and shall be reimbursed therefor initially (i) by the terminated Servicer, (ii) from a general recovery resulting from such enforcement only to the extent, if any, that such recovery exceeds all amounts due in respect of the related Mortgage Loans, (iii) from a specific recovery of costs, expenses or attorney’s fees against the party against whom such enforcement is directed, or (iv) to the extent that such amounts described in (i)-(iii) above are insufficient to reimburse the Master Servicer or the Trustee, as applicable, for such costs of enforcement, from the Trust Fund, as provided in Section 9.04.

If the Master Servicer assumes the servicing with respect to any of the Mortgage Loans, it will not assume liability for the representations and warranties of any Servicer it replaces or for the errors or omissions of such Servicer.

(c)

Upon any termination of a Servicer’s rights and powers pursuant to its Purchase and Servicing Agreement or Servicing Agreement, as applicable, the Master Servicer or the Trustee, as applicable, shall promptly notify the Trustee and the Rating Agencies, specifying in such notice that the Master Servicer or any successor servicer, as the case may be, has succeeded such Servicer under the related Purchase and Servicing Agreement or Servicing Agreement, as applicable, which notice shall also specify the name and address of any such successor servicer.

(d)

Neither the Depositor nor the Trustee shall consent to the assignment by any Servicer of such Servicer’s rights and obligations under the related Purchase and Servicing Agreement or Servicing Agreement, as applicable, without the prior written consent of the Master Servicer, which consent shall not be unreasonably withheld or delayed.

SECTION 9.02

Assumption of Master Servicing by Trustee.

(a)

In the event the Master Servicer shall for any reason no longer be the Master Servicer (including by reason of any Event of Default under this Agreement), the Trustee shall thereupon assume all of the rights and obligations of such Master Servicer hereunder and under each Purchase and Servicing Agreement and Servicing Agreement entered into with respect to the Mortgage Loans or shall appoint a Fannie-Mae or FHLMC-approved servicer as successor servicer acceptable to the Depositor and the Rating Agencies.  The Trustee, its designee or any successor master servicer appointed by the Trustee shall be deemed to have assumed all of the Master Servicer’s interest herein and therein to the same extent as if each Purchase and Servicing Agreement and Servicing Agreement had been assigned to the assuming party, except that the Master Servicer shall not thereby be relieved of any liability or obligations of the Master Servicer under each Purchase and Servicing Agreement and Servicing Agreement accruing prior to its replacement as Master Servicer, and shall be liable to the Trustee, and hereby agrees to indemnify and hold harmless the Trustee from and against all costs, damages, expenses and liabilities (including reasonable attorneys’ fees) incurred by the Trustee as a result of such liability or obligations of the Master Servicer and in connection with the Trustee’s assumption (but not its performance, except to the extent that costs or liability of the Trustee are created or increased as a result of negligent or wrongful acts or omissions of the Master Servicer prior to its replacement as Master Servicer) of the Master Servicer’s obligations, duties or responsibilities thereunder.

(b)

The Master Servicer that has been terminated shall, upon request of the Trustee but at the expense of such Master Servicer, deliver to the assuming party all documents and records relating to each Purchase and Servicing Agreement and Servicing Agreement, this Agreement and the related Mortgage Loans and an accounting of amounts collected and held by it and otherwise use its best efforts to effect the orderly and efficient transfer of each Purchase and Servicing Agreement, Servicing Agreement and this Agreement to the assuming party.

SECTION 9.03

Representations and Warranties of the Master Servicer.

(a)

The Master Servicer hereby represents and warrants to the Depositor, the Securities Administrator and the Trustee, for the benefit of the Certificateholders, as of the Closing Date that:

(i)

it is validly existing and in good standing under the laws of the United States of America as a national banking association, and as Master Servicer has full power and authority to transact any and all business contemplated by this Agreement and to execute, deliver and comply with its obligations under the terms of this Agreement, the execution, delivery and performance of which have been duly authorized by all necessary corporate action on the part of the Master Servicer;

(ii)

the execution and delivery of this Agreement by the Master Servicer and its performance and compliance with the terms of this Agreement will not (A) violate the Master Servicer’s charter or bylaws, (B) violate any law or regulation or any administrative decree or order to which it is subject or (C) constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material contract, agreement or other instrument to which the Master Servicer is a party or by which it is bound or to which any of its assets are subject, which violation, default or breach would materially and adversely affect the Master Servicer’s ability to perform its obligations under this Agreement;

(iii)

this Agreement constitutes, assuming due authorization, execution and delivery hereof by the other respective parties hereto, a legal, valid and binding obligation of the Master Servicer, enforceable against it in accordance with the terms hereof, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors’ rights in general, and by general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law);

(iv)

the Master Servicer is not in default with respect to any order or decree of any court or any order or regulation of any federal, state, municipal or governmental agency to the extent that any such default would materially and adversely affect its performance hereunder;

(v)

the Master Servicer is not a party to or bound by any agreement or instrument or subject to any charter provision, bylaw or any other corporate restriction or any judgment, order, writ, injunction, decree, law or regulation that may materially and adversely affect its ability as Master Servicer to perform its obligations under this Agreement or that requires the consent of any third person to the execution of this Agreement or the performance by the Master Servicer of its obligations under this Agreement;

(vi)

no litigation is pending or, to the best of the Master Servicer’s knowledge, threatened against the Master Servicer which would prohibit its entering into this Agreement or performing its obligations under this Agreement;

(vii)

the Master Servicer, or an affiliate thereof the primary business of which is the servicing of conventional residential mortgage loans, is a Fannie Mae- or FHLMC-approved seller/servicer;

(viii)

no consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Master Servicer of or compliance by the Master Servicer with this Agreement or the consummation of the transactions contemplated by this Agreement, except for such consents, approvals, authorizations and orders (if any) as have been obtained; and

(ix)

the consummation of the transactions contemplated by this Agreement are in the ordinary course of business of the Master Servicer.

(b)

It is understood and agreed that the representations and warranties set forth in this Section shall survive the execution and delivery of this Agreement.  The Master Servicer shall indemnify the Depositor, the Securities Administrator and the Trustee and hold them harmless against any loss, damages, penalties, fines, forfeitures, legal fees and related costs, judgments, and other costs and expenses resulting from any claim, demand, defense or assertion based on or grounded upon, or resulting from, a material breach of the Master Servicer’s representations and warranties contained in Section 9.03(a).  It is understood and agreed that the enforcement of the obligation of the Master Servicer set forth in this Section to indemnify the Depositor, the Securities Administrator and the Trustee as provided in this Section constitutes the sole remedy (other than as set forth in Section 6.14) of the Depositor, the Securities Administrator and the Trustee, respecting a breach of the foregoing representations and warranties.  Such indemnification shall survive any termination of the Master Servicer as Master Servicer hereunder, and any termination of this Agreement.

Any cause of action against the Master Servicer relating to or arising out of the breach of any representations and warranties made in this Section shall accrue upon discovery of such breach by either the Depositor, the Master Servicer or the Trustee or notice thereof by any one of such parties to the other parties.

SECTION 9.04

Compensation to the Master Servicer.

The Master Servicer shall be entitled to retain or withdraw from the Distribution Account amounts necessary to reimburse itself for any previously unreimbursed Advances, Servicer Advances and Nonrecoverable Advances in accordance with the definition of “Available Distribution Amount.”  The Master Servicer shall be required to pay all expenses incurred by it in connection with its activities hereunder and shall not be entitled to reimbursement therefor except as provided in this Agreement.

In addition, the Master Servicer shall be entitled to reimbursement from the Distribution Account for all reasonable expenses, disbursements and advances incurred or made by the Master Servicer in connection with the performance of its duties hereunder and under the Purchase and Servicing Agreements and Servicing Agreements, as modified by the Acknowledgements (including the reasonable compensation and the expenses and disbursements of its agents and counsel), to the extent not otherwise reimbursed pursuant to this Agreement, except any such expense, disbursement or advance as may be attributable to its willful misfeasance, bad faith or negligence.

As compensation for its services hereunder, the Master Servicer shall be entitled to receive the Master Servicing Fee which shall be paid by the Securities Administrator from the Securities Administrator Fee pursuant to a separate agreement between the Master Servicer and the Securities Administrator.

SECTION 9.05

Merger or Consolidation.

Any Person into which the Master Servicer may be merged or consolidated, or any Person resulting from any merger, conversion, other change in form or consolidation to which the Master Servicer shall be a party, or any Person succeeding to the business of the Master Servicer, shall be the successor to the Master Servicer hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or resulting Person to the Master Servicer shall be a Person that shall be qualified and approved to service mortgage loans for Fannie Mae or FHLMC and shall have a net worth of not less than $15,000,000.

SECTION 9.06

Resignation of Master Servicer.

Except as otherwise provided in Sections 9.05 and 9.07 hereof, the Master Servicer shall not resign from the obligations and duties hereby imposed on it unless the Master Servicer’s duties hereunder are no longer permissible under applicable law or are in material conflict by reason of applicable law with any other activities carried on by it and cannot be cured.  Any such determination permitting the resignation of the Master Servicer shall be evidenced by an Opinion of Counsel that shall be Independent to such effect delivered to the Trustee.  No such resignation shall become effective until the Trustee shall have assumed, or a successor master servicer shall have been appointed by the Trustee and until such successor shall have assumed, the Master Servicer’s responsibilities and obligations under this Agreement.  Written notice of such resignation shall be given promptly by the Master Servicer and the Depositor to the Trustee.

If, at any time, the Master Servicer resigns under this Section 9.06, or transfers or assigns its rights and obligations under Section 9.07, or is removed as Master Servicer pursuant to Section 6.14, then at such time U.S. Bank National Association also shall be entitled to resign as Securities Administrator, Paying Agent, Authenticating Agent and Certificate Registrar under this Agreement.  In such event, the obligations of each such party shall be assumed by the Trustee or such successor master servicer appointed by the Trustee (subject to the provisions of Section 9.02(a)).

SECTION 9.07

Assignment or Delegation of Duties by the Master Servicer.

Except as expressly provided herein, the Master Servicer shall not assign or transfer any of its rights, benefits or privileges hereunder to any other Person, or delegate to or subcontract with, or authorize or appoint any other Person to perform any of the duties, covenants or obligations to be performed by the Master Servicer hereunder; provided, however, that the Master Servicer shall have the right with the prior written consent of the Trustee and the Depositor (which consent shall not be unreasonably withheld), and upon delivery to the Trustee and the Depositor of a letter from each Rating Agency to the effect that such action shall not result in a downgrading of the Certificates, to delegate or assign to or subcontract with or authorize or appoint any qualified Person to perform and carry out any duties, covenants or obligations to be performed and carried out by the Master Servicer hereunder.  Notice of such permitted assignment shall be given promptly by the Master Servicer to the Depositor and the Trustee.  If, pursuant to any provision hereof, the duties of the Master Servicer are transferred to a successor master servicer, the entire amount of the compensation payable to the Master Servicer pursuant hereto shall thereafter be payable to such successor master servicer.

SECTION 9.08

Limitation on Liability of the Master Servicer and Others.

Neither the Master Servicer nor any of the directors, officers, employees or agents of the Master Servicer shall be under any liability to the Trustee or the Certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Master Servicer or any such person against any liability that would otherwise be imposed by reason of willful misfeasance, bad faith or negligence in its performance of its duties or by reason of reckless disregard for its obligations and duties under this Agreement.  The Master Servicer and any director, officer, employee or agent of the Master Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder.  The Master Servicer shall be under no obligation to appear in, prosecute or defend any legal action that is not incidental to its duties to master service the Mortgage Loans in accordance with this Agreement and that in its opinion may involve it in any expenses or liability; provided, however, that the Master Servicer may in its sole discretion undertake any such action that it may deem necessary or desirable in respect to this Agreement and the rights and duties of the parties hereto and the interests of the Certificateholders hereunder.  In such event, the legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust Fund and the Master Servicer shall be entitled to be reimbursed therefor out of the Distribution Account.

The Master Servicer shall not be liable for any acts or omissions of the Servicers except to the extent that damages or expenses are incurred as a result of such act or omissions and such damages and expenses would not have been incurred but for the negligence, willful misfeasance, bad faith or recklessness of the Master Servicer in supervising, monitoring and overseeing the obligations of any servicer in this Agreement, the Purchase and Servicing Agreements and the Servicing Agreements.

SECTION 9.09

Indemnification; Third-Party Claims.

The Master Servicer agrees to indemnify the Depositor, the Securities Administrator and the Trustee, and hold them harmless against any and all claims, losses, penalties, fines, forfeitures, legal fees and related costs, judgments, and any other costs, liability, fees and expenses that the Depositor, the Securities Administrator or the Trustee may sustain as a result of the Master Servicer’s willful misfeasance, bad faith or negligence in the performance of its duties hereunder or by reason of its reckless disregard for its obligations and duties under this Agreement, the Purchase and Servicing Agreements and the Servicing Agreements.  The Depositor, the Securities Administrator and the Trustee shall immediately notify the Master Servicer if a claim is made by a third party with respect to this Agreement or the Mortgage Loans entitling the Depositor, the Securities Administrator or the Trustee to indemnification under this Section 9.09, whereupon the Master Servicer shall assume the defense of any such claim and pay all expenses in connection therewith, including counsel fees, and promptly pay, discharge and satisfy any judgment or decree which may be entered against it or them in respect of such claim; provided, however, that the failure to so notify the Master Servicer shall not affect the Depositor’s, the Securities Administrator’s or the Trustee’s right to indemnification hereunder except to the extent that the Master Servicer’s defense of any such claim has been materially prejudiced thereby.

ARTICLE X

REMIC ADMINISTRATION

SECTION 10.01

REMIC Administration.

(a)

REMIC elections as set forth in the Preliminary Statement shall be made on Forms 1066 or other appropriate federal tax or information return for the taxable year ending on the last day of the calendar year in which the Certificates are issued.  The regular interests and residual interest in each REMIC shall be as designated in the Preliminary Statement.

(b)

The Closing Date is hereby designated as the “Startup Day” of each REMIC within the meaning of section 860G(a)(9) of the Code.  The latest possible maturity date for purposes of Treasury Regulation 1.860G-1(a)(4) will be the Latest Possible Maturity Date.

(c)

The Securities Administrator shall represent the Trust Fund in any administrative or judicial proceeding relating to an examination or audit by any governmental taxing authority with respect thereto.  The Securities Administrator shall pay any and all tax-related expenses (not including taxes) of each REMIC, including but not limited to any professional fees or expenses related to audits or any administrative or judicial proceedings with respect to such REMIC that involve the Internal Revenue Service or state tax authorities, but only to the extent that (i) such expenses are ordinary or routine expenses, including expenses of a routine audit but not expenses of litigation (except as described in (ii)); or (ii) such expenses or liabilities (including taxes and penalties) are attributable to the negligence or willful misconduct of the Securities Administrator in fulfilling its duties hereunder (including its duties as tax return preparer).  The Securities Administrator shall be entitled to reimbursement of expenses to the extent provided in clause (i) above from the Distribution Account, provided, however, the Securities Administrator shall not be entitled to reimbursement for expenses incurred in connection with the preparation of tax returns and other reports as required by Section 6.20 and this Section.

(d)

The Securities Administrator shall prepare and file, and the Trustee shall sign, as instructed by the Securities Administrator, all of each REMIC’s federal and appropriate state tax and information returns as such REMIC’s direct representative.  The expenses of preparing and filing such returns shall be borne by the Securities Administrator.  In preparing such returns, the Securities Administrator shall, with respect to each REMIC other than the Upper-Tier REMIC: (i) treat the accrual period for interests in such REMIC as the calendar month; (ii) account for distributions made from such REMIC as made on the first day of each succeeding calendar month; (iii) account for income under the all-OID method at the applicable Net WAC; (iv) use the aggregation method provided in Treasury Regulation section 1.1275-2(c); and (v) account for income and expenses related to such REMIC in the manner resulting in the lowest amount of excess inclusion income possible accruing to the Holder of the residual interest in such REMIC.

(e)

The Securities Administrator or its designee shall perform on behalf of each REMIC all reporting and other tax compliance duties that are the responsibility of such REMIC under the Code, the REMIC Provisions, or other compliance guidance issued by the Internal Revenue Service or any state or local taxing authority.  Among its other duties, if required by the Code, the REMIC Provisions, or other such guidance, the Securities Administrator shall provide, upon receipt of additional reasonable compensation, (i) to the Treasury or other governmental authority such information as is necessary for the application of any tax relating to the transfer of a Residual Certificate to any disqualified person or organization pursuant to Treasury Regulation 1.860E-2(a)(5) and any person designated in Section 860E(e)(3) of the Code and (ii) to the Certificateholders and the Trustee such information or reports as are required by the Code or REMIC Provisions.

(f)

To the extent within their control, the Trustee, the Securities Administrator, the Master Servicer and the Holders of Certificates shall take any action or cause any REMIC to take any action necessary to maintain the status of any REMIC as a REMIC under the REMIC Provisions and shall assist each other as necessary to create or maintain such status.  None of the Trustee, the Securities Administrator, the Master Servicer or the Holder of any Residual Certificate or Uncertificated Interest shall knowingly take any action, cause any REMIC to take any action or fail to take (or fail to cause to be taken) any action that, under the REMIC Provisions, if taken or not taken, as the case may be, could result in an Adverse REMIC Event unless the Trustee, the Securities Administrator and the Master Servicer have received an Opinion of Counsel (at the expense of the party seeking to take such action) to the effect that the contemplated action will not endanger such status or result in the imposition of such a tax.  In addition, prior to taking any action with respect to any REMIC or the assets therein, or causing any REMIC to take any action, which is not expressly permitted under the terms of this Agreement, any Holder of a Residual Certificate or Uncertificated Interest will consult with the Trustee, the Securities Administrator, the Master Servicer or their respective designees, in writing, with respect to whether such action could cause an Adverse REMIC Event to occur with respect to any REMIC, and no such Person shall take any such action or cause any REMIC to take any such action as to which the Trustee, the Securities Administrator or the Master Servicer has advised it in writing that an Adverse REMIC Event could occur; provided, however, that if no Adverse REMIC Event would occur but such action could result in the imposition of additional taxes on the Residual Certificateholders, no such Person shall take any such action, or cause any REMIC to take any such action without the written consent of the Residual Certificateholders.

(g)

Each Holder of a Residual Certificate shall pay when due any and all taxes imposed on the related REMIC by federal or state governmental authorities.  To the extent that such taxes are not paid by a Residual Certificateholder, the Trustee or the Paying Agent shall pay any remaining REMIC taxes out of current or future amounts otherwise distributable to the Holder of the Residual Certificate in any such REMIC or, if no such amounts are available, out of other amounts held in the Distribution Account, and shall reduce amounts otherwise payable to holders of regular interests in any such REMIC, as the case may be.

(h)

The Securities Administrator shall, for federal income tax purposes, maintain books and records with respect to each REMIC on a calendar year and on an accrual basis.

(i)

No additional contributions of assets shall be made to any REMIC, except as expressly provided in this Agreement.

(j)

Neither the Securities Administrator nor the Master Servicer shall enter into any arrangement by which any REMIC will receive a fee or other compensation for services.

(k)

The Securities Administrator shall treat the beneficial owners of the Pool 1 Certificates entitled to receive Basis Risk Shortfall Carryover Amounts as having entered into a notional principal contract with respect to the beneficial owners of the Class 1-CE Certificates.  Pursuant to each such notional principal contract, all beneficial owners of such Pool 1 Certificates shall be treated as having agreed to pay, on each Distribution Date, to the beneficial owners of the Class 1-CE Certificates an aggregate amount equal to the excess, if any, of (i) the amount payable on such Distribution Date on the interest in the Upper Tier REMIC corresponding to such Class of Certificates over (ii) the amount payable on such Class of Certificates on such Distribution Date (such excess, a “Class I Shortfall”).  A Class I Shortfall payable from interest collections shall be allocated to each Class of Certificates to the extent that interest accrued on such Class for the related Accrual Period at the Certificate Interest Rate for a Class, computed by substituting “Middle-Tier REMIC 1 Net WAC Rate” for the Pool 1 Net WAC in the definition thereof, exceeds the amount of interest accrued for the related Accrual Period based on the Pool 1 Net WAC, and a Class I Shortfall payable from principal collections shall be allocated to the most subordinate Class of Certificates with an outstanding principal balance to the extent of such balance.  In addition, pursuant to such notional principal contract, the beneficial owner of the Class 1-CE Certificates shall be treated as having agreed to pay Basis Risk Shortfall Carryover Amounts to such Pool 1 Certificateholders in accordance with the terms of this Agreement.  Any payments to the Certificates in light of the foregoing shall not be payments with respect to a “regular interest” in a REMIC within the meaning of Code Section 860G(a)(1).  However, any payment from the Certificates of a Class I Shortfall shall be treated for tax purposes as having been received by the beneficial owners of such Certificates in respect of their Interests in the Upper Tier REMIC and as having been paid by such beneficial owners to the Swap Trust pursuant to the notional principal contract.  Thus, each Pool 1 Certificate entitled to receive Basis Risk Shortfall Carryover Amounts shall be treated as representing not only ownership of regular interests in the Upper Tier REMIC, but also ownership of an interest in (and obligations with respect to) a notional principal contract.  For tax purposes, the notional principal contract shall be deemed to have a value in favor of the Certificates entitled to receive Basis Risk Shortfalls of $15,000 as of the Closing Date.

The Securities Administrator shall treat the beneficial owners of the Certificates entitled to receive Net WAC Shortfall Carryover Amounts (and any other payment reflecting an interest rate greater than the Pool 2 Net WAC) as having entered into a notional principal contract with respect to the beneficial owner of the Class 2-CE Certificates.  Pursuant to such notional principal contract, the beneficial owner of the Class 2-CE Certificates shall be treated as having agreed to pay Net WAC Shortfall Carryover Amounts (and any other payment reflecting an interest rate greater than the Pool 2 Net WAC) to the Holders of the Certificates entitled to receive Net WAC Shortfall Carryover Amounts in accordance with the terms of this Agreement.  Any payments to the Certificates in light of the foregoing shall not be payments with respect to a “regular interest” in a REMIC within the meaning of Code Section 860G(a)(1).  For tax purposes, the notional principal contract shall be deemed to have a value in favor of the Certificates entitled to receive Net WAC Shortfall Carryover Amounts, as of the Closing Date, of $15,000.

(l)

The Holder of a majority interest in the residual interest in any REMIC formed hereby shall act as “tax matters person” with respect to such REMIC, and the Securities Administrator shall act as agent for such holder in such role, unless and until another party is so designated by such holder.

SECTION 10.02

Prohibited Transactions and Activities.

None of the Depositor, the Master Servicer or the Trustee shall sell, dispose of, or substitute for any of the Mortgage Loans, except in a disposition pursuant to (i) the foreclosure of a Mortgage Loan, (ii) the bankruptcy of the Trust Fund, (iii) the termination of each REMIC pursuant to Article VII of this Agreement, (iv) a substitution pursuant to Article II of this Agreement or (v) a repurchase of Mortgage Loans pursuant to Article II of this Agreement, or acquire any assets for any REMIC, or sell or dispose of any investments in the Distribution Account for gain, or accept any contributions to any REMIC after the Closing Date, unless it has received an Opinion of Counsel (at the expense of the party causing such sale, disposition, substitution or acceptance) that such disposition, acquisition, substitution, or acceptance will not result in an Adverse REMIC Event, (b) affect the distribution of interest or principal on the Certificates or (c) result in the encumbrance of the assets transferred or assigned to the Trust Fund (except pursuant to the provisions of this Agreement).

SECTION 10.03

Indemnification with Respect to Prohibited Transactions or Loss of REMIC Status.

Upon the occurrence of an Adverse REMIC Event due to the negligent performance by the Securities Administrator of its duties and obligations set forth herein, the Securities Administrator shall indemnify the Certificateholders of the related Residual Certificate against any and all losses, claims, damages, liabilities or expenses (“Losses”) resulting from such negligence; provided, however, that the Securities Administrator shall not be liable for any such Losses attributable to the action or inaction of the Depositor, the Trustee or the Holder(s) of the Residual Certificates, nor for any such Losses resulting from misinformation provided by any of the foregoing parties  on which the Securities Administrator has relied.  Notwithstanding the foregoing, however, in no event shall the Securities Administrator have any liability (1) for any action or omission that is taken in accordance with and in compliance with the express terms of, or which is expressly permitted by the terms of, this Agreement or under any Purchase and Servicing Agreements, Servicing Agreements or under any Acknowledgement, (2) for any Losses other than arising out of malfeasance, willful misconduct or negligent performance by the Securities Administrator of its duties and obligations set forth herein, and (3) for any special or consequential damages to Certificateholders of the related Residual Certificate (in addition to payment of principal and interest on the Certificates).

SECTION 10.04

REO Property.

(a)

Notwithstanding any other provision of this Agreement, the Master Servicer, acting on behalf of the Trustee hereunder, shall not, except to the extent provided in the applicable Purchase and Servicing Agreement or Servicing Agreement, as applicable, knowingly permit any Servicer to, rent, lease, or otherwise earn income on behalf of any REMIC with respect to any REO Property which might cause an Adverse REMIC Event unless the applicable Servicer has provided to the Trustee an Opinion of Counsel concluding that, under the REMIC Provisions, such action would not adversely affect the status of any REMIC as a REMIC and any income generated for any REMIC by the REO Property would not result in an Adverse REMIC Event.

(b)

The Depositor shall cause the applicable Servicer (to the extent provided in its Purchase and Servicing Agreement or Servicing Agreement, as applicable) to make reasonable efforts to sell any REO Property for its fair market value.  In any event, however, the Depositor shall, or shall cause the applicable Servicer (to the extent provided in its Purchase and Servicing Agreement or Servicing Agreement, as applicable) to, dispose of any REO Property within three years of its acquisition by the Trust Fund unless the Depositor or the applicable Servicer (on behalf of the Trust Fund) has received a grant of extension from the Internal Revenue Service to the effect that, under the REMIC Provisions and any relevant proposed legislation and under applicable state law, the REMIC may hold REO Property for a longer period without causing an Adverse REMIC Event.  If such an extension has been received, then the Depositor, acting on behalf of the Trustee hereunder, shall, or shall cause the applicable Servicer to, continue to attempt to sell the REO Property for its fair market value for such period longer than three years as such extension permits (the “Extended Period”).  If such an extension has not been received and the Depositor or the applicable Servicer, acting on behalf of the Trust Fund hereunder, is unable to sell the REO Property within 33 months after its acquisition by the Trust Fund or if such an extension, has been received and the Depositor or the applicable Servicer is unable to sell the REO Property within the period ending three months before the close of the Extended Period, the Depositor shall cause the applicable Servicer, before the end of the three year period or the Extended Period, as applicable, to (i) purchase such REO Property at a price equal to the REO Property’s fair market value or (ii) auction the REO Property to the highest bidder (which may be the applicable Servicer) in an auction reasonably designed to produce a fair price prior to the expiration of the three-year period or the Extended Period, as the case may be.

SECTION 10.05

Fidelity Bond.

The Master Servicer, at its expense, shall maintain in effect a blanket fidelity bond and an errors and omissions insurance policy, affording coverage with respect to all directors, officers, employees and other Persons acting on such Master Servicer’s behalf, and covering errors and omissions in the performance of the Master Servicer’s obligations hereunder.  The errors and omissions insurance policy and the fidelity bond shall be in such form and amount generally acceptable for entities serving as master servicers and trustees.

ARTICLE XI

EXCHANGE ACT REPORTING

SECTION 11.01

Form 10-D Reporting.

Within 15 days after each Distribution Date (subject to permitted extensions under the Exchange Act), the Securities Administrator shall prepare and file on behalf of the Trust Fund any Form 10-D required by the Exchange Act, in form and substance as required by the Exchange Act.  The Securities Administrator shall file each Form 10-D with a copy of the related Monthly Statement attached thereto.  Any disclosure in addition to the Monthly Statement that is required to be included on Form 10-D (“Additional Form 10-D Disclosure”) shall be determined and prepared by and at the direction of the Depositor pursuant to the following paragraph, and the Securities Administrator will have no duty or liability for any failure hereunder to determine or prepare any Additional Form 10-D Disclosure, except as set forth in the next paragraph.

As set forth on Exhibit N hereto, within 5 calendar days after the related Distribution Date of each month that the Trust is subject to the Exchange Act reporting requirements, (i) the parties set forth thereon shall be required to provide to the Securities Administrator and the Depositor, to the extent a Responsible Officer of such party has knowledge, in EDGAR-compatible form, or in such other format as otherwise agreed upon by the Securities Administrator and such party, a notice in the form of Exhibit Q hereto (an “Additional Disclosure Notification”) together with, the form and substance of any Additional Form 10-D Disclosure, if applicable to such party and (ii) the Depositor will approve, as to form and substance, or disapprove, as the case may be, the inclusion of the Additional Form 10-D Disclosure on Form 10-D.  The Depositor will be responsible for any reasonable fees and expenses assessed or incurred by the Securities Administrator in connection with including any Additional Form 10-D Disclosure on Form 10-D pursuant to this paragraph.

After preparing the Form 10-D, but no later than the 12th calendar day after the related Distribution Date, the Securities Administrator shall forward electronically a copy of the Form 10-D to the Depositor (provided that such Form 10-D includes any Additional Form 10-D Disclosure) for review.  By the 13th calendar day after the related Distribution Date, the Depositor shall notify the Securities Administrator in writing (which may be furnished electronically) of any changes to or approval of such Form 10-D.  In the absence of any receipt of any written changes or approval from the Depositor by the 13th calendar day after the related Distribution Date, the Securities Administrator shall be entitled to assume that such Form 10-D is in final form and the Securities Administrator may proceed with the execution and filing of the Form 10-D.  A duly authorized representative of the Master Servicer shall sign the Form 10-D.  If a Form 10-D cannot be filed on time or if a previously filed Form 10-D needs to be amended, the Securities Administrator will follow the procedures set forth in Section 11.04.  Promptly (but no later than 1 Business Day) after filing with the Commission, the Securities Administrator will make available on its internet website a final executed copy of each Form 10-D prepared and filed by the Securities Administrator.  Each party to this Agreement acknowledges that the performance by the Securities Administrator and the Master Servicer of its duties under this Section 11.01 related to the timely preparation, execution and filing of Form 10-D is contingent upon such parties strictly observing all applicable deadlines in the performance of their duties under this Section 11.01.  Neither the Master Servicer nor the Securities Administrator shall have any liability for any loss, expense, damage, claim arising out of or with respect to any failure to properly prepare, timely execute and/or timely file such Form 10-D, where such failure results from the Securities Administrator’s inability or failure to obtain or receive, on a timely basis, any information from any other party hereto needed to prepare, arrange for execution or file such Form 10-D, not resulting from its own negligence, bad faith or willful misconduct.

Each of Form 10-D and Form 10-K requires the Depositor, as registrant, to indicate (by checking "yes" or "no") that it "(1) has filed all reports required to be filed by Section 13 or 15(d) of the Exchange Act during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days."  The Depositor hereby represents to the Securities Administrator that, as of the Closing Date, the Depositor has filed all such required reports during the preceding 12 months and that it has been subject to such filing requirement for the past 90 days.  The Depositor shall notify the Securities Administrator in writing, no later than the fifth calendar day after the related Distribution Date with respect to the filing of a report on Form 10-D and no later than March 15th with respect to the filing of a report on Form 10-K, if the answer to such questions should be "no."  The Depositor shall provide the Securities Administrator with a form of the first page of the Form 10-K on or prior to March 1 of each year in which a Form 10-K must be filed.  The Securities Administrator shall be entitled to rely on such representations in preparing, executing and/or filing any such report.

SECTION 11.02

Form 10-K Reporting.

Within 90 days after the end of each fiscal year of the Trust or such earlier date as may be required by the Exchange Act (the “10-K Filing Deadline”) (it being understood that the fiscal year for the Trust ends on December 31st of each year), commencing in March 2007, the Securities Administrator shall prepare and file on behalf of the Trust a Form 10-K, in form and substance as required by the Exchange Act.  Each such Form 10-K shall include the following items, in each case to the extent they have been delivered to the Securities Administrator within the applicable time frames set forth in this Agreement and the related Purchase and Servicing Agreement or Servicing Agreement, as applicable, (i) the Item 1123 Certification for each Servicer, Servicing Function Participant, the Master Servicer as described under Section 11.05, (ii)(A) the Assessment of Compliance with servicing criteria for each Servicer, the Master Servicer, the Securities Administrator, each Custodian and each Servicing Function Participant, as described under Section 11.06, and (B) if any of a Servicer’s, the Master Servicer’s, the Securities Administrator’s, a Custodian’s or any Servicing Function Participant’s Assessment of Compliance identifies any material instance of noncompliance, disclosure identifying such instance of noncompliance, or if any of a Servicer’s, the Master Servicer’s, the Securities Administrator’s, a Custodian’s or any Servicing Function Participant’s Assessment of Compliance is not included as an exhibit to such Form 10-K, disclosure that such report is not included and an explanation why such report is not included, (iii)(A) the Accountant’s Attestation for each Servicer, the Master Servicer, the Securities Administrator, each Custodian and each Servicing Function Participant, as described under Section 11.07, and (B) if any Accountant’s Attestation identifies any material instance of noncompliance, disclosure identifying such instance of noncompliance, or if any such Accountant’s Attestation is not included as an exhibit to such Form 10-K, disclosure that such report is not included and an explanation why such report is not included, and (iv) a Sarbanes-Oxley Certification as described in Section 11.08 (provided, however, that the Securities Administrator, in its reasonable discretion, may omit from the Form 10-K, any Assessment of Compliance or Accountant’s Attestation that is not required to be filed with such Form 10-K pursuant to Regulation AB). Any disclosure or information in addition to (i) through (iv) above that is required to be included on Form 10-K (“Additional Form 10-K Disclosure”) shall be determined and prepared by and at the direction of the Depositor pursuant to the following paragraph, and the Securities Administrator will have no duty or liability for any failure hereunder to determine or prepare any Additional Form 10-K Disclosure, except as set forth in the next paragraph.

As set forth on Exhibit N hereto, no later than March 1 of each year that the Trust is subject to the Exchange Act reporting requirements, commencing in 2007, (i) the parties set forth on Exhibit N shall be required to provide to the Securities Administrator and the Depositor, to the extent a Responsible Officer of such party has knowledge,  an Additional Disclosure Notification in the form of Exhibit Q hereto, along with, in EDGAR-compatible form, or in such other form as otherwise agreed upon by the Securities Administrator and such party, the form and substance of any Additional Form 10-K Disclosure, if applicable to such party, and (ii) the Depositor will approve, as to form and substance, or disapprove, as the case may be, the inclusion of the Additional Form 10-K Disclosure on Form 10-K.  The Depositor will be responsible for any reasonable fees and expenses assessed or incurred by the Securities Administrator in connection with including any Additional Form 10-K Disclosure on Form 10-K pursuant to this paragraph.

After preparing the Form 10-K, but no later than March 23th of each year that the Trust is subject to the Exchange Act reporting requirements, commencing in 2007, the Securities Administrator shall forward electronically a draft copy of the Form 10-K to the Depositor (provided that such Form 10-K includes any Additional Form 10-K Disclosure) for review.  Within four Business Days before the 10-K Filing Deadline, the Depositor shall notify the Securities Administrator in writing (which may be furnished electronically) of any changes to or approval of such Form 10-K.  In the absence of any receipt of any written changes or approval from the Depositor by the close of business on the 4th Business Day prior to the 10-K Filing Deadline, the Securities Administrator shall be entitled to assume that such Form 10-K is in final form, and the Securities Administrator may proceed with the execution and filing of the Form 10-K.  A senior officer of the Master Servicer in charge of the master servicing function shall sign the Form 10-K.  If a Form 10-K cannot be filed on time or if a previously filed Form 10-K needs to be amended, the Securities Administrator will follow the procedures set forth in Section 11.04.  Promptly (but no later than 1 Business Day) after filing with the Commission, the Securities Administrator will make available on its internet website a final executed copy of each Form 10-K prepared and filed by the Securities Administrator.  The parties to this Agreement acknowledge that the performance by each of the Master Servicer and the Securities Administrator of its duties under this Section 11.02 related to the timely preparation, execution and filing of Form 10-K is contingent upon such parties (and any Servicing Function Participant) strictly observing all applicable deadlines in the performance of their duties under Article XI.  Neither the Master Servicer nor the Securities Administrator shall have any liability for any loss, expense, damage, claim arising out of or with respect to any failure to properly prepare, execute and/or timely file such Form 10-K, where such failure results from the Securities Administrator’s inability or failure to obtain or receive, on a timely basis, any information from any other party hereto needed to prepare, arrange for execution or file such Form 10-K, not resulting from its own negligence, bad faith or willful misconduct.

SECTION 11.03

Form 8-K Reporting.

Within four (4) Business Days after the occurrence of an event requiring disclosure on Form 8-K (each such event, a “Reportable Event”), and if requested by the Depositor, the Securities Administrator shall prepare and file on behalf of the Trust any Form 8-K, as required by the Exchange Act, provided that the Depositor shall file the initial Form 8-K in connection with the issuance of the Certificates.  Any disclosure or information related to a Reportable Event or that is otherwise required to be included on Form 8-K other than the initial Form 8-K (“Form 8-K Disclosure Information”) shall be determined and prepared by and at the direction of the Depositor pursuant to the following paragraph and the Securities Administrator will have no duty or liability for any failure hereunder to determine or prepare any Form 8-K Disclosure Information or any Form 8-K, except as set forth in the next paragraph.

As set forth on Exhibit N hereto, for so long as the Trust is subject to the Exchange Act reporting requirements, no later than the close of business (New York City time) on the 2nd Business Day after the occurrence of a Reportable Event (i) the parties set forth on Exhibit N shall be required to provide to the Securities Administrator and the Depositor, to the extent a Responsible Officer of such party has knowledge, an Additional Disclosure Notification in the form of Exhibit Q attached hereto, along with, in EDGAR-compatible form, or in such other form as otherwise agreed upon by the Securities Administrator and such party, the form and substance of any Form 8-K Disclosure Information, if applicable to such party, and (ii) the Depositor will approve, as to form and substance, or disapprove, as the case may be, the inclusion of the Form 8-K Disclosure Information.  The Depositor will be responsible for any reasonable fees and expenses assessed or incurred by the Securities Administrator in connection with including any Form 8-K Disclosure Information on Form 8-K pursuant to this paragraph.

After preparing the Form 8-K, the Securities Administrator shall forward electronically a draft copy of the Form 8-K to the Depositor for review.  Promptly upon receipt of such copy, but no later than the close of business on the third Business Day after the Reportable Event, the Depositor shall notify the Securities Administrator in writing (which may be furnished electronically) of any changes to or approval of such Form 8-K.  In the absence of any receipt of any written changes or approval from the Depositor, the Securities Administrator shall be entitled to assume that such Form 8-K is in final form and the Securities Administrator may proceed with the execution and filing of the Form 8-K.   A duly authorized representative of the Master Servicer shall sign each Form 8-K.  If a Form 8-K cannot be filed on time or if a previously filed Form 8-K needs to be amended, the Securities Administrator will follow the procedures set forth in Section 11.04.  Promptly (but no later than 1 Business Day) after filing with the Commission, the Securities Administrator will, make available on its internet website a final executed copy of each Form 8-K prepared and filed by the Securities Administrator.  The parties to this Agreement acknowledge that the performance by each of the Master Servicer and the Securities Administrator of its duties under this Section 11.03 related to the timely preparation, execution and filing of Form 8-K is contingent upon such parties strictly observing all applicable deadlines in the performance of their duties under this Section 11.03.  Neither the Master Servicer nor the Securities Administrator shall have any liability for any loss, expense, damage or claim arising out of or with respect to any failure to properly prepare, execute and/or timely file such Form 8-K, where such failure results from the Securities Administrator’s inability or failure to obtain or receive, on a timely basis, any information from any other party hereto needed to prepare, arrange for execution or file such Form 8-K, not resulting from its own negligence, bad faith or willful misconduct.

Within five Business Days prior to each Distribution Date of each year that the Trust is subject to the Exchange Act reporting requirements, the Depositor shall calculate and forward to the Securities Administrator the Significance Percentage.  If the Significance Percentage meets either of the threshold levels detailed in Item 1115(b)(1) or 1115(b)(2) of Regulation AB (10% or more, but less than 20%, and 20% or more, respectively, as of the date of this Agreement), the Securities Administrator shall deliver written notification to the Depositor and the Swap Provider to that effect, which notification shall include a request that the Swap Provider provide Regulation AB information to the Depositor in accordance with the terms of the Swap Agreement.  The Depositor shall be obligated to obtain from the Swap Provider any information required under Regulation AB to the extent required under the Swap Agreement and to provide to the Securities Administrator any information that may be required to be included in any Form 10-D, Form 8-K or Form 10-K relating to the Swap Agreement or written notification instructing the Securities Administrator that such Additional Disclosure regarding the Swap Provider is not necessary for such Payment Date.  The Depositor shall be responsible for any reasonable fees and expenses assessed or incurred by the Securities Administrator in connection with including any Additional Disclosure information pursuant to this section.

SECTION 11.04

Delisting; Amendment; Late Filing of Reports.

On or prior to January 30 of the first year in which the Securities Administrator is able to do so under applicable law, the Securities Administrator shall prepare and file a Form 15 Suspension Notification relating to the automatic suspension of reporting in respect of the Trust under the Exchange Act.

In the event that the Securities Administrator is unable to timely file with the Commission all or any required portion of any Form 8-K, 10-D or 10-K required to be filed by this Agreement because required disclosure information was either not delivered to it or delivered to it after the delivery deadlines set forth in this Agreement or for any other reason, the Securities Administrator will promptly electronically notify the Depositor.  In the case of Form 10-D and 10-K, the parties to this Agreement and each Servicer will cooperate to prepare and file a Form 12b-25 and a 10-D/A and 10-K/A as applicable, pursuant to Rule 12b-25 of the Exchange Act.  In the case of Form 8-K, the Securities Administrator will, upon receipt of all required Form 8-K Disclosure Information and upon the approval and direction of the Depositor, include such disclosure information on the next Form 10-D.  In the event that any previously filed Form 8-K, 10-D or 10-K needs to be amended in connection with any Additional Form 10-D Disclosure (other than for the purpose of restating any Monthly Report), Additional Form 10-K Disclosure or Form 8-K Disclosure Information, the Securities Administrator will electronically notify the Depositor and such other parties to the transaction as are affected by such amendment and such parties will cooperate to prepare any necessary Form 8-K/A, 10-D/A or 10-K/A.  Any Form 15, Form 12b-25 or any amendment to Form 8-K, 10-D or 10-K shall be signed by a duly authorized representative, or senior officer of the Master Servicer in charge of master servicing, as applicable.  The parties to this Agreement acknowledge that the performance by each of the Master Servicer and the Securities Administrator of its duties under this Section 11.04 related to the timely preparation, execution and filing of Form 15, a Form 12b-25 or any amendment to Form 8-K, 10-D or 10-K is contingent upon each such party performing its duties under this Section.  Neither the Master Servicer nor the Securities Administrator shall have any liability for any loss, expense, damage, claim arising out of or with respect to any failure to properly prepare, execute and/or timely file any such Form 15, Form 12b-25 or any amendments to Forms 8-K, 10-D or 10-K, where such failure results from the Securities Administrator’s inability or failure to obtain or receive, on a timely basis, any information from any other party hereto needed to prepare, arrange for execution or file such Form 15, Form 12b-25 or any amendments to Forms 8-K, 10-D or 10-K, not resulting from its own negligence, bad faith or willful misconduct.

SECTION 11.05

Annual Statements of Compliance.

The Master Servicer shall deliver or otherwise make available (and the Master Servicer shall cause any Servicing Function Participant engaged by it to deliver or otherwise make available) to the Depositor and the Securities Administrator on or before March 15 of each year, commencing in March 2007, an Officer’s Certificate (an “Item 1123 Certification”) stating, as to the signer thereof, that (A) a review of such party’s activities during the preceding calendar year or portion thereof and of such party’s performance under this Agreement, or such other applicable agreement in the case of a Servicing Function Participant, has been made under such officer’s supervision and (B) to the best of such officer’s knowledge, based on such review, such party has fulfilled all its obligations under this Agreement, or such other applicable agreement in the case of a Servicing Function Participant, in all material respects throughout such year or portion thereof, or, if there has been a failure to fulfill any such obligation in any material respect, specifying each such failure known to such officer and the nature and status thereof.  Promptly after receipt of each such Item 1123 Certification, the Depositor shall review such Item 1123 Certification and, if applicable, consult with each such party, as applicable, as to the nature of any failures by such party, in the fulfillment of any of such party’s obligations hereunder or, in the case of a Servicing Function Participant, under such other applicable agreement.  The Master Servicer shall include all Item 1123 Certifications received by it from each Servicing Function Participant with its own Item 1123 Certification to be submitted to the Securities Administrator pursuant to this section.

In the event the Master Servicer is terminated or resigns pursuant to the terms of this Agreement or any Servicing Function Participant engaged by such parties is terminated or resigns pursuant to the terms of any other applicable agreement, such party shall provide an Item 1123 Certification pursuant to this Section 11.05 with respect to the period of time it was subject to this Agreement or such other applicable agreement, as the case may be.

SECTION 11.06

Annual Assessments of Compliance.

By March 15 of each year, commencing in March 2007, the Master Servicer, the Securities Administrator and each Custodian, each at its own expense, shall furnish or otherwise make available, and each such party shall cause any Servicing Function Participant engaged by it to furnish or otherwise make available, each at its own expense, to the Securities Administrator and the Depositor, a report on an assessment of compliance with the Relevant Servicing Criteria (an “Assessment of Compliance”) that contains (A) a statement by such party of its responsibility for assessing compliance with the applicable Relevant Servicing Criteria, (B) a statement that such party used the applicable Relevant Servicing Criteria to assess compliance with the applicable Relevant Servicing Criteria, (C) such party’s assessment of compliance with the applicable Relevant Servicing Criteria as of and for the fiscal year covered by the Form 10-K required to be filed pursuant to Section 11.02, including, if there has been any material instance of noncompliance with the applicable Relevant Servicing Criteria, a discussion of each such failure and the nature and status thereof, and (D) a statement that a registered public accounting firm has issued an Accountant’s Attestation on such party’s Assessment of Compliance with the applicable Relevant Servicing Criteria as of and for such period; provided, however, each Custodian and any Servicing Function Participant engaged by it shall only be required to provide an Assessment of Compliance for each calendar year for which a Form 10-K is required to be filed with respect to the Trust Fund.

No later than the end of each fiscal year for the Trust for which a Form 10-K is required to be filed, the Master Servicer  and each Custodian shall forward to the Securities Administrator and the Depositor the name of each Servicing Function Participant engaged by it and what Relevant Servicing Criteria will be addressed in the Assessment of Compliance prepared by such Servicing Function Participant (provided, however, that the Master Servicer need not provide such information to the Securities Administrator so long as the Master Servicer and the Securities Administrator are the same Person).  When the Master Servicer, the Securities Administrator and each Custodian (or any Servicing Function Participant engaged by them) submit their respective Assessments of Compliance to the Securities Administrator, such parties will also at such time include the Assessments of Compliance (and Accountant’s Attestation) of each Servicing Function Participant engaged by it.

Where JPMCB is both a Custodian and a Servicer, the provisions of this Section 11.06 may be satisfied by the delivery of a single report containing the Assessment of Compliance of JPMCB.  Such Assessment of Compliance shall indicate that it has been delivered by JPMCB in its dual capacities as a Servicer and as Custodian in a form decided upon mutually by JPMCB and the Securities Administrator.

Promptly after receipt of each Assessment of Compliance, (i) the Depositor shall review each such report and, if applicable, consult with the Master Servicer, the Securities Administrator, each Custodian and any Servicing Function Participant engaged by such parties as to the nature of any material instance of noncompliance with the Relevant Servicing Criteria by each such party, and (ii) the Securities Administrator shall confirm that the Assessments of Compliance, taken as a whole, address all of the Servicing Criteria and taken individually address the Relevant Servicing Criteria for each party as set forth on Exhibit M and on any similar exhibit set forth in each Purchase and Servicing Agreement or Servicing Agreement, as applicable, in respect of each Servicer and notify the Depositor of any exceptions.  The Master Servicer shall include each such Assessment of Compliance with its own Assessment of Compliance  to be submitted to the Securities Administrator pursuant to this section.

In the event the Master Servicer, the Securities Administrator, either Custodian, the Trustee (to the extent the Trustee has become the “Master Servicer” pursuant to the terms of this Agreement) or any Servicing Function Participant engaged by such parties is terminated, assigns its rights and obligations under or resigns pursuant to the terms of this Agreement, or any applicable sub-servicing agreement, as the case may be, such party shall provide an Assessment of Compliance pursuant to this Section 11.06 with respect to the period of time it was subject to this Agreement or any applicable sub-servicing agreement, as the case may be, to the extent required by Regulation AB.

SECTION 11.07

Accountant’s Attestation.

By March 15 of each year, commencing in 2007, the Master Servicer and the Securities Administrator, each at its own expense, shall cause, and each such party shall cause any Servicing Function Participant engaged by it to cause, each at its own expense, a registered public accounting firm (which may also render other services to the Master Servicer, the Securities Administrator or such other Servicing Function Participants, as the case may be) and that is a member of the American Institute of Certified Public Accountants to furnish a report (the “Accountant’s Attestation”) to the Securities Administrator and the Depositor, to the effect that (i) it has obtained a representation regarding certain matters from the management of such party, which includes an assertion that such party has complied with the Relevant Servicing Criteria, and (ii) on the basis of an examination conducted by such firm in accordance with standards for attestation engagements issued or adopted by the PCAOB, it is expressing an opinion as to whether such party’s Assessment of Compliance was fairly stated in all material respects, or it cannot express an overall opinion regarding such party’s assessment of compliance with the Relevant Servicing Criteria.  In the event that an overall opinion cannot be expressed, such registered public accounting firm shall state in such report why it was unable to express such an opinion.  Such report must be available for general use and not contain restricted use language.

By March 15 of each calendar year in which a Form 10-K is required to be filed with respect to the Trust Fund, commencing in March 2007, each Custodian shall, at its own expense, cause a firm of independent public accountants (who may also render other services to such Custodian), which is a member of the American Institute of Certified Public Accountants, to furnish to the Securities Administrator and the Depositor a report to the effect that such firm attests to, and reports on, the assessment made by the applicable Custodian pursuant to Section 11.06 above, which report shall be made in accordance with standards for attestation engagements issued or adopted by the Public Company Accounting Oversight Board.

Where JPMCB is both a Custodian and a Servicer, the provisions of this Section 11.07 may be satisfied by the delivery of a single report containing the Accountant's Attestation of JPMCB.    Such Accountant's Attestation shall indicate that it has been delivered by JPMCB in its dual capacities as a Servicer and as Custodian in a form decided upon mutually by JPMCB and the Securities Administrator.

Promptly after receipt of such Accountant’s Attestations from the Master Servicer, the Securities Administrator, each Custodian and any Servicing Function Participant engaged by such parties (i) the Depositor shall review the report and, if applicable, consult with such parties as to the nature of any defaults by such parties, in the fulfillment of any of each such party’s obligations hereunder or under any other applicable agreement, and (ii) the Securities Administrator shall confirm that each Assessment of Compliance is coupled with an Accountant’s Attestation meeting the requirements of this Section and notify the Depositor of any exceptions.  The Master Servicer shall include each such Accountant’s Attestation with its own Accountant’s Attestation  to be submitted to the Securities Administrator pursuant to this section.

In the event the Master Servicer, the Securities Administrator, either Custodian, the Trustee (to the extent the Trustee has become the “Master Servicer” pursuant to the terms of this Agreement) or any Servicing Function Participant engaged by such parties is terminated, assigns its rights and obligations under or resigns pursuant to the terms of this Agreement, or any applicable sub-servicing agreement, as the case may be, such party shall provide an Accountant’s Attestation pursuant to this Section 11.07 with respect to the period of time it was subject to this Agreement or any applicable sub-servicing agreement, as the case may be, to the extent required by Regulation AB.

SECTION 11.08

Sarbanes-Oxley Certification.

Each Form 10-K shall include a certification (the “Sarbanes-Oxley Certification”) required to be included therewith pursuant to the Sarbanes-Oxley Act.  The Master Servicer and the Securities Administrator shall cause any Servicing Function Participant engaged by it to, provide to the Person who signs the Sarbanes-Oxley Certification (the “Certifying Person”), by March 15 of each year in which the Trust is subject to the reporting requirements of the Exchange Act and otherwise within a reasonable period of time upon request, a certification (each, a “Back-Up Certification”), in the form attached hereto as Exhibit P, upon which the Certifying Person, the entity for which the Certifying Person acts as an officer, and such entity’s officers, directors and Affiliates (collectively with the Certifying Person, “Certification Parties”) can reasonably rely.  The senior officer of the Master Servicer in charge of the master servicing function shall serve as the Certifying Person on behalf of the Trust.  Such officer of the Certifying Person can be contacted by email at notifications@usbank.com or by facsimile at (866) 831-7910.  In the event the Master Servicer, the Securities Administrator, the Trustee or any Servicing Function Participant engaged by parties is terminated or resigns pursuant to the terms of this Agreement, or any applicable sub-servicing agreement, as the case may be, such party shall provide a Back-Up Certification to the Certifying Person pursuant to this Section 11.08 with respect to the period of time it was subject to this Agreement or any applicable sub-servicing agreement, as the case may be.

Notwithstanding the foregoing, (i) the Master Servicer and the Securities Administrator shall not be required to deliver a Back-Up Certification to each other if both are the same Person and the Master Servicer is the Certifying Person and (ii) the Master Servicer shall not be obligated to sign the Sarbanes-Oxley Certification in the event that it does not receive any Back-Up Certification required to be furnished to it pursuant to this section or any Servicing Agreement or Custodial Agreement.

The Master Servicer shall enforce any obligation of the Servicers, to the extent set forth in the related Purchase and Servicing Agreement or Servicing Agreement, as applicable, to deliver to the Master Servicer a certification similar to the Back-Up Certification within the time frame set forth in, and in such form and substance as may be required pursuant to, the related Purchase and Servicing Agreement or Servicing Agreement, as applicable.

SECTION 11.09

Indemnification.

The Master Servicer and the Securities Administrator shall indemnify and hold harmless the Securities Administrator, the Master Servicer and the Depositor and each of their directors, officers, employees, agents, and affiliates from and against any and all claims, losses, damages, penalties, fines, forfeitures, reasonable legal fees and related costs, judgments and other costs and expenses arising out of or based upon (a) any breach by the Master Servicer or the Securities Administrator, as applicable, of any if its obligations under this Article XI, (b) any misstatement or omission in any information, data or materials provided by the Master Servicer or the Securities Administrator, as applicable, or (c) the negligence, bad faith or willful misconduct of the Master Servicer or the Securities Administrator, as applicable, in connection with the performance of any if its obligations under this Article XI.  Notwithstanding the foregoing, in no event shall the Master Servicer or the Securities Administrator be liable for any special, indirect or consequential damages incurred by the Depositor, the Master Servicer or the Securities Administrator, as applicable.  If the indemnification provided for herein is unavailable or insufficient to hold harmless the Securities Administrator, the Master Servicer and the Depositor, then each of the Master Servicer and the Securities Administrator agree that it shall contribute to the amount paid or payable by Securities Administrator, the Master Servicer or the Depositor, as applicable, as a result of any claims, losses, damages or liabilities incurred by the Securities Administrator, the Master Servicer or the Depositor, as applicable, in such proportion as is appropriate to reflect the relative fault of Securities Administrator, the Master Servicer or the Depositor, as applicable, on the one hand and the Master Servicer or the Securities Administrator, as applicable, on the other.

Each Custodian shall indemnify and hold harmless the Master Servicer, the Trustee, the Securities Administrator and the Depositor and each of their directors, officers, employees, agents, and affiliates (each a “Custodian Indemnified Party”) from and against any and all claims, losses, damages, penalties, fines, forfeitures, reasonable legal fees and related costs, judgments and other costs and expenses arising out of or based upon (a) any breach by such Custodian of its obligations under Sections 11.06 or 11.07 to deliver the Assessment of Compliance or Accountant’s Attestation or (b) any material misstatement or omission in the Assessment of Compliance provided by such Custodian.  Notwithstanding the foregoing, in no event shall a Custodian be liable for any special, indirect or consequential damages incurred by a Custodian Indemnified Party.  If the indemnification provided for in this paragraph is unavailable or insufficient to hold harmless a Custodian Indemnified Party, then each Custodian agrees that it shall contribute to the amount paid or payable by such Custodian Indemnified Party as a result of any claims, losses, damages or liabilities incurred by such Custodian Indemnified Party in such proportion as is appropriate to reflect the relative fault of such Custodian Indemnified Party on the one hand and the applicable Custodian on the other.

In the case of any failure of performance described in this Section 11.09 by a Custodian, such Custodian shall promptly reimburse the Depositor and each Person responsible for the preparation, execution or filing of any report required to be filed with the Commission or for execution of a certification pursuant to Rule 13a-14(d) or Rule 15d-14(d) under the Exchange Act pursuant to this Agreement, for all costs reasonably incurred by each such party in order to obtain the information, report, certification, accountants’ letter or other material not delivered as required by the applicable Custodian or any Subcontractor of such Custodian.

The Depositor shall indemnify and hold harmless the Securities Administrator, the Trustee and the Master Servicer and each of their directors, officers, employees, agents, and affiliates from and against any and all claims, losses, damages, penalties, fines, forfeitures, reasonable legal fees and related costs, judgments and other costs and expenses arising out of or based upon (a) any breach by the Depositor of any if its obligations under this Article XI, (b) any misstatement or omission in any information, data or materials provided by the Depositor or (c) the negligence, bad faith or willful misconduct of the Depositor in connection with the performance of any if its obligations under this Article XI.  If the indemnification provided for in this paragraph is unavailable or insufficient to hold harmless the Securities Administrator, the Trustee and the Master Servicer and each of their directors, officers, employees, agents, and affiliates, then the Depositor agrees that it shall contribute to the amount paid or payable by Securities Administrator, the Trustee or the Master Servicer, as applicable, as a result of any claims, losses, damages or liabilities incurred by Securities Administrator, the Trustee or the Master Servicer, as applicable, in such proportion as is appropriate to reflect the relative fault of Securities Administrator, the Trustee or the Master Servicer, as applicable, on the one hand and the Depositor on the other.

The indemnification provided for in this section shall survive the termination of this Agreement or the termination of any party to this Agreement.

SECTION 11.10

Additional Information.

Each of the parties to this Agreement agrees to provide to the Securities Administrator and the Master Servicer such additional information related to such party as Securities Administrator and the Master Servicer may reasonably request, including evidence of the authorization of the person signing any certification or statement, financial information and reports, and such other information related to such party or its performance hereunder.

SECTION 11.11

[Reserved.]

SECTION 11.12

Intention of the Parties and Interpretation.

Each of the parties acknowledges and agrees that the purpose of Article XI of this Agreement is to facilitate compliance by the Securities Administrator, the Master Servicer and the Depositor with the provisions of Regulation AB promulgated by the SEC under the 1934 Act (17 C.F.R. §§ 229.1100 - 229.1123), as such may be amended from time to time and subject to clarification and interpretive advice as may be issued by the staff of the SEC from time to time.  Therefore, each of the parties agrees that (a) the obligations of the parties hereunder shall be interpreted in such a manner as to accomplish that purpose, (b) the parties’ obligations hereunder will be supplemented and modified as necessary to be consistent with any such amendments, interpretive advice or guidance, convention or consensus among active participants in the asset-backed securities markets, advice of counsel, or otherwise in respect of the requirements of Regulation AB, (c) the parties shall comply with requests made by the Securities Administrator, the Master Servicer or the Depositor for delivery of additional or different information as the Securities Administrator, the Master Servicer or the Depositor may determine in good faith is necessary to comply with the provisions of Regulation AB, provided that such information is available to such party without unreasonable effort or expense and within such time frame as may be reasonably required, and (d) no amendment of this Agreement shall be required to effect any such changes in the parties’ obligations as are necessary to accommodate evolving interpretations of the provisions of Regulation AB.

SECTION 11.13

Notice under Article XI.

Any notice or notification required to be delivered by the Securities Administrator to the Depositor pursuant to this Article XI may be delivered via facsimile to Christine Kolber via email to kolber_christine@jpmorgan.com or telephonically by calling at (201) 595-5733.

ARTICLE XII

MISCELLANEOUS PROVISIONS

SECTION 12.01

Binding Nature of Agreement; Assignment.

This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

SECTION 12.02

Entire Agreement.

This Agreement contains the entire agreement and understanding among the parties hereto with respect to the subject matter hereof, and supersedes all prior and contemporaneous agreements, understandings, inducements and conditions, express or implied, oral or written, of any nature whatsoever with respect to the subject matter hereof.  The express terms hereof control and supersede any course of performance and/or usage of the trade inconsistent with any of the terms hereof.

SECTION 12.03

Amendment.

(a)

This Agreement may be amended from time to time by the Depositor, the Master Servicer, the Securities Administrator, and the Trustee, with the consent of the Swap Provider, and without notice to or the consent of any of the Holders, (i) to cure any ambiguity or mistake (including to effectuate the intent of Certificateholders), (ii) to cause the provisions herein to conform to or be consistent with or in furtherance of the statements made with respect to the Certificates, the Trust Fund or this Agreement in any Offering Document, or to correct or supplement any provision herein which may be inconsistent with any other provisions herein or with the provisions of any Purchase and Servicing Agreement, Purchase Agreement and Servicing Agreement, (iii) to make any other provisions with respect to matters or questions arising under this Agreement or (iv) to add, delete, or amend any provisions to the extent necessary or desirable to comply with any requirements imposed by the Code and the REMIC Provisions.  No such amendment effected pursuant to the preceding sentence shall, as evidenced by an Opinion of Counsel, result in an Adverse REMIC Event, nor shall such amendment effected pursuant to clause (iii) of such sentence adversely affect in any material respect the interests of any Holder.  Prior to entering into any amendment without the consent of Holders pursuant to this paragraph, the Trustee shall be provided with an Opinion of Counsel (at the expense of the party requesting such amendment) to the effect that such amendment is permitted under this Section.  Any such amendment shall be deemed not to adversely affect in any material respect any Holder, and the Opinion of Counsel to such effect referred to above need not be rendered, if the Trustee receives written confirmation from each Rating Agency that such amendment will not cause such Rating Agency to reduce the then current rating assigned to the Certificates.  In addition, this Agreement may be amended from time to time by the Depositor, the Master Servicer, the Securities Administrator and the Trustee without the consent of any of the Certificateholders to comply with the provisions of Regulation AB.

(b)

This Agreement may also be amended from time to time by the Depositor, the Master Servicer, the Securities Administrator and the Trustee, with the consent of the Swap Provider and with the consent of the Holders of not less than 66-2/3% of the Class Principal Amount (or Percentage Interest) of each Class of Certificates affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Holders; provided, however, that no such amendment shall be made unless the Trustee receives an Opinion of Counsel, at the expense of the party requesting the change, that such amendment is permitted hereinafter and that such change will not cause an Adverse REMIC Event; and provided further, that no such amendment may (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate, without the consent of the Holder of such Certificate or (ii) reduce the aforesaid percentages of Class Principal Amount or Class Notional Amount (or Percentage Interest) of Certificates of each Class, the Holders of which are required to consent to any such amendment without the consent of the Holders of 100% of the Class Principal Amount or Class Notional Amount (or Percentage Interest) of each Class of Certificates affected thereby.  For purposes of this paragraph, references to “Holder” or “Holders” shall be deemed to include, in the case of any Class of Book-Entry Certificates, the related Certificate Owners.

(c)

Promptly after the execution of any such amendment, the Trustee shall furnish written notification of the substance of such amendment to each Holder, the Depositor and the Rating Agencies.

(d)

It shall not be necessary for the consent of Holders under this Section 12.03 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof.  The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Holders shall be subject to such reasonable regulations as the Trustee may prescribe.

(e)

Notwithstanding anything to the contrary in any Purchase and Servicing Agreement, the Trustee shall not consent to any amendment of any Purchase and Servicing Agreement except pursuant to the standards provided in this Section with respect to amendment of this Agreement.  With respect to any amendment that relates to the servicing of the Mortgage Loans or a Servicer, the Trustee shall not consent to any such amendment without the prior written consent of the Master Servicer.

(f)

Notwithstanding anything to the contrary in this Section 12.03, the Trustee the Master Servicer and the Securities Administrator shall reasonably cooperate with the Depositor and its counsel to enter into such amendments or modifications to the Agreement as may be necessary to comply with Regulation AB and any interpretation thereof by the Commission

SECTION 12.04

Voting Rights.

Except to the extent that the consent of all affected Certificateholders is required pursuant to this Agreement, with respect to any provision of this Agreement requiring the consent of Certificateholders representing specified percentages of aggregate outstanding Certificate Principal Amount or Class Notional Amount (or Percentage Interest), Certificates owned by the Depositor, the Seller or any Affiliates thereof are not to be counted so long as such Certificates are owned by the Depositor, the Seller or any Affiliate thereof.

SECTION 12.05

Provision of Information.

(a)

For so long as any of the Certificates of any Class are “restricted securities” within the meaning of Rule 144(a)(3) under the Act, each of the Depositor, the Securities Administrator, the Master Servicer and the Trustee agree to cooperate with each other to provide to any Certificateholders and to any prospective purchaser of Certificates designated by such holder, upon the request of such holder or prospective purchaser, any information required to be provided to such holder or prospective purchaser to satisfy the condition set forth in Rule 144A(d)(4) under the Act.  Any reasonable, out-of-pocket expenses incurred by the Trustee, the Master Servicer or the Securities Administrator in providing such information shall be reimbursed by the Depositor.

(b)

The Securities Administrator shall provide to any person to whom a Prospectus was delivered, upon the request of such person specifying the document or documents requested, a copy (excluding exhibits) of any report on Form 10-D, Form 10-K or Form 8-K filed with the Securities and Exchange Commission pursuant to Article XI.  Any reasonable out-of-pocket expenses incurred by the Securities Administrator in providing copies of such documents shall be reimbursed by the Depositor.

(c)

On each Distribution Date, the Securities Administrator shall deliver or cause to be delivered by first class mail or make available on its website to the Depositor, Attention: Contract Finance, a copy of the report delivered to Certificateholders pursuant to Section 4.04.

SECTION 12.06

Governing Law.

THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES APPLIED IN NEW YORK.

SECTION 12.07

Notices.

All requests, demands, notices, authorizations, directions, consents, waivers and communications hereunder shall be in writing and shall be deemed to have been duly given when received by (a) in the case of the Depositor, J.P Morgan Acceptance Corporation I, 270 Park Avenue, New York, New York 10017, telecopy number: (212) 834-3850, Attention: J.P. Morgan Alternative Loan Trust 2006-A7, (b) in the case of the Seller, J.P. Morgan Mortgage Acquisition Corp., 270 Park Avenue, New York, New York 10017, telecopy number: (212) 834-3850, Attention: J.P. Morgan Alternative Loan Trust 2006-A7, (c) in the case of the Master Servicer U.S. Bank National Association 2121 Cliff Drive, #205, Eagan, MN 55122, Attention: Structured Finance J.P. Morgan Alternative Loan Trust 2006-A7, (d) in the case of the Securities Administrator, U.S. Bank National Association, 60 Livingston Avenue, EP-MN-WS3D, St. Paul, MN 55107 and (e) in the case of the Trustee, its Corporate Trust Office, or as to each party such other address as may hereafter be furnished by such party to the other parties in writing.  All demands, notices and communications to a party hereunder shall be in writing and shall be deemed to have been duly given when delivered to such party at the relevant address, facsimile number or electronic mail address set forth above or at such other address, facsimile number or electronic mail address as such party may designate from time to time by written notice in accordance with this Section 12.07.

SECTION 12.08

Severability of Provisions.

If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

SECTION 12.09

Indulgences; No Waivers.

Neither the failure nor any delay on the part of a party to exercise any right, remedy, power or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, power or privilege preclude any other or further exercise of the same or of any other right, remedy, power or privilege, nor shall any waiver of any right, remedy, power or privilege with respect to any occurrence be construed as a waiver of such right, remedy, power or privilege with respect to any other occurrence.  No waiver shall be effective unless it is in writing and is signed by the party asserted to have granted such waiver.

SECTION 12.10

Headings Not To Affect Interpretation.

The headings contained in this Agreement are for convenience of reference only, and they shall not be used in the interpretation hereof.

SECTION 12.11

Benefits of Agreement.

Nothing in this Agreement or in the Certificates, express or implied, shall give to any Person, other than the parties to this Agreement and their successors hereunder and the Holders of the Certificates, any benefit or any legal or equitable right, power, remedy or claim under this Agreement, except to the extent specified in Section 12.15.

SECTION 12.12

Special Notices to the Rating Agencies.

(a)

The Depositor shall give prompt notice to the Rating Agencies of the occurrence of any of the following events of which it has notice:

(i)

any amendment to this Agreement pursuant to Section 12.03;

(ii)

any Assignment by the Master Servicer of its rights hereunder or delegation of its duties hereunder;

(iii)

the occurrence of any Event of Default described in Section 6.14;

(iv)

any notice of termination given to the Master Servicer pursuant to Section 6.14 and any resignation of the Master Servicer hereunder;

(v)

the appointment of any successor to any Master Servicer pursuant to Section 6.14;

(vi)

the making of a final payment pursuant to Section 7.02; and

(vii)

any termination of the rights and obligations of any Servicer under the applicable Purchase and Servicing Agreement or Servicing Agreement.

(b)

All notices to the Rating Agencies provided for this Section shall be in writing and sent by first class mail, telecopy or overnight courier, as follows:

If to S&P, to:

Standard & Poor’s Ratings Services,
a division of The McGraw-Hill Companies, Inc.
55 Water Street
New York, New York 10041
Attention:  Residential Mortgages

If to Moody’s, to:

Moody’s Investors Service, Inc.

99 Church Street

New York, New York 10007

(c)

The Securities Administrator shall make available to the Rating Agencies reports prepared pursuant to Section 4.04.  In addition, the Securities Administrator shall, at the expense of the Trust Fund, make available to each Rating Agency such information as such Rating Agency may reasonably request regarding the Certificates or the Trust Fund, to the extent that such information is reasonably available to the Securities Administrator.

SECTION 12.13

Conflicts.

To the extent that the terms of this Agreement conflict with the terms of any Purchase and Servicing Agreement or Servicing Agreement, the related Purchase and Servicing Agreement or Servicing Agreement, as applicable, shall govern.

SECTION 12.14

Counterparts.

This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, and all of which together shall constitute one and the same instrument.

SECTION 12.15

No Petitions.

The Trustee, the Securities Administrator and the Master Servicer (not in its individual corporate capacity, but solely as Master Servicer hereunder), by entering into this Agreement, hereby covenant and agree that they shall not at any time institute against the Depositor, or join in any institution against the Depositor of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to this Agreement or any of the documents entered into by the Depositor in connection with the transactions contemplated by this Agreement.

IN WITNESS WHEREOF, the parties hereto have caused their names to be signed hereto by their respective officers hereunto duly authorized as of the day and year first above written.

J.P. MORGAN ACCEPTANCE

CORPORATION I,

as Depositor

By:

/s/ Stanley Labanowski

Name: Stanley Labanowski

Title: Executive Vice President & Chief       Executive Officer

HSBC BANK USA, NATIONAL

ASSOCIATION,

as Trustee

By:

/s/ Fernando Acebedo

Name: Fernando Acebedo

Title: Vice President

U.S. BANK NATIONAL ASSOCIATION,

as Master Servicer

By:

/s/ Shannon M. Rantz

Name: Shannon M. Rantz

Title: Vice President

U.S. BANK NATIONAL ASSOCIATION,

as Securities Administrator

By:

/s/ Shannon M. Rantz

Name: Shannon M. Rantz

Title: Vice President

Solely for purposes of Sections 2.04 and 2.05
accepted and agreed to by:

J.P. MORGAN MORTGAGE ACQUISITION CORP.

By:

/s/ Rosa Hyun

Name: Rosa Hyun
Title: Vice President

Solely for purposes of Sections 11.01, 11.02, 11.03, 11.06, 11.07 and 11.09
accepted and agreed to by:

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION,
as Custodian

By:

 /s/ Angela Nolan

Name: Angela Nolan
Title: Assistant Vice President

Solely for purposes of Sections 11.01, 11.02, 11.03, 11.06, 11.07 and 11.09
accepted and agreed to by:

THE BANK OF NEW YORK TRUST COMPANY, N.A.,

as successor in interest to JPMORGAN CHASE BANK,

NATIONAL ASSOCIATION, as Custodian

By:/s/ Carolyn K. Brown

Name: Carolyn K. Brown
Title: Vice President

State of New York

)

) ss.:

County of New York

)

On the 29th  day of November 2006, before me, a notary public in and for the State of New York, personally appeared Stanley Labanowski known to me who, being by me duly sworn, did depose and say that he is the Executive Vice President & Chief Executive Officer of J.P. Morgan Acceptance Corporation I one of the parties that executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors.

__/s/ Sarah E. Hay________________

Notary Public

[Notarial Seal]

State of New York

)

) ss.:

County of King

)

On the 30th day of November 2006, before me, a notary public in and for the State of New York, personally appeared Fernando Acebedo known to me who, being by me duly sworn, did depose and say that he is the Vice President of HSBC Bank USA, National Association one of the parties that executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors.

__/s/ Doris Wong________________

Notary Public

[Notarial Seal]

State of Minnesota

)

) ss.:

County of Ramsey

)

On the 29th  day of November 2006, before me, a notary public in and for the State of Minnesota, personally appeared Shannon M. Rantz known to me who, being by me duly sworn, did depose and say that she is a Vice President of U.S. Bank National Association one of the parties that executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors.

_/s/ Tiffany M. Jeanson_______________

Notary Public

[Notarial Seal]

 State of New York

)

) ss.:

County of New York

)

On the 29th day of November 2006, before me, a notary public in and for the State of New York, personally appeared Rosa Hyun known to me who, being by me duly sworn, did depose and say that she is the Vice President of J.P. Morgan Acquisition Corp. one of the parties that executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors.

____/s/ Sarah E. Hay__________________

Notary Public

[Notarial Seal]

State of Louisiana

)

) ss.:

County of Ouachita

)

On the 29th day of November 2006, before me, a notary public in and for the State of Louisiana, personally appeared Angela Nolan known to me who, being by me duly sworn, did depose and say that he is the Assistant Vice President of JPMorgan Chase Bank, National Association, one of the parties that executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors.

____/s/ Lisa L. Thomisee_______________

Notary Public

[Notarial Seal]

State of TEXAS

)

) ss.:

County of DALLAS

)

On the 27TH day of November 2006, before me, a notary public in and for the State of Texas, personally appeared Carolyn K. Brown known to me who, being by me duly sworn, did depose and say that he is the Vice President of The Bank of New York Trust Company, N.A., as successor in interest to JPMorgan Chase Bank, National Association, one of the parties that executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors.

__/s/ Diana L. Parker_________________

Notary Public

[Notarial Seal]

EXHIBIT A

FORMS OF CERTIFICATES

[FORM OF SENIOR CERTIFICATE]

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A “REGULAR INTEREST” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT,” AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”).]

[NO TRANSFER OF AN ERISA-RESTRICTED SWAP CERTIFICATE PRIOR TO THE TERMINATION OF THE SWAP AGREEMENT SHALL BE MADE UNLESS THE TRUSTEE AND THE SECURITIES ADMINISTRATOR SHALL HAVE RECEIVED A REPRESENTATION LETTER FROM THE TRANSFEREE OF THIS CERTIFICATE TO THE EFFECT THAT EITHER (I) SUCH TRANSFEREE IS NEITHER AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT WHICH IS SUBJECT TO SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”) AND/OR SECTION 4975 OF THE CODE OR ANY ENTITY WHOSE UNDERLYING ASSETS INCLUDE SUCH PLAN’S OR ARRANGEMENT’S ASSETS BY REASON OF THEIR INVESTMENT IN THE ENTITY (A “PLAN”) NOR A PERSON ACTING ON BEHALF OF ANY SUCH PLAN OR USING THE ASSETS OF ANY SUCH PLAN TO EFFECT SUCH TRANSFER OR (II) THE ACQUISITION AND HOLDING OF THIS CERTIFICATE ARE ELIGIBLE FOR EXEMPTIVE RELIEF UNDER PROHIBITED TRANSACTION CLASS EXEMPTION (“PTCE”) 84-14, PTCE 90-1, PTCE 91-38, PTCE 95-60, PTCE 96-23 OR THE NON-FIDUCIARY SERVICE PROVIDER EXEMPTION UNDER SECTION 408(b)(17) OF ERISA.  ANY PURPORTED TRANSFER OF THIS CERTIFICATE PRIOR TO THE TERMINATION OF THE SWAP AGREEMENT TO OR ON BEHALF OF A PLAN WITHOUT THE DELIVERY TO THE TRUSTEE AND THE SECURITIES ADMINISTRATOR OF A REPRESENTATION LETTER AS DESCRIBED ABOVE SHALL BE VOID AND OF NO EFFECT.  IF THIS CERTIFICATE IS A BOOK-ENTRY CERTIFICATE, THE TRANSFEREE WILL BE DEEMED TO HAVE MADE A REPRESENTATION AS PROVIDED IN CLAUSE (I) OR (II) OF THIS PARAGRAPH, AS APPLICABLE.] [APPLICABLE TO ONLY POOL 1 CERTIFICATES]

Certificate No.

:

Cut-off Date

:

First Distribution Date

:

Initial Certificate [Principal] [Notional]

Amount of this Certificate

(“Denomination”)

:

$

Initial Certificate [Principal] [Notional]

Amount of all Certificates

of this Class

:

$

CUSIP

:

Interest Rate

:

Maturity Date

:

J.P. MORGAN ALTERNATIVE LOAN TRUST 2006-A7

Mortgage Pass-Through Certificates

Class [___]

evidencing a percentage interest in the distributions allocable to the Certificates of the above-referenced Class with respect to a Trust Fund consisting primarily of a pool of adjustable rate mortgage loans (the “Mortgage Loans”) secured by first liens on one- to four-family residential properties.

J.P. Morgan Acceptance Corporation I, as Depositor

Principal in respect of this Certificate is distributable monthly as set forth herein.  Accordingly, the Certificate Principal Amount at any time may be less than the Certificate Principal Amount as set forth herein.  This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the Securities Administrator or the Trustee referred to below or any of their respective affiliates.  Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

This certifies that ______________is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the denomination of this Certificate by the aggregate Initial Certificate Principal Amount of all Certificates of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust Fund consisting primarily of the Mortgage Loans deposited by J.P. Morgan Acceptance Corporation I (the “Depositor”).  The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of the Cut-off Date specified above (the “Agreement”) among the Depositor, U.S. Bank National Association, in its dual capacities as master servicer (the “Master Servicer”) and as securities administrator (the “Securities Administrator”) and HSBC Bank USA, National Association, as trustee (the “Trustee”).  To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement.  This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Securities Administrator.

*               *              *

IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:  ______________, 20__

U.S. BANK NATIONAL ASSOCIATION,

as Securities Administrator, on behalf of the Trustee

By ______________________

Countersigned:

By

Authorized Signatory of

U.S. BANK NATIONAL ASSOCIATION,

as Securities Administrator, on behalf of the Trustee

EXHIBIT A-II

[FORM OF RESIDUAL CERTIFICATE]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A “RESIDUAL INTEREST” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT,” AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”).

NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE PROPOSED TRANSFEREE DELIVERS TO THE TRUSTEE A TRANSFER AFFIDAVIT IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN.

NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE TRANSFEREE DELIVERS TO THE CERTIFICATE REGISTRAR EITHER A REPRESENTATION LETTER TO THE EFFECT THAT SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, OR A PLAN SUBJECT TO SECTION 4975 OF THE CODE, OR A PERSON INVESTING ON BEHALF OF OR WITH PLAN ASSETS OF SUCH A PLAN, OR THAT SUCH TRANSFEREE IS AN INSURANCE COMPANY WHICH IS PURCHASING CERTIFICATES WITH FUNDS CONTAINED IN AN “INSURANCE COMPANY GENERAL ACCOUNTS” AS SUCH TERM IS DEFINED IN SECTION V(e) OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 ("PTCE 95-60"), AND THE PURCHASE AND HOLDING OF SUCH CERTIFICATES ARE COVERED UNDER SECTION I AND III OF PTCE 95-60 OR AN OPINION OF COUNSEL IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN.  NOTWITHSTANDING ANYTHING ELSE TO THE CONTRARY HEREIN, ANY PURPORTED TRANSFER OF THIS CERTIFICATE TO OR ON BEHALF OF AN EMPLOYEE BENEFIT PLAN SUBJECT TO ERISA OR TO THE CODE WITHOUT THE OPINION OF COUNSEL SATISFACTORY TO THE CERTIFICATE REGISTRAR AND THE TRUSTEE AS DESCRIBED ABOVE SHALL BE VOID AND OF NO EFFECT.

Certificate No.

:

Cut-off Date

:

First Distribution Date

:

Initial Certificate Principal

Amount of this Certificate

(“Denomination”)

:

$

Initial Certificate Principal

Amount of all Certificates

of this Class

:

$

CUSIP

:

Maturity Date

:

J.P. MORGAN ALTERNATIVE LOAN TRUST 2006-A7
Mortgage Pass-Through Certificates

Class A-R

evidencing the distributions allocable to the Class A-R Certificates with respect to a Trust Fund consisting primarily of a pool of adjustable rate mortgage loans (the “Mortgage Loans”) secured by first liens on one- to four-family residential properties.

J.P. Morgan Acceptance Corporation I, as Depositor

Principal in respect of this Certificate is distributable monthly as set forth herein.  Accordingly, the Certificate Principal Amount at any time may be less than the Certificate Principal Amount as set forth herein.  This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the Securities Administrator or the Trustee referred to below or any of their respective affiliates.  Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

This certifies that ________________ is the registered owner of the Percentage Interest (obtained by dividing the Denomination of this Certificate by the aggregate Initial Certificate Principal Amount of all Certificates of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust Fund consisting of the Mortgage Loans deposited by J.P. Morgan Acceptance Corporation I (the “Depositor”).  The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of the Cut-off Date specified above (the “Agreement”) among the Depositor, U.S. Bank National Association, in its dual capacities as master servicer (the “Master Servicer”) and as securities administrator (the “Securities Administrator”) and HSBC Bank USA, National Association, as trustee (the “Trustee”).  To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement.  This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

Any distribution of the proceeds of any remaining assets of the Trust Fund will be made only upon presentment and surrender of this Class A-R Certificate at the Corporate Trust Office or the office or agency maintained by the Certificate Registrar in New York, New York.

No transfer of a Class A-R Certificate shall be made unless the Certificate Registrar, on behalf of the Trustee, shall have received either (i) a representation letter from the transferee of such Certificate, acceptable to and in form and substance satisfactory to the Certificate Registrar, to the effect that such transferee is not an employee benefit plan subject to Section 406 of ERISA or a plan subject to Section 4975 of the Code, nor a person acting on behalf of or investing plan assets of any such plan, which representation letter shall not be an expense of the Trust Fund, the Certificate Registrar, the Trustee, the Master Servicer, the Depositor or the Securities Administrator, (ii) or that such Transferee is an insurance company which is purchasing such Certificates with funds contained in an “insurance company general account” (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 (“PTCE 95-60”)) and that purchase and holding of such Certificates are covered under Sections I and III of PTCE 95-60 or (iii) an Opinion of Counsel satisfactory to the Certificate Registrar and the Trustee to the effect that the purchase or holding of such Class A-R Certificate will not result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code and will not subject the Certificate Registrar, the Trustee, the Master Servicer, any Servicer, the Depositor or the Securities Administrator  to any obligation in addition to those undertaken in this Agreement, which Opinion of Counsel shall not be an expense of the Trust Fund, the Certificate Registrar, the Trustee, the Master Servicer, the Depositor or the Securities Administrator.  Notwithstanding anything else to the contrary herein, any purported transfer of a Class A-R Certificate to or on behalf of an employee benefit plan subject to ERISA or to the Code without the opinion of counsel satisfactory to the Securities Administrator, the Certificate Registrar and the Trustee as described above shall be void and of no effect.

Each Holder of this Class A-R Certificate will be deemed to have agreed to be bound by the restrictions of the Agreement, including but not limited to the restrictions that (i) each person holding or acquiring any Ownership Interest in this Class A-R Certificate must be a Permitted Transferee, (ii) no Ownership Interest in this Class A-R Certificate may be transferred without delivery to the Certificate Registrar of (a) a transfer affidavit of the proposed transferee and (b) a transfer certificate of the transferor, each of such documents to be in the form described in the Agreement, (iii) each person holding or acquiring any Ownership Interest in this Class A-R Certificate must agree to require a transfer affidavit and to deliver a transfer certificate to the Certificate Registrar as required pursuant to the Agreement, (iv) each person holding or acquiring an Ownership Interest in this Class A-R Certificate must agree not to transfer an Ownership Interest in this Class A-R Certificate if it has actual knowledge that the proposed transferee is not a Permitted Transferee and (v) any attempted or purported transfer of any Ownership Interest in this Class A-R Certificate in violation of such restrictions will be absolutely null and void and will vest no rights in the purported transferee.

Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Securities Administrator.

*               *              *

IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:  _____________, 20__

U.S. BANK NATIONAL ASSOCIATION,

as Securities Administrator, on behalf of the Trustee

By ______________________

Countersigned:

By

Authorized Signatory of

U.S. BANK NATIONAL ASSOCIATION,

as Securities Administrator, on behalf of the Trustee

EXHIBIT A-III

[FORM OF MEZZANINE CERTIFICATE]

[NO TRANSFER OF AN ERISA-RESTRICTED SWAP CERTIFICATE PRIOR TO THE TERMINATION OF THE SWAP AGREEMENT SHALL BE MADE UNLESS THE TRUSTEE AND THE SECURITIES ADMINISTRATOR SHALL HAVE RECEIVED A REPRESENTATION LETTER FROM THE TRANSFEREE OF THIS CERTIFICATE TO THE EFFECT THAT EITHER (I) SUCH TRANSFEREE IS NEITHER AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT WHICH IS SUBJECT TO SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”) AND/OR SECTION 4975 OF THE CODE OR ANY ENTITY WHOSE UNDERLYING ASSETS INCLUDE SUCH PLAN’S OR ARRANGEMENT’S ASSETS BY REASON OF THEIR INVESTMENT IN THE ENTITY (A “PLAN”) NOR A PERSON ACTING ON BEHALF OF ANY SUCH PLAN OR USING THE ASSETS OF ANY SUCH PLAN TO EFFECT SUCH TRANSFER OR (II) THE ACQUISITION AND HOLDING OF THIS CERTIFICATE ARE ELIGIBLE FOR EXEMPTIVE RELIEF UNDER PROHIBITED TRANSACTION CLASS EXEMPTION (“PTCE”) 84-14, PTCE 90-1, PTCE 91-38, PTCE 95-60, PTCE 96-23 OR THE NON-FIDUCIARY SERVICE PROVIDER EXEMPTION UNDER SECTION 408(b)(17) OF ERISA.  ANY PURPORTED TRANSFER OF THIS CERTIFICATE PRIOR TO THE TERMINATION OF THE SWAP AGREEMENT TO OR ON BEHALF OF A PLAN WITHOUT THE DELIVERY TO THE TRUSTEE AND THE SECURITIES ADMINISTRATOR OF A REPRESENTATION LETTER AS DESCRIBED ABOVE SHALL BE VOID AND OF NO EFFECT.  IF THIS CERTIFICATE IS A BOOK-ENTRY CERTIFICATE, THE TRANSFEREE WILL BE DEEMED TO HAVE MADE A REPRESENTATION AS PROVIDED IN CLAUSE (I) OR (II) OF THIS PARAGRAPH, AS APPLICABLE.] [APPLICABLE TO ONLY POOL 1 CERTIFICATES]

[NO TRANSFER OF THIS CERTIFICATE SHALL BE REGISTERED IF ITS RATING IS BELOW INVESTMENT GRADE UPON ACQUISITION UNLESS THE TRANSFEREE DELIVERS TO THE CERTIFICATE REGISTRAR EITHER A REPRESENTATION LETTER TO THE EFFECT THAT SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, OR IF SUCH CERTIFICATE HAS BEEN THE SUBJECT OF AN ERISA-QUALIFYING UNDERWRITING, A PLAN SUBJECT TO SECTION 4975 OF THE CODE, OR A PERSON INVESTING ON BEHALF OF OR WITH PLAN ASSETS OF SUCH A PLAN, OR THAT SUCH TRANSFEREE IS AN INSURANCE COMPANY WHICH IS PURCHASING CERTIFICATES WITH FUNDS CONTAINED IN AN "INSURANCE COMPANY GENERAL ACCOUNTS" AS SUCH TERM IS DEFINED IN SECTION V(e) OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 ("PTCE 95-60"), AND THE PURCHASE AND HOLDING OF SUCH CERTIFICATES ARE COVERED UNDER SECTION I AND III OF PTCE 95-60 OR AN OPINION OF COUNSEL IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN.  NOTWITHSTANDING ANYTHING ELSE TO THE CONTRARY HEREIN, ANY PURPORTED TRANSFER OF THIS CERTIFICATE TO OR ON BEHALF OF AN EMPLOYEE BENEFIT PLAN SUBJECT TO ERISA OR TO THE CODE WITHOUT THE OPINION OF COUNSEL SATISFACTORY TO THE CERTIFICATE REGISTRAR AND THE TRUSTEE AS DESCRIBED ABOVE SHALL BE VOID AND OF NO EFFECT.]

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A “REGULAR INTEREST” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT,” AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”).

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO CERTAIN CERTIFICATES AS DESCRIBED IN THE AGREEMENT REFERRED TO HEREIN.

[THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”).  ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE ACT MAY ONLY BE MADE IN A TRANSACTION EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN.]

Certificate No.

:

Cut-off Date

:

First Distribution Date

:

Initial Certificate Principal

Amount of this Certificate

(“Denomination”)

:

$

Initial Certificate Principal

Amount of all Certificates

of this Class

:

$

CUSIP

:

Interest Rate

:

Maturity Date

:

J.P. MORGAN ALTERNATIVE LOAN TRUST 2006-A7
Mortgage Pass-Through Certificates

Class [___]

evidencing a percentage interest in the distributions allocable to the Certificates of the above-referenced Class with respect to a Trust Fund consisting primarily of a pool of adjustable rate mortgage loans (the “Mortgage Loans”) secured by first liens on one- to four-family residential properties.

J.P. Morgan Acceptance Corporation I, as Depositor

Principal in respect of this Certificate is distributable monthly as set forth herein.  Accordingly, the Certificate Principal Amount at any time may be less than the Certificate Principal Amount as set forth herein.  This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the Securities Administrator or the Trustee referred to below or any of their respective affiliates.  Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

This certifies that ___________________is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the denomination of this Certificate by the aggregate Initial Certificate Principal Amount of all Certificates of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust Fund consisting primarily of the Mortgage Loans deposited by J.P. Morgan Acceptance Corporation I (the “Depositor”).  The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of the Cut-off Date specified above (the “Agreement”) among the Depositor, U.S. Bank National Association, in its dual capacities as master servicer (the “Master Servicer”) and as securities administrator (the “Securities Administrator”) and HSBC Bank USA, National Association, as trustee (the “Trustee”).  To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement.  This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

[No transfer of a Certificate of this Class shall be made unless such transfer is made pursuant to an effective registration statement under the Securities Act and any applicable state securities laws or is exempt from the registration requirements under said Act and such laws.  In the event that a transfer is to be made in reliance upon an exemption from the Securities Act and such laws, in order to assure compliance with the Securities Act and such laws, the Certificateholder desiring to effect such transfer and such Certificateholder’s prospective transferee shall each certify to the Certificate Registrar in writing the facts surrounding the transfer.  In the event that such a transfer is to be made within three years from the date of the initial issuance of Certificates pursuant hereto, there shall also be delivered (except in the case of a transfer pursuant to Rule 144A of the Securities Act) to the Certificate Registrar an Opinion of Counsel that such transfer may be made pursuant to an exemption from the Securities Act and such state securities laws, which Opinion of Counsel shall not be obtained at the expense of the Trust Fund, the Certificate Registrar, the Trustee, the Master Servicer, the Depositor or the Securities Administrator.  The Holder hereof desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Certificate Registrar and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.]

[No transfer of a Certificate of this Class shall be made if its rating is below investment grade upon acquisition unless the Certificate Registrar, on behalf of the Trustee, shall have received either (i) a representation letter from the transferee of such Certificate, acceptable to and in form and substance satisfactory to the Certificate Registrar and the Trustee, to the effect that such transferee is not an employee benefit plan subject to Section 406 of ERISA or a plan subject to Section 4975 of the Code, nor a person acting on behalf of or investing plan assets of any such plan, which representation letter shall not be an expense of the Trust Fund, the Certificate Registrar, the Trustee, the Master Servicer, the Depositor or the Securities Administrator, (ii) if such certificate has been the subject of an ERISA Qualifying Underwriting and the purchaser is an insurance company, a representation that the purchaser is an insurance company which is purchasing such Certificates with funds contained in an “insurance company general account” (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 (“PTCE 95-60”)) and that the purchase and holding of such Certificates are covered under Sections I and III of PTCE 95-60, or (iii) in the case of any such Certificate presented for registration in the name of an employee benefit plan subject to ERISA or Section 4975 of the Code (or comparable provisions of any subsequent enactments), or a trustee of any such plan or any other person acting on behalf of any such plan, an Opinion of Counsel satisfactory to the Certificate Registrar and the Trustee to the effect that the purchase or holding of such Certificate will not result in a prohibited transaction under Section 406 of ERISA or Section 4975 of the Code, will not result in the assets of the Trust Fund being deemed to be “plan assets” and subject to the prohibited transaction provisions of ERISA and the Code and will not subject the Certificate Registrar, the Trustee, the Master Servicer, any Servicer, the Depositor or the Securities Administrator to any obligation in addition to those undertaken in the Agreement, which Opinion of Counsel shall not be an expense of the Trust Fund, the Certificate Registrar, the Trustee, the Master Servicer, the Depositor or the Securities Administrator.  Notwithstanding anything else to the contrary herein, any purported transfer of a Certificate of this Class to or on behalf of an employee benefit plan subject to ERISA or to the Code without the opinion of counsel satisfactory to the Certificate Registrar and the Trustee as described above shall be void and of no effect.]

Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Securities Administrator.

*               *              *

IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:  _______________, 20__

U.S. BANK NATIONAL ASSOCIATION,

as Securities Administrator, on behalf of the Trustee

By ______________________

Countersigned:

By

Authorized Signatory of

U.S. BANK NATIONAL ASSOCIATION,

as Securities Administrator, on behalf of the Trustee

EXHIBIT A-IV

[FORM OF SUBORDINATE CERTIFICATE]

[NO TRANSFER OF AN ERISA-RESTRICTED SWAP CERTIFICATE PRIOR TO THE TERMINATION OF THE SWAP AGREEMENT SHALL BE MADE UNLESS THE TRUSTEE AND THE SECURITIES ADMINISTRATOR SHALL HAVE RECEIVED A REPRESENTATION LETTER FROM THE TRANSFEREE OF THIS CERTIFICATE TO THE EFFECT THAT EITHER (I) SUCH TRANSFEREE IS NEITHER AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT WHICH IS SUBJECT TO SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”) AND/OR SECTION 4975 OF THE CODE OR ANY ENTITY WHOSE UNDERLYING ASSETS INCLUDE SUCH PLAN’S OR ARRANGEMENT’S ASSETS BY REASON OF THEIR INVESTMENT IN THE ENTITY (A “PLAN”) NOR A PERSON ACTING ON BEHALF OF ANY SUCH PLAN OR USING THE ASSETS OF ANY SUCH PLAN TO EFFECT SUCH TRANSFER OR (II) THE ACQUISITION AND HOLDING OF THIS CERTIFICATE ARE ELIGIBLE FOR EXEMPTIVE RELIEF UNDER PROHIBITED TRANSACTION CLASS EXEMPTION (“PTCE”) 84-14, PTCE 90-1, PTCE 91-38, PTCE 95-60, PTCE 96-23 OR THE NON-FIDUCIARY SERVICE PROVIDER EXEMPTION UNDER SECTION 408(b)(17) OF ERISA.  ANY PURPORTED TRANSFER OF THIS CERTIFICATE PRIOR TO THE TERMINATION OF THE SWAP AGREEMENT TO OR ON BEHALF OF A PLAN WITHOUT THE DELIVERY TO THE TRUSTEE AND THE SECURITIES ADMINISTRATOR OF A REPRESENTATION LETTER AS DESCRIBED ABOVE SHALL BE VOID AND OF NO EFFECT.  IF THIS CERTIFICATE IS A BOOK-ENTRY CERTIFICATE, THE TRANSFEREE WILL BE DEEMED TO HAVE MADE A REPRESENTATION AS PROVIDED IN CLAUSE (I) OR (II) OF THIS PARAGRAPH, AS APPLICABLE.] [APPLICABLE TO ONLY POOL 1 CERTIFICATES]

[NO TRANSFER OF THIS CERTIFICATE SHALL BE REGISTERED IF ITS RATING IS BELOW INVESTMENT GRADE UPON ACQUISITION UNLESS THE TRANSFEREE DELIVERS TO THE CERTIFICATE REGISTRAR EITHER A REPRESENTATION LETTER TO THE EFFECT THAT SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, OR IF SUCH CERTIFICATE HAS BEEN THE SUBJECT OF AN ERISA-QUALIFYING UNDERWRITING, A PLAN SUBJECT TO SECTION 4975 OF THE CODE, OR A PERSON INVESTING ON BEHALF OF OR WITH PLAN ASSETS OF SUCH A PLAN, OR THAT SUCH TRANSFEREE IS AN INSURANCE COMPANY WHICH IS PURCHASING CERTIFICATES WITH FUNDS CONTAINED IN AN "INSURANCE COMPANY GENERAL ACCOUNTS" AS SUCH TERM IS DEFINED IN SECTION V(e) OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 ("PTCE 95-60"), AND THE PURCHASE AND HOLDING OF SUCH CERTIFICATES ARE COVERED UNDER SECTION I AND III OF PTCE 95-60 OR AN OPINION OF COUNSEL IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN.  NOTWITHSTANDING ANYTHING ELSE TO THE CONTRARY HEREIN, ANY PURPORTED TRANSFER OF THIS CERTIFICATE TO OR ON BEHALF OF AN EMPLOYEE BENEFIT PLAN SUBJECT TO ERISA OR TO THE CODE WITHOUT THE OPINION OF COUNSEL SATISFACTORY TO THE CERTIFICATE REGISTRAR AND THE TRUSTEE AS DESCRIBED ABOVE SHALL BE VOID AND OF NO EFFECT.]

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A “REGULAR INTEREST” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT,” AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”).

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO CERTAIN CERTIFICATES AS DESCRIBED IN THE AGREEMENT REFERRED TO HEREIN.

[THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”).  ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE ACT MAY ONLY BE MADE IN A TRANSACTION EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN.]

Certificate No.

:

Cut-off Date

:

First Distribution Date

:

Initial Certificate Principal

Amount of this Certificate

(“Denomination”)

:

$

Initial Certificate Principal

Amount of all Certificates

of this Class

:

$

CUSIP

:

Interest Rate

:

Maturity Date

:

J.P. MORGAN ALTERNATIVE LOAN TRUST 2006-A7
Mortgage Pass-Through Certificates

Class [___]

evidencing a percentage interest in the distributions allocable to the Certificates of the above-referenced Class with respect to a Trust Fund consisting primarily of a pool of adjustable rate mortgage loans (the “Mortgage Loans”) secured by first liens on one- to four-family residential properties.

J.P. Morgan Acceptance Corporation I, as Depositor

Principal in respect of this Certificate is distributable monthly as set forth herein.  Accordingly, the Certificate Principal Amount at any time may be less than the Certificate Principal Amount as set forth herein.  This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the Securities Administrator or the Trustee referred to below or any of their respective affiliates.  Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

This certifies that ___________________is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the denomination of this Certificate by the aggregate Initial Certificate Principal Amount of all Certificates of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust Fund consisting primarily of the Mortgage Loans deposited by J.P. Morgan Acceptance Corporation I (the “Depositor”).  The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of the Cut-off Date specified above (the “Agreement”) among the Depositor, U.S. Bank National Association, in its dual capacities as master servicer (the “Master Servicer”) and as securities administrator (the “Securities Administrator”) and HSBC Bank, National Association, as trustee (the “Trustee”).  To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement.  This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

[No transfer of a Certificate of this Class shall be made unless such transfer is made pursuant to an effective registration statement under the Securities Act and any applicable state securities laws or is exempt from the registration requirements under said Act and such laws.  In the event that a transfer is to be made in reliance upon an exemption from the Securities Act and such laws, in order to assure compliance with the Securities Act and such laws, the Certificateholder desiring to effect such transfer and such Certificateholder’s prospective transferee shall each certify to the Certificate Registrar in writing the facts surrounding the transfer.  In the event that such a transfer is to be made within three years from the date of the initial issuance of Certificates pursuant hereto, there shall also be delivered (except in the case of a transfer pursuant to Rule 144A of the Securities Act) to the Certificate Registrar an Opinion of Counsel that such transfer may be made pursuant to an exemption from the Securities Act and such state securities laws, which Opinion of Counsel shall not be obtained at the expense of the Trust Fund, the Certificate Registrar, the Trustee, the Master Servicer, the Depositor or the Securities Administrator.  The Holder hereof desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Certificate Registrar and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.]

[No transfer of a Certificate of this Class shall be made if its rating is below investment grade upon acquisition unless the Certificate Registrar, on behalf of the Trustee, shall have received either (i) a representation letter from the transferee of such Certificate, acceptable to and in form and substance satisfactory to the Certificate Registrar and the Trustee, to the effect that such transferee is not an employee benefit plan subject to Section 406 of ERISA or a plan subject to Section 4975 of the Code, nor a person acting on behalf of or investing plan assets of any such plan, which representation letter shall not be an expense of the Trust Fund, the Certificate Registrar, the Trustee, the Master Servicer, the Depositor or the Securities Administrator, (ii) if such certificate has been the subject of an ERISA Qualifying Underwriting and the purchaser is an insurance company, a representation that the purchaser is an insurance company which is purchasing such Certificates with funds contained in an “insurance company general account” (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 (“PTCE 95-60”)) and that the purchase and holding of such Certificates are covered under Sections I and III of PTCE 95-60, or (iii) in the case of any such Certificate presented for registration in the name of an employee benefit plan subject to ERISA or Section 4975 of the Code (or comparable provisions of any subsequent enactments), or a trustee of any such plan or any other person acting on behalf of any such plan, an Opinion of Counsel satisfactory to the Certificate Registrar and the Trustee to the effect that the purchase or holding of such Certificate will not result in a prohibited transaction under Section 406 of ERISA or Section 4975 of the Code, will not result in the assets of the Trust Fund being deemed to be “plan assets” and subject to the prohibited transaction provisions of ERISA and the Code and will not subject the Certificate Registrar, the Trustee, the Master Servicer, any Servicer, the Depositor or the Securities Administrator to any obligation in addition to those undertaken in the Agreement, which Opinion of Counsel shall not be an expense of the Trust Fund, the Certificate Registrar, the Trustee, the Master Servicer, the Depositor or the Securities Administrator.  Notwithstanding anything else to the contrary herein, any purported transfer of a Certificate of this Class to or on behalf of an employee benefit plan subject to ERISA or to the Code without the opinion of counsel satisfactory to the Certificate Registrar and the Trustee as described above shall be void and of no effect.]

Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Securities Administrator.

*               *              *

IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:  _______________, 20__

U.S. BANK NATIONAL ASSOCIATION,

as Securities Administrator, on behalf of the Trustee

By ______________________

Countersigned:

By

Authorized Signatory of

U.S. BANK NATIONAL ASSOCIATION,

as Securities Administrator, on behalf of the Trustee

EXHIBIT A-V

[FORM OF CLASS P CERTIFICATE]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A “REGULAR INTEREST” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT,” AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”).

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”).  ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE ACT MAY ONLY BE MADE IN A TRANSACTION EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN.

NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE TRANSFEREE DELIVERS TO THE CERTIFICATE REGISTRAR EITHER A REPRESENTATION LETTER TO THE EFFECT THAT SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, OR IF SUCH CERTIFICATE HAS BEEN THE SUBJECT OF AN ERISA-QUALIFYING UNDERWRITING, A PLAN SUBJECT TO SECTION 4975 OF THE CODE, OR A PERSON INVESTING ON BEHALF OF OR WITH PLAN ASSETS OF SUCH A PLAN, OR THAT SUCH TRANSFEREE IS AN INSURANCE COMPANY WHICH IS PURCHASING CERTIFICATES WITH FUNDS CONTAINED IN AN "INSURANCE COMPANY GENERAL ACCOUNTS" AS SUCH TERM IS DEFINED IN SECTION V(e) OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 ("PTCE 95-60"), AND THE PURCHASE AND HOLDING OF SUCH CERTIFICATES ARE COVERED UNDER SECTION I AND III OF PTCE 95-60 OR AN OPINION OF COUNSEL IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN.  NOTWITHSTANDING ANYTHING ELSE TO THE CONTRARY HEREIN, ANY PURPORTED TRANSFER OF THIS CERTIFICATE TO OR ON BEHALF OF AN EMPLOYEE BENEFIT PLAN SUBJECT TO ERISA OR TO THE CODE WITHOUT THE OPINION OF COUNSEL SATISFACTORY TO THE CERTIFICATE REGISTRAR AND THE TRUSTEE AS DESCRIBED ABOVE SHALL BE VOID AND OF NO EFFECT.

Certificate No.

:

Cut-off Date

:

First Distribution Date

:

Initial Certificate Principal

Amount of this Certificate

(“Denomination”)

:

$100

Initial Certificate Principal

Amount of all Certificates

of this Class

:

$100

CUSIP

:

Interest Rate

:

N/A

Maturity Date

:

J.P. MORGAN ALTERNATIVE LOAN TRUST 2006-A7
Mortgage Pass-Through Certificates

Class P

evidencing a percentage interest in the distributions allocable to the Certificates of the above-referenced Class with respect to a Trust Fund consisting primarily of adjustable rate mortgage loans (the “Mortgage Loans”) secured by first liens on one- to four-family residential properties.

J.P. Morgan Acceptance Corporation I, as Depositor

Principal in respect of this Certificate is distributable monthly as set forth herein.  Accordingly, the Certificate Principal Amount at any time may be less than the Certificate Principal Amount as set forth herein.  This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the Securities Administrator or the Trustee referred to below or any of their respective affiliates.  Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

This certifies that ______________________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the denomination of this Certificate by the aggregate Initial Certificate Principal Amount of all Certificates of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust Fund consisting primarily of the Mortgage Loans deposited by J.P. Morgan Acceptance Corporation I (the “Depositor”).  The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of the Cut-off Date specified above (the “Agreement”) among the Depositor, U.S. Bank National Association, as securities administrator (the “Securities Administrator”), and as master servicer (the “Master Servicer”) and HSBC Bank USA, National Association, as trustee (the “Trustee”).  To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement.  This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

[No transfer of a Certificate of this Class shall be made unless the Certificate Registrar, on behalf of the Trustee, shall have received either (i) a representation letter from the transferee of such Certificate, acceptable to and in form and substance satisfactory to the Certificate Registrar and the Trustee, to the effect that such transferee is not an employee benefit plan subject to Section 406 of ERISA or a plan subject to Section 4975 of the Code, nor a person acting on behalf of or investing plan assets of any such plan, which representation letter shall not be an expense of the Trust Fund, the Certificate Registrar, the Trustee, the Master Servicer, the Depositor or the Securities Administrator, (ii) if such certificate has been the subject of an ERISA Qualifying Underwriting and the purchaser is an insurance company, a representation that the purchaser is an insurance company which is purchasing such Certificates with funds contained in an “insurance company general account” (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 (“PTCE 95-60”)) and that the purchase and holding of such Certificates are covered under Sections I and III of PTCE 95-60, or (iii) in the case of any such Certificate presented for registration in the name of an employee benefit plan subject to ERISA or Section 4975 of the Code (or comparable provisions of any subsequent enactments), or a trustee of any such plan or any other person acting on behalf of any such plan, an Opinion of Counsel satisfactory to the Certificate Registrar and the Trustee to the effect that the purchase or holding of such Certificate will not result in a prohibited transaction under Section 406 of ERISA or Section 4975 of the Code, will not result in the assets of the Trust Fund being deemed to be “plan assets” and subject to the prohibited transaction provisions of ERISA and the Code and will not subject the Certificate Registrar, the Trustee, the Master Servicer, any Servicer, the Depositor or the Securities Administrator to any obligation in addition to those undertaken in the Agreement, which Opinion of Counsel shall not be an expense of the Trust Fund, the Certificate Registrar, the Trustee, the Master Servicer, the Depositor or the Securities Administrator.  Notwithstanding anything else to the contrary herein, any purported transfer of a Certificate of this Class to or on behalf of an employee benefit plan subject to ERISA or to the Code without the opinion of counsel satisfactory to the Certificate Registrar and the Trustee as described above shall be void and of no effect.]

Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Securities Administrator.

*               *              *

IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:  ______________, 2006

U.S. BANK NATIONAL ASSOCIATION,

as Securities Administrator, on behalf of the Trustee

By ______________________

Countersigned:

By

Authorized Signatory of

U.S. BANK NATIONAL ASSOCIATION,

as Securities Administrator, on behalf of the Trustee

EXHIBIT A-VI

[FORM OF CLASS CE CERTIFICATE]

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT 1933, AS AMENDED (THE “ACT”).  ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE ACT MAY ONLY BE MADE IN A TRANSACTION EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN.

NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE TRANSFEREE DELIVERS TO THE CERTIFICATE REGISTRAR AND THE TRUSTEE EITHER A REPRESENTATION LETTER TO THE EFFECT THAT SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, OR IF SUCH CERTIFICATE HAS BEEN THE SUBJECT OF AN ERISA-QUALIFYING UNDERWRITING, A PLAN SUBJECT TO SECTION 4975 OF THE CODE, OR A PERSON INVESTING ON BEHALF OF OR WITH PLAN ASSETS OF SUCH A PLAN, OR THAT SUCH TRANSFEREE IS AN INSURANCE COMPANY WHICH IS PURCHASING CERTIFICATES WITH FUNDS CONTAINED IN AN "INSURANCE COMPANY GENERAL ACCOUNTS" AS SUCH TERM IS DEFINED IN SECTION V(e) OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 ("PTCE 95-60"), AND THE PURCHASE AND HOLDING OF SUCH CERTIFICATES ARE COVERED UNDER SECTION I AND III OF PTCE 95-60 OR AN OPINION OF COUNSEL IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN.  NOTWITHSTANDING ANYTHING ELSE TO THE CONTRARY HEREIN, ANY PURPORTED TRANSFER OF THIS CERTIFICATE TO OR ON BEHALF OF AN EMPLOYEE BENEFIT PLAN SUBJECT TO ERISA OR TO THE CODE WITHOUT THE OPINION OF COUNSEL SATISFACTORY TO THE CERTIFICATE REGISTRAR AND THE TRUSTEE AS DESCRIBED ABOVE SHALL BE VOID AND OF NO EFFECT.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS OWNERSHIP OF A “REGULAR INTEREST” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT,” AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”).

THIS CERTIFICATE HAS NO PRINCIPAL BALANCE AND IS NOT ENTITLED TO ANY DISTRIBUTIONS IN RESPECT OF PRINCIPAL.

Certificate No.

:

Cut-off Date

:

First Distribution Date

:

Initial Certificate Notional

Amount of this Certificate

(“Denomination”)

:

Initial Certificate Notional

Amount of all Certificates

of this Class

:

CUSIP

:

Interest Rate

:

N/A

Maturity Date

:

J.P. MORGAN ALTERNATIVE LOAN TRUST 2006-A7

Mortgage Pass-Through Certificates, Series 2006-A7
Class CE

evidencing a percentage interest in the distributions allocable to the Certificates of the above-referenced Class with respect to a Trust Fund consisting primarily of a pool of adjustable rate mortgage loans (the “Mortgage Loans”) secured by first liens on one- to four-family residential properties.

J.P. Morgan Acceptance Corporation I, as Depositor

The Certificate Notional Amount at any time may be less than the Certificate Notional Amount as set forth herein.  This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the Securities Administrator or the Trustee referred to below or any of their respective affiliates.  Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

This certifies that ___________________is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the denomination of this Certificate by the aggregate Initial Certificate Notional Amount of all Certificates of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust Fund consisting primarily of the Mortgage Loans deposited by J.P. Morgan Acceptance Corporation I (the “Depositor”).  The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of the Cut-off Date specified above (the “Agreement”) among the Depositor, U.S. Bank National Association, in its dual capacities as master servicer (the “Master Servicer”) and as securities administrator (the “Securities Administrator”) and HSBC Bank USA, National Association, as trustee (the “Trustee”).  To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement.  This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

[No transfer of a Certificate of this Class shall be made unless the Certificate Registrar, on behalf of the Trustee, shall have received either (i) a representation letter from the transferee of such Certificate, acceptable to and in form and substance satisfactory to the Certificate Registrar and the Trustee, to the effect that such transferee is not an employee benefit plan subject to Section 406 of ERISA or a plan subject to Section 4975 of the Code, nor a person acting on behalf of or investing plan assets of any such plan, which representation letter shall not be an expense of the Trust Fund, the Certificate Registrar, the Trustee, the Master Servicer, the Depositor or the Securities Administrator, (ii) if such certificate has been the subject of an ERISA Qualifying Underwriting and the purchaser is an insurance company, a representation that the purchaser is an insurance company which is purchasing such Certificates with funds contained in an “insurance company general account” (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 (“PTCE 95-60”)) and that the purchase and holding of such Certificates are covered under Sections I and III of PTCE 95-60, or (iii) in the case of any such Certificate presented for registration in the name of an employee benefit plan subject to ERISA or Section 4975 of the Code (or comparable provisions of any subsequent enactments), or a trustee of any such plan or any other person acting on behalf of any such plan, an Opinion of Counsel satisfactory to the Certificate Registrar and the Trustee to the effect that the purchase or holding of such Certificate will not result in a prohibited transaction under Section 406 of ERISA or Section 4975 of the Code, will not result in the assets of the Trust Fund being deemed to be “plan assets” and subject to the prohibited transaction provisions of ERISA and the Code and will not subject the Certificate Registrar, the Trustee, the Master Servicer, any Servicer, the Depositor or the Securities Administrator to any obligation in addition to those undertaken in the Agreement, which Opinion of Counsel shall not be an expense of the Trust Fund, the Certificate Registrar, the Trustee, the Master Servicer, the Depositor or the Securities Administrator.  Notwithstanding anything else to the contrary herein, any purported transfer of a Certificate of this Class to or on behalf of an employee benefit plan subject to ERISA or to the Code without the opinion of counsel satisfactory to the Certificate Registrar and the Trustee as described above shall be void and of no effect.]

No transfer of a Certificate of this Class shall be made unless such transfer is made pursuant to an effective registration statement under the Securities Act and any applicable state securities laws or is exempt from the registration requirements under said Act and such laws.  In the event that a transfer is to be made in reliance upon an exemption from the Securities Act and such laws, in order to assure compliance with the Securities Act and such laws, the Certificateholder desiring to effect such transfer and such Certificateholder’s prospective transferee shall each certify to the Trustee in writing the facts surrounding the transfer.  This Certificate may not be offered or sold except to “Qualified Institutional Buyers” (as defined in Rule 144A under the Securities Act).  The Holder hereof desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Securities Administrator and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Certificate Registrar.

IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:  ______________, 2006

U.S. BANK NATIONAL ASSOCIATION,

as Securities Administrator, on behalf of the Trustee

By ______________________

Countersigned:

By

Authorized Signatory of

U.S. BANK NATIONAL ASSOCIATION,

as Securities Administrator, on behalf of the Trustee

EXHIBIT A-VII

[FORM OF REVERSE OF CERTIFICATE]

J.P. MORGAN ALTERNATIVE LOAN TRUST 2006-A7

Mortgage Pass-Through Certificates

This Certificate is one of a duly authorized issue of Certificates designated as J.P. Morgan Alternative Loan Trust 2006-A7, Mortgage Pass-Through Certificates (herein collectively called the “Certificates”), and representing a beneficial ownership interest in the Trust Fund created by the Agreement.

The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Distribution Account for payment hereunder and that the Securities Administrator is not liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Securities Administrator.

Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such day is not a Business Day, the next Business Day thereafter (the “Distribution Date”), commencing on the first Distribution Date specified on the face hereof, to the Person in whose name this Certificate is registered at the close of business on the applicable Record Date in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of Certificates of the Class to which this Certificate belongs on such Distribution Date pursuant to the Agreement.  The Record Date applicable to each Distribution Date is the last Business Day preceding such Distribution Date or the Closing Date in the case of the First Distribution Date, unless the Certificates of this Class shall no longer be Book-Entry Certificates, in which case it shall be the last Business Day of the month next preceding the month of such Distribution Date.

Distributions on this Certificate shall be made by wire transfer of immediately available funds to the account of the Holder hereof at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Securities Administrator in writing at least five Business Days prior to the related Record Date and such Certificateholder shall satisfy the conditions to receive such form of payment set forth in the Agreement, or, if not, by check mailed by first class mail to the address of such Certificateholder appearing in the Certificate Register.  The final distribution on each Certificate will be made in like manner, but only upon presentment and surrender of such Certificate at the Certificate Registrar’s Corporate Trust Office or such other location specified in the notice to Certificateholders of such final distribution.

The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Securities Administrator and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer, the Securities Administrator and the Trustee with the consent of the Holders of Certificates affected by such amendment evidencing the requisite Percentage Interest, as provided in the Agreement.  Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such consent is made upon this Certificate.  The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the office of the Certificate Registrar, accompanied by a written instrument of transfer in form satisfactory to the Certificate Registrar duly executed by the holder hereof or such holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest in the Trust Fund will be issued to the designated transferee or transferees.

The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement.  As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

No service charge will be made for any such registration of transfer or exchange, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

The Depositor, the Master Servicer, the Securities Administrator, the Certificate Registrar and the Trustee and any agent of the Depositor or the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the Trustee, nor any such agent shall be affected by any notice to the contrary.

On any Distribution Date after the Initial Optional Purchase Date, the Master Servicer will have the option, subject to the limitations set forth in the Agreement, to repurchase, in whole, from the Trust Fund all remaining Mortgage Loans and all property acquired in respect of the Mortgage Loans at a purchase price determined as provided in the Agreement.  In the event that no such optional termination occurs, the obligations and responsibilities created by the Agreement will terminate upon the later of the maturity or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund or the disposition of all property in respect thereof and the distribution to Certificateholders of all amounts required to be distributed pursuant to the Agreement.  In no event, however, will the trust created by the Agreement continue beyond the expiration of 21 years from the death of the last survivor of the descendants living at the date of the Agreement of a certain person named in the Agreement.

Any term used herein that is defined in the Agreement shall have the meaning assigned in the Agreement, and nothing herein shall be deemed inconsistent with that meaning.

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

(Please print or typewrite name and address including postal zip code of assignee)

the Percentage Interest evidenced by the within Certificate and hereby authorizes the transfer of registration of such Percentage Interest to assignee on the Certificate Register of the Trust Fund.

I (We) further direct the Securities Administrator to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

Dated:

Signature by or on behalf of assignor

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _______________________________________________________________ ____________________________________________________________________________________________________________________________________________________________ for the account of ______________________________________________________________, account number ______________, or, if mailed by check, to __________________________.  Statements should be mailed to ________________________________________________ ___________________________________________________________________________________________________________________________________________________________.

This information is provided by, _______________________________________________
the assignee named above, or _______________________________________________, as its agent.

STATE OF

)

)  ss.:

COUNTY OF

)

On the _____day of ___________________, 20__ before me, a notary public in and for said State, personally appeared _____________________________________, known to me who, being by me duly sworn, did depose and say that he executed the foregoing instrument.

Notary Public

[Notarial Seal]

EXHIBIT B

FORM OF RESIDUAL CERTIFICATE TRANSFER AFFIDAVIT (TRANSFEREE)

STATE OF

)

)

ss.:

COUNTY OF

)

[NAME OF OFFICER], _________________ being first duly sworn, deposes and says:

1.

That he [she] is [title of officer] ________________________ of [name of Purchaser] _________________________________________ (the “Purchaser”), a _______________________ [description of type of entity] duly organized and existing under the laws of the [State of __________] [United States], on behalf of which he [she] makes this affidavit.

2.

That the Purchaser’s Taxpayer Identification Number is [           ].

3.

That the Purchaser is not a “disqualified organization” within the meaning of Section 860E(e)(5) of the Internal Revenue Code of 1986, as amended (the “Code”) and will not be a “disqualified organization” as of [date of transfer], and that the Purchaser is not acquiring a Residual Certificate (as defined in the Agreement) for the account of, or as agent (including a broker, nominee, or other middleman) for, any person or entity from which it has not received an affidavit substantially in the form of this affidavit.  For these purposes, a “disqualified organization” means the United States, any state or political subdivision thereof, any foreign government, any international organization, any agency or instrumentality of any of the foregoing (other than an instrumentality if all of its activities are subject to tax and a majority of its board of directors is not selected by such governmental entity), any cooperative organization furnishing electric energy or providing telephone service to persons in rural areas as described in Code Section 1381(a)(2)(C), any “electing large partnership” within the meaning of Section 775 of the Code, or any organization (other than a farmers’ cooperative described in Code Section 521) that is exempt from federal income tax unless such organization is subject to the tax on unrelated business income imposed by Code Section 511.

4.

That the Purchaser either (x) is not, and on __________________ [date of transfer] will not be, an employee benefit plan or other retirement arrangement subject to Section 406 of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), or Section 4975 of the Code (“Code”), (collectively, a “Plan”) or a person acting on behalf of any such Plan or investing the assets of any such Plan to acquire a Residual Certificate; (y) is an insurance company that is purchasing the Certificate with funds contained in an “insurance company general account” as defined in Section V(e) of Prohibited Transaction Class Exemption (“PTCE”) 95-60 and the purchase and holding of the Certificate satisfy the requirements for exemptive relief under Sections I and III of PTCE 95-60; or (z) herewith delivers to the Trustee and the Certificate Registrar an opinion of counsel satisfactory to the Trustee and the Certificate Registrar, and upon which the Certificate Registrar, the Trustee, the Master Servicer, each Servicer, the Depositor and Securities Administrator shall be entitled to rely, to the effect that the purchase or holding of such Residual Certificate by the Investor will not result in any non-exempt prohibited transactions under Title I of ERISA or Section 4975 of the Code and will not subject the Certificate Registrar, the Trustee, the Depositor, the Master Servicer, any Servicer or the Securities Administrator to any obligation in addition to those undertaken by such entities in the Pooling and Servicing Agreement, which opinion of counsel shall not be an expense of the Trust Fund or any of the above parties.

5.

That the Purchaser hereby acknowledges that under the terms of the Pooling and Servicing Agreement, dated as of November 1, 2006 (the “Agreement”), by and among J.P. Morgan Acceptance Corporation I, as Depositor, U.S. Bank National Association, as Master Servicer and as Securities Administrator, and HSBC Bank USA, National Association, as Trustee with respect to J.P. Morgan Alternative Loan Trust 2006-A7, Mortgage Pass-Through Certificates, no transfer of the Residual Certificates shall be permitted to be made to any person unless the Certificate Registrar and Trustee have received a certificate from such transferee containing the representations in paragraphs 3 and 4 hereof.

6.

That the Purchaser does not hold REMIC residual securities as nominee to facilitate the clearance and settlement of such securities through electronic book-entry changes in accounts of participating organizations (such entity, a “Book-Entry Nominee”).

7.

That the Purchaser does not have the intention to impede the assessment or collection of any federal, state or local taxes legally required to be paid with respect to such Residual Certificate.

8.

That the Purchaser will not transfer a Residual Certificate to any person or entity (i) as to which the Purchaser has actual knowledge that the requirements set forth in paragraph 3, paragraph 6 or paragraph 10 hereof are not satisfied or that the Purchaser has reason to believe does not satisfy the requirements set forth in paragraph 7 hereof, and (ii) without obtaining from the prospective Purchaser an affidavit substantially in this form and providing to the Trustee and the Certificate Registrar a written statement substantially in the form of Exhibit C to the Agreement.

9.

That the Purchaser understands that, as the holder of a Residual Certificate, the Purchaser may incur tax liabilities in excess of any cash flows generated by the interest and that it intends to pay taxes associated with holding such Residual Certificate as they become due.

10.

That the Purchaser (i) is not a Non-U.S. Person or (ii) is a Non-U.S. Person that holds a Residual Certificate in connection with the conduct of a trade or business within the United States and has furnished the transferor, the Trustee and the Certificate Registrar with an effective Internal Revenue Service Form W 8ECI (Certificate of Foreign Person’s Claim for Exemption From Withholding on Income Effectively Connected With the Conduct of a Trade or Business in the United States) or successor form at the time and in the manner required by the Code or (iii) is a Non-U.S. Person that has delivered to the transferor, the Trustee and the Certificate Registrar an opinion of a nationally recognized tax counsel to the effect that the transfer of such Residual Certificate to it is in accordance with the requirements of the Code and the regulations promulgated thereunder and that such transfer of a Residual Certificate will not be disregarded for federal income tax purposes.  “Non-U.S. Person” means an individual, corporation, partnership or other person other than (i) a citizen or resident of the United States; (ii) a corporation, partnership or other entity created or organized in or under the laws of the United States or any state thereof, including for this purpose, the District of Columbia; (iii) an estate that is subject to U.S. federal income tax regardless of the source of its income; (iv) a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States trustees have authority to control all substantial decisions of the trust; and, (v) to the extent provided in Treasury regulations, certain trusts in existence on August 20, 1996 that are treated as United States persons prior to such date and elect to continue to be treated as United States persons.

11.

The Purchaser will not cause income from the Residual Certificate to be attributable to a foreign permanent establishment or fixed base of the Purchaser or another U.S. taxpayer.

12.

That the Purchaser agrees to such amendments of the Pooling and Servicing Agreement as may be required to further effectuate the restrictions on transfer of any Residual Certificate to such a “disqualified organization,” an agent thereof, a Book-Entry Nominee, or a person that does not satisfy the requirements of paragraph 7 and paragraph 10 hereof.

13.

That the Purchaser consents to the designation of the Securities Administrator to act as agent for the “tax matters person” of each REMIC created by the Trust Fund pursuant to the Pooling and Servicing Agreement.

IN WITNESS WHEREOF, the Purchaser has caused this instrument to be executed on its behalf, pursuant to authority of its Board of Directors, by its [title of officer] this _____ day of __________ 20__.

[name of Purchaser]

By:

Name:

Title:

Personally appeared before me the above-named [name of officer] ________________, known or proved to me to be the same person who executed the foregoing instrument and to be the [title of officer] _________________ of the Purchaser, and acknowledged to me that he [she] executed the same as his [her] free act and deed and the free act and deed of the Purchaser.

Subscribed and sworn before me this _____ day of __________ 20__.

NOTARY PUBLIC

COUNTY OF

STATE OF

My commission expires the _____ day of __________ 20__.

EXHIBIT C

FORM OF RESIDUAL CERTIFICATE TRANSFER AFFIDAVIT (TRANSFEROR)

____________________________

Date

Re:

J.P. Morgan  Alternative Loan Trust 2006-A7

Mortgage Pass-Through Certificates

_______________________ (the “Transferor”) has reviewed the attached affidavit of _____________________________ (the “Transferee”), and has no actual knowledge that such affidavit is not true and has no reason to believe that the information contained in paragraph 7 thereof is not true, and has no reason to believe that the Transferee has the intention to impede the assessment or collection of any federal, state or local taxes legally required to be paid with respect to a Residual Certificate.  In addition, the Transferor has conducted a reasonable investigation at the time of the transfer and found that the Transferee had historically paid its debts as they came due and found no significant evidence to indicate that the Transferee will not continue to pay its debts as they become due.

Very truly yours,

Name:

Title:

EXHIBIT D

[RESERVED]

EXHIBIT E

LIST OF PURCHASE AND SERVICING AGREEMENTS, SERVICING AGREEMENTS AND PURCHASE AGREEMENTS

Purchase and Servicing Agreements

1.

Amended and Restated Mortgage Loan Flow Purchase, Sale & Servicing Agreement, dated as of January 1, 2006, between J.P. Morgan Mortgage Acquisition Corp., as the Purchaser and PHH Mortgage Corporation (formerly known as Cendant Mortgage Corporation) and Bishop’s Gate Residential Mortgage Trust (formerly known as Cendant Residential Mortgage Trust), as the Sellers.

2.

Flow Mortgage Loan Purchase, Warranties and Servicing Agreement, dated as of January 1, 2004, between J.P. Morgan Mortgage Acquisition Corp., as purchaser, and Chase Manhattan Mortgage Corporation, as seller and servicer, as modified by the related Acknowledgement, as amended by Amendment No. 1 thereto, dated as of June 1, 2004, Amendment No. 2 thereto, dated as of January 1, 2005, Amendment No. 3 thereto, dated as of May 12, 2005, Amendment No. 4 thereto dated as of June 13, 2005, Amendment No. 5 thereto dated as of August 22, 2005 and Amendment Reg AB thereto dated as of January 1, 2006.

3.

Flow Mortgage Loan Purchase, Warranties and Servicing Agreement, dated as of January 1, 2005, as amended by that certain Amendment Reg AB, dated as of January 1, 2006, by and among JPMorgan Acquisition, as purchaser, JPMCBNA, as the servicer and CHF LLC, as the seller (as amended or modified to the date hereof).

4.

Amended and Restated Master Mortgage Loan Purchase and Servicing Agreement, dated as of December 1, 2005 between Countrywide Home Loans, Inc. as seller and servicer and J.P. Morgan Mortgage Acquisition Corp.

5.

The Mortgage Loan Sale and Servicing Agreement, dated as of November 1, 2004, as amended by that certain Amendment Reg AB, dated as of April 1, 2006, between JPMorgan Acquisition and GreenPoint Mortgage Funding, Inc..

6.

The Mortgage Loan Sale and Servicing Agreement, dated as of March 1, 2006, between JPMorgan Acquisition and Fifth Third.

Servicing Agreements

7.

The Flow Servicing Agreement between J.P. Morgan Mortgage Acquisition Corp. and JPMorgan Chase Bank, National Association, dated as of July 1, 2006 as amended by Amendment Reg AB thereto dated as of January 1, 2006.

Purchase Agreements

8.

Mortgage Loan Sale Agreement dated and effective as of August 1, 2005 between J.P. Morgan Mortgage Acquisition Corp. and GreenPoint Mortgage Funding, Inc., as seller and servicer as amended by Amendment Reg AB thereto dated as of April 1, 2006.

9.

Mortgage Loan Sale Agreement dated as of March 10, 2005 among CTX Mortgage Company, LLC, Harwood Street Funding I, LLC and J.P. Morgan Mortgage Acquisition Corp.

10.

Mortgage Loan Sale Agreement dated as of March 1, 2005, between Mortgage Access Corp., d/b/a Weichert Financial Services and J.P. Morgan Mortgage Acquisition Corp.

11.

Mortgage Loan Sale Agreement, dated as of October 1, 2006 between JPMorgan Acquisition, Flagstar Capital Markets Corporation and Flagstar Bank.

EXHIBIT F

LIST OF CUSTODIAL AGREEMENTS

1.

Flow Custodial Agreement, dated as of April 23, 2004 between J.P. Morgan Mortgage Acquisition Corp., as owner and initial servicer, and JPMorgan Chase Bank, as custodian.

2.

Custodial Agreement dated as of August 28, 2003 among J.P. Morgan Mortgage Acquisition Corp., as owner, Countrywide Home Loans, Inc., as seller, and The Bank of New York Trust Company, N.A., as successor in interest to JPMorgan Chase Bank, National Association, as custodian, as modified by the related Assignment.

3.

Custodial Agreement dated as of April 1, 2003 among J.P. Morgan Mortgage Acquisition Corp., as owner, PHH Mortgage Corporation and Bishop’s Gate Residential Mortgage Trust (formerly known as PHH Residential Mortgage Trust), as sellers, and The Bank of New York Trust Company, N.A., as successor in interest to JPMorgan Chase Bank, National Association, as custodian, as modified by the related Assignment.

4.

Custodial Agreement, dated as of May 26, 2005 by and between J.P. Morgan Mortgage Acquisition Corp. and The Bank of New York Trust Company, N.A., as successor in interest to JPMorgan Chase Bank, National Association, as custodian, as modified by the related Assignment.

EXHIBIT G

[RESERVED]

EXHIBIT H

FORM OF RULE 144A TRANSFER CERTIFICATE

Re:

J.P. Morgan Alternative Loan Trust 2006-A7,

Mortgage Pass-Through Certificates

Reference is hereby made to the Pooling and Servicing Agreement, dated as of November 1, 2006 (the “Pooling and Servicing Agreement”), by and among J.P. Morgan Acceptance Corporation I, as Depositor, U.S. Bank National Association, as Master Servicer and as Securities Administrator, and HSBC Bank USA, National Association, as Trustee.  Capitalized terms used but not defined herein shall have the meanings given to them in the Pooling and Servicing Agreement.

This letter relates to $__________ initial Certificate Balance of Class _____ Certificates which are held in the form of Definitive Certificates registered in the name of  ______________ (the “Transferor”). The Transferor has requested a transfer of such Definitive Certificates for Definitive Certificates of such Class registered in the name of [insert name of transferee].

In connection with such request, and in respect of such Certificates, the Transferor hereby certifies that such Certificates are being transferred in accordance with (i) the transfer restrictions set forth in the Pooling and Servicing Agreement and the Certificates and (ii) Rule 144A under the Securities Act to a purchaser that the Transferor reasonably believes is a “qualified institutional buyer” within the meaning of Rule 144A purchasing for its own account or for the account of a “qualified institutional buyer,” which purchaser is aware that the sale to it is being made in reliance upon Rule 144A, in a transaction meeting the requirements of Rule 144A and in accordance with any applicable securities laws of any state of the United States or any other applicable jurisdiction.

This certificate and the statements contained herein are made for your benefit and the benefit of the Underwriter, the Certificate Registrar and the Depositor.

_________________________

[Name of Transferor]

By:

_____________________

Name:

Title:

Dated: ___________, ____

EXHIBIT I

FORM OF PURCHASER’S LETTER FOR
INSTITUTIONAL ACCREDITED INVESTOR

Date

Dear Sirs:

In connection with our proposed purchase of $______________ principal amount of J.P. Morgan Alternative Loan Trust 2006-A7, Mortgage Pass-Through Certificates (the “Privately Offered Certificates”) of J.P. Morgan Acceptance Corporation I (the “Depositor”), we confirm that:

(1)

We understand that the Privately Offered Certificates have not been, and will not be, registered under the Securities Act of 1933, as amended (the “Securities Act”), and may not be sold except as permitted in the following sentence. We agree, on our own behalf and on behalf of any accounts for which we are acting as hereinafter stated, that if we should sell any Privately Offered Certificates within two years of the later of the date of original issuance of the Privately Offered Certificates or the last day on which such Privately Offered Certificates are owned by the Depositor or any affiliate of the Depositor we will do so only (A) to the Depositor, (B) to “qualified institutional buyers” (within the meaning of Rule 144A under the Securities Act) in accordance with Rule 144A under the Securities Act (“QIBs”), (C) pursuant to the exemption from registration provided by Rule 144 under the Securities Act, or (D) to an institutional “accredited investor” within the meaning of Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act that is not a QIB (an “Institutional Accredited Investor”) which, prior to such transfer, delivers to the Certificate Registrar under the Pooling and Servicing Agreement, dated as of  November 1, 2006, by and among J.P. Morgan Acceptance Corporation I, as Depositor, U.S. Bank National Association, as Master Servicer and as Securities Administrator, and HSBC Bank USA, National Association, as Trustee, a signed letter in the form of this letter; and we further agree, in the capacities stated above, to provide to any person purchasing any of the Privately Offered Certificates from us a notice advising such purchaser that resales of the Privately Offered Certificates are restricted as stated herein.

(2)

We understand that, in connection with any proposed resale of any Privately Offered Certificates to an Institutional Accredited Investor, we will be required to furnish to the Certificate Registrar a certification from such transferee in the form hereof to confirm that the proposed sale is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act. We further understand that the Privately Offered Certificates purchased by us will bear a legend to the foregoing effect.

(3)

We are acquiring the Privately Offered Certificates for investment purposes and not with a view to, or for offer or sale in connection with, any distribution in violation of the Securities Act. We have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of our investment in the Privately Offered Certificates, and we and any account for which we are acting are each able to bear the economic risk of such investment.

(4)

We are an Institutional Accredited Investor and we are acquiring the Privately Offered Certificates purchased by us for our own account or for one or more accounts (each of which is an Institutional Accredited Investor) as to each of which we exercise sole investment discretion.

(5)

We have received such information as we deem necessary in order to make our investment decision.

(6)

If we are acquiring ERISA-Restricted Certificates, we understand that in accordance with ERISA, the Code and the Exemption, no Plan and no person acting on behalf of such a Plan may acquire such Certificate except in accordance with Section 3.03(d) of the Pooling and Servicing Agreement.

Terms used in this letter which are not otherwise defined herein have the respective meanings assigned thereto in the Pooling and Servicing Agreement.

You and the Certificate Registrar are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

Very truly yours,

___________________________

[Purchaser]

By:

_____________________

Name:

Title:

EXHIBIT J

FORM OF ERISA TRANSFER AFFIDAVIT

STATE OF NEW YORK

)

)

ss.:

COUNTY OF NEW YORK

)

The undersigned, being first duly sworn, deposes and says as follows:

1.

The undersigned is the ______________________ of ______________ (the “Investor”), a [corporation duly organized] and existing under the laws of __________, on behalf of which he makes this affidavit.

2.

In the case of ERISA-Restricted Certificates, the Investor either (x) is not, and on ___________ [date of transfer] will not be, an employee benefit plan or other retirement arrangement subject to Section 406 of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), or Section 4975 of the Internal Revenue Code of 1986, as amended (the “Code”), (collectively, a “Plan”) or a person acting on behalf of any such Plan or investing the assets of any such Plan; (y) if the Certificate has been the subject of an ERISA-Qualifying Underwriting, is an insurance company that is purchasing the Certificate with funds contained in an “insurance company general account” as defined in Section V(e) of Prohibited Transaction Class Exemption (“PTCE”) 95-60 and the purchase and holding of the Certificate satisfy the requirements for exemptive relief under Sections I and III of PTCE 95-60; or (z) herewith delivers to and the Certificate Registrar on behalf of the Trustee an opinion of counsel satisfactory to the Trustee and the Certificate Registrar, and upon which the Certificate Registrar, the Trustee, the Master Servicer, any Servicer, the Depositor and the Securities Administrator shall be entitled to rely, to the effect that the purchase or holding of such Certificate by the Investor will not constitute or result in any non-exempt prohibited transactions under Title I of ERISA or Section 4975 of the Code and will not subject the Certificate Registrar, the Trustee, the Master Servicer, the Depositor, the Securities Administrator or any Servicer to any obligation in addition to those undertaken by such entities in the Pooling and Servicing Agreement, which opinion of counsel shall not be an expense of the Trust Fund or the above parties.

3.

In the case of ERISA-Restricted Swap Certificates, the Investor either (x) is not, and on ___________ [date of transfer] will not be, a Plan or a person acting on behalf of any such Plan or investing the assets of any such Plan; or (y) the acquisition and holding of the ERISA-Restricted Swap Certificates are eligible for exemptive relief under PTCE 84-14, PTCE 90-1, PTCE 91-38, PTCE 95-60, PTCE 96-23 or the non-fiduciary service provider exemption under Section 408(b)(17) of ERISA.

4.

The Investor hereby acknowledges that under the terms of the Pooling and Servicing Agreement, dated as of November 1, 2006 (the “Agreement”), by and among J.P. Morgan Acceptance Corporation I, as Depositor, U.S. Bank National Association, as Master Servicer and as Securities Administrator, and HSBC Bank USA, National Association, as Trustee, no transfer of the ERISA-Restricted Certificates or of the ERISA-Restricted Swap Certificates shall be permitted to be made to any person unless the Certificate Registrar has received a certificate from such transferee in the form hereof.

IN WITNESS WHEREOF, the Investor has caused this instrument to be executed on its behalf, pursuant to proper authority, by its duly authorized officer, duly attested, this ____ day of _______________ 20___.

_________________________

[Investor]

By:

____________________

Name:

Title:

ATTEST:

___________________________

STATE OF

)

)

ss.:

COUNTY OF

)

Personally appeared before me the above-named ________________, known or proved to me to be the same person who executed the foregoing instrument and to be the ____________________ of the Investor, and acknowledged that he executed the same as his free act and deed and the free act and deed of the Investor.

Subscribed and sworn before me this _____ day of _________ 20___.

__________________________________

NOTARY PUBLIC

My commission expires the

_____ day of __________ 20___.

EXHIBIT K

FORM OF LETTER OF REPRESENTATIONS
WITH THE DEPOSITORY TRUST COMPANY

[On File with The Depositor]

EXHIBIT L

FORM OF CUSTODIAN CERTIFICATION

J.P. Morgan Acceptance Corporation I
270 Park Avenue
New York, New York 10017

HSBC Bank USA, National Association, as Trustee
452 Fifth Avenue

New York, New York 10018

Attention: CTLA Structured Finance, J.P. Morgan Alternative Loan Trust 2006-A7

U.S. Bank National Association

60 Livingston Ave., EP-MN-WS3D

St. Paul, Minnesota 55107

Attention: Structured Finance – JPALT 2006-A7

RE:

J.P. Morgan Alternative Loan Trust 2006-A7, Mortgage Pass-Through Certificates

Ladies and Gentlemen:

Reference is hereby made to the Pooling and Servicing Agreement, dated as of November 1, 2006 (the “Pooling and Servicing Agreement”), among J.P. Morgan Acceptance Corporation I, as depositor, U.S. Bank National Association, as master servicer and as securities administrator, and HSBC Bank USA, National Association, as trustee.  Capitalized terms used but not defined herein shall have the meanings provided in the Pooling and Servicing Agreement.

In accordance with the provisions of Section 2.01 of the Pooling and Servicing Agreement, the undersigned, as a Custodian, hereby certifies that, as to each Mortgage Loan listed on the Mortgage Loan Schedule, it has reviewed the Trustee Mortgage File and has determined that except as set forth in the attached exception report (a) all documents required to be delivered to it pursuant to Section 2.01 (a) (i) through (ix) of the Pooling and Servicing Agreement are in its possession; provided, that the Custodian has no obligation to verify the receipt of any documents the existence of which was not made known to the Custodian by the Trustee Mortgage File, and provided, further, that the Custodian has no obligation to determine whether recordation of any such modification is necessary (except as set forth in Section 2.01 of the Pooling and Servicing Agreement); (b) such documents have been reviewed by it and appear regular on their face and to relate to such Mortgage Loans; provided, however, that the Custodian makes no representation and has no responsibilities as to the authenticity of such documents, their compliance with applicable law, or the collectability of any of the Mortgage Loans relating thereto; (c) based upon its examination, and only as to the foregoing documents, the information set forth on the Mortgage Loan Schedule accurately reflects, within permitted tolerances, the information reviewed by the Custodian with respect to each Mortgage Loan; and (d) each Mortgage Note has been endorsed and each assignment has been assigned as required under Section 2.01 of the Pooling & Servicing Agreement.

[THE BANK OF NEW YORK TRUST COMPANY, N.A,] as successor in interest to [JPMORGAN CHASE BANK, NATIONAL ASSOCIATION], as Custodian

By:  _________________________________

Name:

Title:

EXHIBIT M

RELEVANT SERVICING CRITERIA

The assessment of compliance to be delivered by the Master Servicer, the Securities Administrator and each Custodian shall address, at a minimum, the criteria identified as below as “Applicable Servicing Criteria” with respect to such party:

Where there are multiple checks for criteria the attesting party will identify in their management assertion that they are attesting only to the portion of the distribution chain they are responsible for in the related transaction agreements.

Regulation AB Reference	Servicing Criteria	Servicers	Master Servicer, Paying Agent, Securities Administrator	Custodians

General Servicing Considerations

1122(d)(1)(i)	Policies and procedures are instituted to monitor any performance or other triggers and events of default in accordance with the transaction agreements.	X	X
1122(d)(1)(ii)	If any material servicing activities are outsourced to third parties, policies and procedures are instituted to monitor the third party’s performance and compliance with such servicing activities.	X	X (Not Securities Administrator)
1122(d)(1)(iii)	Any requirements in the transaction agreements to maintain a back-up servicer for the Pool Assets are maintained.
1122(d)(1)(iv)

A fidelity bond and errors and omissions policy is in effect on the party participating in the servicing function throughout the reporting period in the amount of coverage required by and otherwise in accordance with the terms of the transaction agreements.

		X	X (Not Securities Administrator)
Cash Collection and Administration
1122(d)(2)(i)

Payments on pool assets are deposited into the appropriate custodial bank accounts and related bank clearing accounts no more than two business days following receipt, or such other number of days specified in the transaction agreements.

		X	X
1122(d)(2)(ii)	Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel.	X	X
1122(d)(2)(iii)

Advances of funds or guarantees regarding collections, cash flows or distributions, and any interest or other fees charged for such advances, are made, reviewed and approved as specified in the transaction agreements.

		X	X (Not Securities Administrator)
1122(d)(2)(iv)

The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of over collateralization, are separately maintained (e.g., with respect to commingling of cash) as set forth in the transaction agreements.

		X	X
1122(d)(2)(v)

Each custodial account is maintained at a federally insured depository institution as set forth in the transaction agreements. For purposes of this criterion, “federally insured depository institution” with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule 13k-1(b)(1) of the Securities Exchange Act.

		X	X
1122(d)(2)(vi)	Unissued checks are safeguarded so as to prevent unauthorized access.	X	X (Not Master Servicer or Securities Administrator)
1122(d)(2)(vii)

Reconciliations are prepared on a monthly basis for all asset-backed securities related bank accounts, including custodial accounts and related bank clearing accounts. These reconciliations are (A) mathematically accurate; (B) prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transaction agreements; (C) reviewed and approved by someone other than the person who prepared the reconciliation; and (D) contain explanations for reconciling items. These reconciling items are resolved within 90 calendar days of their original identification, or such other number of days specified in the transaction agreements.

		X	X
Investor Remittances and Reporting
1122(d)(3)(i)

Reports to investors, including those to be filed with the Commission, are maintained in accordance with the transaction agreements and applicable Commission requirements. Specifically, such reports (A) are prepared in accordance with timeframes and other terms set forth in the transaction agreements; (B) provide information calculated in accordance with the terms specified in the transaction agreements; (C) are filed with the Commission as required by its rules and regulations; and (D) agree with investors’ or the trustee’s records as to the total unpaid principal balance and number of Pool Assets serviced by the Servicer.

		X	X
1122(d)(3)(ii)	Amounts due to investors are allocated and remitted in accordance with timeframes, distribution priority and other terms set forth in the transaction agreements.	X	X (Not Master Servicer)
1122(d)(3)(iii)	Disbursements made to an investor are posted within two business days to the Servicer’s investor records, or such other number of days specified in the transaction agreements.	X	X (Not Master Servicer)
1122(d)(3)(iv)	Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements.	X	X (Not Master Servicer)
Pool Asset Administration
1122(d)(4)(i)	Collateral or security on pool assets is maintained as required by the transaction agreements or related pool asset documents.	X		X
1122(d)(4)(ii)	Pool assets and related documents are safeguarded as required by the transaction agreements	X		X
1122(d)(4)(iii)	Any additions, removals or substitutions to the asset pool are made, reviewed and approved in accordance with any conditions or requirements in the transaction agreements.	X
1122(d)(4)(iv)

Payments on pool assets, including any payoffs, made in accordance with the related pool asset documents are posted to the Servicer’s obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and allocated to principal, interest or other items (e.g., escrow) in accordance with the related pool asset documents.

X
1122(d)(4)(v)	The Servicer’s records regarding the pool assets agree with the Servicer’s records with respect to an obligor’s unpaid principal balance.	X
1122(d)(4)(vi)

Changes with respect to the terms or status of an obligor's pool assets (e.g., loan modifications or re-agings) are made, reviewed and approved by authorized personnel in accordance with the transaction agreements and related pool asset documents.

X
1122(d)(4)(vii)

Loss mitigation or recovery actions (e.g., forbearance plans, modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other requirements established by the transaction agreements.

X
1122(d)(4)(viii)

Records documenting collection efforts are maintained during the period a pool asset is delinquent in accordance with the transaction agreements. Such records are maintained on at least a monthly basis, or such other period specified in the transaction agreements, and describe the entity’s activities in monitoring delinquent pool assets including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness or unemployment).

X
1122(d)(4)(ix)	Adjustments to interest rates or rates of return for pool assets with variable rates are computed based on the related pool asset documents.	X
1122(d)(4)(x)

Regarding any funds held in trust for an obligor (such as escrow accounts): (A) such funds are analyzed, in accordance with the obligor’s pool asset documents, on at least an annual basis, or such other period specified in the transaction agreements; (B) interest on such funds is paid, or credited, to obligors in accordance with applicable pool asset documents and state laws; and (C) such funds are returned to the obligor within 30 calendar days of full repayment of the related pool assets, or such other number of days specified in the transaction agreements.

X
1122(d)(4)(xi)

Payments made on behalf of an obligor (such as tax or insurance payments) are made on or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has been received by the servicer at least 30 calendar days prior to these dates, or such other number of days specified in the transaction agreements.

X
1122(d)(4)(xii)

Any late payment penalties in connection with any payment to be made on behalf of an obligor are paid from the Servicer’s funds and not charged to the obligor, unless the late payment was due to the obligor’s error or omission.

X
1122(d)(4)(xiii)

Disbursements made on behalf of an obligor are posted within two business days to the obligor’s records maintained by the servicer, or such other number of days specified in the transaction agreements.

X
1122(d)(4)(xiv)	Delinquencies, charge-offs and uncollectible accounts are recognized and recorded in accordance with the transaction agreements.	X	X (Not Securities Administrator)
1122(d)(4)(xv)	Any external enhancement or other support, identified in Item 1114(a)(1) through (3) or Item 1115 of Regulation AB, is maintained as set forth in the transaction agreements.		X

[NAME OF COMPANY] [NAME OF SUBSERVICER]

Date:

_________________________

By:
Name:

________________________________
Title:

______________________________

EXHIBIT N

FORM 10-D, FORM 8-K AND FORM 10-K

REPORTING RESPONSIBILITY

As to each item described below, the entity indicated as the Responsible Party shall be primarily responsible for reporting the information to both the Depositor and the party identified as responsible for preparing the Securities Exchange Act Reports pursuant to the Pooling and Servicing Agreement.

Under Item 1 of Form 10-D: a) items marked “monthly statement” are required to be included in the periodic Distribution Date statement under Section 4.04 of the Pooling and Servicing Agreement provided by the Securities Administrator based on information received from the Master Servicer and b) items marked “Form 10-D report” are required to be in the Form 10-D report but not the monthly statement, provided by the party indicated under the Pooling and Servicing Agreement, the related Purchase and Servicing Agreement or Servicing Agreement, as applicable.  Information under all other Items of Form 10-D is to be included in the Form 10-D report.

Form	Item	Description	Servicers	Master Servicer	Securities Administrator	Custodians	Trustee	Depositor	Sponsor
10-D	Must be filed within 15 days of the Distribution Date for the asset-backed securities.
	1	Distribution and Pool Performance Information
Item 1121(a) – Distribution and Pool Performance Information
		(1) Any applicable record dates, accrual dates, determination dates for calculating distributions and actual Distribution Dates for the distribution period.			X (monthly statement)
		(2) Cash flows received and the sources thereof for distributions, fees and expenses.			X (monthly statement)
		(3) Calculated amounts and distribution of the flow of funds for the period itemized by type and priority of payment, including:			X (monthly statement)
		(i) Fees or expenses accrued and paid, with an identification of the general purpose of such fees and the party receiving such fees or expenses.			X (monthly statement)

(ii) Payments accrued or paid with respect to enhancement or other support identified in Item 1114 of Regulation AB (such as insurance premiums or other enhancement maintenance fees), with an identification of the general purpose of such payments and the party receiving such payments.

X (monthly statement)
		(iii) Principal, interest and other distributions accrued and paid on the asset-backed securities by type and by class or series and any principal or interest shortfalls or carryovers.			X (monthly statement)
		(iv) The amount of excess cash flow or excess spread and the disposition of excess cash flow.			X (monthly statement)
		(4) Beginning and ending principal balances of the asset-backed securities.			X (monthly statement)
		(5) Interest rates applicable to the pool assets and the asset-backed securities, as applicable.			X (monthly statement)
		(6) Beginning and ending balances of transaction accounts, such as reserve accounts, and material account activity during the period.			X (monthly statement)

(7) Any amounts drawn on any credit enhancement or other support identified in Item 1114 of Regulation AB, as applicable, and the amount of coverage remaining under any such enhancement, if known and applicable.

X (monthly statement)

(8) Number and amount of pool assets at the beginning and ending of each period, and updated pool composition information, such as weighted average coupon, weighted average remaining term, pool factors and prepayment amounts.

					X (monthly statement)			Updated pool composition information fields to be as specified by Depositor from time to time
		(9) Delinquency and loss information for the period.	X	X	X (monthly statement)
		In addition, describe any material changes to the information specified in Item 1100(b)(5) of Regulation AB regarding the pool assets. (methodology)	X	X

(10) Information on the amount, terms and general purpose of any advances made or reimbursed during the period, including the general use of funds advanced and the general source of funds for reimbursements.

			X	X	X (monthly statement)
		(11) Any material modifications, extensions or waivers to pool asset terms, fees, penalties or payments during the distribution period or that have cumulatively become material over time.	X	X	X (monthly statement)
		(12) Material breaches of pool asset representations or warranties or transaction covenants.	X	X				X
		(13) Information on ratio, coverage or other tests used for determining any early amortization, liquidation or other performance trigger and whether the trigger was met.			X (monthly statement)
		(14) Information regarding any new issuance of asset-backed securities backed by the same asset pool,						X

any pool asset changes (other than in connection with a pool asset converting into cash in accordance with its terms), such as additions or removals in connection with a prefunding or revolving period and pool asset substitutions and repurchases (and purchase rates, if applicable), and cash flows available for future purchases, such as the balances of any prefunding or revolving accounts, if applicable.

			X	X	X			X

Disclose any material changes in the solicitation, credit-granting, underwriting, origination, acquisition or pool selection criteria or procedures, as applicable, used to originate, acquire or select the new pool assets.

								X	X
		Item 1121(b) – Pre-Funding or Revolving Period Information Updated pool information as required under Item 1121(b).						X
	2	Legal Proceedings

Item 1117 – Legal proceedings pending against the following entities, or their respective property, that is material to Certificateholders, including proceedings known to be contemplated by governmental authorities:

		Sponsor (Seller)							X
		Depositor						X
		Trustee					X
		Issuing entity						X
		Master Servicer, affiliated Servicer, other Servicer servicing 20% or more of pool assets at time of report, other material servicers (each as to itself)	X	X
		Securities Administrator			X
		Originator of 20% or more of pool assets as of the Cut-off Date						X
		Custodian (each as to itself)				X
	3	Sales of Securities and Use of Proceeds

Information from Item 2(a) of Part II of Form 10-Q:

With respect to any sale of securities by the sponsor, depositor or issuing entity, that are backed by the same asset pool or are otherwise issued by the issuing entity, whether or not registered, provide the sales and use of proceeds information in Item 701 of Regulation S-K.  Pricing information can be omitted if securities were not registered.

X
	4	Defaults Upon Senior Securities
		Information from Item 3 of Part II of Form 10-Q: Report the occurrence of any Event of Default (after expiration of any grace period and provision of any required notice)			X
	5	Submission of Matters to a Vote of Security Holders
		Information from Item 4 of Part II of Form 10-Q			X		X
	6	Significant Obligors of Pool Assets
		Item 1112(b) – Significant Obligor Financial Information*						X	X
*This information need only be reported on the Form 10-D for the distribution period in which updated information is required pursuant to the Item.
	7	Significant Enhancement Provider Information
Item 1114(b)(2) – Credit Enhancement Provider Financial Information*
		Determining applicable disclosure threshold						X
		Notifying the applicable party of the need to request required financial information or effecting incorporation by reference						X
Item 1115(b) – Derivative Counterparty Financial Information*
		Determining current maximum probable exposure						X
		Determining current significance percentage						X
		Notifying the applicable party of the need to request required financial information or effecting incorporation by reference						X
*This information need only be reported on the Form 10-D for the distribution period in which updated information is required pursuant to the Items.
	8	Other Information
		Disclose any information required to be reported on Form 8-K during the period covered by the Form 10-D but not reported	The Responsible Party for the applicable Form 8-K item as indicated below.
	9	Exhibits
		Distribution report			X
		Exhibits required by Item 601 of Regulation S-K, such as material agreements					X

ADDITIONAL FORM 10-K DISCLOSURE

Form	Item	Description	Servicers	Master Servicer	Securities Administrator	Custodians	Trustee	Depositor	Sponsor
10-K	Must be filed within 90 days of the fiscal year end for the registrant.
	9B	Other Information
		Disclose any information required to be reported on Form 8-K during the fourth quarter covered by the Form 10-K but not reported	The Responsible Party for the applicable Form 8-K as indicated above.
	15	Exhibits and Financial Statement Schedules
		Item 1112(b) – Significant Obligor Financial Information						X	X
Item 1114(b)(2) – Credit Enhancement Provider Financial Information
		Determining applicable disclosure threshold						X
		Requesting required financial information or effecting incorporation by reference						X
Item 1115(b) – Derivative Counterparty Financial Information
		Determining current maximum probable exposure						X
		Determining current significance percentage						X
		Notifying the applicable party of the need to request required financial information or effecting incorporation by reference						X

Item 1117 – Legal proceedings pending against the following entities, or their respective property, that is material to Certificateholders, including proceedings known to be contemplated by governmental authorities:

		Sponsor (Seller)							X
		Depositor						X
		Trustee					X
		Issuing entity						X
		Master Servicer, affiliated Servicer, other Servicer servicing 20% or more of pool assets at time of report, other material servicers (each as to itself)	X	X
		Securities Administrator			X
		Originator of 20% or more of pool assets as of the Cut-off Date						X	X
		Custodian (each as to itself)				X
Item 1119 – Affiliations and relationships between the following entities, or their respective affiliates, that are material to Certificateholders:
		Sponsor (Seller)							X
		Depositor						X
		Trustee					X
		Master Servicer, affiliated Servicer, other Servicer servicing 20% or more of pool assets at time of report, other material servicers (each as to itself)	X	X
		Securities Administrator			X
		Originator						X	X
		Custodian (each as to itself)				X
		Credit Enhancer/Support Provider						X	X
		Significant Obligor						X	X
		Item 1122 – Assessment of Compliance with Servicing Criteria	X	X	X	X
		Item 1123 – Servicer Compliance Statement	X	X

FORM 8-K DISCLOSURE INFORMATION

Form	Item	Description	Servicers	Master Servicer	Securities Administrator	Custodians	Trustee	Depositor	Sponsor
8-K	Must be filed within four business days of an event reportable on Form 8-K.
	1.01	Entry into a Material Definitive Agreement

Disclosure is required regarding entry into or amendment of any definitive agreement that is material to the securitization, even if depositor is not a party.

Examples: servicing agreement, custodial agreement.

Note: disclosure not required as to definitive agreements that are fully disclosed in the prospectus

			X	X			X (if Master Servicer is not a party and if the Trustee is a party thereto)	X (if Master Servicer is not a party)	X (if Master Servicer is not a party)
	1.02	Termination of a Material Definitive Agreement	X	X			X (if Master Servicer is not a party and if the Trustee is a party thereto)	X (if Master Servicer is not a party)	X (if Master Servicer is not a party)

Disclosure is required regarding termination of  any definitive agreement that is material to the securitization (other than expiration in accordance with its terms), even if depositor is not a party.

Examples: servicing agreement, custodial agreement.

	1.03	Bankruptcy or Receivership

Disclosure is required regarding the bankruptcy or receivership, if known to the Master Servicer, with respect to any of the following:

Sponsor (Seller), Depositor, Master Servicer, affiliated Servicer, other Servicer servicing 20% or more of pool assets at time of report, other material servicers, Certificate Administrator, Trustee, significant obligor, credit enhancer (10% or more), derivatives counterparty, Custodian  (each as to itself)

			X	X	X	X		X	X
	2.04	Triggering Events that Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement

Includes an early amortization, performance trigger or other event, including event of default, that would materially alter the payment priority/distribution of cash flows/amortization schedule.

Disclosure will be made of events other than waterfall triggers which are disclosed in the monthly statement

				X	X
	3.03	Material Modification to Rights of Security Holders
		Disclosure is required of any material modification to documents defining the rights of Certificateholders, including the Pooling and Servicing Agreement					X (if Trustee is a party thereto)	X
	5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
		Disclosure is required of any amendment “to the governing documents of the issuing entity”						X
	5.06	Change in Shell Company Status
		[Not applicable to ABS issuers]						X
	6.01	ABS Informational and Computational Material
		[Not included in reports to be filed under Section 3.18]						X
	6.02	Change of Servicer, Securities Administrator or Trustee

Requires disclosure of any removal, replacement, substitution or addition of any master servicer, affiliated servicer, other servicer servicing 10% or more of pool assets at time of report, other material servicers, certificate administrator or trustee.

			X	X	X			X
		Reg AB disclosure about any new servicer (from entity appointing new servicer) or trustee (from Depositor) is also required.						X
	6.03	Change in Credit Enhancement or Other External Support

Covers termination of any enhancement in manner other than by its terms, the addition of an enhancement, or a material change in the enhancement provided.  Applies to external credit enhancements as well as derivatives.

					X			X
		Reg AB disclosure about any new enhancement provider is also required.						X
	6.04	Failure to Make a Required Distribution			X
	6.05	Securities Act Updating Disclosure

If any material pool characteristic differs by 5% or more at the time of issuance of the securities from the description in the final prospectus, provide updated Reg AB disclosure about the actual asset pool.

X
		If there are any new servicers or originators required to be disclosed under Regulation AB as a result of the foregoing, provide the information called for in Items 1108 and 1110 respectively.						X
	7.01	Regulation FD Disclosure						X	X
	8.01	Other Events
		Any event, with respect to which information is not otherwise called for in Form 8-K, that the registrant deems of importance to security holders.						X
	9.01	Financial Statements and Exhibits	The Responsible Party (other than the Trustee) applicable to reportable event.

EXHIBIT O

[RESERVED]

EXHIBIT P

FORM OF ANNUAL BACK-UP CERTIFICATION

Re:

The Pooling And Servicing Agreement, dated as of November 1, 2006 (the “Agreement”), by and among J.P. Morgan Acceptance Corporation I, as depositor (the “Depositor”), HSBC Bank USA, National Association, as trustee (the “Trustee”) and U.S. Bank National Association, in its dual capacities as master servicer (the “Master Servicer”) and securities administrator.

I, ________________________________, the _______________________ of [NAME OF COMPANY], certify to the Depositor, the Master Servicer, the Securities Administrator, and their officers, with the knowledge and intent that they will rely upon this certification, that:

(1)

I have reviewed (i) the servicer compliance statement of the Company provided in accordance with Section 11.05 of the Pooling and Servicing Agreement (the “Compliance Statement”), (ii) the report on assessment of the Company’s compliance with the servicing criteria provided in accordance with Section 11.06 of the Pooling and Servicing Agreement, (iii) the registered public accounting firm’s attestation report provided in accordance with Section 11.07 of the Pooling and Servicing Agreement (the “Attestation Report”), and all servicing reports, officer’s certificates and other information relating to the servicing of the Mortgage Loans by the Company during 200[ ] that were delivered by the Company to the Securities Administrator pursuant to the Agreement (collectively, the “Company Servicing Information”);

(2)

Based on my knowledge, the Company Servicing Information, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in the light of the circumstances under which such statements were made, not misleading with respect to the period of time covered by the Company Servicing Information;

(3)

Based on my knowledge, all of the Company Servicing Information required to be provided by the Company under the Agreement has been provided to the Securities Administrator;

(4)

I am responsible for reviewing the activities performed by the Company as servicer under the Agreement, and based on my knowledge and the compliance review conducted in preparing the Compliance Statement and except as disclosed in the Compliance Statement, the Servicing Assessment or the Attestation Report, the Company has fulfilled its obligations under the Agreement in all material respects; and

(5)

The Compliance Statement required to be delivered by the Company pursuant to the Agreement, and the Servicing Assessment and Attestation Report required to be provided by the Company and by any Subservicer or Subcontractor pursuant to the Agreement, have been provided to Securities Administrator.  Any material instances of noncompliance described in such reports have been disclosed to Securities Administrator.  Any material instance of noncompliance with the Servicing Criteria has been disclosed in such reports.

By:

________________________________

Name:

Title

Date:

EXHIBIT Q

ADDITIONAL DISCLOSURE NOTIFICATION

U.S. Bank National Association

60 Livingston Ave., EP-MN-WS3D

St. Paul, Minnesota 55107

Fax: (866) 832-7910

Attention: Structured Finance – JPALT 2006-A7

J.P. Morgan Acceptance Corporation I

270 Park Avenue

New York, New York 10017

RE:  **Additional Form [10-D][10-K][8-K] Disclosure** Required

Ladies and Gentlemen:

In accordance with Article XI of the Pooling and Servicing Agreement, dated as of November 1, 2006, by and among J.P. Morgan Acceptance Corporation I, as depositor (the “Depositor”), HSBC Bank USA, National Association, as trustee (the “Trustee”) and U.S. Bank National Association, in its dual capacities as master servicer (the “Master Servicer”) and securities administrator (the “Securities Administrator”), the undersigned, as [          ], hereby notifies you that certain events have come to our attention that [will] [may] need to be disclosed on Form [10-D][10-K][8-K].

Description of Additional Form [10-D][10-K][8-K] Disclosure:

List of any Attachments hereto to be included in the Additional Form [10-D][10-K][8-K] Disclosure:

Any inquiries related to this notification should be directed to [                       ], phone number:  [         ]; email address:  [                   ].

[NAME OF PARTY],

as [role]

By:

Name:
Title:

SCHEDULE A

MORTGAGE LOAN SCHEDULE

[On File]

SCHEDULE B

SWAP AGREEMENT SCHEDULE

Distribution Date	Swap Agreement Notional Amount ($)	Distribution Date	Swap Agreement Notional Amount ($)
December 2006	865,998,034.24	August 2009	266,897,659.86
January 2007	839,716,533.01	September 2009	257,983,554.86
February 2007	814,216,626.53	October 2009	233,866,027.19
March 2007	786,817,068.59	November 2009	209,345,626.33
April 2007	763,003,232.19	December 2009	203,186,226.32
May 2007	737,005,560.10	January 2010	197,207,882.77
June 2007	713,647,687.27	February 2010	191,405,277.40
July 2007	692,653,149.35	March 2010	185,773,248.07
August 2007	668,490,067.72	April 2010	180,306,784.16
September 2007	647,361,442.91	May 2010	175,001,022.18
October 2007	628,315,527.42	June 2010	169,851,241.39
November 2007	609,829,457.14	July 2010	164,852,859.67
December 2007	591,886,787.52	August 2010	160,001,429.39
January 2008	574,471,556.77	September 2010	155,292,633.53
February 2008	556,032,356.71	October 2010	150,631,570.96
March 2008	532,775,442.52	November 2010	146,198,252.59
April 2008	514,522,311.40	December 2010	141,781,555.53
May 2008	492,006,504.97	January 2011	137,608,522.63
June 2008	475,596,222.42	February 2011	132,522,575.22
July 2008	450,669,155.75	March 2011	122,431,294.95
August 2008	434,026,224.75	April 2011	118,828,483.30
September 2008	413,446,270.82	May 2011	105,824,592.40
October 2008	401,282,227.06	June 2011	100,618,921.72
November 2008	388,409,665.12	July 2011	97,467,020.12
December 2008	376,981,455.11	August 2011	74,989,710.83
January 2009	365,889,191.62	September 2011	71,393,963.35
February 2009	353,649,444.12	October 2011	37,653,568.50
March 2009	334,085,795.56	November 2011	0.00
April 2009	322,373,209.97
May 2009	312,887,786.45
June 2009	295,273,911.30
July 2009	285,943,900.41